UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia     290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 through October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment witnessed over the past twelve months was more volatile and bifurcated than what was experienced in prior years. For the fiscal year ending on October 31, 2018, US equities posted strong gains, with the S&P 500 Total Return Index up 7.35%.

Going forward, we believe the volatility experienced in October, as well as during the first few months of 2018, is likely to be reflective of what investors should come to expect going forward. While we do not anticipate an imminent recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk regime for risk assets over the next twelve months.

The US is likely approaching a period of peak growth and continues to show signs of progressing further into late cycle territory. At the same time, key global risks are rising, including trade tensions, global growth concerns, and geopolitical uncertainty, all of which have continued escalating throughout 2018.

We are approaching the ten-year anniversary of the bull market, and while bull markets do not necessarily die of old age, they cannot extend indefinitely either. As the economy continues to move into later cycle territory, we believe investors should temper their expectations as the extraordinary returns experienced over the past several years are unlikely to persist.

Given our updated outlook, we are reviewing late cycle risks in current and prospective investments and have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, choosing to be selective in our investment decisions and seeking to avoid overvalued areas of the market.

With this in mind, we discuss recent fund performance in the enclosed, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets.

We hope that you find this information helpful, and look forward to working with you in the years ahead to help you meet your investment goals.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The index accounts for the reinvestment of regular cash dividends, but not for the withholding of taxes. Index returns provided by Morningstar. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2018 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

©2018 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series may invest in large-, mid- and small-size companies within the US.

Performance Commentary

US equity markets delivered positive absolute returns for the twelve-month period ended October 31, 2018. The Russell 3000 Index returned 6.60%; however, performance varied largely between sectors, with five sectors generating returns of 6% or more, while the remaining six sectors generated returns of 2.3% or less. In general, growth stocks benefitted from increased earnings estimates as the domestic markets rose throughout most of 2018.

The Equity Series Class S returned 7.67% during the year, outperforming the Russell 3000 Index on a relative basis. Importantly, the Series has provided robust positive absolute returns over the current stock market cycle, which began in April 2000.

Both stock selection and sector positioning contributed to the Series’ outperformance relative to the Russell 3000 Index during the year. The most notable contributors to relative performance were stock selection in Consumer Discretionary, Financials, Materials, and Information Technology along with underweight allocations to Financials and Industrials. This was offset by an overweight allocation to Materials, and stock selection in Communication Services and Health Care, all of which detracted from relative returns.

Our increased concern for US growth and view that we are moving into late cycle territory has led to meaningful allocations to Health Care and Consumer Staples. The Series’ largest relative underweights are to some of the more economically sensitive sectors like Financials, Energy, and Industrials. We have generally found the more yield-oriented segments to be overvalued given the lower growth prospects, which has led to underweight allocations to the Utilities sector.

Please see the next page for additional performance information as of October 31, 2018.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Russell 3000® Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

2

Equity Series

Performance Update as of October 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Equity Series[2]	7.67%	9.37%	11.85%
Russell 3000® Index[3]	6.60%	10.81%	13.35%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2018 to the Russell 3000® Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.22% for the year ended October 31, 2018.

3 The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD* 5/1/18-10/30/18
Actual	$1,000.00	$1,025.13	$5.36
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Series

Portfolio Composition as of October 31, 2018

(unaudited)

5

Equity Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.0%

Communication Services - 5.8%
Diversified Telecommunication Services - 1.9%
Zayo Group Holdings, Inc.*	45,260	$1,352,369

Entertainment - 1.9%
Electronic Arts, Inc.*	14,240	1,295,555

Interactive Media & Services - 2.0%
Alphabet, Inc. - Class A*	650	708,877
Alphabet, Inc. - Class C*	655	705,284

		1,414,161

Total Communication Services		4,062,085

Consumer Discretionary - 12.1%
Internet & Direct Marketing Retail - 5.2%
Amazon.com, Inc.*	1,080	1,725,851
Booking Holdings, Inc.*	1,010	1,893,326

		3,619,177

Specialty Retail - 5.4%
AutoZone, Inc.*	1,890	1,386,258
Dick’s Sporting Goods, Inc.	31,405	1,110,795
O’Reilly Automotive, Inc.*	2,145	688,009
Ulta Beauty, Inc.*	1,955	536,686

		3,721,748

Textiles, Apparel & Luxury Goods - 1.5%
NIKE, Inc. - Class B	14,225	1,067,444

Total Consumer Discretionary		8,408,369

Consumer Staples - 11.0%
Beverages - 4.0%
The Coca-Cola Co.	36,445	1,744,987
PepsiCo, Inc.	9,000	1,011,420

		2,756,407

Food Products - 3.4%
Campbell Soup Co.	25,785	964,617
Mondelez International, Inc. - Class A	33,770	1,417,665

		2,382,282

Household Products - 1.1%
Colgate-Palmolive Co.	12,155	723,830

Tobacco - 2.5%
Altria Group, Inc.	11,860	771,374

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2018

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco (continued)
Philip Morris International, Inc.	11,230	$989,026

		1,760,400

Total Consumer Staples		7,622,919

Energy - 2.1%
Energy Equipment & Services - 2.1%
Diamond Offshore Drilling, Inc.*	27,875	395,268
Ensco plc - Class A	62,580	446,821
Transocean Ltd.*	59,280	652,673

Total Energy		1,494,762

Financials - 9.1%
Capital Markets - 7.5%
BlackRock, Inc.	3,775	1,553,110
Cboe Global Markets, Inc.	7,090	800,107
The Charles Schwab Corp.	20,000	924,800
CME Group, Inc.	3,760	688,982
E*TRADE Financial Corp.	10,930	540,161
Intercontinental Exchange, Inc.	9,465	729,184

		5,236,344

Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc. - Class B*	5,240	1,075,667

Total Financials		6,312,011

Health Care - 19.2%
Biotechnology - 8.1%
BioMarin Pharmaceutical, Inc.*	12,670	1,167,794
Incyte Corp.*	38,990	2,527,332
Regeneron Pharmaceuticals, Inc.*	2,100	712,404
Seattle Genetics, Inc.*	14,110	791,994
Vertex Pharmaceuticals, Inc.*	2,615	443,138

		5,642,662

Health Care Equipment & Supplies - 1.2%
Intuitive Surgical, Inc.*	1,640	854,735

Health Care Providers & Services - 1.2%
DaVita, Inc.*	12,650	851,851

Life Sciences Tools & Services - 1.9%
Thermo Fisher Scientific, Inc.	5,465	1,276,897

Pharmaceuticals - 6.8%
Bristol-Myers Squibb Co.	13,080	661,063
Johnson & Johnson	18,125	2,537,319
Merck & Co., Inc.	15,715	1,156,781

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Investment Portfolio - October 31, 2018

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Mylan N.V.*	10,950	$342,188

		4,697,351

Total Health Care		13,323,496

Industrials - 5.3%
Air Freight & Logistics - 2.1%
FedEx Corp.	6,595	1,453,142

Commercial Services & Supplies - 1.7%
Advanced Disposal Services, Inc.*	43,440	1,176,790

Professional Services - 0.6%
Equifax, Inc.	4,550	461,552

Road & Rail - 0.9%
Genesee & Wyoming, Inc. - Class A*	7,755	614,429

Total Industrials		3,705,913

Information Technology - 19.2%
Electronic Equipment, Instruments & Components - 0.5%
Cognex Corp.	8,025	343,791

IT Services - 7.7%
LiveRamp Holdings, Inc.*	23,445	1,070,968
Mastercard, Inc. - Class A	9,180	1,814,611
Visa, Inc. - Class A	18,060	2,489,571

		5,375,150

Semiconductors & Semiconductor Equipment - 4.3%
NVIDIA Corp.	1,710	360,519
Qorvo, Inc.*	26,265	1,930,740
Skyworks Solutions, Inc.	8,365	725,747

		3,017,006

Software - 6.7%
Adobe, Inc.*	4,155	1,021,133
Microsoft Corp.	19,400	2,072,114
ServiceNow, Inc.*	8,435	1,527,072

		4,620,319

Total Information Technology		13,356,266

Materials - 7.3%
Chemicals - 3.1%
Axalta Coating Systems Ltd.*	35,290	870,957
CF Industries Holdings, Inc.	18,885	907,046
Olin Corp.	17,015	343,703

		2,121,706

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Investment Portfolio - October 31, 2018

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Containers & Packaging - 3.2%
Ball Corp.	21,920	$982,016
Crown Holdings, Inc.*	7,540	318,867
Sealed Air Corp.	29,505	954,782

		2,255,665

Metals & Mining - 1.0%
Freeport-McMoRan, Inc.	30,535	355,733
Southern Copper Corp. (Peru)	9,440	361,929

		717,662

Total Materials		5,095,033

Real Estate - 4.9%
Equity Real Estate Investment Trusts (REITS) - 4.9%
American Tower Corp.	10,185	1,586,925
Equinix, Inc.	1,775	672,263
SBA Communications Corp.*	7,000	1,135,190

Total Real Estate		3,394,378

TOTAL COMMON STOCKS
(Identified Cost $57,440,869)		66,775,232

SHORT-TERM INVESTMENT - 4.2%
Dreyfus Government Cash Management, Institutional Shares[1], 2.05%
(Identified Cost $2,898,725)	2,898,725	2,898,725

TOTAL INVESTMENTS - 100.2%
(Identified Cost $60,339,594)		69,673,957
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(112,302)

NET ASSETS - 100%		$69,561,655

* Non-income producing security.

1 Rate shown is the current yield as of October 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statement of Assets and Liabilities

October 31, 2018

ASSETS:

Investments, at value (identified cost $60,339,594) (Note 2)	$69,673,957
Receivable for securities sold	1,272,362
Dividends receivable	17,414
Receivable for fund shares sold	1,789
Interest receivable	3,460
Prepaid expenses	6,589

TOTAL ASSETS	70,975,571

LIABILITIES:

Accrued management fees (Note 3)	35,792
Accrued shareholder services fees (Class S) (Note 3)	15,491
Accrued fund accounting and administration fees (Note 3)	13,913
Accrued Chief Compliance Officer service fees (Note 3)	402
Payable for securities purchased	1,237,522
Payable for fund shares repurchased	68,967
Other payables and accrued expenses	41,829

TOTAL LIABILITIES	1,413,916

TOTAL NET ASSETS	$69,561,655

NET ASSETS CONSIST OF:

Capital stock	$48,710
Additional paid-in-capital	49,661,998
Total distributable earnings	19,850,947

TOTAL NET ASSETS	$69,561,655

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($69,561,655/ 4,871,049 shares)	$14.28

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Statement of Operations

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Dividends	$688,054
Interest	17,194

Total Investment Income	705,248

EXPENSES:

Management fees (Note 3)	598,559
Shareholder services fees (Class S) (Note 3)	199,520
Fund accounting and administration fees (Note 3)	43,921
Directors’ fees (Note 3)	6,200
Chief Compliance Officer service fees (Note 3)	4,385
Miscellaneous	121,428

Total Expenses	974,013
Less reduction of expenses (Note 3)	(136,030)

Net Expenses	837,983

NET INVESTMENT LOSS	(132,735)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	11,047,143
Net change in unrealized appreciation (depreciation) on investments	(4,124,586)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	6,922,557

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,789,822

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(132,735)	$89,394
Net realized gain (loss) on investments	11,047,143	7,935,062
Net change in unrealized appreciation (depreciation) on investments	(4,124,586)	9,384,301

Net increase from operations	6,789,822	17,408,757

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(5,983,527)	(4,244,499)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(14,599,547)	(28,279,625)

Net decrease in net assets	(13,793,252)	(15,115,367)

NET ASSETS:

Beginning of year	83,354,907	98,470,274

End of year	$69,561,655	$83,354,907

* For the year ended October 31, 2017, the distributions to shareholders from net realized gain on investments for Class S was $4,244,499.

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.27	$12.20	$16.62	$21.15	$21.60

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.01	(0.07)	0.01	(0.00)[2]
Net realized and unrealized gain (loss) on investments	1.07	2.63	0.64	(0.42)	2.51

Total from investment operations	1.05	2.64	0.57	(0.41)	2.51

Less distributions to shareholders:
From net investment income	—	—	(0.00)[2]	(0.00)[2]	(0.01)
From net realized gain on investments	(1.04)	(0.57)	(4.99)	(4.12)	(2.95)

Total distributions to shareholders	(1.04)	(0.57)	(4.99)	(4.12)	(2.96)

Net asset value - End of year	$14.28	$14.27	$12.20	$16.62	$21.15

Net assets - End of year (000’s omitted)	$69,562	$83,355	$98,470	$500,946	$1,290,335

Total return[3]	7.67%	22.68%[4]	6.16%	(1.46%)	13.23%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	(0.17%)	0.10%	(0.55%)	0.04%	(0.01%)
Portfolio turnover	45%	71%	40%	62%	61%

*Effective March 1, 2017, Class A shares of the Series have been designated as Class S shares.
**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.17%	0.15%	0.09%	0.03%	0.02%

1 Calculated based on average shares outstanding during the years.

2 Less than $(0.01).

3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4 Includes litigation proceeds. Excluding this amount, the Series’ total return is 21.48%.

The accompanying notes are an integral part of the financial statements.

13

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2018, 13.4 billion shares have been designated in total among 38 series, of which 200 million have been designated as Equity Series Class S common stock and 100 million have been designated as Equity Series Class W common stock. Class W common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Communication Services	$4,062,085	$4,062,085	$—	$—
Consumer Discretionary	8,408,369	8,408,369	—	—
Consumer Staples	7,622,919	7,622,919	—	—
Energy	1,494,762	1,494,762	—	—
Financials	6,312,011	6,312,011	—	—
Health Care	13,323,496	13,323,496	—	—
Industrials	3,705,913	3,705,913	—	—
Information Technology	13,356,266	13,356,266	—	—
Materials	5,095,033	5,095,033	—	—
Real Estate	3,394,378	3,394,378	—	—
Mutual Fund	2,898,725	2,898,725	—	—

Total assets	$69,673,957	$69,673,957	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2017 or October 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended October 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, the Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

15

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2015 through October 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a

16

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

Shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Shares of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of shares. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series, exclusive of shareholder services fees, in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. Accordingly, the Advisor waived fees of $136,030 for the year ended October 31, 2018, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $34,512,089 and $57,385,504, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S shares of Equity Series were:

	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	282,300	$4,076,767	452,939	$5,772,026
Reinvested	426,205	5,860,318	350,413	4,117,356
Repurchased	(1,680,674)	(24,536,632)	(3,033,987)	(38,169,007)

Total	(972,169)	$(14,599,547)	(2,230,635)	$(28,279,625)

At October 31, 2018, the Advisor and its affiliates owned 8.2% of the Series.

17

Equity Series

Notes to Financial Statements (continued)

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended October 31, 2018, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2018.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales, and the use of equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2018, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $3,803 and decrease Total Distributable Earnings by $3,803. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
Ordinary income	$3,065,404	$—
Long-term capital gains	2,918,123	4,244,499

At October 31, 2018, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purpose were as follows:

Cost for federal income tax purposes	$60,664,648
Unrealized appreciation	11,888,239
Unrealized depreciation	(2,878,930)

Net unrealized appreciation	$9,009,309

Undistributed ordinary income	$3,085,493
Undistributed long-term capital gains	$7,756,145

18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Equity Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 14, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $959,389 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 29.36%.

The Series designates $8,143,952 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2018.

20

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018-Present); Vice President of Finance (2016-2018); Director of Finance (2011-2016); Financial Analyst/Internal Auditor (2004-2006) - Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

21

Equity Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

22

Equity Series

Directors’ and Officers’ Information
(unaudited)
Officers: (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) - Harter Secrest and Emery LLP; Legal Counsel (2010-2017) - Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*At a meeting of the Board of Directors held on November 15, 2018, the Board accepted the resignation of Michele T. Mosca from her positions as Principal Executive Officer, President, Chair and Interested Director of the Fund and appointed Paul J. Battaglia to each of the resigned positions effective immediately. Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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25

Equity Series

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/18-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment witnessed over the past twelve months was more volatile and bifurcated than what was experienced in prior years across both equities and fixed income, as well as between domestic and international investing.

For the fiscal year ending on October 31, 2018, US equities posted strong gains, with the S&P 500 Total Return Index up 7.35%. On the other hand, international equity performance was decidedly poor as the MSCI ACWI ex USA Index fell 8.24%. Regarding fixed income, domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 2.05% as rising interest rates weighed on returns.

Going forward, we believe the volatility experienced in October, as well as during the first few months of 2018, is likely to be reflective of what investors should come to expect going forward. While we do not anticipate an imminent recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk regime for risk assets over the next twelve months.

The US is likely approaching a period of peak growth and continues to show signs of progressing further into late cycle territory. At the same time, key global risks are rising, including trade tensions, global growth concerns, and geopolitical uncertainty, all of which have continued escalating throughout 2018.

We are approaching the ten-year anniversary of the bull market, and while bull markets do not necessarily die of old age, they cannot extend indefinitely either. As the economy continues to move into later cycle territory, we believe investors should temper their expectations as the strong returns experienced over the past several years are unlikely to persist.

Given our updated outlook, we are reviewing late cycle risks in current and prospective investments and have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, choosing to be selective in our investment decisions and seeking to avoid overvalued areas of the market.

With this in mind, we discuss recent fund performance in the enclosed, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets.

We hope that you find this information helpful, and look forward to working with you in the years ahead to help you meet your investment goals.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The index accounts for the reinvestment of regular cash dividends, but not for the withholding of taxes. Index returns provided by Morningstar. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2018 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Morningstar.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Morningstar.

©2018 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

1

Fund Commentary

(unaudited)

Investment Objective

The Blended Asset Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

In absolute terms, the performance results were mixed as the Blended Asset Maximum portfolio delivered positive returns while the Blended Asset Conservative, Moderate, and Extended portfolios experienced negative returns during the one-year period. Similarly, Maximum Term outperformed its blended benchmark while Conservative, Moderate, and Extended portfolios trailed their respective blended benchmarks over the one-year period.

The Blended Asset Maximum portfolio was modestly overweight in equities as compared to its blended benchmark, contributing to relative performance, as equities outperformed fixed income during the one-year period. Conversely, an equity underweight, to varying degrees, in the Conservative, Moderate, and Extended portfolios detracted from relative performance.

Stock selection challenged relative returns and was the primary contributor to the respective Series’ underperformance. Specifically, selection in the Consumer Staples, Communication Services, and Health Care sectors detracted from relative returns across all portfolios.

Offsetting a portion of the relative performance headwind was the aggregate effect of sector allocations, which aided relative returns. Each Series’ overweight to Health Care, and underweight to Financials and Industrials, aided relative returns. Within fixed income, with the exception of the Conservative Series, the portfolios benefitted from a slightly shorter duration as rates generally rose over the course of the year.

In general, we believe that we are entering a higher risk regime for equities and credit, and that the US is likely approaching a period of peak growth. This could result in lower returns as the economy is moving into late cycle territory as supply begins to become a binding constraint for growth. Given this outlook, we believe that the equity section of each Series should focus on higher quality businesses and reasonably priced growth companies that tend to perform well later cycle and have historically provided some degree of downside protection in higher risk market environments.

Regarding fixed income, we continue to view corporate bonds as moderately attractive as they continue to adequately compensate investors on a fundamental basis. That said, we are aware that we are in the later stages of an economic expansion and we may look to reduce exposure if spreads tighten or if economic conditions deteriorate. Each Series also has a notable allocation to U.S. Treasury securities. With the exception of the Blended Asset Maximum Series, each Series holds Agencies as well as pass-through securities, which include asset-backed and commercial mortgage backed securities.

Additionally, we believe that domestic conditions argue for higher interest rates across the curve and expect the yield curve to flatten. While at the early stages of policy normalization, we expect European and Japanese interest rates to remain very low for an extended period of time, keeping US yields at lower levels than domestic conditions alone would argue for.

We think the Fed will remain opportunistic, looking to hike the federal funds target rate as economic conditions allow, while also remaining sensitive to domestic and global market conditions as they continue to reduce the size of their balance sheet by decreasing reinvestment of principal in Treasuries and agency mortgage-backed securities.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series’ respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

2

Performance Update as of October 31, 2018 - Blended Asset Conservative Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2018
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Blended Asset Conservative Series - Class R6[3]	-0.62%	-0.76%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index[4]	-1.23%	-1.38%
Conservative Term Composite Benchmark[5]	0.01%	0.01%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset Conservative Series - Class R6 from its inception2 (October 13, 2017) to present (October 31, 2018) to the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Indices are calculated from October 13, 2017, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.56% for Class R6 for the year ended October 31, 2018.

4 The Bloomberg Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5 The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the Conservative Term Composite Benchmark.

3

Shareholder Expense Example - Blended Asset Conservative Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD* 5/1/18-10/31/18
Actual	$1,000.00	$1,002.22	$2.27
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.94	$2.29

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition - Blended Asset Conservative Series

As of October 31, 2018 (unaudited)

Sector Allocation[4]
Financials	8.4%
Health Care	7.0%
Energy	5.1%
Consumer Discretionary	4.6%
Information Technology	4.4%
Communication Services	4.2%
Industrials	4.1%
Real Estate	3.6%
Consumer Staples	3.3%
Materials	1.8%
Utilities	0.2%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[5]
Johnson & Johnson	0.7%
Medtronic plc	0.6%
Microsoft Corp.	0.6%
Qorvo, Inc.	0.6%
Mastercard, Inc. - Class A	0.6%

5As a percentage of total investments.

Top Five Bond Holdings[6]
U.S. Treasury Note, 1.625%, 4/30/2019	6.0%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	5.0%
U.S. Treasury Note, 2.00%, 7/31/2022	3.5%
U.S. Treasury Note, 2.125%, 5/15/2025	2.0%
U.S. Treasury Note, 1.625%, 5/15/2026	2.0%

6As a percentage of total investments.

5

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 27.9%

Communication Services - 1.8%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	2,120	$121,031
Zayo Group Holdings, Inc.*	11,860	354,377

		475,408

Entertainment - 0.3%
Electronic Arts, Inc.*	3,630	330,257

Interactive Media & Services - 0.8%
Alphabet, Inc. - Class A*	220	239,928
Alphabet, Inc. - Class C*	330	355,334
Tencent Holdings Ltd. - Class H (China)	13,780	472,093

		1,067,355

Media - 0.3%
Comcast Corp. - Class A	3,685	140,546
Quebecor, Inc. - Class B (Canada)	5,850	114,738
Shaw Communications, Inc. - Class B (Canada)	6,160	114,688

		369,972

Total Communication Services		2,242,992

Consumer Discretionary - 2.2%
Automobiles - 0.1%
Honda Motor Co., Ltd. - ADR (Japan)	2,571	73,274

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.	889	157,264

Household Durables - 0.1%
Newell Brands, Inc.	4,480	71,142

Internet & Direct Marketing Retail - 1.0%
Alibaba Group Holding Ltd. - ADR (China)*	2,510	357,123
Amazon.com, Inc.*	130	207,741
Booking Holdings, Inc.*	380	712,340

		1,277,204

Multiline Retail - 0.1%
Dollar General Corp.	985	109,709
Target Corp.	917	76,689

		186,398

Specialty Retail - 0.5%
Dick’s Sporting Goods, Inc.	1,750	61,897
The Home Depot, Inc.	1,103	193,996
Industria de Diseno Textil S.A. (Spain)	10,470	295,092
O’Reilly Automotive, Inc.*	205	65,754

		616,739

Textiles, Apparel & Luxury Goods - 0.3%
lululemon athletica, Inc.*	3,160	444,707

Total Consumer Discretionary		2,826,728

Consumer Staples - 3.3%
Beverages - 1.7%
Ambev S.A. - ADR (Brazil)	58,980	255,383
Anheuser-Busch InBev S.A./N.V. (Belgium)	7,960	588,729
The Coca-Cola Co.	5,220	249,934
Diageo plc (United Kingdom)	15,565	538,106
Molson Coors Brewing Co. - Class B	585	37,440
PepsiCo, Inc.	4,495	505,148

		2,174,740

Food & Staples Retailing - 0.3%
Walgreens Boots Alliance, Inc.	1,079	86,072
Walmart, Inc.	2,597	260,427

		346,499

Food Products - 0.7%
J&J Snack Foods Corp.	570	89,011
The Kraft Heinz Co.	1,286	70,692
Mondelez International, Inc. - Class A	12,291	515,976
Nestle S.A. (Switzerland)	2,970	250,737

		926,416

Household Products - 0.1%
Colgate-Palmolive Co.	2,191	130,474

Personal Products - 0.5%
Unilever plc - ADR (United Kingdom)	10,632	563,283

Total Consumer Staples		4,141,412

Energy - 1.5%
Energy Equipment & Services - 0.8%
Diamond Offshore Drilling, Inc.*	10,260	145,487
Ensco plc - Class A	22,075	157,616
Schlumberger Ltd.	9,110	467,434
Transocean Ltd.*	21,540	237,155

		1,007,692

Oil, Gas & Consumable Fuels - 0.7%
BP plc - ADR (United Kingdom)	3,085	133,797
Chevron Corp.	1,010	112,767
China Petroleum & Chemical Corp. - ADR (China)	1,395	112,521
Exxon Mobil Corp.	3,855	307,166
Hess Corp.	1,255	72,037

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	783	$55,162
Royal Dutch Shell plc - Class B - ADR (Netherlands)	1,010	66,367
Valero Energy Corp.	660	60,119

		919,936

Total Energy		1,927,628

Financials - 2.7%
Banks - 1.3%
Bank of America Corp.	7,890	216,975
BankUnited, Inc.	685	22,673
Citigroup, Inc.	2,870	187,870
Fifth Third Bancorp	875	23,616
Huntington Bancshares, Inc.	1,620	23,215
JPMorgan Chase & Co.	4,471	487,428
KeyCorp.	3,975	72,186
The PNC Financial Services Group, Inc.	300	38,547
Regions Financial Corp.	2,535	43,019
SunTrust Banks, Inc.	640	40,102
U.S. Bancorp	2,092	109,349
Wells Fargo & Co.	6,917	368,192

		1,633,172

Capital Markets - 1.0%
Apollo Global Management LLC - Class A	1,745	51,338
Ares Management LP	1,730	33,925
BlackRock, Inc.	985	405,249
The Blackstone Group LP	1,710	55,336
Cboe Global Markets, Inc.	1,170	132,035
The Charles Schwab Corp.	5,075	234,668
CME Group, Inc.	660	120,938
E*TRADE Financial Corp.	2,360	116,631
Intercontinental Exchange, Inc.	1,620	124,805

		1,274,925

Diversified Financial Services - 0.2%
Berkshire Hathaway, Inc. - Class B*	1,140	234,019

Insurance - 0.2%
The Allstate Corp.	395	37,809
Arthur J. Gallagher & Co.	620	45,886
Chubb Ltd.	405	50,589
Lincoln National Corp.	525	31,600
Old Republic International Corp.	1,900	41,895
Principal Financial Group, Inc.	580	27,301
Willis Towers Watson plc	260	37,222

		272,302

Total Financials		3,414,418

Health Care - 5.8%
Biotechnology - 1.8%
AbbVie, Inc.	1,694	131,878
Amgen, Inc.	778	149,991
BioMarin Pharmaceutical, Inc.*	4,110	378,819
Gilead Sciences, Inc.	1,616	110,179
Incyte Corp.*	11,040	715,613
Regeneron Pharmaceuticals, Inc.*	910	308,708
Seattle Genetics, Inc.*	5,770	323,870
Vertex Pharmaceuticals, Inc.*	1,030	174,544

		2,293,602

Health Care Equipment & Supplies - 0.7%
Koninklijke Philips N.V. (Netherlands)	1,571	58,488
Medtronic plc[1]	8,929	802,003

		860,491

Health Care Providers & Services - 0.4%
CVS Health Corp.	1,339	96,930
DaVita, Inc.*[1]	5,430	365,656

		462,586

Pharmaceuticals - 2.9%
AstraZeneca plc (United Kingdom)	1,130	86,433
Bristol-Myers Squibb Co.	8,110	409,880
Eli Lilly & Co.	1,994	216,229
Johnson & Johnson	6,730	942,133
Merck & Co., Inc.	9,007	663,005
Merck KGaA (Germany)	2,300	246,106
Novartis AG - ADR (Switzerland)	7,605	665,133
Pfizer, Inc.	5,491	236,443
Sanofi (France)	1,180	105,445
Sanofi - ADR (France)	3,046	136,217

		3,707,024

Total Health Care		7,323,703

Industrials - 2.0%
Aerospace & Defense - 0.3%
The Boeing Co.	563	199,786
Lockheed Martin Corp.	342	100,497
United Technologies Corp.	973	120,856

		421,139

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Air Freight & Logistics - 0.4%
FedEx Corp.	1,690	$372,375
United Parcel Service, Inc. - Class B	1,074	114,424

		486,799

Airlines - 0.1%
Delta Air Lines, Inc.	955	52,267
Southwest Airlines Co.	880	43,208

		95,475

Building Products - 0.0%##
Johnson Controls International plc	1,915	61,223
Resideo Technologies, Inc.*	143	3,010

		64,233

Commercial Services & Supplies - 0.2%
Covanta Holding Corp.	5,780	84,908
Waste Management, Inc.	1,550	138,679

		223,587

Construction & Engineering - 0.0%##
Comfort Systems USA, Inc.	980	52,410

Electrical Equipment - 0.1%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	3,174	63,670
Emerson Electric Co.	1,002	68,016

		131,686

Industrial Conglomerates - 0.2%
3M Co.	973	185,123
Honeywell International, Inc.	860	124,545

		309,668

Machinery - 0.1%
Caterpillar, Inc.	569	69,031
Mueller Water Products, Inc. - Class A	4,810	49,351

		118,382

Professional Services - 0.2%
Equifax, Inc.	2,280	231,283

Road & Rail - 0.4%
Genesee & Wyoming, Inc. - Class A*	2,940	232,936
Kansas City Southern	1,085	110,627
Union Pacific Corp.	931	136,131

		479,694

Total Industrials		2,614,356

Information Technology - 4.3%
Communications Equipment - 0.2%
Cisco Systems, Inc.	4,532	207,339

IT Services - 1.7%
Automatic Data Processing, Inc.	668	96,245
International Business Machines Corp.	1,024	118,200
InterXion Holding N.V. (Netherlands)*	5,125	301,709
LiveRamp Holdings, Inc.*	7,615	347,853
Mastercard, Inc. - Class A	3,700	731,379
Visa, Inc. - Class A	4,630	638,246

		2,233,632

Semiconductors & Semiconductor Equipment - 1.5%
Broadcom, Inc.	393	87,832
Intel Corp.	9,240	433,171
Qorvo, Inc.*	10,140	745,391
Skyworks Solutions, Inc.	3,970	344,437
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	5,180	197,358
Texas Instruments, Inc.	1,231	114,274

		1,922,463

Software - 0.8%
Microsoft Corp.	7,190	767,964
ServiceNow, Inc.*	1,440	260,698

		1,028,662

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.	590	129,127

Total Information Technology		5,521,223

Materials - 1.2%
Chemicals - 0.2%
DowDuPont, Inc.	1,640	88,429
FMC Corp.	1,385	108,141
LyondellBasell Industries N.V. - Class A	635	56,686

		253,256

Containers & Packaging - 0.9%
Ball Corp.	10,378	464,934
Graphic Packaging Holding Co.	10,620	116,926
Sealed Air Corp.	11,735	379,745
Sonoco Products Co.	2,735	149,276

		1,110,881

Metals & Mining - 0.1%
BHP Billiton Ltd. - ADR (Australia)	2,196	101,411

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining (continued)
Rio Tinto plc - ADR (Australia)	1,633	$80,491

		181,902

Total Materials		1,546,039

Real Estate - 2.9%
Equity Real Estate Investment Trusts (REITS) - 2.9%
Acadia Realty Trust	455	12,667
Agree Realty Corp.	260	14,890
Alexandria Real Estate Equities, Inc.	100	12,223
American Campus Communities, Inc.	340	13,433
American Homes 4 Rent - Class A	2,485	52,359
American Tower Corp.	1,555	242,285
Americold Realty Trust	470	11,632
Apartment Investment & Management Co. - Class A	945	40,673
Apple Hospitality REIT, Inc.	1,315	21,264
AvalonBay Communities, Inc.	585	102,597
Boston Properties, Inc.	620	74,871
Brandywine Realty Trust	3,315	46,609
CatchMark Timber Trust, Inc. - Class A	3,275	28,984
Chesapeake Lodging Trust	690	20,279
Colony Capital, Inc.	9,955	58,436
Community Healthcare Trust, Inc.	3,085	91,686
CoreCivic, Inc.	2,960	66,482
Cousins Properties, Inc.	5,390	44,791
Crown Castle International Corp.	1,285	139,731
CubeSmart	360	10,433
Digital Realty Trust, Inc.	1,050	108,423
EastGroup Properties, Inc.	115	11,016
Equinix, Inc.	1,270	481,000
Equity LifeStyle Properties, Inc.	280	26,513
Equity Residential	1,235	80,226
Essex Property Trust, Inc.	205	51,410
Extra Space Storage, Inc.	285	25,667
Federal Realty Investment Trust	105	13,025
First Industrial Realty Trust, Inc.	665	20,415
Getty Realty Corp.	805	21,598
HCP, Inc.	1,415	38,983
Healthcare Realty Trust, Inc.	895	24,935
Healthcare Trust of America, Inc. - Class A	1,050	27,573
Hibernia REIT plc (Ireland)	14,495	22,821
Host Hotels & Resorts, Inc.	2,725	52,075
Independence Realty Trust, Inc.	2,335	23,140
Invitation Homes, Inc.	2,177	47,633
Jernigan Capital, Inc.	3,360	65,755
Kimco Realty Corp.	1,210	19,469
Lamar Advertising Co. - Class A	690	50,591
Lexington Realty Trust	2,390	18,570
Liberty Property Trust	1,015	42,498
The Macerich Co.	180	9,292
Mid-America Apartment Communities, Inc.	425	41,527
National Retail Properties, Inc.	425	19,869
National Storage Affiliates Trust	395	10,519
Outfront Media, Inc.	2,070	36,680
Physicians Realty Trust	3,105	51,481
Plymouth Industrial REIT, Inc.	1,880	26,320
Prologis, Inc.	1,565	100,896
Public Storage	320	65,750
Realty Income Corp.	215	12,958
SBA Communications Corp.*	1,490	241,633
Simon Property Group, Inc.	775	142,228
STAG Industrial, Inc.	2,370	62,710
STORE Capital Corp.	440	12,773
Sun Communities, Inc.	525	52,747
Sunstone Hotel Investors, Inc.	2,160	31,255
Tier REIT, Inc.	2,045	44,315
UDR, Inc.	1,315	51,535
UMH Properties, Inc.	1,000	14,330
Unibail-Rodamco-Westfield (France)	165	29,858
Urban Edge Properties	2,205	45,180
Ventas, Inc.	425	24,667
VEREIT, Inc.	4,725	34,634
Vornado Realty Trust	730	49,698
Weingarten Realty Investors	1,135	31,916
Welltower, Inc.	510	33,696

		3,658,128

Real Estate Management & Development - 0.0%##
StorageVault Canada, Inc. (Canada)	3,410	6,683

Total Real Estate		3,664,811

Utilities - 0.2%
Electric Utilities - 0.0%##
Exelon Corp.	1,080	47,315

Independent Power and Renewable Electricity Producers - 0.1%
Boralex, Inc. - Class A (Canada)	2,080	26,860
Innergex Renewable Energy, Inc. (Canada)	3,415	31,674

The accompanying notes are an integral part of the financial statements.

9

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
Northland Power, Inc. (Canada)	1,920	$29,534
Pattern Energy Group, Inc. - Class A	1,940	34,765

		122,833

Multi-Utilities - 0.1%
CMS Energy Corp.	1,540	76,260

Total Utilities		246,408

TOTAL COMMON STOCKS (Identified Cost $35,612,021)		35,469,718

CORPORATE BONDS - 18.8%

Non-Convertible Corporate Bonds - 18.8%
Communication Services - 2.4%
Diversified Telecommunication Services - 1.5%
AT&T, Inc., 4.25%, 3/1/2027	800,000	775,810
Verizon Communications, Inc., 5.50%, 3/16/2047	1,080,000	1,125,331

		1,901,141

Media - 0.8%
CCO Holdings LLC - CCO Holdings Capital Corp.[3], 5.50%, 5/1/2026	40,000	39,000
Discovery Communications LLC, 5.20%, 9/20/2047	800,000	739,910
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[3], 5.50%, 3/1/2028	200,000	185,500

		964,410

Wireless Telecommunication Services - 0.1%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	61,000	57,950
Inmarsat Finance plc (United Kingdom)[3], 4.875%, 5/15/2022	100,000	97,952
Sprint Communications, Inc.[3], 9.00%, 11/15/2018	11,000	11,022
Sprint Communications, Inc.[3], 7.00%, 3/1/2020	11,000	11,399

		178,323

Total Communication Services		3,043,874

	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)
Consumer Discretionary - 2.4%
Auto Components - 0.1%
Techniplas LLC[3], 10.00%, 5/1/2020	35,000	32,900

Automobiles - 0.6%
General Motors Co.[4], (3 mo. LIBOR US + 0.900%), 3.227%, 9/10/2021	790,000	788,858

Household Durables - 0.2%
Century Communities, Inc., 5.875%, 7/15/2025	57,000	51,585
LGI Homes, Inc.[3], 6.875%, 7/15/2026	50,000	47,500
Meritage Homes Corp., 5.125%, 6/6/2027	30,000	26,400
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	50,000	50,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	40,000	37,350
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	24,000	23,040
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	35,000	33,075

		268,950

Internet & Direct Marketing Retail - 0.9%
Booking Holdings, Inc., 3.60%, 6/1/2026	1,220,000	1,165,148

Multiline Retail - 0.6%
Macy’s Retail Holdings, Inc., 7.00%, 2/15/2028	370,000	390,725
Macy’s Retail Holdings, Inc., 6.90%, 4/1/2029	370,000	388,125

		778,850

Total Consumer Discretionary		3,034,706

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
C&S Group Enterprises LLC[3], 5.375%, 7/15/2022	25,000	24,125

Household Products - 0.0%##
First Quality Finance Co., Inc.[3], 5.00%, 7/1/2025	35,000	32,200

Total Consumer Staples		56,325

Energy - 3.6%
Energy Equipment & Services - 0.1%
Shelf Drilling Holdings Ltd. (United Arab Emirates)[3], 8.25%, 2/15/2025	30,000	30,075

The accompanying notes are an integral part of the financial statements.

10

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
TerraForm Power Operating, LLC[3], 5.00%, 1/31/2028	25,000	$22,344

		52,419

Oil, Gas & Consumable Fuels - 3.5%
American Midstream Partners LP - American Midstream Finance Corp.[3], 9.50%, 12/15/2021	40,000	39,200
Boardwalk Pipelines LP, 5.95%, 6/1/2026	1,110,000	1,159,852
DCP Midstream Operating LP3, 5.35%, 3/15/2020	25,000	25,281
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	36,000	35,910
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	60,000	62,100
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	30,000	27,150
Jonah Energy LLC - Jonah Energy Finance Corp.[3], 7.25%, 10/15/2025	55,000	43,725
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	1,010,000	1,156,853
Rockies Express Pipeline, LLC[3], 5.625%, 4/15/2020	25,000	25,542
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	1,100,000	1,167,786
SemGroup Corp., 6.375%, 3/15/2025	25,000	24,188
Seven Generations Energy Ltd. (Canada)[3], 5.375%, 9/30/2025	24,000	22,380
Southwestern Energy Co.[5], 6.20%, 1/23/2025	27,000	26,258
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[3], 5.50%, 9/15/2024	25,000	25,156
W&T Offshore, Inc.[3], 9.75%, 11/1/2023	40,000	38,708
The Williams Companies, Inc., 3.75%, 6/15/2027	620,000	577,306

		4,457,395

Total Energy		4,509,814

Financials - 5.7%
Banks - 3.4%
Bank of America Corp., 4.00%, 1/22/2025	1,200,000	1,168,606
Citigroup, Inc., 8.125%, 7/15/2039	830,000	1,158,884
JPMorgan Chase & Co., 6.30%, 4/23/2019	1,160,000	1,178,786
Popular, Inc., 6.125%, 9/14/2023	40,000	40,472
Santander Holdings USA, Inc., 4.50%, 7/17/2025	790,000	772,498

		4,319,246

Capital Markets - 0.9%
LPL Holdings, Inc.[3], 5.75%, 9/15/2025	45,000	43,706
Morgan Stanley[4], (3 mo. LIBOR US + 1.220%), 3.563%, 5/8/2024	1,160,000	1,172,238

		1,215,944

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019	30,000	29,962
Navient Corp., 7.25%, 9/25/2023	30,000	31,050
SLM Corp., 5.125%, 4/5/2022	40,000	39,800

		100,812

Diversified Financial Services - 0.7%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	790,000	771,428
FS Energy & Power Fund[3], 7.50%, 8/15/2023	45,000	45,630
Oxford Finance, LLC - Oxford Finance Co.- Issuer II, Inc.[3], 6.375%, 12/15/2022	45,000	45,619

		862,677

Insurance - 0.6%
Prudential Financial, Inc.[6], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	740,000	769,970

Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[3] , 5.875%, 8/1/2021	30,000	30,225

Total Financials		7,298,874

Health Care - 1.2%
Health Care Providers & Services - 1.2%
DaVita, Inc., 5.00%, 5/1/2025	40,000	37,800
Fresenius Medical Care US Finance II, Inc. (Germany)[3], 5.625%, 7/31/2019	1,425,000	1,447,232
HCA, Inc., 5.375%, 9/1/2026	35,000	34,738

The accompanying notes are an integral part of the financial statements.

11

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Providers & Services (continued)
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[3], 6.625%, 5/15/2022	25,000	$24,025

Total Health Care		1,543,795

Industrials - 2.1%
Airlines - 0.0%##
Allegiant Travel Co., 5.50%, 7/15/2019	26,000	26,130
American Airlines Group, Inc.[3], 5.50%, 10/1/2019	30,000	30,328

		56,458

Commercial Services & Supplies - 0.1%
The ADT Security Corp., 5.25%, 3/15/2020	25,000	25,250
Covanta Holding Corp., 6.00%, 1/1/2027	35,000	33,775
W/S Packaging Holdings, Inc.[3], 9.00%, 4/15/2023	45,000	45,900

		104,925

Construction & Engineering - 0.0%##
Tutor Perini Corp.[3], 6.875%, 5/1/2025	36,000	36,045

Industrial Conglomerates - 0.5%
General Electric Co.[6,7], (3 mo. LIBOR US + 3.330%), 5.00%	640,000	592,800

Machinery - 0.6%
CNH Industrial Capital LLC, 3.375%, 7/15/2019	790,000	789,289

Marine - 0.0%##
Global Ship Lease, Inc. (United Kingdom)[3], 9.875%, 11/15/2022	45,000	42,863

Trading Companies & Distributors - 0.7%
Aircastle Ltd., 6.25%, 12/1/2019	15,000	15,415
Fortress Transportation & Infrastructure Investors, LLC[3], 6.50%, 10/1/2025	35,000	34,387
International Lease Finance Corp., 6.25%, 5/15/2019	716,000	727,420
Park Aerospace Holdings Ltd. (Ireland)[3], 4.50%, 3/15/2023	44,000	41,861

		819,083

Transportation Infrastructure - 0.2%
Eagle Bulk Shipco, LLC, 8.25%, 11/28/2022	200,000	205,500

Total Industrials		2,646,963

Information Technology - 0.0%##
Semiconductors & Semiconductor Equipment - 0.0%##
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	39,000	36,660

Materials - 0.6%
Chemicals - 0.1%
LSB Industries, Inc. [3] , 9.625%, 5/1/2023	45,000	46,688

Metals & Mining - 0.5%
Corp Nacional del Cobre de Chile (Chile)[3], 5.625%, 9/21/2035	475,000	503,438
Mountain Province Diamonds, Inc. (Canada)[3], 8.00%, 12/15/2022	65,000	65,975
Northwest Acquisitions ULC - Dominion Finco, Inc.[3], 7.125%, 11/1/2022	65,000	65,445
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	30,000	30,815

		665,673

Total Materials		712,361

Real Estate - 0.7%
Equity Real Estate Investment Trusts (REITS) - 0.7%
American Homes 4 Rent LP, 4.25%, 2/15/2028	820,000	775,093
Greystar Real Estate Partners, LLC[3], 5.75%, 12/1/2025	40,000	38,800
GTP Acquisition Partners I LLC[3], 2.35%, 6/15/2020	95,000	92,883
iStar, Inc., 5.25%, 9/15/2022	34,000	32,895

Total Real Estate		939,671

Utilities - 0.1%
Gas Utilities - 0.1%
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	40,000	36,400

The accompanying notes are an integral part of the financial statements.

12

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT2/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power and Renewable Electricity Producers - 0.0%##
Clearway Energy Operating, LLC, 5.00%, 9/15/2026	25,000	$23,250

Total Utilities		59,650

TOTAL CORPORATE BONDS
(Identified Cost $24,608,086)		23,882,693

MUTUAL FUNDS - 0.7%

iShares iBoxx High Yield Corporate Bond ETF	7,110	599,729
iShares Russell 1000 Value ETF	1,500	180,135
iShares U.S. Real Estate ETF	500	39,055

TOTAL MUTUAL FUNDS
(Identified Cost $833,827)		818,919

U.S. TREASURY SECURITIES - 26.4%

U.S. Treasury Bonds - 3.7%
U.S. Treasury Bond, 6.25%, 5/15/2030	1,009,000	1,306,300
U.S. Treasury Bond, 4.75%, 2/15/2037	1,504,000	1,810,793
U.S. Treasury Bond, 2.50%, 2/15/2045	1,172,000	987,822
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	728,000	646,640

Total U.S. Treasury Bonds
(Identified Cost $5,157,621)		4,751,555

U.S. Treasury Notes - 22.7%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	6,486,484	6,375,927
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	712,996	686,442
U.S. Treasury Note, 1.625%, 4/30/2019	7,601,000	7,568,636
U.S. Treasury Note, 1.125%, 7/31/2021	2,183,000	2,079,478
U.S. Treasury Note, 2.00%, 7/31/2022	4,620,000	4,462,451
U.S. Treasury Note, 1.625%, 4/30/2023	2,665,000	2,513,324
U.S. Treasury Note, 2.125%, 5/15/2025	2,725,000	2,572,570
U.S. Treasury Note, 1.625%, 5/15/2026	2,835,000	2,555,487

Total U.S. Treasury Notes
(Identified Cost $29,035,803)		28,814,315

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $34,193,424)		33,565,870

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 3.5%

Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 6/15/2022	200,000	197,495
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A3 , 3.561%, 7/15/2030	337,593	336,093
Chesapeake Funding II LLC, Series 2016-2A, Class A1[3], 1.88%, 6/15/2028	174,957	174,082
Chesapeake Funding II LLC, Series 2017-2A, Class A1[3], 1.99%, 5/15/2029	109,905	108,786
Chesapeake Funding II LLC, Series 2017-4A, Class A1[3], 2.12%, 11/15/2029	288,436	284,594
Colony American Homes, Series 2015-1A, Class A3,4, (1 mo. LIBOR US + 1.200%), 3.487%, 7/17/2032	222,210	222,210
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A3, 2.56%, 10/15/2025	255,000	253,659
GM Financial Automobile Leasing Trust, Series 2016-3, Class A4, 1.78%, 5/20/2020	225,000	223,931
Invitation Homes Trust, Series 2017-SFR2, Class A3,4, (1 mo. LIBOR US + 0.850%), 3.14%, 12/17/2036	79,410	79,484
Invitation Homes Trust, Series 2017-SFR2, Class B3,4, (1 mo. LIBOR US + 1.150%), 3.44%, 12/17/2036	60,000	60,395
Progress Residential Trust, Series 2017-SFR2, Class A3, 2.897%, 12/1/2034	150,000	144,576
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/1/2025	477,360	464,131
SoFi Consumer Loan Program LLC, Series 2016-5, Class A3, 3.06%, 9/25/2028	181,436	180,660
The accompanying notes are an integral part of the financial statements.

13

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[3], 2.14%, 9/25/2026	101,929	$101,452
SoFi Professional Loan Program LLC, Series 2015-D, Class A2[3], 2.72%, 10/27/2036	101,052	99,262
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B3, 2.74%, 10/25/2032	87,832	86,349
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B3, 2.49%, 1/25/2036	280,000	273,138
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A3, 1.55%, 3/26/2040	44,460	44,107
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX3, 2.05%, 1/25/2041	66,693	66,001
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX3, 2.84%, 1/25/2041	75,000	72,717
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A3, 2.39%, 2/25/2042	131,997	130,622
SoFi Professional Loan Program LLC, Series 2018-C, Class A1FX3, 3.08%, 1/25/2048	423,595	422,351
Tricon American Homes Trust, Series 2016-SFR1, Class A3, 2.589%, 11/1/2033	220,054	211,898
Tricon American Homes Trust, Series 2017-SFR2, Class A3, 2.928%, 1/1/2036	199,787	190,664
World Omni Automobile Lease Securitization Trust, Series 2016-A, Class A3, 1.45%, 8/15/2019	47,320	47,219

TOTAL ASSET-BACKED SECURITIES (Identified Cost $4,539,832)		4,475,876

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.1%

BWAY Mortgage Trust, Series 2015-1740, Class A3, 2.917%, 1/1/2035	567,000	540,992
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A3, 3.531%, 10/1/2034	260,000	259,424
Commercial Mortgage Pass-Through Certificates, Series 2015-DC1, Class A5, 3.35%, 2/1/2048	545,000	528,676
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,8], 2.50%, 5/1/2043	155,769	143,619
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,8], 2.13%, 2/1/2043	100,827	91,385
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/1/2047	324,518	320,218
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/1/2044	403,681	409,303
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/1/2044	422,687	434,922
FREMF Mortgage Trust, Series 2011-K13, Class B3,8 , 4.768%, 1/1/2048	321,504	328,556
FREMF Mortgage Trust, Series 2013-K712, Class B3,8, 3.358%, 5/1/2045	135,000	134,778
FREMF Mortgage Trust, Series 2013-K713, Class B3,8, 3.263%, 4/1/2046	300,000	298,750
FREMF Mortgage Trust, Series 2014-K41, Class B3,8, 3.832%, 11/1/2047	273,000	267,352
FREMF Mortgage Trust, Series 2014-K503, Class B3,8, 3.139%, 10/1/2047	300,000	298,992
FREMF Mortgage Trust, Series 2014-K716, Class B3,8, 3.949%, 8/1/2047	451,000	453,827
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,8], 3.495%, 12/1/2034	305,000	304,056
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[3,8], 3.495%, 12/1/2034	1,290,000	1,280,431
Government National Mortgage Association, Series 2012-113, Class PY, 2.50%, 9/1/2042	250,000	219,630
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/1/2056	323,177	296,067
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,8], 3.50%, 5/1/2043	87,007	83,964
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,8], 3.00%, 6/1/2029	114,130	111,798
JP Morgan Mortgage Trust, Series 2017-2, Class A5[3,8], 3.50%, 5/1/2047	328,224	321,338

The accompanying notes are an integral part of the financial statements.

14

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES		PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2017-2, Class A6[3,8], 3.00%, 5/1/2047		352,536	$338,105
JP Morgan Mortgage Trust, Series 2017-3, Class 1A3[3,8], 3.50%, 8/1/2047		328,439	315,533
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[3,8], 3.50%, 8/1/2047		418,805	410,282
JP Morgan Mortgage Trust, Series 2017-6, Class A3[3,8], 3.50%, 12/1/2048		229,613	220,447
JP Morgan Mortgage Trust, Series 2017-6, Class A5[3,8], 3.50%, 12/1/2048		269,420	263,769
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,8], 3.75%, 11/1/2054		98,947	98,433
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3,8], 3.75%, 8/1/2055		109,067	108,392
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[3,8], 3.75%, 11/1/2056		142,839	141,765
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/1/2025		104,485	100,720
Sequoia Mortgage Trust, Series 2013-8, Class A1[8], 3.00%, 6/1/2043		121,117	113,485
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4, (1 mo. LIBOR US + 1.220%), 3.50%, 11/15/2027		259,773	259,808
Towd Point Mortgage Trust, Series 2016-5, Class A1[3,8], 2.50%, 10/1/2056		233,450	226,644
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,8], 4.869%, 2/1/2044		346,980	355,733
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,8], 3.50%, 1/1/2045		120,742	117,559
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,8], 3.50%, 3/1/2045		101,502	101,236

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $10,566,536)			10,299,989

FOREIGN GOVERNMENT BONDS - 1.9%

Canada Housing Trust No. 1 (Canada)[3], 4.10%, 12/15/2018	CAD	27,000	20,561
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	33,000	25,357
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		1,000,000	983,540
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		600,000	591,309
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	733,000	35,746
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	275,000	12,868
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	504,000	23,164
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	92,000	4,128
Province of Ontario (Canada), 1.25%, 6/17/2019		206,000	204,043
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	60,000	43,446
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		504,000	497,051

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $2,480,934)			2,441,213

U.S. GOVERNMENT AGENCIES - 11.1%

Mortgage-Backed Securities - 11.1%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		17,611	17,911
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		21,257	21,621
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033		365,989	372,979
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		90,788	93,425
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		89,673	92,280
Fannie Mae, Pool #995196, 6.00%, 7/1/2038		68,984	75,306
Fannie Mae, Pool #890294, 5.50%, 1/1/2039		87,775	93,983
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039		45,745	48,947
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039		50,264	54,740
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039		110,774	114,714
Fannie Mae, Pool #890326, 5.50%, 1/1/2040		92,117	98,590

The accompanying notes are an integral part of the financial statements.

15

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	64,935	$70,652
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	89,601	97,748
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	142,133	146,996
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	78,086	78,677
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	659,533	644,775
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	120,622	124,698
Fannie Mae, Pool #AZ2001, 3.50%, 5/1/2045	304,712	297,950
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	111,754	112,097
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	255,240	249,527
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	200,237	195,693
Fannie Mae, Pool #BC2098, 4.00%, 6/1/2046	123,356	123,491
Fannie Mae, Pool #AS7800, 3.00%, 8/1/2046	558,078	528,498
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	327,281	309,968
Fannie Mae, Pool #BD6987, 4.00%, 10/1/2046	142,240	142,345
Fannie Mae, Pool #BD6997, 4.00%, 10/1/2046	97,494	97,568
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	133,372	137,565
Fannie Mae, Pool #MA3148, 3.50%, 10/1/2047	722,264	703,551
Fannie Mae, Pool #BJ1323, 3.50%, 11/1/2047	615,098	599,608
Fannie Mae, Pool #MA3184, 4.50%, 11/1/2047	492,182	504,391
Fannie Mae, Pool #MA3334, 4.50%, 4/1/2048	514,463	527,241
Fannie Mae, Pool #CA1720, 5.00%, 5/1/2048	726,938	759,579
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	731,020	763,770
Fannie Mae, Pool #BM4322, 4.00%, 7/1/2048	622,024	623,124
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048	739,233	757,829
Fannie Mae, Pool #BK9366, 4.50%, 8/1/2048	146,272	149,905
	PRINCIPAL AMOUNT2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	283,118	295,788
Fannie Mae, Pool #MA3527, 5.00%, 11/1/2048	622,000	649,804
Fannie Mae, Pool #AL8674, 5.654%, 1/1/2049	158,901	169,198
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	120,092	123,672
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	42,128	46,315
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	40,057	42,989
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	35,904	38,507
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	157,490	163,188
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	159,046	164,794
Freddie Mac, Pool #G60334, 4.50%, 10/1/2041	132,848	137,647
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	229,561	225,502
Freddie Mac, Pool #Q24752, 3.50%, 2/1/2044	184,461	181,180
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	126,107	126,356
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	237,242	237,580
Freddie Mac, Pool #G60636, 4.00%, 1/1/2046	180,514	180,854
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	273,098	266,708
Freddie Mac, Pool #Q45878, 3.00%, 12/1/2046	325,175	308,028
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047	203,818	209,653
Freddie Mac, Pool #Q55506, 4.50%, 4/1/2048	721,059	738,896

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $14,506,210)		14,138,401

SHORT-TERM INVESTMENT - 1.4%

Dreyfus Government Cash Management, Institutional Shares[9], 2.05%,
(Identified Cost $1,770,901)	1,770,901	1,770,901

The accompanying notes are an integral part of the financial statements.

16

Investment Portfolio - October 31, 2018

BLENDED ASSET CONSERVATIVE SERIES	VALUE (NOTE 2)

TOTAL INVESTMENTS IN SECURITIES - 99.8% (Identified Cost $129,111,771)	$126,863,580

TOTAL OPTIONS WRITTEN - 0.0%## (Premiums Received $19,579)	(29,378)

TOTAL INVESTMENTS - 99.8%	126,834,202
OTHER ASSETS, LESS LIABILITIES - 0.2%	212,125

NET ASSETS - 100%	$127,046,327

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT[2] (000)	VALUE
Call
Booking Holdings, Inc.	1	11/09/2018	$1,960.00	187	$(4,000)
Qorvo, Inc.	18	11/16/2018	77.50	132	(3,870)
Alphabet, Inc. - Class C	1	11/23/2018	1,110.00	108	(2,200)

					(10,070)

Put
lululemon Athletica, Inc.	9	11/09/2018	149.00	127	(7,335)
Mastercard, Inc. - Class A	9	11/09/2018	197.50	178	(3,510)
Medtronic plc	21	11/16/2018	90.00	189	(3,045)
Microsoft Corp.	18	11/16/2018	100.00	192	(1,638)
Qorvo, Inc.	27	11/16/2018	67.50	198	(3,780)

					(19,308)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN					$(29,378)

* Non-income producing security.

## Less than 0.1%.

1 A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2018, the total value of such securities was $909,568.

2 Amount is stated in USD unless otherwise noted.

3 Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $14,875,688, or 11.7% of the Series’ net assets as of October 31, 2018.

4 Floating rate security. Rate shown is the rate in effect as of October 31, 2018.

5 Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

6 Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018.

7 Security is perpetual in nature and has no stated maturity date.

8 Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2018.

9 Rate shown is the current yield as of October 31, 2018.

The accompanying notes are an integral part of the financial statements.

17

Investment Portfolio - October 31, 2018

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

18

Statement of Assets and Liabilities - Blended Asset Conservative Series

October 31, 2018

ASSETS:

Investments in securities, at value (identified cost $129,111,771) (Note 2)	$126,863,580
Receivable for securities sold	1,846,602
Interest receivable	545,154
Receivable for fund shares sold	75,336
Dividends receivable	17,731
Foreign tax reclaims receivable	7,331
Prepaid and other expenses	168

TOTAL ASSETS	129,355,902

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	28,273
Accrued management fees (Note 3)	12,429
Accrued Chief Compliance Officer service fees (Note 3)	401
Options written, at value (premiums received $19,579) (Note 2)	29,378
Payable for securities purchased	2,189,595
Payable for fund shares repurchased	563
Other payables and accrued expenses	48,936

TOTAL LIABILITIES	2,309,575

TOTAL NET ASSETS	$127,046,327

NET ASSETS CONSIST OF:

Capital stock	$119,012
Additional paid-in-capital	129,163,072
Total distributable earnings (loss)	(2,235,757)

TOTAL NET ASSETS	$127,046,327

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($127,046,327/ 11,901,155 shares)	$10.68

The accompanying notes are an integral part of the financial statements.

19

Statement of Operations - Blended Asset Conservative Series

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Interest	$2,406,794
Dividends (net of foreign taxes withheld, $18,368)	645,178

Total Investment Income	3,051,972

EXPENSES:

Management fees (Note 3)	473,129
Fund accounting and administration fees (Note 3)	85,075
Directors’ fees (Note 3)	8,858
Chief Compliance Officer service fees (Note 3)	4,394
Audit fees	45,501
Custodian fees	22,270
Miscellaneous	23,404

Total Expenses	662,631
Less reduction of expenses (Note 3)	(130,360)

Net Expenses	532,271

NET INVESTMENT INCOME	2,519,701

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on-
Investments in securities	(1,376,062)
Options written	84,764
Foreign currency and translation of other assets and liabilities	(733)

(1,292,031)

Net change in unrealized appreciation (depreciation) on-
Investments in securities	(2,052,876)
Options written	(9,799)
Foreign currency and translation of other assets and liabilities	(96)

(2,062,771)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(3,354,802)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(835,101)

The accompanying notes are an integral part of the financial statements.

20

Statements of Changes in Net Assets - Blended Asset Conservative Series

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/13/17[1] TO 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,519,701	$48,573
Net realized gain (loss) on investments and foreign currency	(1,292,031)	(13,218)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,062,771)	(195,366)

Net decrease from operations	(835,101)	(160,011)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class R6	(1,240,645)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	28,346,171	100,935,913

Net increase in net assets	26,270,425	100,775,902

NET ASSETS:

Beginning of period	100,775,902	—

End of period	$127,046,327	$100,775,902

1 Commencement of operations.

The accompanying notes are an integral part of the financial statements.

21

Financial Highlights - Blended Asset Conservative Series - Class R6

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/13/17[1] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.85	$10.87
Income (loss) from investment operations:
Net investment income[2]	0.23	0.01
Net realized and unrealized loss on investments	(0.29)	(0.03)

Total from investment operations	(0.06)	(0.02)

Less distributions to shareholders:
From net investment income	(0.11)	—

Net asset value - End of period	$10.68	$10.85

Net assets - End of period (000’s omitted)	$127,046	$100,776

Total return[3]	(0.52%)	(0.18%)
Ratios (to average net assets)/Supplemental Data:
Expenses	0.45%	0.45%[4]
Net investment income	2.13%	0.99%[4]
Series portfolio turnover	71%	5%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.11%	1.21%[4]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

4 Annualized.

The accompanying notes are an integral part of the financial statements.

22

Performance Update as of October 31, 2018 - Blended Asset Moderate Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2018
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Blended Moderate Series - Class R6[3]	-1.25%	-1.37%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	-2.05%	-2.21%
30/10/60 Blended Index[5]	-0.01%	0.04%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset Moderate Series - Class R6 from its inception2 (October 13, 2017) to present (October 31, 2018) to the Bloomberg Barclays U.S. Aggregate Bond Index and the 30/10/60 Blended Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Indices are calculated from October 13, 2017, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.50% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.62% for Class R for the year ended October 31, 2018.

4 The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5 The 30/10/60 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), and 60% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

23

Shareholder Expense Example - Blended Asset Moderate Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD* 5/1/18-10/31/18
Actual	$1,000.00	$992.86	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

24

Portfolio Composition - Blended Asset Moderate Series

As of October 31, 2018 (unaudited)

Sector Allocation[4]
Health Care	8.5%
Financials	7.2%
Information Technology	6.3%
Consumer Discretionary	5.6%
Communication Services	5.3%
Consumer Staples	5.1%
Energy	4.9%
Industrials	3.7%
Real Estate	3.6%
Materials	2.0%
Utilities	0.1%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Qorvo, Inc.	1.2%
Incyte Corp.	1.1%
Booking Holdings, Inc.	1.1%
Medtronic plc	1.1%
Mastercard, Inc. - Class A	1.1%
Visa, Inc. - Class A	1.0%
Microsoft Corp.	1.0%
Anheuser-Busch InBev S.A./N.V. (Belgium)	1.0%
Novartis AG - ADR (Switzerland)	1.0%
Tencent Holdings Ltd. - Class H (China)	0.8%

5As a percentage of total investments.

25

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 37.1%

Communication Services - 3.3%
Diversified Telecommunication Services - 0.6%
Orange S.A. (France)	485	$7,570
Telefonica Brasil S.A. (Brazil)	500	5,789
Zayo Group Holdings, Inc.*	21,540	643,615

		656,974

Entertainment - 0.6%
Electronic Arts, Inc.*[1]	6,610	601,378
NetEase, Inc. - ADR (China)	95	19,746
Nexon Co. Ltd. (Japan)*	1,730	19,735
Toho Co. Ltd. -Tokyo (Japan)	300	9,788
Vivendi S.A. (France)	240	5,788

		656,435

Interactive Media & Services - 1.7%
Alphabet, Inc. - Class A*	390	425,326
Alphabet, Inc. - Class C*	590	635,293
Tencent Holdings Ltd. - Class H (China)	27,053	926,816

		1,987,435

Media - 0.4%
Hakuhodo DY Holdings, Inc. (Japan)	600	10,007
Quebecor, Inc. - Class B (Canada)	11,650	228,496
Shaw Communications, Inc. - Class B (Canada)	12,355	230,029

		468,532

Wireless Telecommunication Services - 0.0%##
KDDI Corp. (Japan)	900	21,780
NTT DOCOMO, Inc. (Japan)	800	19,839

		41,619

Total Communication Services		3,810,995

Consumer Discretionary - 3.7%
Auto Components - 0.0%##
Nemak S.A.B. de C.V. (Mexico)[2]	21,100	15,238
NGK Spark Plug Co. Ltd. (Japan)	500	10,118

		25,356

Automobiles - 0.1%
Geely Automobile Holdings Ltd. (China)	9,000	17,343
Isuzu Motors Ltd. (Japan)	800	10,488
Peugeot S.A. (France)	125	2,971
Renault S.A. (France)	60	4,480
Suzuki Motor Corp. (Japan)	500	24,933

		60,215

Diversified Consumer Services - 0.1%
China Maple Leaf Educational Systems Ltd. (China)	26,000	11,284
China Yuhua Education Corp. Ltd. (China)[2]	40,000	16,129
Fu Shou Yuan International Group Ltd. (China)	33,000	25,361
New Oriental Education & Technology Group, Inc. - ADR (China)*	395	23,111
TAL Education Group - ADR (China)*	305	8,839
Wisdom Education International Holdings Co. Ltd. (China)	26,000	11,701

		96,425

Hotels, Restaurants & Leisure - 0.0%##
Accor S.A. (France)	515	23,531
Basic-Fit N.V. (Netherlands)*[2]	520	14,972

		38,503

Household Durables - 0.0%##
Sekisui Chemical Co. Ltd. (Japan)	700	11,008
Techtronic Industries Co. Ltd. (Hong Kong)	2,500	11,772

		22,780

Internet & Direct Marketing Retail - 2.1%
Alibaba Group Holding Ltd. - ADR (China)*	4,990	709,981
Amazon.com, Inc.*	240	383,522
Booking Holdings, Inc.*	700	1,312,206
Despegar.com Corp. (Argentina)*	430	6,910

		2,412,619

Leisure Products - 0.1%
Bandai Namco Holdings, Inc. (Japan)	600	21,345
Yamaha Corp. (Japan)	500	21,972

		43,317

Multiline Retail - 0.0%##
El Puerto de Liverpool SAB de C.V. (Mexico)	1,440	9,145
Lojas Americanas S.A. (Brazil)	1,000	5,001
Lojas Renner S.A. (Brazil)	630	6,379
Magazine Luiza S.A. (Brazil)	100	4,525
Next plc (United Kingdom)	155	10,297

		35,347

The accompanying notes are an integral part of the financial statements.

26

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail - 0.5%
Industria de Diseno Textil S.A. (Spain)	18,100	$510,140
Nitori Holdings Co. Ltd. (Japan)	100	13,057
USS Co. Ltd. (Japan)	600	10,819

		534,016

Textiles, Apparel & Luxury Goods - 0.8%
ANTA Sports Products Ltd. (China)	4,000	16,514
Burberry Group plc (United Kingdom)	465	10,760
Hermes International (France)	20	11,418
Kering S.A. (France)	20	8,890
lululemon athletica, Inc.*	6,200	872,526
LVMH Moet Hennessy Louis Vuitton SE (France)	70	21,238
Moncler S.p.A (Italy)	305	10,592

		951,938

Total Consumer Discretionary		4,220,516

Consumer Staples - 5.1%
Beverages - 3.0%
Ambev S.A. - ADR (Brazil)	113,415	491,086
Ambev S.A. (Brazil)	3,600	15,710
Anheuser-Busch InBev S.A./N.V. (Belgium)	15,230	1,126,425
The Coca-Cola Co.	9,620	460,606
Diageo plc (United Kingdom)	25,810	892,291
Fomento Economico Mexicano SAB de C.V. (Mexico)	1,100	9,370
PepsiCo, Inc.	4,070	457,387
Pernod Ricard S.A. (France)	60	9,149
Treasury Wine Estates Ltd. (Australia)	3,230	34,766

		3,496,790

Food & Staples Retailing - 0.1%
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	1,200	4,892
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	400	14,462
Tsuruha Holdings, Inc. (Japan)	100	10,437
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	7,100	18,154
Wesfarmers Ltd. (Australia)	325	10,763

		58,708

Food Products - 1.2%
Barry Callebaut AG (Switzerland)	5	9,773
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	3	20,683
Danone S.A. (France)	605	42,842
Grupo Bimbo S.A.B. de C.V. - Series A(Mexico)	3,935	7,357
Kerry Group plc - Class A (Ireland)	300	30,700
Kikkoman Corp. (Japan)	400	21,915
Mondelez International, Inc. - Class A	15,875	666,432
Nestle S.A. (Switzerland)	6,590	556,348

		1,356,050

Household Products - 0.0%##
Henkel AG & Co. KGaA (Germany)	105	10,286
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	9,900	14,265
Lion Corp. (Japan)	800	15,041

		39,592

Personal Products - 0.8%
Beiersdorf AG (Germany)	425	43,944
Kao Corp. (Japan)	200	13,304
Kobayashi Pharmaceutical Co. Ltd. (Japan)	200	13,044
L’Oreal S.A. (France)	100	22,531
Unilever plc - ADR (United Kingdom)	14,755	781,720

		874,543

Tobacco - 0.0%##
British American Tobacco plc - ADR (United Kingdom)	570	24,738
KT&G Corp. (South Korea)	120	10,701
Swedish Match AB (Sweden)	215	10,952

		46,391

Total Consumer Staples		5,872,074

Energy - 2.0%
Energy Equipment & Services - 1.7%
Core Laboratories N.V	175	14,917
Diamond Offshore Drilling, Inc.*	17,630	249,993
Ensco plc - Class A	40,035	285,850
Schlumberger Ltd.[1]	17,615	903,826
Transocean Ltd.*	41,350	455,264

		1,909,850

Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp. (Canada)	1,315	14,096
Canadian Natural Resources Ltd. (Canada)	800	21,950

The accompanying notes are an integral part of the financial statements.

27

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
China Petroleum & Chemical Corp. - Class H (China)	28,000	$22,808
Eni S.p.A. (Italy)	1,285	22,821
Galp Energia SGPS S.A. (Portugal)	2,585	44,948
Repsol S.A. (Spain)	2,160	38,597
Royal Dutch Shell plc - Class B - ADR (Netherlands)	705	46,326
SK Innovation Co. Ltd. (South Korea)	95	17,829
Suncor Energy, Inc. (Canada)	620	20,798
TOTAL S.A. (France)	645	37,845
Vermilion Energy, Inc. (Canada)	830	22,010
Woodside Petroleum Ltd. (Australia) .	940	23,143

		333,171

Total Energy		2,243,021

Financials - 2.5%
Banks - 0.3%
Banco Bradesco S.A. (Brazil)	1,700	15,577
Banco Comercial Portugues S.A. (Portugal)*	59,645	16,044
Banco do Brasil S.A. (Brazil)	700	8,022
Banco Santander Brasil S.A. (Brazil)	600	6,804
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	340	13,699
Bankia S.A. (Spain)	7,185	22,568
Bankinter S.A. (Spain)	2,885	23,637
BNP Paribas S.A. (France)	305	15,895
CaixaBank S.A. (Spain)	9,510	38,484
Credit Agricole S.A. (France)	350	4,483
Erste Group Bank AG (Austria)	375	15,265
FinecoBank Banca Fineco S.p.A. (Italy)	3,090	32,295
Itau Unibanco Holding S.A. (Brazil)	1,200	15,845
Itausa - Investimentos Itau S.A. (Brazil)	2,500	7,524
Jyske Bank A/S (Denmark)	335	13,678
KBC Group N.V. (Belgium)	220	15,161
Societe Generale S.A. (France)	200	7,332
Sydbank A/S (Denmark)	490	11,318

		283,631

Capital Markets - 1.8%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	1,100	7,889
BlackRock, Inc	1,590	654,157
Cboe Global Markets, Inc	2,160	243,756
The Charles Schwab Corp	9,455	437,199
CME Group, Inc	1,230	225,385
E*TRADE Financial Corp	4,360	215,471
Intercontinental Exchange, Inc	2,990	230,350
Japan Exchange Group, Inc. (Japan)	900	16,120
Julius Baer Group Ltd. (Switzerland)	1,280	58,374

		2,088,701

Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. - Class B*	2,090	429,035

Insurance - 0.0%##
Admiral Group plc (United Kingdom)	415	10,668
AXA S.A. (France)	535	13,389
BB Seguridade Participacoes S.A. (Brazil)	800	5,725

		29,782

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)	405	15,066

Total Financials		2,846,215

Health Care - 7.9%
Biotechnology - 3.0%
BioMarin Pharmaceutical, Inc.*	7,215	665,007
Incyte Corp.*	20,320	1,317,142
Regeneron Pharmaceuticals, Inc.*	1,675	568,227
Seattle Genetics, Inc.*	10,380	582,629
Vertex Pharmaceuticals, Inc.*	1,855	314,348

		3,447,353

Health Care Equipment & Supplies - 1.2%
Coloplast A/S - Class B (Denmark)	220	20,529
EssilorLuxottica (France)	150	20,487
Hoya Corp. (Japan)	200	11,315
Medtronic plc	13,790	1,238,618
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	16,000	14,332
Smith & Nephew plc (United Kingdom)	640	10,403
Sonova Holding AG (Switzerland)	65	10,600
Terumo Corp. (Japan)	400	21,593
William Demant Holding A/S (Denmark)*	320	10,519

		1,358,396

Health Care Providers & Services - 0.6%
DaVita, Inc.*	10,240	689,562

The accompanying notes are an integral part of the financial statements.

28

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.*	360	$13,068
QIAGEN N.V.*	520	18,875
Tecan Group AG (Switzerland)	35	7,896

		39,839

Pharmaceuticals - 3.1%
Astellas Pharma, Inc. (Japan)	700	10,815
Bristol-Myers Squibb Co.[1]	8,710	440,203
Chugai Pharmaceutical Co. Ltd. (Japan)	400	23,419
Johnson & Johnson	6,220	870,738
Merck & Co., Inc.	7,410	545,450
Merck KGaA (Germany)	4,455	476,697
Novartis AG - ADR (Switzerland)	12,575	1,099,810
Novartis AG (Switzerland)	460	40,283
Novo Nordisk A/S - Class B (Denmark)	240	10,365
Perrigo Co. plc	555	39,016
Sanofi (France)	280	25,021

		3,581,817

Total Health Care		9,116,967

Industrials - 1.8%
Aerospace & Defense - 0.1%
Airbus S.E. (France)	150	16,577
BAE Systems plc (United Kingdom) .	3,830	25,681
MTU Aero Engines AG (Germany)	50	10,617
Safran S.A. (France)	85	10,984
Thales S.A. (France)	25	3,193

		67,052

Air Freight & Logistics - 0.6%
FedEx Corp.[1]	3,070	676,444

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	155	12,834

Building Products - 0.0%##
Cie de Saint-Gobain (France)	120	4,521
TOTO Ltd. (Japan)	300	10,733

		15,254

Commercial Services & Supplies - 0.0%##
China Everbright International Ltd. (China)	1,296	1,037
Secom Co. Ltd. (Japan)	100	8,187

		9,224

Construction & Engineering - 0.0%##
FLSmidth & Co. A/S (Denmark)	60	3,148
Vinci S.A. (France)	430	38,270

		41,418

Electrical Equipment - 0.0%##
Schneider Electric SE (France)	145	10,485

Industrial Conglomerates - 0.0%##
Siemens AG (Germany)	260	29,886

Machinery - 0.2%
Epiroc AB - Class A (Sweden)*	2,100	18,441
FANUC Corp. (Japan)	100	17,397
Hoshizaki Corp. (Japan)	200	16,144
Hyundai Heavy Industries Co. Ltd. (South Korea)*	145	15,950
Hyundai Mipo Dockyard Co. Ltd. (South Korea)*	190	15,759
Jungheinrich AG (Germany)	455	15,075
KION Group AG (Germany)	395	23,082
Kone OYJ - Class B (Finland)	215	10,465
Makita Corp. (Japan)	300	10,372
Metso OYJ (Finland)	585	18,469
MISUMI Group, Inc. (Japan)	500	10,020
Samsung Heavy Industries Co. Ltd. (South Korea)*	1,275	7,822
Schindler Holding AG (Switzerland)	105	22,141
WEG S.A. (Brazil)	1,000	4,839
The Weir Group plc (United Kingdom)	2,180	44,116

		250,092

Professional Services - 0.4%
Equifax, Inc.	4,150	420,976
Experian plc (United Kingdom)	455	10,465
Recruit Holdings Co. Ltd. (Japan)	900	24,156
Teleperformance (France)	60	9,881
Wolters Kluwer N.V. (Netherlands)	175	9,928

		475,406

Road & Rail - 0.4%
Canadian National Railway Co. (Canada)	130	11,113
Genesee & Wyoming, Inc. - Class A*	5,640	446,857

		457,970

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)	620	15,307
Brenntag AG (Germany)	250	13,056

The accompanying notes are an integral part of the financial statements.

29

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors (continued)
Kanamoto Co. Ltd. (Japan)	500	$16,708

		45,071

Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	1,800	9,427
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	105	8,702

		18,129

Total Industrials		2,109,265

Information Technology - 6.3%
Electronic Equipment, Instruments & Components -0.1%
Halma plc (United Kingdom)	930	15,784
Hexagon A.B. - Class B (Sweden)	465	22,759
Keyence Corp. (Japan)	100	48,852
Yokogawa Electric Corp. (Japan)	500	9,817

		97,212

IT Services - 3.2%
Amadeus IT Group S.A. (Spain)	130	10,468
Amdocs Ltd.	730	46,187
Capgemini SE (France)	40	4,884
InterXion Holding N.V. (Netherlands)*	8,445	497,157
LiveRamp Holdings, Inc.*	14,040	641,347
Mastercard, Inc. - Class A	6,220	1,229,507
Nomura Research Institute Ltd. (Japan)	500	22,167
Obic Co. Ltd. (Japan)	300	27,312
Otsuka Corp. (Japan)	300	9,951
Visa, Inc. - Class A	8,650	1,192,402

		3,681,382

Semiconductors & Semiconductor Equipment - 1.6%
Qorvo, Inc.*	18,510	1,360,670
Skyworks Solutions, Inc.	5,320	461,563

		1,822,233

Software - 1.4%
Check Point Software Technologies Ltd. (Israel)*	195	21,645
Dassault Systemes S.E. (France)	35	4,381
Microsoft Corp.	11,090	1,184,523
Oracle Corp. (Japan)	200	13,538
SAP SE (Germany)	100	10,707
ServiceNow, Inc.*	2,375	429,970
Trend Micro, Inc. (Japan)	400	23,026

		1,687,790

Total Information Technology		7,288,617

Materials - 1.6%
Chemicals - 0.2%
Air Liquide S.A. (France)	110	13,297
Akzo Nobel N.V. (Netherlands)	460	38,624
Asahi Kasei Corp. (Japan)	900	10,799
Croda International plc (United Kingdom)	366	22,544
FUCHS PETROLUB S.E. (Germany)	9	417
Givaudan S.A. (Switzerland)	5	12,120
Mexichem S.A.B. de C.V. (Mexico)	6,950	18,178
Nissan Chemical Corp. (Japan)	200	9,430
Novozymes A/S - Class B (Denmark)	220	10,865
Solvay S.A. (Belgium)	315	35,881

		172,155

Containers & Packaging - 1.3%
Ball Corp	20,260	907,648
DS Smith plc (United Kingdom)	4,627	23,216
Sealed Air Corp.	17,590	569,212

		1,500,076

Metals & Mining - 0.1%
Antofagasta plc (Chile)	3,760	37,637
First Quantum Minerals Ltd. (Zambia)	2,415	24,105
Lundin Mining Corp. (Chile)	5,380	22,109
Southern Copper Corp. (Peru)	605	23,196

		107,047

Total Materials		1,779,278

Real Estate - 2.9%
Equity Real Estate Investment Trusts (REITS) - 2.9%
Acadia Realty Trust	365	10,164
Agree Realty Corp.	205	11,740
Alexandria Real Estate Equities Inc.	85	10,390
American Campus Communities Inc.	270	10,668
American Homes 4 Rent - Class A	1,935	40,770
American Tower Corp.	2,975	463,535
Americold Realty Trust	365	9,034
Apartment Investment & Management Co. - Class A	735	31,634

The accompanying notes are an integral part of the financial statements.

30

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Apple Hospitality REIT, Inc.	1,040	$16,817
AvalonBay Communities, Inc.	450	78,921
Boston Properties, Inc.	505	60,984
Brandywine Realty Trust	2,505	35,220
CatchMark Timber Trust, Inc. - Class A	1,277	11,301
Chesapeake Lodging Trust	545	16,018
Colony Capital, Inc.	2,270	13,325
Community Healthcare Trust, Inc.	615	18,278
CoreCivic, Inc.	1,215	27,289
Cousins Properties, Inc.	4,370	36,315
Crown Castle International Corp.	275	29,904
CubeSmart	290	8,404
Digital Realty Trust, Inc.	510	52,663
EastGroup Properties, Inc.	90	8,621
Equinix, Inc.	1,625	615,452
Equity LifeStyle Properties, Inc.	225	21,305
Equity Residential	985	63,986
Essex Property Trust, Inc.	165	41,379
Extra Space Storage, Inc.	230	20,714
Federal Realty Investment Trust	80	9,924
First Industrial Realty Trust, Inc.	520	15,964
Getty Realty Corp.	605	16,232
HCP, Inc.	1,155	31,820
Healthcare Realty Trust, Inc.	725	20,198
Healthcare Trust of America, Inc. - Class A	830	21,796
Hibernia REIT plc (Ireland)	11,455	18,034
Host Hotels & Resorts, Inc.	2,150	41,086
Independence Realty Trust, Inc.	1,865	18,482
Invitation Homes, Inc.	1,685	36,868
Jernigan Capital, Inc.	1,050	20,548
Kimco Realty Corp	960	15,446
Lamar Advertising Co. - Class A	185	13,564
Lexington Realty Trust	1,920	14,918
Liberty Property Trust	820	34,333
The Macerich Co.	145	7,485
Mid-America Apartment Communities, Inc.	340	33,221
National Retail Properties, Inc.	360	16,830
National Storage Affiliates Trust	315	8,388
Outfront Media, Inc.	575	10,189
Physicians Realty Trust	2,535	42,030
Plymouth Industrial REIT, Inc.	765	10,710
Prologis, Inc.	1,260	81,232
Public Storage	250	51,368
Realty Income Corp.	175	10,547
SBA Communications Corp.*	2,850	462,184
Simon Property Group, Inc.	615	112,865
STAG Industrial, Inc.	815	21,565
STORE Capital Corp.	350	10,160
Sun Communities, Inc.	430	43,202
Sunstone Hotel Investors, Inc	1,705	24,671
Tier REIT, Inc.	1,555	33,697
UDR, Inc.	1,050	41,150
UMH Properties, Inc.	790	11,321
Unibail-Rodamco-Westfield (France)	245	44,335
Urban Edge Properties	1,745	35,755
Ventas, Inc.	335	19,443
VEREIT, Inc.	3,770	27,634
Vornado Realty Trust	575	39,146
Weingarten Realty Investors	905	25,449
Welltower, Inc.	405	26,758

		3,345,379

Real Estate Management & Development - 0.0%##
Daito Trust Construction Co. Ltd. (Japan)	100	13,184
StorageVault Canada, Inc. (Canada)	2,770	5,429

		18,613

Total Real Estate		3,363,992

Utilities - 0.0%##
Independent Power and Renewable Electricity Producers - 0.0%##
China Longyuan Power Group Corp. Ltd. - Class H (China)	6,000	4,566
Engie Brasil Energia S.A. (Brazil)	400	4,278
Huaneng Renewables Corp. Ltd. - Class H (China)	43,767	11,265

		20,109

Multi-Utilities - 0.0%##
Engie S.A. (France)	460	6,112

Water Utilities - 0.0%##
Guangdong Investment Ltd. (China)	12,000	21,483

Total Utilities		47,704

TOTAL COMMON STOCKS (Identified Cost $43,143,556)		42,698,644

The accompanying notes are an integral part of the financial statements.

31

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS - 15.5%

Non-Convertible Corporate Bonds - 15.5%
Communication Services - 2.0%
Diversified Telecommunication Services - 1.2%
AT&T, Inc., 4.25%, 3/1/2027	590,000	$572,160
Verizon Communications, Inc., 5.50%, 3/16/2047	800,000	833,579

		1,405,739

Media - 0.7%
CCO Holdings LLC - CCO Holdings Capital Corp.[2], 5.50%, 5/1/2026	35,000	34,125
Discovery Communications LLC, 5.20%, 9/20/2047	590,000	545,683
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[2], 5.50%, 3/1/2028	200,000	185,500

		765,308

Wireless Telecommunication Services - 0.1%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	60,000	57,000
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	101,000	98,932
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	12,000	12,024
Sprint Communications, Inc.[2], 7.00%, 3/1/2020	12,000	12,435

		180,391

Total Communication Services		2,351,438

Consumer Discretionary - 2.0%
Auto Components - 0.0%##
Techniplas LLC[2], 10.00%, 5/1/2020	35,000	32,900

Automobiles - 0.5%
General Motors Co.[4], (3 mo. LIBOR US + 0.900%), 3.227%, 9/10/2021	580,000	579,161

Household Durables - 0.2%
Century Communities, Inc., 5.875%, 7/15/2025	58,000	52,490
LGI Homes, Inc.[2], 6.875%, 7/15/2026	45,000	42,750
Meritage Homes Corp., 5.125%, 6/6/2027	25,000	22,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	45,000	45,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	35,000	32,681
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	25,000	24,000
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	39,000	36,855

		255,776

Internet & Direct Marketing Retail - 0.8%
Booking Holdings, Inc., 3.60%, 6/1/2026	900,000	859,536

Multiline Retail - 0.5%
Macy’s Retail Holdings, Inc., 7.00%, 2/15/2028	270,000	285,124
Macy’s Retail Holdings, Inc., 6.90%, 4/1/2029	270,000	283,226

		568,350

Total Consumer Discretionary		2,295,723

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	25,000	24,126

Household Products - 0.0%##
First Quality Finance Co., Inc.[2], 5.00%, 7/1/2025	30,000	27,600

Total Consumer Staples		51,726

Energy - 3.0%
Energy Equipment & Services - 0.1%
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2] , 8.25%, 2/15/2025	35,000	35,088
TerraForm Power Operating, LLC[2], 5.00%, 1/31/2028	25,000	22,344

		57,432

Oil, Gas & Consumable Fuels - 2.9%
American Midstream Partners LP - American Midstream Finance Corp. [2], 9.50%, 12/15/2021	35,000	34,300
Boardwalk Pipelines LP1, 5.95%, 6/1/2026	820,000	856,825
DCP Midstream Operating LP2, 5.35%, 3/15/2020	20,000	20,225
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019.	44,000	43,890
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	55,000	56,925
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	30,000	27,150
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	60,000	47,700
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	740,000	847,596
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	25,000	25,542
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	810,000	859,915
SemGroup Corp., 6.375%, 3/15/2025	25,000	24,188
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	27,000	25,178
Southwestern Energy Co.[5], 6.20%, 1/23/2025	31,000	30,148

The accompanying notes are an integral part of the financial statements.

32

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	25,000	$25,156
W&T Offshore, Inc.[2], 9.75%, 11/1/2023	35,000	33,870
The Williams Companies, Inc., 3.75%, 6/15/2027	460,000	428,324

		3,386,932

Total Energy		3,444,364

Financials - 4.8%
Banks - 2.8%
Bank of America Corp., 4.00%, 1/22/2025	890,000	866,716
Citigroup, Inc., 8.125%, 7/15/2039	610,000	851,710
JPMorgan Chase & Co., 6.30%, 4/23/2019	860,000	873,928
Popular, Inc., 6.125%, 9/14/2023	35,000	35,413
Santander Holdings USA, Inc., 4.50%, 7/17/2025	590,000	576,929

		3,204,696

Capital Markets - 0.8%
LPL Holdings, Inc.[2], 5.75%, 9/15/2025	45,000	43,706
Morgan Stanley[4], (3 mo. LIBOR US + 1.220%), 3.563%, 5/8/2024	860,000	869,073

		912,779

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019	30,000	29,961
Navient Corp., 7.25%, 9/25/2023	25,000	25,875
SLM Corp., 5.125%, 4/5/2022	40,000	39,800

		95,636

Diversified Financial Services - 0.6%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	590,000	576,130
FS Energy & Power Fund[2], 7.50%, 8/15/2023	40,000	40,560
Oxford Finance, LLC - Oxford Finance Co.- Issuer II, Inc.[2], 6.375%, 12/15/2022	40,000	40,550

		657,240

Insurance - 0.5%
Prudential Financial, Inc.[6], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	550,000	572,275

Financials (continued)
Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	25,000	25,188

Total Financials		5,467,814

Health Care - 0.6%
Health Care Providers & Services - 0.6%
DaVita, Inc., 5.00%, 5/1/2025	35,000	33,075
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 5.625%, 7/31/2019	543,000	551,472
HCA, Inc., 5.375%, 9/1/2026	35,000	34,738
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022	30,000	28,829

Total Health Care.		648,114

Industrials - 1.8%
Airlines - 0.0%##
Allegiant Travel Co., 5.50%, 7/15/2019 .	28,000	28,140
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	30,000	30,328

		58,468

Commercial Services & Supplies - 0.1%
The ADT Security Corp., 5.25%, 3/15/2020	20,000	20,200
Covanta Holding Corp., 6.00%, 1/1/2027	35,000	33,775
W/S Packaging Holdings, Inc.[2], 9.00%, 4/15/2023	40,000	40,800

		94,775

Construction & Engineering - 0.0%##
Tutor Perini Corp.[2], 6.875%, 5/1/2025	44,000	44,055

Industrial Conglomerates - 0.4%
General Electric Co.[6,7], (3 mo. LIBOR US + 3.330%), 5.00%	460,000	426,075

Machinery - 0.5%
CNH Industrial Capital LLC, 3.375%, 7/15/2019	580,000	579,478

Marine - 0.0%##
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	50,000	47,625

Trading Companies & Distributors - 0.6%
Aircastle Ltd., 6.25%, 12/1/2019	15,000	15,416
Fortress Transportation & Infrastructure Investors, LLC[2], 6.50%, 10/1/2025	30,000	29,475
International Lease Finance Corp., 6.25%, 5/15/2019	571,000	580,107

The accompanying notes are an integral part of the financial statements.

33

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023	42,000	$39,958

		664,956

Transportation Infrastructure - 0.2%
Eagle Bulk Shipco, LLC, 8.25%, 11/28/2022	200,000	205,500

Total Industrials		2,120,932

Information Technology - 0.0%##
Semiconductors & Semiconductor Equipment - 0.0%##
MagnaChip Semiconductor Corp.
(South Korea), 6.625%, 7/15/2021	43,000	40,420

Materials - 0.5%
LSB Industries, Inc.[2], 9.625%, 5/1/2023	40,000	41,500

Metals & Mining - 0.5%
Corp Nacional del Cobre de Chile (Chile)[2], 5.625%, 9/21/2035	375,000	397,451
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	60,000	60,900
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	60,000	60,411

		518,762

Total Materials.		560,262

Real Estate - 0.7%
Equity Real Estate Investment Trusts (REITS) - 0.7%
American Homes 4 Rent LP, 4.25%, 2/15/2028	610,000	576,593
Greystar Real Estate Partners, LLC[2], 5.75%, 12/1/2025	45,000	43,650
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	92,000	89,950
iStar, Inc., 5.25%, 9/15/2022	36,000	34,830

		745,023

Total Real Estate		745,023

Utilities - 0.1%
Gas Utilities - 0.1%
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	40,000	36,400

Independent Power and Renewable Electricity Producers - 0.0%##
Clearway Energy Operating, LLC, 5.00%, 9/15/2026	25,000	23,250

Total Utilities		59,650

TOTAL CORPORATE BONDS (Identified Cost $18,368,498)		17,785,466

	SHARES/ PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

MUTUAL FUNDS - 0.4%
iShares iBoxx High Yield Corporate Bond ETF	4,755	$401,084
iShares MSCI Thailand ETF	710	61,557
iShares U.S. Real Estate ETF	395	30,854

TOTAL MUTUAL FUNDS
(Identified Cost $503,834)		493,495

U.S. TREASURY SECURITIES - 23.6%

U.S. Treasury Bonds - 6.0%
U.S. Treasury Bond, 6.25%, 5/15/2030	872,000	1,128,933
U.S. Treasury Bond, 4.75%, 2/15/2037	1,466,000	1,765,041
U.S. Treasury Bond, 2.50%, 2/15/2045	2,027,000	1,708,460
U.S. Treasury Bond, 3.00%, 5/15/2047	1,852,000	1,715,343
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	633,485	562,688

Total U.S. Treasury Bonds
(Identified Cost $7,381,071)		6,880,465

U.S. Treasury Notes - 17.6%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	5,186,991	5,098,582
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	609,985	587,267
U.S. Treasury Note, 1.625%, 4/30/2019	2,385,000	2,374,845
U.S. Treasury Note, 1.25%, 7/31/2023	3,153,000	2,911,845
U.S. Treasury Note, 2.125%, 5/15/2025	2,445,000	2,308,233
U.S. Treasury Note, 1.625%, 5/15/2026	2,583,000	2,328,332
U.S. Treasury Note, 2.375%, 5/15/2027	2,419,000	2,283,215
U.S. Treasury Note, 2.75%, 2/15/2028	2,445,000	2,366,111

Total U.S. Treasury Notes
(Identified Cost $20,553,414)		20,258,430

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $27,934,485)		27,138,895

ASSET-BACKED SECURITIES - 3.7%
CarMax Auto Owner Trust, Series 2017-1, Class A3, 1.98%, 11/15/2021	225,000	223,019
The accompanying notes are an integral part of the financial statements.

34

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
Cazenovia Creek Funding II LLC,
Series 2018-1A, Class A2, 3.561%, 7/15/2030	310,941	$309,559
Chesapeake Funding II LLC, Series 2017-2A, Class A1[2], 1.99%, 5/15/2029	496,771	491,711
Chesapeake Funding II LLC, Series 2017-4A, Class A1[2], 2.12%, 11/15/2029	266,585	263,034
Colony American Homes, Series 2015-1A, Class A2,4, (1 mo.
LIBOR US + 1.200%), 3.487%, 7/17/2032	192,033	192,033
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	255,000	253,659
Enterprise Fleet Financing LLC, Series 2017-2, Class A2[2], 1.97%, 1/20/2023	351,241	348,573
Invitation Homes Trust, Series 2017-SFR2, Class A2,4, (1 mo. LIBOR US + 0.850%), 3.14%, 12/17/2036	89,336	89,420
Invitation Homes Trust, Series 2017-SFR2, Class B2,4, (1 mo. LIBOR US + 1.150%), 3.44%, 12/17/2036	65,000	65,428
SoFi Consumer Loan Program LLC, Series 2016-1, Class A2, 3.26%, 8/25/2025	201,415	200,814
SoFi Consumer Loan Program LLC, Series 2016-5, Class A2, 3.06%, 9/25/2028	196,556	195,715
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B2, 2.49%, 1/25/2036	430,000	419,462
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A2, 1.55%, 3/26/2040	63,356	62,853
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX2, 2.05%, 1/25/2041	66,693	66,001
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX2, 2.84%, 1/25/2041	75,000	72,717
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A2, 2.39%, 2/25/2042	150,853	149,283
SoFi Professional Loan Program LLC, Series 2018-C, Class A1FX2, 3.08%, 1/25/2048	389,900	388,755
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/1/2033	229,015	220,527
Tricon American Homes Trust, Series 2017-SFR2, Class A2, 2.928%, 1/1/2036	239,744	228,797

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $4,285,506)		4,241,360

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.0%
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/1/2035	541,000	516,183
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A2, 3.531%, 10/1/2034	300,000	299,336
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,8], 2.50%, 5/1/2043	188,260	173,576
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,8], 2.13%, 2/1/2043	126,989	115,097
Credit Suisse Mortgage Capital Trust, Series 2014-IVR3, Class A1[2,8], 3.50%, 7/1/2044	308,854	299,227
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/1/2047	245,847	242,589
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[8], 1.444%, 8/1/2020	2,494,102	44,945
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[8], 1.578%, 6/1/2022	1,899,578	82,096
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[8], 0.199%, 4/1/2023	9,865,981	76,221
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/1/2044	303,695	307,925
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/1/2044	318,203	327,413
FREMF Mortgage Trust, Series 2012-K711, Class B2,8, 3.57%, 8/1/2045	175,000	174,997
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[2], 0.10%, 6/1/2046	24,446,486	83,265
FREMF Mortgage Trust, Series 2013-K712, Class B2,8, 3.358%, 5/1/2045	143,000	142,765

The accompanying notes are an integral part of the financial statements.

35

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES		PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust, Series 2013-K713, Class B2,8, 3.263%, 4/1/2046		300,000	$298,750
FREMF Mortgage Trust, Series 2014-K37, Class B2,8, 4.714%, 1/1/2047		320,000	329,150
FREMF Mortgage Trust, Series 2014-K503, Class B2,8, 3.139%, 10/1/2047		300,000	298,992
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,8], 3.495%, 12/1/2034		372,000	370,848
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/1/2056		304,709	279,149
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,8], 3.50%, 5/1/2043		104,986	101,314
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,8], 3.00%, 6/1/2029		136,737	133,944
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[2,8], 3.50%, 8/1/2047		319,815	313,306
JP Morgan Mortgage Trust, Series 2017-6, Class A5[2,8], 3.50%, 12/1/2048		381,679	373,672
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,8], 3.75%, 11/1/2054		109,792	109,222
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,8], 3.75%, 8/1/2055		141,255	140,382
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,8], 3.75%, 11/1/2056		147,855	146,743
Sequoia Mortgage Trust, Series 2013-2, Class A8, 1.874%, 2/1/2043		116,850	101,810
Sequoia Mortgage Trust, Series 2013-8, Class A1[8], 3.00%, 6/1/2043		145,653	136,476
Starwood Retail Property Trust, Series 2014-STAR, Class A2,4, (1 mo. LIBOR US + 1.220%), 3.50%, 11/15/2027		311,727	311,769
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,8], 2.50%, 10/1/2056		261,108	253,495
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,8], 3.50%, 1/1/2045		148,034	144,131
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,8], 3.50%, 3/1/2045		123,056	122,734

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $6,991,562)			6,851,522

FOREIGN GOVERNMENT BONDS - 1.7%
Canada Housing Trust No. 1 (Canada)[2], 4.10%, 12/15/2018	CAD	52,000	39,599
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	67,000	51,483
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		500,000	491,770
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		500,000	492,758
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	1,338,000	65,250
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	540,000	25,267
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	879,000	40,399
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	169,000	7,584
Province of Ontario (Canada), 1.25%, 6/17/2019		203,000	201,072
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	116,000	83,995
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		500,000	493,106

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $2,034,545)			1,992,283

U.S. GOVERNMENT AGENCIES - 9.8%

Mortgage-Backed Securities - 9.8%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		29,323	29,824
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		35,606	36,216
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033		336,710	343,141
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		119,941	123,424
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		95,321	98,092
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		90,303	96,819

The accompanying notes are an integral part of the financial statements.

36

Investment Portfolio - October 31, 2018

BLENDED ASSET MODERATE SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	171,564	$187,288
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	148,776	154,067
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	126,853	138,386
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	174,897	176,223
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	272,643	281,972
Fannie Mae, Pool #AL7068, 4.50%, 9/1/2042	304,989	315,834
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	149,471	150,602
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	608,799	595,176
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	397,153	388,264
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	231,153	225,907
Fannie Mae, Pool #BD1381, 3.50%, 6/1/2046	147,295	143,845
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	233,772	221,406
Fannie Mae, Pool #MA3148, 3.50%, 10/1/2047	661,305	644,172
Fannie Mae, Pool #BJ1323, 3.50%, 11/1/2047	575,353	560,864
Fannie Mae, Pool #MA3184, 4.50%, 11/1/2047	284,277	291,329
Fannie Mae, Pool #CA1720, 5.00%, 5/1/2048	438,089	457,760
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	676,318	706,618
Fannie Mae, Pool #BM4322, 4.00%, 7/1/2048	582,215	583,244
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048	448,468	459,750
Fannie Mae, Pool #BK9366, 4.50%, 8/1/2048	139,647	143,116
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	258,283	269,841
Fannie Mae, Pool #MA3527, 5.00%, 11/1/2048	574,000	599,658
Fannie Mae, Pool #AL8674, 5.654%, 1/1/2049	327,328	348,539
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	130,463	134,352
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	39,145	43,038
	PRINCIPAL AMOUNT3/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	39,011	$41,867
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	49,237	52,700
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	315,788	316,237
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	248,951	243,126
Freddie Mac, Pool #Q45878, 3.00%, 12/1/2046	456,793	432,706
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047	373,666	384,363
Freddie Mac, Pool #Q55506, 4.50%, 4/1/2048	791,226	810,799

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $11,509,532)		11,230,565

SHORT-TERM INVESTMENT - 2.7%
Dreyfus Government Cash Management, Institutional Shares[9], 2.05%,
(Identified Cost $3,142,560)	3,142,560	3,142,560

TOTAL INVESTMENTS IN SECURITIES - 100.5%
(Identified Cost $117,914,078)		115,574,790

TOTAL OPTIONS

WRITTEN - 0.0%##
(Premiums Received $29,748)		(43,858)

TOTAL INVESTMENTS - 100.5%		115,530,932

LIABILITIES, LESS OTHER ASSETS - (0.5%)		(558,852)

NET ASSETS - 100%		$114,972,080

The accompanying notes are an integral part of the financial statements.

37

Investment Portfolio - October 31, 2018

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT[3] (000)	VALUE
Call
Booking Holdings, Inc.	1	11/09/18	$1,960.00	187	$(4,000)
Qorvo, Inc.	27	11/16/18	77.50	198	(5,805)
Alphabet, Inc. - Class C	2	11/23/18	1,110.00	215	(4,400)

					(14,205)

Put
lululemon Athletica, Inc.	14	11/09/18	149.00	197	(11,410)
Mastercard, Inc. - Class A	14	11/09/18	197.50	277	(5,460)
Medtronic plc	31	11/16/18	90.00	278	(4,495)
Microsoft Corp.	28	11/16/18	100.00	299	(2,548)
Qorvo, Inc.	41	11/16/18	67.50	301	(5,740)

					(29,653)
TOTAL EXCHANGE-TRADED OPTIONS WRITTEN					$(43,858)

*Non-income producing security.

## Less than 0.1%.

1A portion of this security is deposited with the broker as collateral for options contracts written. As of October 31, 2018, the total value of such securities was $1,601,090.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $11,753,380, or 10.2% of the Series’ net assets as of October 31, 2018.

3Amount is stated in USD unless otherwise noted.

4Floating rate security. Rate shown is the rate in effect as of October 31, 2018.

5Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

6Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018.

7Security is perpetual in nature and has no stated maturity date.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2018.

9Rate shown is the current yield as of October 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard &Poor, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

38

Statement of Assets and Liabilities - Blended Asset Moderate Series

October 31, 2018

ASSETS:

Investments in securities, at value (identified cost $117,914,078) (Note 2)	$115,574,790
Foreign currency, at value (identified cost $113)	114
Receivable for securities sold	943,141
Interest receivable	493,814
Receivable for fund shares sold	24,940
Dividends receivable	18,981
Foreign tax reclaims receivable	10,528
Prepaid expenses	168

TOTAL ASSETS	117,066,476

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	27,699
Accrued management fees (Note 3)	12,137
Accrued Chief Compliance Officer service fees (Note 3)	401
Options written, at value (premiums received $29,748) (Note 2)	43,858
Payable for securities purchased	1,939,582
Payable for fund shares repurchased	16,935
Other payables and accrued expenses	53,784

TOTAL LIABILITIES	2,094,396

TOTAL NET ASSETS	$114,972,080

NET ASSETS CONSIST OF:

Capital stock	$109,490
Additional paid-in-capital	117,316,802
Total distributable earnings (loss)	(2,454,212)

TOTAL NET ASSETS	$114,972,080

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($114,972,080/10,949,045 shares)	$10.50

The accompanying notes are an integral part of the financial statements.

39

Statement of Operations - Blended Asset Moderate Series

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Interest	$2,058,279
Dividends (net of foreign taxes withheld, $27,909)	557,602

Total Investment Income	2,615,881

EXPENSES:

Management fees (Note 3)	519,481
Fund accounting and administration fees (Note 3)	84,830
Directors’ fees (Note 3)	9,040
Chief Compliance Officer service fees (Note 3)	4,394
Audit fees	38,108
Custodian fees	33,734
Miscellaneous	24,181

Total Expenses	713,768
Less reduction of expenses (Note 3)	(136,567)

Net Expenses	577,201

NET INVESTMENT INCOME	2,038,680

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	(1,250,170)
Options written	127,967
Foreign currency and translation of other assets and liabilities	(4,372)

(1,126,575)

Net change in unrealized appreciation (depreciation) on-
Investments in securities	(2,059,127)
Options written	(14,110)
Foreign currency and translation of other assets and liabilities	(402)

(2,073,639)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(3,200,214)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,161,534)

The accompanying notes are an integral part of the financial statements.

40

Statements of Changes in Net Assets - Blended Asset Moderate Series
	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/13/17[1] TO 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,038,680	$48,288
Net realized gain (loss) on investments and foreign currency	(1,126,575)	(17,390)
Net change in unrealized depreciation on investments and foreign currency	(2,073,639)	(280,263)

Net decrease from operations	(1,161,534)	(249,365)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class R6	(1,043,313)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	1,805,626	115,620,666

Net increase (decrease) in net assets	(399,221)	115,371,301

NET ASSETS:

Beginning of period	115,371,301	—

End of period	$114,972,080	$115,371,301

[1] Commencement of operations.

The accompanying notes are an integral part of the financial statements.

41

Financial Highlights - Blended Asset Moderate Series - Class R6

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/13/17[1] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.73	$10.75

Income (loss) from investment operations:
Net investment income (loss)[2]	0.19	0.00 [3]
Net realized and unrealized loss on investments	(0.32)	(0.02)

Total from investment operations	(0.13)	(0.02)

Less distributions to shareholders:
From net investment income	(0.10)	—

Net asset value - End of period	$10.50	$10.73

Net assets - End of period (000’s omitted)	$114,972	$115,371

Total return[4]	(1.25%)	(0.19%)
Ratios (to average net assets)/Supplemental Data:
Expenses	0.50%	0.50%[5]
Net investment income	1.77%	0.85%[5]
Series portfolio turnover	91%	4%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.12%	0.99%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

42

Performance Update as of October 31, 2018 - Blended Asset Extended Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Blended Asset Extended Series - Class R6[3]	-1.06%	-1.19%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	-2.05%	-2.21%
40/15/45 Blended Index[5]	0.53%	0.66%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Blended Asset

Extended Series - Class R6 from its inception2 (October 13, 2017) to present (October 31, 2018) to the Bloomberg Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from October 13, 2017, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.55% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.62% for Class R6 for the year ended October 31, 2018.

4The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

43

Shareholder Expense Example - Blended Asset Extended Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD* 5/1/2018-10/31/18
Actual	$1,000.00	$990.77	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.55% , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been reimbursed during the period.

44

Portfolio Composition - Blended Asset Extended Series

As of October 31, 2018 (unaudited)

Sector Allocation[4]
Health Care	10.7%
Information Technology	8.6%
Consumer Staples	7.0%
Financials	7.0%
Consumer Discretionary	6.6%
Communication Services	6.1%
Energy	4.9%
Real Estate	4.1%
Industrials	4.0%
Materials	2.7%
Utilities	0.3%

[4] Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Booking Holdings, Inc.	1.6%
Mastercard, Inc. - Class A	1.6%
Incyte Corp.	1.6%
Qorvo, Inc.	1.5%
Medtronic plc	1.5%
Visa, Inc. - Class A	1.4%
Anheuser-Busch InBev S.A./N.V. (Belgium)	1.3%
Microsoft Corp.	1.3%
Novartis AG - ADR (Switzerland)	1.3%
Ball Corp.	1.2%

5 As a percentage of total investments.

45

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 49.1%

Communication Services - 4.5%
Diversified Telecommunication Services - 0.8%
Orange S.A. (France)	1,170	$18,262
Telefonica Brasil S.A. (Brazil)	1,300	15,052
Zayo Group Holdings, Inc.*[1]	51,000	1,523,880

		1,557,194

Entertainment - 0.8%
Electronic Arts, Inc.*	15,730	1,431,115
NetEase, Inc. - ADR (China)	225	46,766
Nexon Co. Ltd. (Japan)*	4,132	47,135
Toho Co. Ltd. -Tokyo (Japan)	800	26,100
Vivendi S.A. (France)	565	13,627

		1,564,743

Interactive Media & Services - 2.4%
Alphabet, Inc. - Class A*	910	992,428
Alphabet, Inc. - Class C*	1,510	1,625,923
Tencent Holdings Ltd. - Class H (China)	64,228	2,200,404

		4,818,755

Media - 0.5%
Hakuhodo DY Holdings, Inc. (Japan)	1,500	25,018
Quebecor, Inc. - Class B (Canada)	26,285	515,537
Shaw Communications, Inc. - Class B (Canada)	29,245	544,491

		1,085,046

Wireless Telecommunication Services - 0.0%##
KDDI Corp. (Japan)	2,000	48,400
NTT DOCOMO, Inc. (Japan)	2,000	49,597

		97,997

Total Communication Services		9,123,735

Consumer Discretionary - 5.0%
Auto Components - 0.0%##
Nemak S.A.B. de C.V. (Mexico)[2]	50,800	36,687
NGK Spark Plug Co. Ltd. (Japan)	1,300	26,306

		62,993

Automobiles - 0.1%
Geely Automobile Holdings Ltd. (China)	21,000	40,467
Isuzu Motors Ltd. (Japan)	2,000	26,221
Peugeot S.A. (France)	295	7,012
Renault S.A. (France)	140	10,454
Suzuki Motor Corp. (Japan)	1,100	54,853

		139,007

Diversified Consumer Services - 0.1%
China Maple Leaf Educational Systems Ltd. (China)	62,000	26,908
China Yuhua Education Corp. Ltd. (China)[2]	94,000	37,903
Fu Shou Yuan International Group Ltd. (China)	78,000	59,944
New Oriental Education & Technology Group, Inc. - ADR (China)*	960	56,170
TAL Education Group - ADR (China)*	725	21,010
Wisdom Education International Holdings Co. Ltd. (China)	58,000	26,102

		228,037

Hotels, Restaurants & Leisure - 0.1%
Accor S.A. (France)	1,170	53,460
Basic-Fit N.V. (Netherlands)*[2]	1,250	35,989

		89,449

Household Durables - 0.0%##
Sekisui Chemical Co. Ltd. (Japan)	1,600	25,161
Techtronic Industries Co. Ltd. (Hong Kong)	5,500	25,898

		51,059

Internet & Direct Marketing Retail - 2.8%
Alibaba Group Holding Ltd. - ADR (China)*	11,755	1,672,502
Amazon.com, Inc.*	560	894,886
Booking Holdings, Inc.*	1,680	3,149,295
Despegar.com Corp. (Argentina)*	950	15,266

		5,731,949

Leisure Products - 0.1%
Bandai Namco Holdings, Inc. (Japan)	1,500	53,362
Yamaha Corp. (Japan)	1,200	52,733

		106,095

Multiline Retail - 0.0%##
El Puerto de Liverpool SAB de C.V. (Mexico)	3,280	20,830
Lojas Americanas S.A. (Brazil)	2,300	11,502
Lojas Renner S.A. (Brazil)	1,485	15,036
Magazine Luiza S.A. (Brazil)	200	9,051
Next plc (United Kingdom)	375	24,912

		81,331

The accompanying notes are an integral part of the financial statements.

46

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail - 0.7%
Industria de Diseno Textil S.A. (Spain)	46,585	$1,312,977
Nitori Holdings Co. Ltd. (Japan)	200	26,115
USS Co. Ltd. (Japan)	1,400	25,245

		1,364,337

Textiles, Apparel & Luxury Goods - 1.1%
ANTA Sports Products Ltd. (China)	10,000	41,285
Burberry Group plc (United Kingdom)	1,125	26,032
Hermes International (France)	45	25,691
Kering S.A. (France)	50	22,224
lululemon athletica, Inc.*	14,740	2,074,360
LVMH Moet Hennessy Louis Vuitton SE (France)	165	50,062
Moncler S.p.A (Italy)	730	25,351

		2,265,005

Total Consumer Discretionary		10,119,262

Consumer Staples - 6.8%
Beverages - 4.0%
Ambev S.A. - ADR (Brazil)	269,460	1,166,762
Ambev S.A. (Brazil)	8,500	37,093
Anheuser-Busch InBev S.A./N.V. (Belgium)	36,170	2,675,168
The Coca-Cola Co.	22,840	1,093,579
Diageo plc (United Kingdom)	61,025	2,109,727
Fomento Economico Mexicano SAB de C.V. (Mexico)	2,800	23,850
PepsiCo, Inc.	9,660	1,085,591
Pernod Ricard S.A. (France)	140	21,348
Treasury Wine Estates Ltd. (Australia)	7,780	83,740

		8,296,858

Food & Staples Retailing - 0.1%
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	2,700	11,006
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	1,000	36,154
Tsuruha Holdings, Inc. (Japan)	300	31,311
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	16,820	43,008
Wesfarmers Ltd. (Australia)	775	25,666

		147,145

Food Products - 1.6%
Barry Callebaut AG (Switzerland)	15	29,319
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	7	48,260
Danone S.A. (France)	1,460	103,387
Grupo Bimbo S.A.B. de C.V. - Series A(Mexico)	9,145	17,098
Kerry Group plc - Class A (Ireland)	700	71,634
Kikkoman Corp. (Japan)	900	49,308
Mondelez International, Inc. - Class A	37,005	1,553,470
Nestle S.A. (Switzerland)	15,615	1,318,267

		3,190,743

Household Products - 0.0%##
Henkel AG & Co. KGaA (Germany)	260	25,469
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	23,900	34,438
Lion Corp. (Japan)	1,900	35,722

		95,629

Personal Products - 1.0%
Beiersdorf AG (Germany)	970	100,295
Kao Corp. (Japan)	400	26,609
Kobayashi Pharmaceutical Co. Ltd. (Japan)	400	26,089
L’Oreal S.A. (France)	235	52,947
Unilever plc - ADR (United Kingdom)	36,265	1,921,320

		2,127,260

Tobacco - 0.1%
British American Tobacco plc - ADR (United Kingdom)	1,325	57,505
KT&G Corp. (South Korea)	290	25,860
Swedish Match AB (Sweden)	490	24,960

		108,325

Total Consumer Staples		13,965,960

Energy - 2.5%
Energy Equipment & Services - 2.1%
Core Laboratories N.V	415	35,375
Diamond Offshore Drilling, Inc.*	44,250	627,465
Ensco plc - Class A	92,990	663,949
Schlumberger Ltd.	41,600	2,134,496
Transocean Ltd.*	84,110	926,051

		4,387,336

Oil, Gas & Consumable Fuels - 0.4%
Cameco Corp. (Canada)[1]	3,120	33,446
Canadian Natural Resources Ltd. (Canada)	1,925	52,817

The accompanying notes are an integral part of the financial statements.

47

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
China Petroleum & Chemical Corp. - Class H (China)	66,000	$53,762
Eni S.p.A. (Italy)	3,100	55,055
Galp Energia SGPS S.A. (Portugal)	6,230	108,328
Repsol S.A. (Spain)	5,195	92,828
Royal Dutch Shell plc - Class B - ADR (Netherlands)[1]	1,700	111,707
SK Innovation Co. Ltd. (South Korea)	215	40,349
Suncor Energy, Inc. (Canada)	1,495	50,149
TOTAL S.A. (France)	1,550	90,946
Vermilion Energy, Inc. (Canada)	2,000	53,037
Woodside Petroleum Ltd. (Australia)	2,260	55,642

		798,066

Total Energy		5,185,402

Financials - 3.3%
Banks - 0.3%
Banco Bradesco S.A. (Brazil)	3,900	35,736
Banco Comercial Portugues S.A. (Portugal)*	143,700	38,653
Banco do Brasil S.A. (Brazil)	1,600	18,336
Banco Santander Brasil S.A. (Brazil)	1,500	17,009
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	775	31,225
Bankia S.A. (Spain)	16,425	51,592
Bankinter S.A. (Spain)	6,595	54,033
BNP Paribas S.A. (France)	735	38,304
CaixaBank S.A. (Spain)	22,225	89,938
Credit Agricole S.A. (France)	840	10,758
Erste Group Bank AG (Austria)	895	36,433
FinecoBank Banca Fineco S.p.A. (Italy)	7,255	75,826
Itau Unibanco Holding S.A. (Brazil)	2,700	35,652
Itausa - Investimentos Itau S.A. (Brazil)	6,000	18,057
Jyske Bank A/S (Denmark)	805	32,869
KBC Group N.V. (Belgium)	510	35,147
Societe Generale S.A. (France)	485	17,779
Sydbank A/S (Denmark)	1,185	27,370

		664,717

Capital Markets - 2.4%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	2,600	18,647
BlackRock, Inc.	3,810	1,567,510
Cboe Global Markets, Inc.	5,110	576,663
The Charles Schwab Corp.	22,335	1,032,770
CME Group, Inc.	2,920	535,061
E*TRADE Financial Corp.	10,340	511,003
Intercontinental Exchange, Inc.	7,120	548,525
Japan Exchange Group, Inc. (Japan)	2,200	39,404
Julius Baer Group Ltd. (Switzerland)	3,010	137,270

		4,966,853

Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. - Class B*	4,960	1,018,189

Insurance - 0.1%
Admiral Group plc (United Kingdom)	1,005	25,835
AXA S.A. (France)	1,295	32,409
BB Seguridade Participacoes S.A. (Brazil)	1,800	12,880

		71,124

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)	980	36,457

Total Financials		6,757,340

Health Care - 10.4%
Biotechnology - 3.9%
BioMarin Pharmaceutical, Inc.*	16,670	1,536,474
Incyte Corp.*	48,110	3,118,490
Regeneron Pharmaceuticals, Inc.*	3,700	1,255,188
Seattle Genetics, Inc.*	24,680	1,385,289
Vertex Pharmaceuticals, Inc.*	4,390	743,929

		8,039,370

Health Care Equipment & Supplies - 1.6%
Coloplast A/S - Class B (Denmark)	535	49,923
EssilorLuxottica (France)	350	47,802
Hoya Corp. (Japan)	500	28,288
Medtronic plc[1]	32,750	2,941,605
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	31,510	28,225
Smith & Nephew plc (United Kingdom)	1,535	24,951
Sonova Holding AG (Switzerland)	155	25,278
Terumo Corp. (Japan)	1,000	53,982
William Demant Holding A/S (Denmark)*	760	24,982

		3,225,036

Health Care Providers & Services - 0.8%
DaVita, Inc.*	22,925	1,543,769

The accompanying notes are an integral part of the financial statements.

48

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.*	830	$30,129
QIAGEN N.V.*	1,185	43,014
Tecan Group AG (Switzerland)	80	18,047

		91,190

Pharmaceuticals - 4.1%
Astellas Pharma, Inc. (Japan)	1,700	26,265
Bristol-Myers Squibb Co.	20,790	1,050,727
Chugai Pharmaceutical Co. Ltd. (Japan)	800	46,838
Johnson & Johnson	13,920	1,948,661
Merck & Co., Inc.	17,420	1,282,286
Merck KGaA (Germany)	10,440	1,117,108
Novartis AG - ADR (Switzerland)	29,535	2,583,131
Novartis AG (Switzerland)	1,085	95,016
Novo Nordisk A/S - Class B (Denmark)	570	24,616
Perrigo Co. plc.	1,305	91,742
Sanofi (France)	675	60,318

		8,326,708

Total Health Care		21,226,073

Industrials - 2.4%
Aerospace & Defense - 0.1%
Airbus S.E. (France)	360	39,785
BAE Systems plc (United Kingdom)	8,760	58,738
MTU Aero Engines AG (Germany)	115	24,418
Safran S.A. (France)	195	25,199
Thales S.A. (France)	55	7,024

		155,164

Air Freight & Logistics - 0.8%
FedEx Corp.	7,280	1,604,075

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	370	30,636

Building Products - 0.0%##
Cie de Saint-Gobain (France)	290	10,925
TOTO Ltd. (Japan)	700	25,043

		35,968

Commercial Services & Supplies - 0.0%##
Secom Co. Ltd. (Japan)	300	24,561

Construction & Engineering - 0.0%##
FLSmidth & Co. A/S (Denmark)	145	7,608
Vinci S.A. (France)	1,000	88,999

		96,607

Electrical Equipment - 0.0%##
Schneider Electric SE (France)	340	24,586

Industrial Conglomerates - 0.0%##
Siemens AG (Germany)	625	71,841

Machinery - 0.3%
Epiroc AB - Class A (Sweden)*	5,050	44,346
FANUC Corp. (Japan)	200	34,793
Hoshizaki Corp. (Japan)	500	40,360
Hyundai Heavy Industries Co. Ltd. (South Korea)*	355	39,051
Hyundai Mipo Dockyard Co. Ltd. (South Korea)*	460	38,153
Jungheinrich AG (Germany)	1,100	36,445
KION Group AG (Germany)	960	56,098
Kone OYJ - Class B (Finland)	520	25,311
Makita Corp. (Japan)	600	20,743
Metso OYJ (Finland)	1,400	44,201
MISUMI Group, Inc. (Japan)	1,300	26,053
Samsung Heavy Industries Co. Ltd. (South Korea)*	3,075	18,866
Schindler Holding AG (Switzerland)	245	51,662
WEG S.A. (Brazil)	2,200	10,647
The Weir Group plc (United Kingdom)	5,085	102,903

		589,632

Professional Services - 0.6%
Equifax, Inc.	9,860	1,000,199
Experian plc (United Kingdom)	1,065	24,494
Recruit Holdings Co. Ltd. (Japan)	2,100	56,363
Teleperformance (France)	145	23,880
Wolters Kluwer N.V. (Netherlands)	415	23,545

		1,128,481

Road & Rail - 0.5%
Canadian National Railway Co. (Canada)	305	26,074
Genesee & Wyoming, Inc. - Class A*	13,270	1,051,382

		1,077,456

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)	1,490	36,784
Brenntag AG (Germany)	570	29,768
Kanamoto Co. Ltd. (Japan)	1,100	36,757

		103,309

The accompanying notes are an integral part of the financial statements.

49

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	4,200	$21,997
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	255	21,135

		43,132

Total Industrials		4,985,448

Information Technology - 8.4%
Electronic Equipment, Instruments & Components -0.1%
Halma plc (United Kingdom)	2,140	36,316
Hexagon A.B. - Class B (Sweden)	1,115	54,572
Keyence Corp. (Japan)	300	146,556
Yokogawa Electric Corp. (Japan)	1,300	25,524

		262,968

IT Services - 4.4%
Amadeus IT Group S.A. (Spain)	315	25,365
Amdocs Ltd.[1]	1,680	106,294
Capgemini SE (France)	95	11,600
InterXion Holding N.V. (Netherlands)*	19,580	1,152,675
LiveRamp Holdings, Inc.*	32,965	1,505,841
Mastercard, Inc. - Class A	15,930	3,148,883
Nomura Research Institute Ltd. (Japan)	1,200	53,200
Obic Co. Ltd. (Japan)	600	54,624
Otsuka Corp. (Japan)	800	26,535
Visa, Inc. - Class A	20,450	2,819,032

		8,904,049

Semiconductors & Semiconductor Equipment - 2.0%
Qorvo, Inc.*	41,450	3,046,990
Skyworks Solutions, Inc.	12,650	1,097,514

		4,144,504

Software - 1.9%
Check Point Software Technologies
Ltd. (Israel)*	470	52,170
Dassault Systemes S.E. (France)	90	11,267
Microsoft Corp.	24,680	2,636,071
Oracle Corp. (Japan)	400	27,076
SAP SE (Germany)	235	25,162
ServiceNow, Inc.*	6,130	1,109,775
Trend Micro, Inc. (Japan)	900	51,809

		3,913,330

Total Information Technology		17,224,851

Materials - 2.2%
Chemicals - 0.2%
Air Liquide S.A. (France)	265	32,034
Akzo Nobel N.V. (Netherlands)	1,065	89,422
Asahi Kasei Corp. (Japan)	2,200	26,397
Croda International plc (United Kingdom)	881	54,266
FUCHS PETROLUB S.E. (Germany)	296	13,702
Givaudan S.A. (Switzerland)	10	24,239
Mexichem S.A.B. de C.V. (Mexico)	16,585	43,379
Nissan Chemical Corp. (Japan)	500	23,576
Novozymes A/S - Class B (Denmark)	525	25,927
Solvay S.A. (Belgium)	730	83,152

		416,094

Containers & Packaging - 1.9%
Ball Corp.	53,470	2,395,456
DS Smith plc (United Kingdom)	11,147	55,931
Sealed Air Corp.	41,940	1,357,178

		3,808,565

Metals & Mining - 0.1%
Antofagasta plc (Chile)	8,780	87,888
First Quantum Minerals Ltd. (Zambia)	5,720	57,093
Lundin Mining Corp. (Chile)	12,750	52,397
Southern Copper Corp. (Peru)	1,450	55,593

		252,971

Total Materials		4,477,630

Real Estate - 3.5%
Equity Real Estate Investment Trusts (REITS) - 3.5%
Acadia Realty Trust	745	20,741
Agree Realty Corp.	405	23,194
Alexandria Real Estate Equities, Inc.	160	19,557
American Campus Communities, Inc.	550	21,730
American Homes 4 Rent - Class A	3,970	83,648
American Tower Corp.	6,940	1,081,322
Americold Realty Trust	755	18,686
Apartment Investment & Management Co. - Class A	1,470	63,269
Apple Hospitality REIT, Inc.	2,100	33,957
AvalonBay Communities, Inc.	930	163,104
Boston Properties, Inc.	1,020	123,175
Brandywine Realty Trust	5,285	74,307
CatchMark Timber Trust, Inc. - Class A	2,582	22,851

The accompanying notes are an integral part of the financial statements.

50

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Chesapeake Lodging Trust	1,100	$32,329
Colony Capital, Inc.	4,585	26,914
Community Healthcare Trust, Inc.	1,215	36,110
CoreCivic, Inc.	2,445	54,915
Cousins Properties, Inc.	8,630	71,715
Crown Castle International Corp.	575	62,525
CubeSmart	590	17,098
Digital Realty Trust, Inc.	1,050	108,423
EastGroup Properties, Inc.	185	17,721
Equinix, Inc.	3,670	1,389,976
Equity LifeStyle Properties, Inc.	435	41,190
Equity Residential	2,015	130,894
Essex Property Trust, Inc.	340	85,265
Extra Space Storage, Inc.	460	41,428
Federal Realty Investment Trust	170	21,088
First Industrial Realty Trust, Inc.	1,020	31,314
Getty Realty Corp.	1,290	34,611
HCP, Inc.	2,220	61,161
Healthcare Realty Trust, Inc.	1,425	39,700
Healthcare Trust of America, Inc. - Class A	1,680	44,117
Hibernia REIT plc (Ireland)	23,120	36,400
Host Hotels & Resorts, Inc.	4,345	83,033
Independence Realty Trust, Inc.	3,810	37,757
Invitation Homes, Inc.	3,477	76,077
Jernigan Capital, Inc.	2,140	41,880
Kimco Realty Corp.	1,935	31,134
Lamar Advertising Co. - Class A	375	27,495
Lexington Realty Trust	3,880	30,148
Liberty Property Trust	1,625	68,039
The Macerich Co.	295	15,228
Mid-America Apartment Communities, Inc.	690	67,420
National Retail Properties, Inc.	720	33,660
National Storage Affiliates Trust	640	17,043
Outfront Media, Inc.	1,170	20,732
Physicians Realty Trust	4,880	80,910
Plymouth Industrial REIT, Inc.	1,545	21,630
Prologis, Inc.	2,485	160,208
Public Storage	510	104,790
Realty Income Corp.	355	21,396
SBA Communications Corp.*	6,650	1,078,430
Simon Property Group, Inc.	1,245	228,482
STAG Industrial, Inc.	1,610	42,601
STORE Capital Corp.	720	20,902
Sun Communities, Inc.	860	86,404

	SHARES/ PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Sunstone Hotel Investors, Inc.	3,445	$49,849
Tier REIT, Inc.	3,130	67,827
UDR, Inc.	2,145	84,063
UMH Properties, Inc.	1,595	22,856
Unibail-Rodamco-Westfield (France)	525	95,003
Urban Edge Properties	3,520	72,125
Ventas, Inc.	680	39,467
VEREIT, Inc.	7,665	56,184
Vornado Realty Trust	1,165	79,313
Weingarten Realty Investors	1,855	52,163
Welltower, Inc.	820	54,177

		7,202,861

Real Estate Management & Development - 0.0%##
Daito Trust Construction Co. Ltd. (Japan)	200	26,368
StorageVault Canada, Inc. (Canada)	5,525	10,828

		37,196

Total Real Estate		7,240,057

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)	17,000	12,937
Engie Brasil Energia S.A. (Brazil)	1,000	10,695
Huaneng Renewables Corp. Ltd. - Class H (China)	145,670	37,492

		61,124

Multi-Utilities - 0.0%##
Engie S.A. (France)	1,105	14,682

Water Utilities - 0.0%##
Guangdong Investment Ltd. (China)	28,000	50,127

Total Utilities		125,933

TOTAL COMMON STOCKS
(Identified Cost $102,041,025)		100,431,691

CORPORATE BONDS - 11.9%

Non-Convertible Corporate Bonds - 11.9%
Communication Services - 1.6%
Diversified Telecommunication Services - 0.9%
AT&T, Inc., 4.25%, 3/1/2027	780,000	756,415
Verizon Communications, Inc., 5.50%, 3/16/2047	1,060,000	1,104,492

		1,860,907

The accompanying notes are an integral part of the financial statements.

51

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Media - 0.6%
CCO Holdings LLC - CCO Holdings Capital Corp.[2], 5.50%, 5/1/2026	65,000	$63,375
Cequel Communications Holdings I LLC - Cequel Capital Corp.[2], 7.50%, 4/1/2028	200,000	207,294
Discovery Communications LLC, 5.20%, 9/20/2047	780,000	721,412
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[2], 5.50%, 3/1/2028	200,000	185,500

		1,177,581

Wireless Telecommunication Services - 0.1%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	105,000	99,750
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	40,000	39,181
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	22,000	22,044
Sprint Communications, Inc.[2], 7.00%, 3/1/2020	22,000	22,798

		183,773

Total Communication Services		3,222,261

Consumer Discretionary - 1.5%
Auto Components - 0.0%##
Techniplas LLC[2], 10.00%, 5/1/2020	60,000	56,400

Automobiles - 0.4%
General Motors Co.[4], (3 mo. LIBOR US + 0.900%), 3.227%, 9/10/2021	770,000	768,886

Household Durables - 0.2%
Century Communities, Inc., 5.875%, 7/15/2025	110,000	99,550
LGI Homes, Inc.[2], 6.875%, 7/15/2026	75,000	71,250
Meritage Homes Corp., 5.125%, 6/6/2027	45,000	39,600
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	75,000	75,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	60,000	56,025
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	45,000	43,200
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	70,000	66,150

		450,775

Internet & Direct Marketing Retail - 0.5%
Booking Holdings, Inc., 3.60%, 6/1/2026	1,190,000	1,136,497

Multiline Retail - 0.4%
Macy’s Retail Holdings, Inc., 7.00%, 2/15/2028	360,000	380,165
Macy’s Retail Holdings, Inc., 6.90%, 4/1/2029	360,000	377,635

		757,800

Total Consumer Discretionary		3,170,358

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	40,000	38,600

Household Products - 0.0%##
First Quality Finance Co., Inc.[2], 5.00%, 7/1/2025	50,000	46,000

Total Consumer Staples		84,600

Energy - 2.3%
Energy Equipment & Services - 0.0%##
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.25%, 2/15/2025	60,000	60,150
TerraForm Power Operating, LLC[2], 5.00%, 1/31/2028	40,000	35,750

		95,900

Oil, Gas & Consumable Fuels - 2.3%
American Midstream Partners LP - American Midstream Finance Corp.[2], 9.50%, 12/15/2021	65,000	63,700
Boardwalk Pipelines LP, 5.95%, 6/1/2026	1,090,000	1,138,954
DCP Midstream Operating LP2, 5.35%, 3/15/2020	40,000	40,450
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	78,000	77,805
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	95,000	98,325
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	50,000	45,250
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	105,000	83,475
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	980,000	1,122,492

The accompanying notes are an integral part of the financial statements.

52

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	40,000	$40,868
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	1,070,000	1,135,937
SemGroup Corp., 6.375%, 3/15/2025	40,000	38,700
Seven Generations Energy Ltd. (Canada)[2] , 5.375%, 9/30/2025	49,000	45,692
Southwestern Energy Co.[5], 6.20%, 1/23/2025	56,000	54,460
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	40,000	40,250
W&T Offshore, Inc.[2], 9.75%, 11/1/2023	60,000	58,062
The Williams Companies, Inc., 3.75%, 6/15/2027	610,000	567,995

		4,652,415

Total Energy		4,748,315

Financials - 3.6%
Banks - 2.1%
Bank of America Corp., 4.00%, 1/22/2025	1,170,000	1,139,390
Citigroup, Inc., 8.125%, 7/15/2039	810,000	1,130,959
JPMorgan Chase & Co., 6.30%, 4/23/2019	1,130,000	1,148,300
Popular, Inc., 6.125%, 9/14/2023	60,000	60,708
Santander Holdings USA, Inc., 4.50%, 7/17/2025	770,000	752,941

		4,232,298

Capital Markets - 0.6%
LPL Holdings, Inc.[2], 5.75%, 9/15/2025	70,000	67,988
Morgan Stanley[4] , (3 mo. LIBOR US + 1.220%), 3.563%, 5/8/2024	1,130,000	1,141,922

		1,209,910

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019	50,000	49,937
Navient Corp., 7.25%, 9/25/2023	40,000	41,400
SLM Corp., 5.125%, 4/5/2022	65,000	64,675

		156,012

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC -
AerCap Global Aviation Trust
(Ireland), 4.45%, 10/1/2025	770,000	751,898
FS Energy & Power Fund[2], 7.50%, 8/15/2023	70,000	70,980
Oxford Finance, LLC - Oxford Finance Co.- Issuer II, Inc.[2], 6.375%, 12/15/2022	70,000	70,962

		893,840

Insurance - 0.4%
Prudential Financial, Inc.[6], (3mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	720,000	749,160

Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	45,000	45,338

Total Financials		7,286,558

Health Care - 0.1%
Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025	65,000	61,425
HCA, Inc., 5.375%, 9/1/2026	55,000	54,587
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022	55,000	52,856

Total Health Care		168,868

Industrials - 1.5%
Airlines - 0.0%##
Allegiant Travel Co., 5.50%, 7/15/2019	50,000	50,250
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	50,000	50,547

		100,797

Commercial Services & Supplies - 0.1%
The ADT Security Corp., 5.25%, 3/15/2020	40,000	40,400
Covanta Holding Corp., 6.00%, 1/1/2027	60,000	57,900
W/S Packaging Holdings, Inc.[2], 9.00%, 4/15/2023	60,000	61,200

		159,500

Construction & Engineering - 0.0%##
Tutor Perini Corp.[2], 6.875%, 5/1/2025	79,000	79,099

The accompanying notes are an integral part of the financial statements.

53

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates - 0.3%
General Electric Co.[6,7],(3mo. LIBOR US + 3.330%), 5.00%	620,000	$574,275

Machinery - 0.4%
CNH Industrial Capital LLC, 3.375%, 7/15/2019	770,000	769,307

Marine - 0.1%
Borealis Finance, LLC[2], 7.50%, 11/16/2022	200,000	196,000
Global Ship Lease, Inc. (United Kingdom)[2] , 9.875%, 11/15/2022	100,000	95,250

		291,250

Trading Companies & Distributors - 0.5%
Aircastle Ltd., 6.25%, 12/1/2019	30,000	30,831
Fortress Transportation & Infrastructure Investors, LLC[2], 6.50%, 10/1/2025	60,000	58,950
International Lease Finance Corp., 6.25%, 5/15/2019	777,000	789,393
Park Aerospace Holdings Ltd. (Ireland)[2] , 4.50%, 3/15/2023	74,000	70,402

		949,576

Transportation Infrastructure - 0.1%
Eagle Bulk Shipco, LLC, 8.25%, 11/28/2022	200,000	205,500

Total Industrials		3,129,304

Semiconductors & Semiconductor Equipment - 0.0%##
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	78,000	73,320

Materials - 0.5%
Chemicals - 0.0%##
LSB Industries, Inc.[2], 9.625%, 5/1/2023	70,000	72,625

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[2] , 6.00%, 2/15/2025	200,000	187,500

Metals & Mining - 0.4%
Corp Nacional del Cobre de Chile (Chile)[2] , 5.625%, 9/21/2035	490,000	519,336
Mountain Province Diamonds, Inc. (Canada)[2] , 8.00%, 12/15/2022	100,000	101,500
Northwest Acquisitions ULC - Dominion Finco, Inc.[2] , 7.125%, 11/1/2022	100,000	100,685

		721,521

Total Materials		981,646

Real Estate - 0.5%
Equity Real Estate Investment Trusts (REITS) - 0.5%
American Homes 4 Rent LP, 4.25%, 2/15/2028	800,000	756,188
Greystar Real Estate Partners, LLC[2] , 5.75%, 12/1/2025	75,000	72,750
GTP Acquisition Partners I LLC[2] , 2.35%, 6/15/2020	123,000	120,260
iStar, Inc., 5.25%, 9/15/2022	57,000	55,147

		1,004,345

Total Real Estate		1,004,345

Utilities - 0.3%
Gas Utilities - 0.1%
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	65,000	59,150

Independent Power and Renewable Electricity Producers - 0.2%
Atlantica Yield plc (Spain)[2] , 7.00%, 11/15/2019	204,000	210,120
Clearway Energy Operating, LLC, 5.00%, 9/15/2026	45,000	41,850
Drax Finco plc (United Kingdom)[2] , 6.625%, 11/1/2025	200,000	199,500

Total Utilities		510,620

TOTAL CORPORATE BONDS (Identified Cost $25,165,877)		24,380,195

The accompanying notes are an integral part of the financial statements.

54

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	SHARES/ PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

MUTUAL FUNDS - 0.1%
iShares MSCI Thailand ETF	1,714	$148,604
iShares U.S. Real Estate ETF	805	62,878

TOTAL MUTUAL FUNDS (Identified Cost $215,114)		211,482

U.S. TREASURY SECURITIES - 21.3%

U.S. Treasury Bonds - 6.0%
U.S. Treasury Bond, 6.25%, 5/15/2030	1,546,000	2,001,526
U.S. Treasury Bond, 4.75%, 2/15/2037	2,666,000	3,209,822
U.S. Treasury Bond, 2.50%, 2/15/2045	3,627,000	3,057,023
U.S. Treasury Bond, 3.00%, 5/15/2047	3,260,000	3,019,448
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	1,103,382	980,070

Total U.S. Treasury Bonds (Identified Cost $13,160,131)		12,267,889

U.S. Treasury Notes - 15.3%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	6,301,934	6,194,523
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	1,056,441	1,017,095
U.S. Treasury Note, 1.625%, 4/30/2019	2,100,000	2,091,058
U.S. Treasury Note, 2.00%, 7/31/2022	1,000	966
U.S. Treasury Note, 1.625%, 4/30/2023	2,185,000	2,060,643
U.S. Treasury Note, 2.125%, 7/31/2024	3,777,000	3,596,412
U.S. Treasury Note, 2.125%, 5/15/2025	4,305,000	4,064,189
U.S. Treasury Note, 1.625%, 5/15/2026	4,601,000	4,147,370
U.S. Treasury Note, 2.375%, 5/15/2027	4,211,000	3,974,625
U.S. Treasury Note, 2.75%, 2/15/2028	4,345,000	4,204,806

Total U.S. Treasury Notes (Identified Cost $31,890,890)		31,351,687

TOTAL U.S. TREASURY SECURITIES (Identified Cost $45,051,021)		43,619,576

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 2.7%
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A2 , 3.561%, 7/15/2030	457,527	$455,494
Chesapeake Funding II LLC, Series 2016-1A, Class A1[2] , 2.11%, 3/15/2028	73,987	73,779
Chesapeake Funding II LLC, Series 2017-2A, Class A1[2] , 1.99%, 5/15/2029	732,701	725,238
Chesapeake Funding II LLC, Series 2017-4A, Class A1[2] , 2.12%, 11/15/2029	463,246	457,076
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2 , 2.56%, 10/15/2025	451,000	448,628
Enterprise Fleet Financing LLC, Series 2016-2, Class A2[2] , 1.74%, 2/22/2022	69,574	69,304
Invitation Homes Trust, Series 2017-SFR2, Class A2,4 ,(1mo. LIBOR US + 0.850%), 3.14%, 12/17/2036	163,783	163,937
Invitation Homes Trust, Series 2017-SFR2, Class B2,4 ,(1mo. LIBOR US + 1.150%), 3.44%, 12/17/2036	120,000	120,790
SoFi Consumer Loan Program LLC, Series 2016-2, Class A2 , 3.09%, 10/27/2025	268,064	267,170
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A2 , 1.55%, 3/26/2040	509,350	505,304
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A2 , 1.75%, 7/25/2040	803,142	795,821
SoFi Professional Loan Program LLC, Series 2018-C, Class A1FX2 , 3.08%, 1/25/2048	673,901	671,923
South Carolina Student Loan Corp., Series 2005, Class A3[4] ,(3mo. LIBOR US + 0.140%), 2.461%, 12/1/2023	53,101	53,100
Tax Ease Funding LLC, Series 2016-1A, Class A2 , 3.131%, 6/15/2028	83,559	83,270
Tricon American Homes Trust, Series 2016-SFR1, Class A2 , 2.589%, 11/1/2033	321,617	309,697
Tricon American Homes Trust, Series 2017-SFR2, Class A2 , 2.928%, 1/1/2036	299,680	285,996

TOTAL ASSET-BACKED SECURITIES (Identified Cost $5,534,223)		5,486,527

The accompanying notes are an integral part of the financial statements.

55

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES		PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.6%
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/1/2035		889,000	$848,222
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,8] , 2.50%, 5/1/2043		221,106	203,860
Credit Suisse Mortgage Capital Trust, Series 2014-IVR3, Class A1[2,8] , 3.50%, 7/1/2044		403,886	391,296
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/1/2047		304,850	300,811
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[8], 1.452%, 12/1/2021		5,937,099	198,002
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class A2, 1.72%, 1/1/2019 .		7,675	7,661
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/1/2044		384,992	390,354
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/1/2044		398,941	410,488
FREMF Mortgage Trust, Series 2013-K712, Class B2,8, 3.358%, 5/1/2045		283,000	282,535
FREMF Mortgage Trust, Series 2013-K713, Class B2,8, 3.263%, 4/1/2046		500,000	497,917
FREMF Mortgage Trust, Series 2014-K41, Class B2,[8], 3.832%, 11/1/2047		485,000	474,967
FREMF Mortgage Trust, Series 2014-K503, Class B2,8, 3.139%, 10/1/2047		500,000	498,320
FREMF Mortgage Trust, Series 2014-K715, Class B2,8, 3.978%, 2/1/2046		471,000	474,552
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,8], 3.495%, 12/1/2034		565,000	563,251
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/1/2056		489,382	448,330
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,8], 3.50%, 5/1/2043		123,594	119,272
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,8], 3.00%, 6/1/2029		201,717	197,596
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[2,8], 3.50%, 8/1/2047		403,576	395,363
JP Morgan Mortgage Trust, Series 2017-6, Class A3[2,8], 3.50%, 12/1/2048		367,382	352,715
JP Morgan Mortgage Trust, Series 2017-6, Class A5[2,8], 3.50%, 12/1/2048		493,937	483,576
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,8] , 3.75%, 11/1/2054		145,910	145,152
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,8] , 3.75%, 8/1/2055		221,038	219,670
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,8] , 3.75%, 11/1/2056		224,127	222,441
Sequoia Mortgage Trust, Series 2013-2, Class A8 , 1.874%, 2/1/2043		153,742	133,954
Sequoia Mortgage Trust, Series 2013-8, Class A1[8] , 3.00%, 6/1/2043		173,531	162,597
Starwood Retail Property Trust, Series 2014-STAR, Class A2,4 ,(1 mo. LIBOR US + 1.220%), 3.50%, 11/15/2027		368,239	368,289
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,8] , 2.50%, 10/1/2056		390,958	379,560
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,8] , 3.50%, 1/1/2045		169,295	164,832
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,8] , 3.50%, 3/1/2045		143,482	143,108

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $9,677,677)			9,478,691

FOREIGN GOVERNMENT BONDS - 1.3%
Canada Housing Trust No. 1 (Canada)[2] , 4.10%, 12/15/2018	CAD	86,000	65,491
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	102,000	78,378
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		500,000	491,770
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		900,000	886,964
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	2,087,000	101,776
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	888,000	41,551

The accompanying notes are an integral part of the financial statements.

56

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES		PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	1,443,000	$66,320
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	278,000	12,475
Province of Ontario (Canada), 1.25%, 6/17/2019		223,000	220,882
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	188,000	136,130
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		621,000	612,437

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $2,775,177)			2,714,174

U.S. GOVERNMENT AGENCIES - 6.9%

Mortgage-Backed Securities - 6.9%

Fannie Mae, Pool #888468, 5.50%, 9/1/2021		37,404	38,043
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		45,433	46,211
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		268,359	276,153
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038		215,798	235,432
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039		135,184	144,646
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039		175,644	181,890
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040		107,162	116,597
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041		293,138	295,362
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041		452,919	468,415
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043		246,902	248,770
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044		1,065,400	1,041,560
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044		268,061	277,120
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046		631,482	617,348
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046		327,281	309,968
Fannie Mae, Pool #BE3812, 4.00%, 12/1/2046		347,055	347,302
Fannie Mae, Pool #MA3148, 3.50%, 10/1/2047		602,194	586,593
Fannie Mae, Pool #BJ1323, 3.50%, 11/1/2047		1,003,083	977,823
Fannie Mae, Pool #MA3184, 4.50%, 11/1/2047		369,136	378,293
Fannie Mae, Pool #CA1720, 5.00%, 5/1/2048		582,514	608,669
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048		571,886	597,508
Fannie Mae, Pool #BM4322, 4.00%, 7/1/2048		1,010,167	1,011,954
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048		591,386	606,264
Fannie Mae, Pool #BK9366, 4.50%, 8/1/2048		249,370	255,564
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048		451,995	472,223
Fannie Mae, Pool #MA3527, 5.00%, 11/1/2048		1,004,000	1,048,880
Fannie Mae, Pool #AL8674, 5.654%, 1/1/2049		520,587	554,322
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034		162,342	167,182
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034		150,120	155,635
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034		175,107	180,286
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038		204,038	217,893
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038		187,242	200,233
Freddie Mac, Pool #Q33778, 4.00%, 6/1/2045		248,615	249,278
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047		407,635	419,305
Freddie Mac, Pool #Q55506, 4.50%, 4/1/2048		774,608	793,769

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $14,476,549)			14,126,491

The accompanying notes are an integral part of the financial statements.

57

Investment Portfolio - October 31, 2018

BLENDED ASSET EXTENDED SERIES	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 0.2%
Dreyfus Government Cash Management, Institutional Shares[9], 2.05%,
(Identified Cost $460,479)	460,479	$460,479

TOTAL INVESTMENTS IN SECURITIES - 98.1%
(Identified Cost $205,397,142)		200,909,306

		VALUE (NOTE 2)

TOTAL OPTIONS WRITTEN - (0.1)% (Premiums Received $74,300)		$(108,563)

TOTAL INVESTMENTS - 98.0%		200,800,743
OTHER ASSETS, LESS LIABILITIES -2.0%		4,005,623

NET ASSETS - 100%		$204,806,366

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT[3] (000)	VALUE
Call
Booking Holdings, Inc.	2	11/09/18	$1,960.00	375	$(8,000)
Qorvo, Inc.	65	11/16/18	77.50	478	(13,975)
Alphabet, Inc. - Class C	6	11/23/18	1,110.00	646	(13,200)

					(35,175)

Put
lululemon athletica, Inc.	35	11/09/18	149.00	492	(28,525)
Mastercard, Inc. - Class A	35	11/09/18	197.50	692	(13,650)
Medtronic plc	77	11/16/18	90.00	692	(11,165)
Microsoft Corp.	68	11/16/18	100.00	726	(6,188)
Qorvo, Inc.	99	11/16/18	67.50	728	(13,860)

					(73,388)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN					$(108,563)

*Non-income producing security.

## Less than 0.1%.

1A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2018, the total value of such securities was $3,894,133.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $16,760,678, or 8.2% of the Series’ net assets as of October 31, 2018 (see Note 2 to the financial statements).

3Amount is stated in USD unless otherwise noted.

4Floating rate security. Rate shown is the rate in effect as of October 31, 2018.

5Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

6Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018.

7Security is perpetual in nature and has no stated maturity date.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2018.

9Rate shown is the current yield as of October 31, 2018.

The accompanying notes are an integral part of the financial statements.

58

Investment Portfolio - October 31, 2018

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

59

Statement of Assets and Liabilities - Blended Asset Extended Series

October 31, 2018

ASSETS:

Investments in securities, at value (identified cost $205,397,142) (Note 2)	$200,909,306
Foreign currency, at value (identified cost $4,952)	4,946
Interest receivable	754,211
Receivable for securities sold	6,134,466
Receivable for fund shares sold	247,372
Foreign tax reclaims receivable	24,898
Dividends receivable	46,299
Prepaid and other expenses	168

TOTAL ASSETS	208,121,666

LIABILITIES:

Accrued management fees (Note 3)	55,651
Accrued fund accounting and administration fees (Note 3)	29,367
Accrued Chief Compliance Officer service fees (Note 3)	401
Options written, at value (premiums received $74,300) (Note 2)	108,563
Payable for securities purchased	3,039,342
Payable for fund shares repurchased	17,378
Other payables and accrued expenses	64,598

TOTAL LIABILITIES	3,315,300

TOTAL NET ASSETS	$204,806,366

NET ASSETS CONSIST OF:

Capital stock	$202,295
Additional paid-in-capital	208,002,017
Total distributable earnings (loss)	(3,397,946)

TOTAL NET ASSETS	$204,806,366

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($204,806,366/ 20,229,522 shares)	$10.12

The accompanying notes are an integral part of the financial statements.

60

Statement of Operations - Blended Asset Extended Series

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Interest	$2,950,550
Dividends (net of foreign taxes withheld, $73,579)	1,261,891

Total Investment Income	4,212,441

EXPENSES:

Management fees (Note 3)	1,010,540
Fund accounting and administration fees (Note 3)	92,140
Directors’ fees (Note 3)	15,733
Chief Compliance Officer service fees (Note 3)	4,394
Custodian fees	42,121
Miscellaneous	83,844

Total Expenses	1,248,772
Less reduction of expenses (Note 3)	(137,179)

Net Expenses	1,111,593

NET INVESTMENT INCOME	3,100,848

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	(707,017)
Options written	312,756
Foreign currency and translation of other assets and liabilities	(10,593)

(404,854)

Net change in unrealized appreciation (depreciation) on-
Investments	(3,979,301)
Options written	(34,263)
Foreign currency and translation of other assets and liabilities	(1,085)

(4,014,649)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(4,419,503)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,318,655)

The accompanying notes are an integral part of the financial statements.

61

Statements of Changes in Net Assets - Blended Asset Extended Series

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/13/17[1] TO 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,100,848	$61,190
Net realized loss on investments and foreign currency	(404,854)	(24,640)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(4,014,649)	(508,702)

Net decrease from operations	(1,318,655)	(472,152)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class R6	(1,607,139)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	1,552,694	206,651,618

Net decrease in net assets	(1,373,100)	206,179,466

NET ASSETS:

Beginning of period	206,179,466	—

End of period	$204,806,366	$206,179,466

1  Commencement of operations.

The accompanying notes are an integral part of the financial statements.

62

Financial Highlights - Blended Asset Extended Series - Class R6

	FOR THE YEAR ENDED	FOR THE PERIOD
	10/31/18	10/13/17[1] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.31	$10.33

Income (loss) from investment operations:
Net investment income (loss)[2]	0.16	0.00 [3]
Net realized and unrealized loss on investments	(0.27)	(0.02)

Total from investment operations	(0.11)	(0.02)

Less distributions to shareholders:
From net investment income	(0.08)	—

Net asset value - End of period	$10.12	$10.31

Net assets - End of period (000’s omitted)	$204,806	$206,179

Total return[4]	(1.06%)	(0.19%)
Ratios (to average net assets)/Supplemental Data:
Expenses	0.55%	0.55%[5]
Net investment income	1.53%	0.61%[5]
Series portfolio turnover	99%	4%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.07%	0.54%[5]

1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 Less than $0.01.

4 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

5 Annualized.

The accompanying notes are an integral part of the financial statements.

63

Performance Update as of October 31, 2018 - Blended Asset Maximum Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2018
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Blended Maximum Series - Class R6[3]	2.77%	2.72%
Russell 3000® Index[4]	6.60%	7.09%
65/20/15 Blended Index[5]	2.28%	2.59%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R6 from its inception2 (October 13, 2017) to present (October 31, 2018) to the Russell 3000® Index and the 65/20/15 Blended Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Indices are calculated from October 13, 2017, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.55% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.65% for Class R6 for the year ended October 31, 2018.

4 The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5 The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

64

Shareholder Expense Example - Blended Asset Maximum Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD* 5/1/18-10/31/18
Actual	$1,000.00	$992.90	$2.76
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.43	$2.80

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

65

Portfolio Composition - Blended Asset Maximum Series

As of October 31, 2018 (unaudited)

Sector Allocation[4]
Health Care	15.1%
Consumer Staples	13.2%
Information Technology	12.0%
Consumer Discretionary	11.6%
Financials	8.5%
Communication Services	7.5%
Materials	6.6%
Industrials	5.1%
Real Estate	4.1%
Energy	3.8%
Utilities	0.1%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Booking Holdings, Inc.	1.8%
Incyte Corp.	1.8%
Mastercard, Inc. - Class A	1.8%
Qorvo, Inc.	1.8%
Medtronic plc	1.7%
lululemon athletica, Inc.	1.6%
The Coca-Cola Co.	1.6%
Visa, Inc. - Class A	1.6%
Novartis AG - ADR (Switzerland)	1.6%
Tencent Holdings Ltd. - Class H (China)	1.4%

5As a percentage of total investments.

66

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 83.7%

Communication Services - 6.9%
Diversified Telecommunication Services - 1.3%
Orange S.A. (France)	795	$12,409
Telefonica Brasil S.A. (Brazil)	900	10,421
Zayo Group Holdings, Inc.*	61,100	1,825,668

		1,848,498

Entertainment - 1.0%
Electronic Arts, Inc.*	14,525	1,321,484
NetEase, Inc. - ADR (China)	175	36,374
Nexon Co. Ltd. (Japan)*	2,774	31,644
Toho Co. Ltd. -Tokyo (Japan)	500	16,313
Vivendi S.A. (France)	410	9,888

		1,415,703

Interactive Media & Services - 3.1%
Alphabet, Inc. - Class A*	1,085	1,183,279
Alphabet, Inc. - Class C*	1,140	1,227,518
Tencent Holdings Ltd. - Class H (China)	58,359	1,999,336

		4,410,133

Media - 1.4%
Hakuhodo DY Holdings, Inc. (Japan)	1,100	18,346
Quebecor, Inc. - Class B (Canada)	49,165	964,291
Shaw Communications, Inc. - Class B (Canada)	52,050	969,080

		1,951,717

Wireless Telecommunication Services - 0.1%
KDDI Corp. (Japan)	1,400	33,880
NTT DOCOMO, Inc. (Japan)	1,400	34,718

		68,598

Total Communication Services		9,694,649

Consumer Discretionary - 11.0%
Auto Components - 0.0%##
Nemak S.A.B. de C.V. (Mexico)[1]	36,500	26,360
NGK Spark Plug Co. Ltd. (Japan)	900	18,212

		44,572

Automobiles - 0.1%
Geely Automobile Holdings Ltd. (China)	15,000	28,905
Isuzu Motors Ltd. (Japan)	1,400	18,355
Peugeot S.A. (France)	215	5,111
Renault S.A. (France)	105	7,841
Suzuki Motor Corp. (Japan)	800	39,893

		100,105

Diversified Consumer Services - 0.1%
China Maple Leaf Educational Systems Ltd. (China)	44,000	19,096
China Yuhua Education Corp. Ltd. (China)[1]	68,000	27,419
Fu Shou Yuan International Group Ltd. (China)	56,000	43,037
New Oriental Education & Technology Group, Inc. - ADR (China)*	690	40,372
TAL Education Group - ADR (China)*	500	14,490
Wisdom Education International Holdings Co. Ltd. (China)	42,000	18,901

		163,315

Hotels, Restaurants & Leisure - 0.0%##
Accor S.A. (France)	865	39,524
Basic-Fit N.V. (Netherlands)*[1]	895	25,768

		65,292

Household Durables - 0.0%##
Sekisui Chemical Co. Ltd. (Japan)	1,200	18,871
Techtronic Industries Co. Ltd. (Hong Kong)	4,000	18,835

		37,706

Internet & Direct Marketing Retail - 4.2%
Alibaba Group Holding Ltd. - ADR (China)*	13,695	1,948,524
Amazon.com, Inc.*	865	1,382,279
Booking Holdings, Inc.*	1,360	2,549,429
Despegar.com Corp. (Argentina)*	700	11,249

		5,891,481

Leisure Products - 0.1%
Bandai Namco Holdings, Inc. (Japan)	1,100	39,132
Yamaha Corp. (Japan)	900	39,550

		78,682

Multiline Retail - 0.0%##
El Puerto de Liverpool SAB de C.V. (Mexico)	2,315	14,702
Lojas Americanas S.A. (Brazil)	1,600	8,001
Lojas Renner S.A. (Brazil)	1,060	10,732
Magazine Luiza S.A. (Brazil)	200	9,051
Next plc (United Kingdom)	270	17,937

		60,423

Specialty Retail - 4.2%
AutoZone, Inc.*	2,525	1,852,012

The accompanying notes are an integral part of the financial statements.

67

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
Dick’s Sporting Goods, Inc	37,010	$1,309,044
Industria de Diseno Textil S.A. (Spain)	31,870	898,242
Nitori Holdings Co. Ltd. (Japan)	100	13,057
O’Reilly Automotive, Inc.*	2,790	894,892
Ulta Beauty, Inc.*	3,410	936,113
USS Co. Ltd. (Japan)	1,000	18,032

		5,921,392

Textiles, Apparel & Luxury Goods - 2.3%
ANTA Sports Products Ltd. (China)	7,000	28,900
Burberry Group plc (United Kingdom)	810	18,743
Hermes International (France)	30	17,127
Kering S.A. (France)	35	15,557
lululemon athletica, Inc.*	16,255	2,287,566
LVMH Moet Hennessy Louis Vuitton SE (France)	115	34,891
Moncler S.p.A (Italy)	520	18,058
NIKE, Inc. - Class B	11,145	836,321

		3,257,163

Total Consumer Discretionary		15,620,131

Consumer Staples - 13.2%
Beverages - 5.3%
Ambev S.A. - ADR (Brazil)	300,825	1,302,572
Ambev S.A. (Brazil)	6,000	26,183
Anheuser-Busch InBev S.A./N.V. (Belgium)	18,025	1,333,146
The Coca-Cola Co.	46,570	2,229,772
Diageo plc (United Kingdom)	30,880	1,067,569
Fomento Economico Mexicano SAB de C.V. (Mexico)	1,900	16,184
PepsiCo, Inc.	12,330	1,385,645
Pernod Ricard S.A. (France)	100	15,249
Treasury Wine Estates Ltd. (Australia)	5,595	60,222

		7,436,542

Food & Staples Retailing - 0.1%
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	1,900	7,745
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	700	25,308
Tsuruha Holdings, Inc. (Japan)	200	20,874
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	12,250	31,323
Wesfarmers Ltd. (Australia)	555	18,380

		103,630

Food Products - 3.3%
Barry Callebaut AG (Switzerland)	15	29,319
Campbell Soup Co	29,820	1,115,566
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	5	34,471
Danone S.A. (France)	1,045	74,000
Grupo Bimbo S.A.B. de C.V. - Series A(Mexico)	6,555	12,256
Kerry Group plc - Class A (Ireland)	475	48,609
Kikkoman Corp. (Japan)	600	32,872
Mondelez International, Inc. - Class A	42,260	1,774,075
Nestle S.A. (Switzerland)	17,760	1,499,354

		4,620,522

Household Products - 0.6%
Colgate-Palmolive Co	14,225	847,099
Henkel AG & Co. KGaA (Germany)	175	17,143
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	17,200	24,784
Lion Corp. (Japan)	1,400	26,321

		915,347

Personal Products - 2.1%
Beiersdorf AG (Germany)	12,115	1,252,652
Kao Corp. (Japan)	300	19,957
Kobayashi Pharmaceutical Co. Ltd. (Japan)	300	19,567
L’Oreal S.A. (France)	170	38,302
Unilever plc - ADR (United Kingdom)	32,230	1,707,545

		3,038,023

Tobacco - 1.8%
Altria Group, Inc	16,740	1,088,770
British American Tobacco plc - ADR (United Kingdom)	1,060	46,004
KT&G Corp. (South Korea)	195	17,388
Philip Morris International, Inc.	15,385	1,354,957
Swedish Match AB (Sweden)	355	18,083

		2,525,202

Total Consumer Staples		18,639,266

Energy - 3.0%
Energy Equipment & Services - 2.6%
Core Laboratories N.V	300	25,572

The accompanying notes are an integral part of the financial statements.

68

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Diamond Offshore Drilling, Inc.*	31,190	$442,274
Ensco plc - Class A	110,330	787,756
Schlumberger Ltd	33,175	1,702,209
Transocean Ltd.*	62,220	685,042

		3,642,853

Oil, Gas & Consumable Fuels - 0.4%
Cameco Corp. (Canada)	2,365	25,354
Canadian Natural Resources Ltd. (Canada)	1,385	38,001
China Petroleum & Chemical Corp. - Class H (China)	46,000	37,471
Eni S.p.A. (Italy)	2,230	39,604
Galp Energia SGPS S.A. (Portugal)	4,480	77,899
Repsol S.A. (Spain)	3,735	66,740
Royal Dutch Shell plc - Class B - ADR (Netherlands)	1,220	80,166
SK Innovation Co. Ltd. (South Korea)	150	28,150
Suncor Energy, Inc. (Canada)	1,080	36,228
TOTAL S.A. (France)	1,115	65,423
Vermilion Energy, Inc. (Canada)	1,440	38,186
Woodside Petroleum Ltd. (Australia)	1,620	39,885

		573,107

Total Energy		4,215,960

Financials - 7.5%
Banks - 2.2%
Banco Bradesco S.A. (Brazil)	2,800	25,656
Banco Comercial Portugues S.A. (Portugal)*	103,325	27,793
Banco do Brasil S.A. (Brazil)	1,100	12,606
Banco Santander Brasil S.A. (Brazil)	1,100	12,473
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	540	21,757
Bankia S.A. (Spain)	210,650	661,660
Bankinter S.A. (Spain)	4,465	36,582
BNP Paribas S.A. (France)	530	27,620
CaixaBank S.A. (Spain)	254,875	1,031,400
Credit Agricole S.A. (France)	605	7,748
Erste Group Bank AG (Austria)	645	26,256
FinecoBank Banca Fineco S.p.A. (Italy)	96,640	1,010,040
Itau Unibanco Holding S.A. (Brazil)	1,900	25,088
Itausa - Investimentos Itau S.A. (Brazil)	4,300	12,941
Jyske Bank A/S (Denmark)	580	23,682
KBC Group N.V. (Belgium)	375	25,843
Societe Generale S.A. (France)	350	12,830
Sydbank A/S (Denmark)	850	19,633

		3,021,608

Capital Markets - 4.3%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	1,900	13,626
BlackRock, Inc.	4,800	1,974,816
Cboe Global Markets, Inc.	3,155	356,042
The Charles Schwab Corp.	27,205	1,257,959
CME Group, Inc.	1,795	328,916
E*TRADE Financial Corp.	14,750	728,945
Intercontinental Exchange, Inc.	4,020	309,701
Japan Exchange Group, Inc. (Japan)	1,500	26,866
Julius Baer Group Ltd. (Switzerland)	23,825	1,086,534

		6,083,405

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc. - Class B*	6,945	1,425,671

Insurance - 0.0%##
Admiral Group plc (United Kingdom)	720	18,508
AXA S.A. (France)	930	23,275
BB Seguridade Participacoes S.A. (Brazil)	1,300	9,302

		51,085

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)	705	26,227

Total Financials		10,607,996

Health Care - 15.0%
Biotechnology - 4.5%
BioMarin Pharmaceutical, Inc.*	16,580	1,528,178
Incyte Corp.*	39,295	2,547,102
Regeneron Pharmaceuticals, Inc.*	2,420	820,961
Seattle Genetics, Inc.*	15,260	856,544
Vertex Pharmaceuticals, Inc.*	3,660	620,224

		6,373,009

Health Care Equipment & Supplies - 2.9%
Coloplast A/S - Class B (Denmark)	365	34,059
EssilorLuxottica (France)	255	34,827
Hoya Corp. (Japan)	300	16,973
Intuitive Surgical, Inc.*	2,765	1,441,063
Medtronic plc	27,385	2,459,721

The accompanying notes are an integral part of the financial statements.

69

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	27,510	$24,642
Smith & Nephew plc (United Kingdom)	1,105	17,962
Sonova Holding AG (Switzerland)	110	17,939
Terumo Corp. (Japan)	700	37,787
William Demant Holding A/S (Denmark)*	550	18,079

		4,103,052

Health Care Providers & Services - 0.7%
DaVita, Inc.*	15,690	1,056,565

Life Sciences Tools & Services - 1.3%
QIAGEN N.V.*	26,785	972,296
QIAGEN N.V.*	885	32,124
Tecan Group AG (Switzerland)	55	12,407
Thermo Fisher Scientific, Inc.	3,295	769,877

		1,786,704

Pharmaceuticals - 5.6%
Astellas Pharma, Inc. (Japan)	1,300	20,085
Bristol-Myers Squibb Co.	11,985	605,722
Chugai Pharmaceutical Co. Ltd. (Japan)	600	35,128
Johnson & Johnson	12,825	1,795,372
Merck & Co., Inc.	8,915	656,233
Merck KGaA (Germany)	6,705	717,453
Mylan N.V.*	15,400	481,250
Novartis AG - ADR (Switzerland)	25,270	2,210,114
Novartis AG (Switzerland)	750	65,679
Novo Nordisk A/S - Class B (Denmark)	415	17,922
Perrigo Co. plc	18,065	1,269,970
Sanofi (France)	460	41,106

		7,916,034

Total Health Care		21,235,364

Industrials - 4.7%
Aerospace & Defense - 0.1%
Airbus S.E. (France)	245	27,076
BAE Systems plc (United Kingdom)	6,075	40,735
MTU Aero Engines AG (Germany)	85	18,048
Safran S.A. (France)	140	18,092
Thales S.A. (France)	40	5,109

		109,060

Air Freight & Logistics - 1.0%
FedEx Corp	6,635	1,461,956

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	280	23,184

Building Products - 0.0%##
Cie de Saint-Gobain (France)	210	7,911
TOTO Ltd. (Japan)	500	17,888

		25,799

Commercial Services & Supplies - 1.0%
Advanced Disposal Services, Inc.*	49,260	1,334,453
China Everbright International Ltd. (China)	3,000	2,400
Secom Co. Ltd. (Japan)	200	16,374

		1,353,227

Construction & Engineering - 0.9%
FLSmidth & Co. A/S (Denmark)	105	5,509
Vinci S.A. (France)	13,900	1,237,085

		1,242,594

Electrical Equipment - 0.0%##
Schneider Electric SE (France)	245	17,716

Industrial Conglomerates - 0.0%##
Siemens AG (Germany)	450	51,726

Machinery - 0.3%
Epiroc AB - Class A (Sweden)*	3,650	32,052
FANUC Corp. (Japan)	200	34,793
Hoshizaki Corp. (Japan)	400	32,288
Hyundai Heavy Industries Co. Ltd. (South Korea)*	255	28,051
Hyundai Mipo Dockyard Co. Ltd. (South Korea)*	330	27,370
Jungheinrich AG (Germany)	790	26,174
KION Group AG (Germany)	690	40,321
Kone OYJ - Class B (Finland)	355	17,279
Makita Corp. (Japan)	400	13,829
Metso OYJ (Finland)	1,010	31,887
MISUMI Group, Inc. (Japan)	900	18,037
Samsung Heavy Industries Co. Ltd. (South Korea)*	2,215	13,590
Schindler Holding AG (Switzerland)	175	36,901
WEG S.A. (Brazil)	1,600	7,743
The Weir Group plc (United Kingdom)	3,545	71,739

		432,054

Professional Services - 0.6%
Equifax, Inc.	7,145	724,789
Experian plc (United Kingdom)	750	17,249

The accompanying notes are an integral part of the financial statements.

70

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Professional Services (continued)
Recruit Holdings Co. Ltd. (Japan)	1,500	$40,259
Teleperformance (France)	105	17,293
Wolters Kluwer N.V. (Netherlands)	300	17,020

		816,610

Road & Rail - 0.7%
Canadian National Railway Co. (Canada)	225	19,235
Genesee & Wyoming, Inc. - Class A*	12,350	978,490

		997,725

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)	1,075	26,539
Brenntag AG (Germany)	420	21,934
Kanamoto Co. Ltd. (Japan)	800	26,733

		75,206

Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	3,200	16,760
Grupo Aeroportuario del Pacifico
S.A.B. de C.V. - ADR (Mexico)	180	14,918

		31,678

Total Industrials		6,638,535

Information Technology - 11.9%
Electronic Equipment, Instruments & Components - 1.0%
Cognex Corp.	15,085	646,241
Halma plc (United Kingdom)	1,570	26,644
Hexagon A.B. - Class B (Sweden)	800	39,155
Keyence Corp. (Japan)	1,570	766,976
Yokogawa Electric Corp. (Japan)	900	17,671

		1,496,687

IT Services - 4.9%
Amadeus IT Group S.A. (Spain)	230	18,521
Amdocs Ltd.	20,750	1,312,853
Capgemini SE (France)	65	7,937
InterXion Holding N.V. (Netherlands)*	11,505	677,299
Mastercard, Inc. - Class A	12,880	2,545,990
Nomura Research Institute Ltd. (Japan)	800	35,467
Obic Co. Ltd. (Japan)	500	45,520
Otsuka Corp. (Japan)	600	19,901
Visa, Inc. - Class A	16,100	2,219,385

		6,882,873

Semiconductors & Semiconductor Equipment - 2.3%
Qorvo, Inc.*	34,090	2,505,956
Skyworks Solutions, Inc.	9,095	789,082

		3,295,038

Software - 3.7%
Adobe, Inc.*	4,845	1,190,706
Check Point Software Technologies Ltd. (Israel)*	335	37,185
Dassault Systemes S.E. (France)	60	7,511
Microsoft Corp	17,710	1,891,605
Oracle Corp. (Japan)	300	20,307
SAP SE (Germany)	170	18,202
ServiceNow, Inc.*	10,900	1,973,336
Trend Micro, Inc. (Japan)	600	34,539

		5,173,391

Total Information Technology		16,847,989

Materials - 6.4%
Chemicals - 2.7%
Air Liquide S.A. (France)	180	21,759
Akzo Nobel N.V. (Netherlands)	15,745	1,322,022
Asahi Kasei Corp. (Japan)	1,600	19,198
Axalta Coating Systems Ltd.*	29,295	723,001
CF Industries Holdings, Inc.	20,595	989,178
Croda International plc (United Kingdom)	634	39,052
FUCHS PETROLUB S.E. (Germany)	169	7,823
Givaudan S.A. (Switzerland)	5	12,120
Mexichem S.A.B. de C.V. (Mexico)	12,140	31,753
Nissan Chemical Corp. (Japan)	400	18,861
Novozymes A/S - Class B (Denmark)	375	18,519
Olin Corp.	31,165	629,533
Solvay S.A. (Belgium)	540	61,510

		3,894,329

Containers & Packaging - 2.1%
Ball Corp.	26,700	1,196,159
Crown Holdings, Inc.*	11,285	477,243
DS Smith plc (United Kingdom)	8,021	40,245
Sealed Air Corp.	37,415	1,210,749

		2,924,396

Metals & Mining - 1.6%
Antofagasta plc (Chile)	38,845	388,839
First Quantum Minerals Ltd. (Zambia)	4,085	40,774
Freeport-McMoRan, Inc.	52,190	608,014

The accompanying notes are an integral part of the financial statements.

71

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining (continued)
Lundin Mining Corp. (Chile)	90,855	$373,372
Southern Copper Corp. (Peru)	21,180	812,041

		2,223,040

Total Materials		9,041,765

Real Estate - 4.0%
Equity Real Estate Investment Trusts (REITS) - 4.0%
Acadia Realty Trust	285	7,933
Agree Realty Corp.	150	8,590
Alexandria Real Estate Equities, Inc.	60	7,334
American Campus Communities, Inc.	210	8,297
American Homes 4 Rent - Class A	1,455	30,657
American Tower Corp.	10,745	1,674,178
Americold Realty Trust	275	6,806
Apartment Investment & Management Co. - Class A	550	23,672
Apple Hospitality REIT, Inc.	765	12,370
AvalonBay Communities, Inc.	340	59,629
Boston Properties, Inc.	375	45,285
Brandywine Realty Trust	1,945	27,347
CatchMark Timber Trust, Inc. - Class A	946	8,372
Chesapeake Lodging Trust	400	11,756
Colony Capital, Inc.	1,675	9,832
Community Healthcare Trust, Inc.	460	13,671
CoreCivic, Inc.	915	20,551
Cousins Properties, Inc.	3,320	27,589
Crown Castle International Corp.	210	22,835
CubeSmart	225	6,521
Digital Realty Trust, Inc.	395	40,788
EastGroup Properties, Inc.	65	6,226
Equinix, Inc.	2,465	933,594
Equity LifeStyle Properties, Inc.	155	14,677
Equity Residential	765	49,694
Essex Property Trust, Inc.	130	32,601
Extra Space Storage, Inc.	170	15,310
Federal Realty Investment Trust	65	8,063
First Industrial Realty Trust, Inc.	385	11,820
Getty Realty Corp.	470	12,610
HCP, Inc.	840	23,142
Healthcare Realty Trust, Inc.	545	15,184
Healthcare Trust of America, Inc. - Class A	610	16,019
Hibernia REIT plc (Ireland)	8,480	13,351
Host Hotels & Resorts, Inc.	1,590	30,385
Independence Realty Trust, Inc.	1,445	14,320
Invitation Homes, Inc.	1,274	27,875
Jernigan Capital, Inc.	815	15,950
Kimco Realty Corp.	710	11,424
Lamar Advertising Co. - Class A	130	9,532
Lexington Realty Trust	1,460	11,344
Liberty Property Trust	580	24,285
The Macerich Co.	115	5,936
Mid-America Apartment Communities, Inc.	260	25,405
National Retail Properties, Inc.	260	12,155
National Storage Affiliates Trust	245	6,524
Outfront Media, Inc.	430	7,620
Physicians Realty Trust	1,880	31,170
Plymouth Industrial REIT, Inc.	565	7,910
Prologis, Inc.	910	58,668
Public Storage	185	38,012
Realty Income Corp.	135	8,136
SBA Communications Corp.*	10,190	1,652,512
Simon Property Group, Inc.	445	81,666
STAG Industrial, Inc.	580	15,347
STORE Capital Corp.	275	7,983
Sun Communities, Inc.	310	31,146
Sunstone Hotel Investors, Inc.	1,265	18,305
Tier REIT, Inc.	1,170	25,354
UDR, Inc.	805	31,548
UMH Properties, Inc.	585	8,383
Unibail-Rodamco-Westfield (France)	270	48,859
Urban Edge Properties	1,290	26,432
Ventas, Inc.	245	14,220
VEREIT, Inc.	2,905	21,294
Vornado Realty Trust	420	28,594
Weingarten Realty Investors	705	19,825
Welltower, Inc.	295	19,491

		5,623,914

Real Estate Management & Development - 0.0%##
Daito Trust Construction Co. Ltd. (Japan)	100	13,184
StorageVault Canada, Inc. (Canada).	2,045	4,008

		17,192

Total Real Estate		5,641,106

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)	12,000	9,132
Engie Brasil Energia S.A. (Brazil)	700	7,486

The accompanying notes are an integral part of the financial statements.

72

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
Huaneng Renewables Corp. Ltd. - Class H (China)	95,522	$24,585

		41,203

Multi-Utilities - 0.0%##
Engie S.A. (France)	795	10,564

Water Utilities - 0.0%##
Guangdong Investment Ltd. (China)	20,000	35,806

Total Utilities		87,573

TOTAL COMMON STOCKS
(Identified Cost $119,313,294)		118,270,334

CORPORATE BONDS - 3.7%

Non-Convertible Corporate Bonds - 3.7%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.3%
AT&T, Inc., 4.25%, 3/1/2027	140,000	135,766
Verizon Communications, Inc., 5.50%, 3/16/2047	200,000	208,395

		344,161

Media - 0.2%
CCO Holdings LLC - CCO Holdings Capital Corp.[1], 5.50%, 5/1/2026	25,000	24,375
Discovery Communications LLC, 5.20%, 9/20/2047	140,000	129,484
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[1], 5.50%, 3/1/2028	200,000	185,500

		339,359

Wireless Telecommunication Services - 0.1%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	45,000	42,750
Inmarsat Finance plc (United Kingdom)[1], 4.875%, 5/15/2022	102,000	99,911
Sprint Communications, Inc.[1], 9.00%, 11/15/2018	8,000	8,016
Sprint Communications, Inc.[1], 7.00%, 3/1/2020	8,000	8,290

		158,967

Total Communication Services		842,487

Consumer Discretionary - 0.5%
Auto Components - 0.0%##
Techniplas LLC[1] , 10.00%, 5/1/2020	20,000	18,800

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Consumer Discretionary (continued)
Automobiles - 0.1%
General Motors Co.[3], (3 mo. LIBOR US + 0.900%), 3.227%, 9/10/2021	140,000	$139,798

Household Durables - 0.2%
Century Communities, Inc., 5.875%, 7/15/2025	106,000	95,930
LGI Homes, Inc.[1], 6.875%, 7/15/2026	25,000	23,750
Meritage Homes Corp., 5.125%, 6/6/2027	20,000	17,600
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	30,000	30,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	25,000	23,344
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	15,000	14,400
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	26,000	24,570

		229,594

Internet & Direct Marketing Retail - 0.1%
Booking Holdings, Inc., 3.60%, 6/1/2026	220,000	210,109

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc., 7.00%, 2/15/2028	70,000	73,921
Macy’s Retail Holdings, Inc., 6.90%, 4/1/2029	70,000	73,429

		147,350

Total Consumer Discretionary		745,651

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
C&S Group Enterprises LLC[1], 5.375%, 7/15/2022	20,000	19,300

Household Products - 0.0%##
First Quality Finance Co., Inc.[1], 5.00%, 7/1/2025	15,000	13,800

Total Consumer Staples		33,100

Energy - 0.8%
Energy Equipment & Services - 0.0%##
Shelf Drilling Holdings Ltd. (United Arab Emirates)[1], 8.25%, 2/15/2025	20,000	20,050

The accompanying notes are an integral part of the financial statements.

73

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
TerraForm Power Operating, LLC[1], 5.00%, 1/31/2028	20,000	$17,875

		37,925

Oil, Gas & Consumable Fuels - 0.8%
American Midstream Partners LP - American Midstream Finance Corp.[1], 9.50%, 12/15/2021	25,000	24,501
Boardwalk Pipelines LP, 5.95%, 6/1/2026	200,000	208,982
DCP Midstream Operating LP1, 5.35%, 3/15/2020	15,000	15,169
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	28,000	27,930
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	30,000	31,050
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	20,000	18,100
Jonah Energy LLC - Jonah Energy Finance Corp.[1], 7.25%, 10/15/2025	109,000	86,655
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	180,000	206,172
Rockies Express Pipeline, LLC[1], 5.625%, 4/15/2020	10,000	10,217
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	200,000	212,325
SemGroup Corp., 6.375%, 3/15/2025	20,000	19,350
Seven Generations Energy Ltd. (Canada)[1], 5.375%, 9/30/2025	18,000	16,785
Southwestern Energy Co.[4], 6.20%, 1/23/2025	21,000	20,422
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[1], 5.50%, 9/15/2024	15,000	15,094
W&T Offshore, Inc.[1], 9.75%, 11/1/2023	25,000	24,192
The Williams Companies, Inc., 3.75%, 6/15/2027	110,000	102,425

		1,039,369

Total Energy		1,077,294

Financials - 1.0%
Banks - 0.6%
Bank of America Corp., 4.00%, 1/22/2025	220,000	214,244
Citigroup, Inc., 8.125%, 7/15/2039	150,000	209,437
JPMorgan Chase & Co., 6.30%, 4/23/2019	210,000	213,401
Popular, Inc., 6.125%, 9/14/2023	25,000	25,295
Santander Holdings USA, Inc., 4.50%, 7/17/2025	140,000	136,898

		799,275

Capital Markets - 0.2%
LPL Holdings, Inc.[1], 5.75%, 9/15/2025	25,000	24,281
Morgan Stanley[3] , (3 mo. LIBOR US + 1.220%), 3.563%, 5/8/2024	210,000	212,216

		236,497

Consumer Finance - 0.0%##
Ally Financial, Inc., 3.50%, 1/27/2019	15,000	14,981
Navient Corp., 7.25%, 9/25/2023	15,000	15,525
SLM Corp., 5.125%, 4/5/2022	30,000	29,850

		60,356

Diversified Financial Services - 0.1%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	140,000	136,710
FS Energy & Power Fund[1], 7.50%, 8/15/2023	30,000	30,420
Oxford Finance, LLC - Oxford Finance Co.- Issuer II, Inc.[1], 6.375%, 12/15/2022	20,000	20,275

		187,405

Insurance - 0.1%
Prudential Financial, Inc.[5], (3mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	130,000	135,265

Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp[1], 5.875%, 8/1/2021	15,000	15,112

Total Financials		1,433,910

Health Care - 0.1%
Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025	30,000	28,350
Fresenius Medical Care US Finance II, Inc. (Germany)[1], 5.625%, 7/31/2019	18,000	18,281
HCA, Inc., 5.375%, 9/1/2026	25,000	24,812

The accompanying notes are an integral part of the financial statements.

74

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Providers & Services (continued)
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[1], 6.625%, 5/15/2022	20,000	$19,220

Total Health Care		90,663

Industrials - 0.4%
Allegiant Travel Co., 5.50%, 7/15/2019	18,000	18,090
American Airlines Group, Inc.[1], 5.50%, 10/1/2019	20,000	20,219

		38,309

Commercial Services & Supplies - 0.0%##
The ADT Security Corp., 5.25%, 3/15/2020	15,000	15,150
Covanta Holding Corp., 6.00%, 1/1/2027	30,000	28,950
W/S Packaging Holdings, Inc.[1], 9.00%, 4/15/2023	20,000	20,400

		64,500

Construction & Engineering - 0.0%##
Tutor Perini Corp.[1], 6.875%, 5/1/2025	28,000	28,035

Industrial Conglomerates - 0.0%##
General Electric Co.[5,6], (3mo. LIBOR US + 3.330%), 5.00%	110,000	101,888

Machinery - 0.1%
CNH Industrial Capital LLC, 3.375%, 7/15/2019	140,000	139,874

Marine - 0.0%##
Global Ship Lease, Inc. (United Kingdom)[1], 9.875%, 11/15/2022	30,000	28,575

Trading Companies & Distributors - 0.2%
Aircastle Ltd., 6.25%, 12/1/2019	10,000	10,277
Fortress Transportation & Infrastructure Investors, LLC[1], 6.50%, 10/1/2025	25,000	24,562
International Lease Finance Corp., 6.25%, 5/15/2019	150,000	152,392
Park Aerospace Holdings Ltd. (Ireland)[1], 4.50%, 3/15/2023	24,000	22,833

		210,064

Total Industrials		611,245

Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%##
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	28,000	26,320

Materials - 0.2%
Chemicals - 0.0%##
LSB Industries, Inc.[1], 9.625%, 5/1/2023	30,000	31,125

Metals & Mining - 0.2%
Corp Nacional del Cobre de Chile (Chile)[1] , 5.625%, 9/21/2035	90,000	95,389
Mountain Province Diamonds, Inc. (Canada)[1], 8.00%, 12/15/2022	40,000	40,600
Northwest Acquisitions ULC - Dominion Finco, Inc.[1], 7.125%, 11/1/2022	45,000	45,308

		181,297

Total Materials		212,422

Real Estate - 0.1%
Equity Real Estate Investment Trusts (REITS) - 0.1%##
American Homes 4 Rent LP, 4.25%, 2/15/2028	150,000	141,785
Greystar Real Estate Partners, LLC[1], 5.75%, 12/1/2025	30,000	29,100
iStar, Inc., 5.25%, 9/15/2022	20,000	19,350

Total Real Estate		190,235

Utilities - 0.0%##
Gas Utilities - 0.0%##
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	30,000	27,300

Independent Power and Renewable Electricity Producers - 0.0%##
Clearway Energy Operating, LLC, 5.00%, 9/15/2026	20,000	18,600

Total Utilities		45,900

TOTAL CORPORATE BONDS (Identified Cost $5,506,391)		5,309,227

75

Investment Portfolio - October 31, 2018

BLENDED ASSET MAXIMUM SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

MUTUAL FUNDS - 0.1%
iShares MSCI Thailand ETF	1,228	$106,468
iShares U.S. Real Estate ETF	300	23,433

TOTAL MUTUAL FUNDS
(Identified Cost $132,588)		129,901

U.S. TREASURY SECURITIES - 11.1%
U.S. Treasury Bonds - 1.8%
U.S. Treasury Bond, 6.25%, 5/15/2030	572,000	740,539
U.S. Treasury Bond, 4.75%, 2/15/2037	840,000	1,011,347
U.S. Treasury Bond, 3.00%, 5/15/2047	440,000	407,533
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	404,172	359,002

Total U.S. Treasury Bonds
(Identified Cost $2,714,908)		2,518,421

U.S. Treasury Notes - 9.3%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	1,549,400	1,522,992
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	391,946	377,348
U.S. Treasury Note, 1.625%, 4/30/2019	1,400,000	1,394,039
U.S. Treasury Note, 2.125%, 7/31/2024	5,762,000	5,486,505
U.S. Treasury Note, 1.625%, 5/15/2026	1,660,000	1,496,334
	PRINCIPAL AMOUNT2 / SHARES	VALUE (NOTE 2)
U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Note, 2.375%, 5/15/2027	1,433,000	$1,352,562
U.S. Treasury Note, 2.75%, 2/15/2028	1,550,000	1,499,988

Total U.S. Treasury Notes
(Identified Cost $13,337,311)		13,129,768

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $16,052,219)		15,648,189

SHORT-TERM INVESTMENT - 1.2%
Dreyfus Government Cash Management, Institutional Shares[7] , 2.05%,
(Identified Cost $1,706,948)	1,706,948	1,706,948

TOTAL INVESTMENTS - 99.8%
(Identified Cost $142,711,440)		141,064,599
OTHER ASSETS, LESS LIABILITIES - 0.2%		231,817

NET ASSETS - 100%		$141,296,416

ADR - American Depositary Receipt

ETF - Exchange-traded fund

*Non-income producing security.

## Less than 0.1%.

1Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,225,562, or 0.9% of the Series’ net assets as of October 31, 2018 (see Note 2 to the financial statements).

2Amount is stated in USD unless otherwise noted.

3Floating rate security. Rate shown is the rate in effect as of October 31, 2018.

4Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018.

6Security is perpetual in nature and has no stated maturity date.

7Rate shown is the current yield as of October 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

76

Statement of Assets and Liabilities - Blended Asset Maximum Series

October 31, 2018

ASSETS:

Investments, at value (identified cost $142,711,440) (Note 2)	$141,064,599
Foreign currency, at value (identified cost $1,300)	1,300
Interest receivable	178,692
Dividends receivable	38,896
Receivable for fund shares sold	102,603
Receivable for securities sold	2,393,990
Foreign tax reclaims receivable	25,308
Prepaid expenses	168

TOTAL ASSETS	143,805,556

LIABILITIES:

Accrued management fees (Note 3)	21,250
Accrued fund accounting and administration fees (Note 3)	22,543
Accrued Chief Compliance Officer service fees (Note 3)	401
Payable for securities purchased	2,397,696
Accrued custodian fees	32,642
Payable for fund shares repurchased	1,732
Other payables and accrued expenses	32,876

TOTAL LIABILITIES	2,509,140

TOTAL NET ASSETS	$141,296,416

NET ASSETS CONSIST OF:

Capital stock	$119,261
Additional paid-in-capital	136,227,572
Total distributable earnings	4,949,583

TOTAL NET ASSETS	$141,296,416

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($141,296,416/11,926,079 shares)	$11.85

The accompanying notes are an integral part of the financial statements.

77

Statement of Operations - Blended Asset Maximum Series

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $95,545)	$1,530,838
Interest	567,480

Total Investment Income	2,098,318

EXPENSES:

Management fees (Note 3)	693,306
Fund accounting and administration fees (Note 3)	69,913
Directors’ fees (Note 3)	10,700
Chief Compliance Officer service fees (Note 3)	4,394
Custodian fees	47,451
Audit fees	45,529
Miscellaneous	36,975

Total Expenses	908,268
Less reduction of expenses (Note 3)	(145,632)

Net Expenses	762,636

NET INVESTMENT INCOME	1,335,682

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	6,063,591
Foreign currency and translation of other assets and liabilities	(7,650)

6,055,941

Net change in unrealized appreciation (depreciation) on-
Investments	(1,698,135)
Foreign currency and translation of other assets and liabilities	(1,299)

(1,699,434)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	4,356,507

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,692,189

The accompanying notes are an integral part of the financial statements.

78

Statements of Changes in Net Assets - Blended Asset Maximum Series

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/13/17[1] TO 10/31/17
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$1,335,682	$7,708
Net realized gain on investments and foreign currency	6,055,941	53,424
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,699,434)	51,084

Net increase from operations	5,692,189	112,216

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class R6	(855,074)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(14,120,006)	150,467,091

Net increase (decrease) in net assets	(9,282,891)	150,579,307

NET ASSETS:

Beginning of period	150,579,307	—

End of period	$141,296,416	$150,579,307

1 Commencement of operations

The accompanying notes are an integral part of the financial statements.

79

Financial Highlights - Blended Asset Maximum Series - Class R6

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/13/17[1] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.60	$11.59

Income (loss) from investment operations:
Net investment income (loss)[2]	0.12	(0.00)[3]
Net realized and unrealized gain on investments	0.21	0.01

Total from investment operations	0.33	0.01

Less distributions to shareholders:
From net investment income	(0.07)	—
From net realized gain on investments	(0.01)	—

Total distributions to shareholders	(0.08)	—

Net asset value - End of period	$11.85	$11.60

Net assets - End of period (000’s omitted)	$141,296	$150,579

Total return[4]	2.77%	0.09%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.55%	0.55%[5]
Net investment income (loss)	0.96%	0.11%[5]
Series portfolio turnover	85%	4%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.10%	0.66%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $(0.01).

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

80

Notes to Financial Statements

1.	Organization

Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Blended Asset Conservative Series - primary objective is to provide current income and its secondary objectives are to provide preservation of capital and long-term growth of capital; secondary objective is to provide income and long-term growth of capital. Blended Asset Moderate Series - equal emphasis on long-term growth of capital and preservation of capital. Blended Asset Extended Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Blended Asset Maximum Series - primary objective is long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). The Series are offered exclusively to other funds managed by the Advisor. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2018, 13.4 billion shares have been designated in total among 38 series, of which 100 million have been designated in each of the Series for Class R6 common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively

81

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

	BLENDED ASSET CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity securities:
Communication Services	$2,242,992	$1,770,899	$472,093	#	$—
Consumer Discretionary	2,826,728	2,531,636	295,092	#	—
Consumer Staples	4,141,412	2,763,840	1,377,572	#	—
Energy	1,927,628	1,927,628	—		—
Financials	3,414,418	3,414,418	—		—
Health Care	7,323,703	6,885,719	437,984	#	—
Industrials	2,614,356	2,614,356	—		—
Information Technology	5,521,223	5,521,223	—		—
Materials	1,546,039	1,546,039	—		—
Real Estate	3,664,811	3,612,132	52,679	#	—
Utilities	246,408	246,408	—		—
Debt securities:
U.S. Treasury and other U.S. Government agencies	47,704,271	—	47,704,271		—
Corporate debt:
Communication Services	3,043,874	—	3,043,874		—
Consumer Discretionary	3,034,706	—	3,034,706		—
Consumer Staples	56,325	—	56,325		—
Energy	4,509,814	—	4,509,814		—

82

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	BLENDED ASSET CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Financials	$7,298,874	$—	$7,298,874		$—
Health Care	1,543,795	—	1,543,795		—
Industrials	2,646,963	—	2,646,963		—
Information Technology	36,660	—	36,660		—
Materials	712,361	—	712,361		—
Real Estate	939,671	—	939,671		—
Utilities	59,650	—	59,650		—
Asset-backed securities	4,475,876	—	4,475,876		—
Commercial mortgage-backed securities	10,299,989	—	10,299,989		—
Foreign government bonds	2,441,213	—	2,441,213		—
Mutual funds	2,589,820	2,589,820	—		—

Total assets	126,863,580	35,424,118	91,439,462		—

Liabilities:
Other financial instruments*:
Equity contracts	(29,378)	(22,043)	(7,335)		—

Total liabilities	(29,378)	(22,043)	(7,335)		—

Total	$126,834,202	$35,402,075	$91,432,127		$—

	BLENDED ASSET MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity securities:
Communication Services	$3,810,995	$2,789,672	$1,021,323	#	$—
Consumer Discretionary	4,220,516	3,357,383	863,133	#	—
Consumer Staples	5,872,074	2,951,717	2,920,357	#	—
Energy	2,243,021	2,035,030	207,991	#	—
Financials	2,846,215	2,516,438	329,777	#	—
Health Care	9,116,967	8,383,818	733,149	#	—
Industrials	2,109,265	1,591,192	518,073	#	—
Information Technology	7,288,617	7,064,971	223,646	#	—
Materials	1,779,278	1,564,448	214,830	#	—
Real Estate	3,363,992	3,288,439	75,553	#	—
Utilities	47,704	4,278	43,426	#	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	38,369,460	—	38,369,460		—
Corporate debt:
Communication Services	2,351,438	—	2,351,438		—
Consumer Discretionary	2,295,723	—	2,295,723		—
Consumer Staples	51,726	—	51,726		—
Energy	3,444,364	—	3,444,364		—
Financials	5,467,814	—	5,467,814		—
Health Care	648,114	—	648,114		—
Industrials	2,120,932	—	2,120,932		—
Information Technology	40,420	—	40,420		—
Materials	560,262	—	560,262		—
Real Estate	745,023	—	745,023		—
Utilities	59,650	—	59,650		—

83

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	BLENDED ASSET MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Asset-backed securities	$4,241,360	$—	$4,241,360		$—
Commercial mortgage-backed securities	6,851,522	—	6,851,522		—
Foreign government bonds	1,992,283	—	1,992,283		—
Mutual funds	3,636,055	3,636,055	—		—

Total assets	115,574,790	39,183,441	76,391,349		—

Liabilities:
Other financial instruments*:
Equity contracts	(43,858)	(32,448)	(11,410)		—

Total liabilities	(43,858)	(32,448)	(11,410)		—

Total	$115,530,932	$39,150,993	$76,379,939		$—

	BLENDED ASSET EXTENDED SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity securities:
Communication Services	$9,123,735	$6,695,192	$2,428,543	#	$—
Consumer Discretionary	10,119,262	7,976,595	2,142,667	#	—
Consumer Staples	13,965,960	7,044,720	6,921,240	#	—
Energy	5,185,402	4,688,492	496,910	#	—
Financials	6,757,340	5,977,263	780,077	#	—
Health Care	21,226,073	19,511,420	1,714,653	#	—
Industrials	4,985,448	3,766,145	1,219,303	#	—
Information Technology	17,224,851	16,675,245	549,606	#	—
Materials	4,477,630	3,961,096	516,534	#	—
Real Estate	7,240,057	7,082,286	157,771	#	—
Utilities	125,933	10,695	115,238	#	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	57,746,067	—	57,746,067		—
Corporate debt:
Communication Services	3,222,261	—	3,222,261		—
Consumer Discretionary	3,170,358	—	3,170,358		—
Consumer Staples	84,600	—	84,600		—
Energy	4,748,315	—	4,748,315		—
Financials	7,286,558	—	7,286,558		—
Health Care	168,868	—	168,868		—
Industrials	3,129,304	—	3,129,304		—
Information Technology	73,320	—	73,320		—
Materials	981,646	—	981,646		—
Real Estate	1,004,345	—	1,004,345		—
Utilities	510,620	—	510,620		—
Asset-backed securities	5,486,527	—	5,486,527		—
Commercial mortgage-backed securities	9,478,691	—	9,478,691		—
Foreign government bonds	2,714,174	—	2,714,174		—
Mutual funds	671,961	671,961	—		—

Total assets	200,909,306	84,061,110	116,848,196		—

84

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	BLENDED ASSET EXTENDED SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Liabilities:
Other financial instruments*:
Equity contracts	$(108,563)	$(80,038)	$(28,525)		$—

Total liabilities	(108,563)	(80,038)	(28,525)		—

Total	$200,800,743	$83,981,072	$116,819,671		$—

	BLENDED ASSET MAXIMUM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity securities:
Communication Services	$9,694,649	$7,538,115	$2,156,534	#	$—
Consumer Discretionary	15,620,131	14,131,137	1,488,994	#	—
Consumer Staples	18,639,266	12,970,480	5,668,786	#	—
Energy	4,215,960	3,860,788	355,172	#	—
Financials	10,607,996	6,515,499	4,092,497	#	—
Health Care	21,235,364	20,091,192	1,144,172	#	—
Industrials	6,638,535	4,581,528	2,057,007	#	—
Information Technology	16,847,989	15,789,638	1,058,351	#	—
Materials	9,041,765	7,091,817	1,949,948	#	—
Real Estate	5,641,106	5,565,712	75,394	#	—
Utilities	87,573	7,486	80,087	#	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	15,648,189	—	15,648,189		—
Corporate debt:
Communication Services	842,487	—	842,487		—
Consumer Discretionary	745,651	—	745,651		—
Consumer Staples	33,100	—	33,100		—
Energy	1,077,294	—	1,077,294		—
Financials	1,433,910	—	1,433,910		—
Health Care	90,663	—	90,663		—
Industrials	611,245	—	611,245		—
Information Technology	26,320	—	26,320		—
Materials	212,422	—	212,422		—
Real Estate	190,235	—	190,235		—
Utilities	45,900	—	45,900		—
Mutual funds	1,836,849	1,836,849	—		—

Total assets	$141,064,599	$99,980,241	$41,084,358		$—

#Consists of certain foreign securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

*Other financial instruments are exchange traded options (Level 1 and Level 2).

There were no Level 3 securities held by any of the Blended Asset Series as of October 31, 2018.

China literature ltd. - right was a Level 3 security held as of October 31, 2017. However, this security is no longer held by the Series.

85

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Guidance

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended October 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Series.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net

86

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended October 31, 2018 is Pershing LLC, a BNY Mellon Company.

The following table presents the present value of derivatives held at October 31, 2018 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

BLENDED ASSET CONSERVATIVE SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(29,378)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$84,764

87

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

STATEMENT OF OPERATIONS
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$(9,799)

BLENDED ASSET MODERATE SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(43,858)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$127,967
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$(14,110)

BLENDED ASSET EXTENDED SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(108,563)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$312,756
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$(34,263)

88

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

The average month-end balances for the year ended October 31, 2018, the year in which such derivatives were outstanding, were as follows:

	BLENDED ASSET CONSERVATIVE SERIES	BLENDED ASSET MODERATE SERIES	BLENDED ASSET EXTENDED SERIES
Options:
Average number of option contracts written	81	132	312
Average notional value of option contracts written	$812,308	$1,307,609	$3,158,216

Asset-Backed Securities

Each Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Series may subsequently have to reinvest the proceeds at lower interest rates. If a Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

Each Series may invest in mortgage-backed securities (”MBS“ or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle a Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon

89

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Inflation-Indexed Bonds (continued)

maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on October 31, 2018.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2018.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October

90

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

31, 2018, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended October 31, 2017 and the year ended October 31, 2018. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% for Blended Asset Conservative Term Series, 0.45% for Blended Asset Moderate Series, and 0.50% for Blended Asset Extended Series and Blended Asset Maximum Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each ”non-affiliated“ Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

91

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed, until at least February 29, 2028, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Blended Asset Conservative Series	0.45%
Blended Asset Moderate Series	0.50%
Blended Asset Extended Series	0.55%
Blended Asset Maximum Series	0.55%

For the year ended October 31, 2018, the Advisor waived the following amounts which are included as a reduction of expenses on the Statements of Operations:

SERIES/CLASS	WAIVER AMOUNT
Blended Asset Conservative Series Class R6	$130,360
Blended Asset Moderate Series Class R6	136,567
Blended Asset Extended Series Class R6	137,179
Blended Asset Maximum Series Class R6	145,632

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (”BNY“) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2018, purchases and sales of securities, including paydowns and other than short-term securities, were as follows:

	PURCHASES		SALES
SERIES	OTHER ISSUERS	GOVERNMENT	OTHER ISSUERS	GOVERNMENT
Blended Asset Conservative Series	$61,305,228	$50,389,557	$46,369,948	$33,180,590
Blended Asset Moderate Series	62,258,749	45,168,385	59,446,322	41,827,379
Blended Asset Extended Series	115,882,540	78,800,981	116,580,954	76,552,311
Blended Asset Maximum Series	90,474,696	25,367,834	107,346,667	20,220,138

92

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class R6 shares of each Series were:

BLENDED CONSERVATIVE	FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/13/17[1] TO 10/31/17
SERIES CLASS R6:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,757,705	$40,809,799	9,394,967	$102,115,609
Repurchased	(1,142,825)	(12,463,628)	(108,692)	(1,179,696)

Total	2,614,880	$28,346,171	9,286,275	$100,935,913

BLENDED ASSET MODERATE	FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/13/17[1] TO 10/31/17
SERIES CLASS R6:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,058,746	$43,857,457	10,782,412	$115,906,022
Repurchased	(3,865,514)	(42,051,831)	(26,599)	(285,356)

Total	193,232	$1,805,626	10,755,813	$115,620,666

BLENDED ASSET EXTENDED	FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/13/17[1] TO 10/31/17
SERIES CLASS R6:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,029,832	$83,952,516	20,139,692	$208,028,941
Repurchased	(7,806,382)	(82,399,822)	(133,620)	(1,377,323)

Total	223,450	$1,552,694	20,006,072	$206,651,618

BLENDED ASSET MAXIMUM	FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/13/17[1] TO 10/31/17
SERIES CLASS R6:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,814,424	$58,687,962	13,013,587	$150,821,798
Repurchased	(5,871,326)	(72,807,968)	(30,606)	(354,707)

Total	(1,056,902)	$(14,120,006)	12,982,981	$150,467,091

1  Commencement of operations.

At October 31, 2018, the Target Income Series, another series of the Fund, owned 99.0% of Blended Asset Conservative Series. The Target 2020 Series and Target 2025 Series, other series of the Fund, owned 73.4% and 25.9%, respectively, of Blended Asset Moderate Series. The Target 2025 Series, Target 2030 Series, Target 2035 Series, and Target 2040 Series, other series of the Fund, owned 14.5%, 53.4%, 11.9% and 14.2%, respectively, of Blended Asset Extended Series. The Target 2040 Series, Target 2045 Series, and Target 2050 Series, other series of the Fund, owned 31.1%, 12.3%, and 23.4%, respectively, of Blended Asset Maximum Series. Investment activities of these shareholders may have a material effect on the respective Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended October 31, 2018, none of the Series borrowed under the line of credit.

93

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At October 31, 2018, Blended Asset Conservative Series, Blended Asset Moderate Series and Blended Asset Extended Series invested in options contracts (equity risk).

The Series may invest in a loan assignment of all or a portion of the loans. A Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2018, none of the Series held any loan assignments.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs) and real estate investment trusts. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the period ended October 31, 2018, $252 was reclassified within the capital accounts from Paid in Capital to Total Distributable Earnings for Blended Asset Maximum Series. Any such reclassifications are not reflected in the financial highlights

The tax character of distributions paid were as follows:

	BLENDED ASSET CONSERVATIVE SERIES	BLENDED ASSET MODERATE SERIES	BLENDED ASSET EXTENDED SERIES	BLENDED ASSET MAXIMUM SERIES
Ordinary income	$1,240,645	$1,043,313	$1,607,139	$854,993
Long-term capital gains	—	—	—	81

94

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At October 31, 2018, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

	BLENDED ASSET CONSERVATIVE SERIES	BLENDED ASSET MODERATE SERIES	BLENDED ASSET EXTENDED SERIES	BLENDED ASSET MAXIMUM SERIES
Cost for federal income tax purposes	$129,267,864	$118,306,095	$206,412,341	$143,769,895
Unrealized appreciation	1,949,896	2,511,837	5,199,055	7,365,453
Unrealized depreciation	(4,383,558)	(5,287,677)	(10,812,474)	(10,072,049)

Net unrealized depreciation	$(2,433,662)	$(2,775,840)	$(5,613,419)	$(2,706,596)

Undistributed ordinary income	$1,324,644	$1,038,470	$2,214,904	$7,582,331
Undistributed long-term gains	$—	$—	$—	$74,057
Capital loss carryforwards	$(1,126,592)	$(717,015)	$—	$—

At October 31, 2018, Blended Asset Conservative Series and Blended Asset Moderate Series had net short-term capital loss carryforwards of $930,649 and $290,393 and long-term capital loss carryforwards of $195,943 and $426,622, respectively, which may be carried forward indefinitely.

At October 31, 2018, capital loss carryover utilized in the current year for Blended Asset Extended Series was $8,758.

95

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series (four of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018 and the statements of changes in net assets and the financial highlights for the year ended October 31, 2018 and for the period October 13, 2017 (commencement of operations) through October 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year ended October 31, 2018, and the changes in their net assets and each of the financial highlights for the year ended October 31, 2018 and for the period October 13, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 14, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

96

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Blended Asset Conservative Series	$265,025
Blended Asset Moderate Series	245,343
Blended Asset Extended Series	476,688
Blended Asset Maximum Series	172,339

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Blended Asset Conservative Series	13.91%
Blended Asset Moderate Series	8.76%
Blended Asset Extended Series	10.84%
Blended Asset Maximum Series	6.72%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2018 as follows:

Series
Blended Asset Maximum Series	$77,760

97

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018-Present); Vice President of Finance (2016-2018); Director of Finance (2011-2016); Financial Analyst/Internal Auditor (2004-2006) - Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite-Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

98

Notes to Financial Statements (continued)

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994-present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating
Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

99

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008-Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016)-Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.
Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) - Harter Secrest and Emery LLP; Legal Counsel (2010-2017) - Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel
Name:	Amy Williams
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*At a meeting of the Board of Directors held on November 15, 2018, the Board accepted the resignation of Michele T. Mosca from her positions as Principal Executive Officer, President, Chair and Interested Director of the Fund and appointed Paul J. Battaglia to each of the resigned positions effective immediately. Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

100

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101

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNBLA-10/18-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment witnessed over the past twelve months was more volatile and bifurcated than what was experienced in prior years across both equities and fixed income, as well as between domestic and international investing.

For the fiscal year ending on October 31, 2018, US equities posted strong gains, with the S&P 500 Total Return Index up 7.35%. On the other hand, international equity performance was decidedly poor as the MSCI ACWI ex USA Index fell 8.24%. Regarding fixed income, domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 2.05% as rising interest rates weighed on returns.

Going forward, we believe the volatility experienced in October, as well as during the first few months of 2018, is likely to be reflective of what investors should come to expect going forward. While we do not anticipate an imminent recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk regime for risk assets over the next twelve months.

The US is likely approaching a period of peak growth and continues to show signs of progressing further into late cycle territory. At the same time, key global risks are rising, including trade tensions, global growth concerns, and geopolitical uncertainty, all of which have continued escalating throughout 2018.

We are approaching the ten-year anniversary of the bull market, and while bull markets do not necessarily die of old age, they cannot extend indefinitely either. As the economy continues to move into later cycle territory, we believe investors should temper their expectations as the strong returns experienced over the past several years are unlikely to persist.

Given our updated outlook, we are reviewing late cycle risks in current and prospective investments and have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, choosing to be selective in our investment decisions and seeking to avoid overvalued areas of the market.

With this in mind, we discuss recent fund performance in the enclosed, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets.

We hope that you find this information helpful, and look forward to working with you in the years ahead to help you meet your investment goals.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The index accounts for the reinvestment of regular cash dividends, but not for the withholding of taxes. Index returns provided by Morningstar. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2018 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Morningstar.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Morningstar.

©2018 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

1

Fund Commentary

(unaudited)

Investment Objective

To provide capital growth and manage risk for investors planning to retire (or meet another investment goal) in or around the year indicated in the fund’s name.

The Target Series include eleven distinct mutual funds, each of which is managed to a designated target date. The portfolios of each Series are strategically allocated to become increasingly conservative as the specified target date approaches.

Performance Commentary

In absolute terms, the performance for the Class K shares mixed as the longer-dated vintages (2040 and up) delivered positive returns while the remaining vintages (2035-Income) experienced negative returns during the one-year period. Similarly, longer-dated vintages (2035 and up) outperformed, while the shorter-dated vintages (2030-Income) trailed their respective blended benchmarks over the one-year period.

Stock selection challenged relative returns and was the primary contributor to the respective Series’ underperformance. Specifically, selection in the Consumer Staples, Communication Services, and Health Care sectors detracted from relative returns across all vintages.

Offsetting a portion of the relative performance headwind was the aggregate effect of sector allocations, which aided relative returns. Each Series’ overweight to Health Care, and underweight to Financials and Industrials, aided relative returns. Within fixed income, with the exception of the Target Income Series, the vintages benefitted from a slightly shorter duration as rates generally rose over the course of the year.

In general, we believe that we are entering a higher risk regime for equities and credit, and that the US is likely approaching a period of peak growth. This could result in lower returns as the economy is moving into late cycle territory as supply begins to become a binding constraint for growth. Given this outlook, we believe that the equity section of each Series should focus on higher quality businesses and reasonably priced growth companies that tend to perform well later cycle and have provided some degree of downside protection in higher risk market environments.

Regarding fixed income, we continue to view corporate bonds as moderately attractive as they continue to adequately compensate investors on a fundamental basis. That said, we are aware that we are in the later stages of an economic expansion and we may look to reduce exposure if spreads tighten or if economic conditions deteriorate. Each Series also has a notable allocation to U.S. Treasury securities. With the exception of the less conservative Series, each Series holds Agencies as well as pass-through securities, which include asset-backed and commercial mortgage-backed securities.

Additionally, we believe that domestic conditions argue for higher interest rates across the curve and expect the yield curve to flatten. While at the early stages of policy normalization, we expect European and Japanese interest rates to remain very low for an extended period of time, keeping US yields at lower levels than domestic conditions alone would argue for.

We think the Fed will remain opportunistic, looking to hike the federal funds target rate as economic conditions allow, while also remaining sensitive to domestic and global market conditions as they continue to reduce the size of their balance sheet by decreasing reinvestment of principal in Treasuries and agency mortgage-backed securities.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

2

Fund Commentary

(unaudited)

Performance Commentary (continued)

Each Manning & Napier Fund, Inc. Target Series is invested in one or two of four proprietary risk-based funds based on the Target Series becoming increasingly conservative over time. Because the underlying funds invest in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in target date funds will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk, as the underlying investments change over time. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses. Principal value is not guaranteed at any time, including at the target date (the approximate year when an investor plans to stop contributions and start periodic withdrawals).

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series’ respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

3

Performance Update as of October 31, 2018 - Target Income Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Target Income Series - Class K2	-1.03%	2.50%	5.25%
Manning & Napier Fund, Inc. - Target Income Series - Class R2	-1.32%	2.22%	4.97%
Manning & Napier Fund, Inc. - Target Income Series - Class I2	-0.80%	2.74%	5.50%
Manning & Napier Fund, Inc. - Target Income Series - Class R6[2,3]	-0.62%	2.78%	5.52%
Standard & Poor’s (S&P) Target Date Retirement Income Index[4]	-0.04%	3.42%	5.73%
Income Composite Benchmark[5]	0.01%	3.64%	5.89%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K for the ten years ended October 31, 2018 to the S&P Target Date Retirement Income Index and the Income Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.55% for Class K, 0.70% for Class R, 0.36% for Class I and 0.19% for Class R6 for the year ended October 31, 2018.

3For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

4

Performance Update as of October 31, 2018 - Target Income Series

(unaudited)

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

5

Performance Update as of October 31, 2018 - Target 2015 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2015 - Class K3	-1.25%	2.42%	4.88%
Manning & Napier Fund, Inc. - Target 2015 - Class R3	-1.50%	2.16%	4.67%
Manning & Napier Fund, Inc. - Target 2015 - Class I3	-1.03%	2.68%	5.17%
Manning & Napier Fund, Inc. - Target 2015 - Class R6[3,4]	-0.93%	2.70%	5.18%
S&P Target Date 2015 Index[5]	0.17%	4.55%	6.43%
2015 Composite Benchmark[6]	0.09%	4.43%	5.58%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2015 Series - Class K from its inception2 (6/25/12) to present (10/31/18) to the S&P Target Date 2015 Index and the 2015 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 4.26% for Class K, 4.50% for Class R, 4.01% for Class I and 3.86% for Class R6 for the year ended October 31, 2018.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones

6

Performance Update as of October 31, 2018 - Target 2015 Series

(unaudited)

Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

7

Performance Update as of October 31, 2018 - Target 2020 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Target 2020 Series - Class K2	-1.58%	2.72%	6.95%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R2	-1.85%	2.48%	6.67%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I2	-1.43%	2.98%	7.21%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R6[2,3]	-1.24%	3.01%	7.23%
S&P Target Date 2020 Index[4]	0.27%	5.04%	8.14%
2020 Composite Benchmark[5]	0.05%	4.83%	7.84%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K for the ten years ended October 31, 2018 to the S&P Target Date 2020 Index and the 2020 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.59% for Class K, 0.74% for Class R, 0.37% for Class I and 0.20% for Class R6 for the year ended October 31, 2018.

3For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

8

Performance Update as of October 31, 2018 - Target 2020 Series

(unaudited)

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

9

Performance Update as of October 31, 2018 - Target 2025 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2025 Series - Class K3	-1.58%	3.18%	6.49%
Manning & Napier Fund, Inc. - Target 2025 Series - Class R3	-1.78%	2.92%	6.28%
Manning & Napier Fund, Inc. - Target 2025 Series - Class I3	-1.33%	3.43%	6.68%
Manning & Napier Fund, Inc. - Target 2025 Series - Class R6[3,4]	-1.15%	3.47%	6.71%
S&P Target Date 2025 Index[5]	0.40%	5.48%	8.09%
2025 Composite Benchmark[6]	0.33%	5.21%	6.77%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2025 Series - Class K from its inception2 (6/25/12) to present (10/31/18) to the 2025 Composite Benchmark, and S&P Target Date 2025 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.73% for Class K, 0.94% for Class R, 0.57% for Class I and 0.43% for Class R6 for the year ended October 31, 2018.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones

10

Performance Update as of October 31, 2018 - Target 2025 Series

(unaudited)

Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

11

Performance Update as of October 31, 2018 - Target 2030 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Target 2030 Series - Class K2	-0.93%	3.86%	8.28%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R2	-1.15%	3.60%	8.04%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I2	-0.65%	4.14%	8.59%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R6[2,3]	-0.48%	4.15%	8.59%
S&P Target Date 2030 Index[4]	0.49%	5.91%	9.21%
2030 Composite Benchmark[5]	0.67%	5.76%	8.96%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series - Class K for the ten years ended October 31, 2018 to the 2030 Composite Benchmark and S&P Target Date 2030 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.58% for Class K, 0.73% for Class R, 0.35% for Class I and 0.19% for Class R6 for the year ended October 31, 2018.

3For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

12

Performance Update as of October 31, 2018 - Target 2030 Series

(unaudited)

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

13

Performance Update as of October 31, 2018 - Target 2035 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2035 Series - Class K3	-0.01%	4.51%	8.38%
Manning & Napier Fund, Inc. - Target 2035 Series - Class R3	-0.18%	4.25%	8.16%
Manning & Napier Fund, Inc. - Target 2035 Series - Class I3	0.27%	4.78%	8.65%
Manning & Napier Fund, Inc. - Target 2035 Series - Class R6[3,4]	0.44%	4.81%	8.68%
S&P Target Date 2035 Index[5]	0.55%	6.31%	9.46%
2035 Composite Benchmark[6]	1.21%	6.42%	8.67%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2035 Series - Class K from its inception2 (6/25/12) to present (10/31/18) to the 2035 Composite Benchmark and S&P Target Date 2035 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.94% for Class K, 1.13% for Class R, 0.76% for Class I and 0.61% for Class R6 for the year ended October 31, 2018.

4For periods prior to the inception of Class R6 on October 16, 2017, the performanceis based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones

14

Performance Update as of October 31, 2018 - Target 2035 Series

(unaudited)

Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

15

Performance Update as of October 31, 2018 - Target 2040 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Target 2040 - Class K2	1.01%	5.13%	9.34%
Manning & Napier Fund, Inc. - Target 2040 - Class R2	0.82%	4.88%	9.07%
Manning & Napier Fund, Inc. - Target 2040 - Class I2	1.26%	5.40%	9.63%
Manning & Napier Fund, Inc. - Target 2040 - Class R6[2,3]	1.45%	5.44%	9.65%
S&P Target Date 2040 Index[4]	0.63%	6.59%	9.92%
2040 Composite Benchmark[5]	1.62%	6.91%	10.22%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K for the ten years ended October 31, 2018 to the S&P Target Date 2040 Index and the 2040 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.67% for Class K, 0.81% for Class R, 0.44% for Class I and 0.28% for Class R6 for the year ended October 31, 2018.

3For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

16

Performance Update as of October 31, 2018 - Target 2040 Series

(unaudited)

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

17

Performance Update as of October 31, 2018 - Target 2045 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2045 - Class K3	1.93%	5.75%	9.92%
Manning & Napier Fund, Inc. - Target 2045 - Class R3	1.64%	5.48%	9.62%
Manning & Napier Fund, Inc. - Target 2045 - Class I3	2.13%	6.00%	10.18%
Manning & Napier Fund, Inc. - Target 2045 - Class R6[3,4]	2.32%	6.04%	10.21%
S&P Target Date 2045 Index[5]	0.59%	6.76%	10.24%
2045 Composite Benchmark[6]	1.83%	7.26%	9.80%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2045 Series - Class K from its inception2 (6/25/12) to present (10/31/18) to the S&P Target Date 2045 Index and the 2045 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.34% for Class K, 1.51% for Class R, 1.14% for Class I and 0.99% for Class R6 for the year ended October 31, 2018.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones

18

Performance Update as of October 31, 2018 - Target 2045 Series

(unaudited)

Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

19

Performance Update as of October 31, 2018 - Target 2050 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Target 2050 - Class K2	2.32%	5.96%	10.09%
Manning & Napier Fund, Inc. - Target 2050 - Class R2	2.07%	5.69%	9.81%
Manning & Napier Fund, Inc. - Target 2050 - Class I2	2.53%	6.23%	10.36%
Manning & Napier Fund, Inc. - Target 2050 - Class R6[2,3]	2.75%	6.27%	10.39%
S&P Target Date 2050 Index[4]	0.62%	6.94%	10.24%
2050 Composite Benchmark[5]	1.97%	7.40%	10.59%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K for the ten years ended October 31, 2018 to the S&P Target Date 2050 Index and the 2050 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.97% for Class K, 1.11% for Class R, 0.74% for Class I and 0.57% for Class R6 for the year ended October 31, 2018.

3For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Historical returns for the S&P Target Date 2050 Index prior to 5/31/2011 (the index launch date) are identical to the returns of the S&P Target Date 2045 Index, the closest dated target date index as of the launch date. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

20

Performance Update as of October 31, 2018 - Target 2050 Series

(unaudited)

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

21

Performance Update as of October 31, 2018 - Target 2055 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2055 - Class K3	2.26%	5.91%	10.17%
Manning & Napier Fund, Inc. - Target 2055 - Class R3	2.00%	5.64%	9.83%
Manning & Napier Fund, Inc. - Target 2055 - Class I3	2.52%	6.17%	10.53%
Manning & Napier Fund, Inc. - Target 2055 - Class R6[3,4]	2.71%	6.21%	10.56%
S&P Target Date 2055 Index[5]	0.63%	7.04%	10.78%
2055 Composite Benchmark[6]	1.97%	7.40%	9.91%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2055 Series - Class K from its inception2 (6/25/12) to present (10/31/18) to the S&P Target Date 2055 Index and the 2055 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.32% for Class K, 2.47% for Class R, 2.10% for Class I and 1.95% for Class R6 for the year ended October 31, 2018.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

22

Performance Update as of October 31, 2018 - Target 2055 Series

(unaudited)

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

23

Performance Update as of October 31, 2018 - Target 2060 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2060 - Class K3	2.32%	8.81%
Manning & Napier Fund, Inc. - Target 2060 - Class R3	2.11%	8.56%
Manning & Napier Fund, Inc. - Target 2060 - Class I3	2.55%	9.04%
Manning & Napier Fund, Inc. - Target 2060 - Class R6[3,4]	2.74%	9.11%
S&P Target Date 2060+ Index[5]	0.81%	9.33%
2060 Composite Benchmark[6]	1.97%	10.11%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2060 Series - Class K from its inception2 (9/21/15) to present (10/31/18) to the S&P Target Date 2060+ Index and the 2060 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from September 21, 2015, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from September 30, 2015.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this annualized net expense ratio was 0.45% for Class K, 0.70% for Class R, 0.20% for Class I and 0.05% for Class R6. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.74% for Class K, 2.86% for Class R, 2.43% for Class I and 2.36% for Class R6 for the year ended October 31, 2018.

4For periods prior to the inception of Class R6 on October 16, 2017, the performance is based on the historical performance of the Class I shares. Because the Class R6 shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones

24

Performance Update as of October 31, 2018 - Target 2060 Series

(unaudited)

Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

6The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

25

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target Income
Actual (Class K)	$1,000.00	$1,000.38	$2.27	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 999.00	$3.48	0.69%
Hypothetical[3]	$1,000.00	$1,021.73	$3.52	0.69%

Actual (Class I)	$1,000.00	$1,001.55	$1.01	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$1,001.94	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

26

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2015
Actual (Class K)	$1,000.00	$ 996.42	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 994.93	$3.52	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 997.14	$1.01	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 997.81	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2020
Actual (Class K)	$1,000.00	$ 990.98	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 990.15	$3.51	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 991.18	$1.00	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 992.72	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2025
Actual (Class K)	$1,000.00	$ 988.80	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 988.23	$3.51	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 990.28	$1.00	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 991.77	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

27

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2030
Actual (Class K)	$1,000.00	$ 989.47	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 986.98	$3.51	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 990.02	$1.00	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 990.34	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2035
Actual (Class K)	$1,000.00	$ 989.41	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 988.40	$3.51	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 990.36	$1.00	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 991.01	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2040
Actual (Class K)	$1,000.00	$ 989.39	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 989.09	$3.51	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 991.68	$1.00	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 992.26	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

28

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2045
Actual (Class K)	$1,000.00	$ 990.07	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 988.46	$3.51	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 991.62	$1.00	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 992.38	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2050
Actual (Class K)	$1,000.00	$ 990.55	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 989.48	$3.51	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 991.57	$1.00	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 993.44	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2055
Actual (Class K)	$1,000.00	$ 989.88	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 988.97	$3.51	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 991.53	$1.00	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 992.31	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

29

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2060
Actual (Class K)	$1,000.00	$ 990.48	$2.26	0.45%
Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$ 990.44	$3.51	0.70%
Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$ 991.35	$1.00	0.20%
Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

Actual (Class R6)	$1,000.00	$ 993.08	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

1Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

2Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

3Assumes 5% annual return before expenses.

30

Portfolio Composition as of October 31, 2018 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

31

Portfolio Composition as of October 31, 2018 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

32

Investment Portfolios - October 31, 2018

TARGET INCOME SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Blended Asset Conservative Series - Class R6	11,781,309	$125,824,382

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $128,010,053)		125,824,382
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(78,390)

NET ASSETS - 100%		$125,745,992

TARGET 2015 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.9%
Manning & Napier Blended Asset Conservative Series - Class R6	119,845	$1,279,950
Manning & Napier Blended Asset Moderate Series - Class R6	80,458	844,809

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $2,177,285)		2,124,759
OTHER ASSETS, LESS LIABILITIES - 0.1%		2,497

NET ASSETS - 100%		$2,127,256

TARGET 2020 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Blended Asset Extended Series - Class R6	924,741	$9,358,378
Manning & Napier Blended Asset Moderate Series - Class R6	8,034,639	84,363,708

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $96,074,317)		93,722,086
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(65,470)

NET ASSETS - 100%		$93,656,616

The accompanying notes are an integral part of the financial statements.

33

Investment Portfolios - October 31, 2018

TARGET 2025 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Extended Series - Class R6	2,927,766	$29,628,989
Manning & Napier Blended Asset Moderate Series - Class R6	2,833,948	29,756,456

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $60,918,363)		59,385,445
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(18,659)

NET ASSETS - 100%		$59,366,786

## Less than (0.1%).

TARGET 2030 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Blended Asset Extended Series - Class R6	10,805,093	$109,347,539
Manning & Napier Blended Asset Maximum Series - Class R6	1,031,474	12,222,962

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $124,144,659)		121,570,501
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(85,575)

NET ASSETS - 100%		$121,484,926

TARGET 2035 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Extended Series - Class R6	2,396,383	$24,251,400
Manning & Napier Blended Asset Maximum Series - Class R6	1,103,351	13,074,707

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $38,053,170)		37,326,107
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(11,974)

NET ASSETS - 100%		$37,314,133

## Less than (0.1%).

The accompanying notes are an integral part of the financial statements.

34

Investment Portfolios - October 31, 2018

TARGET 2040 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Blended Asset Extended Series - Class R6	2,872,407	$29,068,763
Manning & Napier Blended Asset Maximum Series - Class R6	3,705,895	43,914,852

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $73,461,774)		72,983,615
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(50,361)

NET ASSETS - 100%		$72,933,254

TARGET 2045 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Extended Series - Class R6	303,132	$3,067,693
Manning & Napier Blended Asset Maximum Series - Class R6	1,472,131	17,444,750

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $20,687,629)		20,512,443
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(2,016)

NET ASSETS - 100%		$20,510,427

## Less than (0.1%).

TARGET 2050 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Blended Asset Maximum Series - Class R6	2,788,998	$33,049,623

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $32,969,296)		33,049,623
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(19,402)

NET ASSETS - 100%		$33,030,221

The accompanying notes are an integral part of the financial statements.

35

Investment Portfolios - October 31, 2018

TARGET 2055 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Blended Asset Maximum Series - Class R6	862,758	$10,223,687

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $10,253,669)		10,223,687
OTHER ASSETS, LESS LIABILITIES - 0.0%##		3,364

NET ASSETS - 100%		$10,227,051

## Less than 0.1%.

TARGET 2060 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.9%
Manning & Napier Blended Asset Maximum Series - Class R6	961,473	$11,393,453

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $11,562,075)		11,393,453
OTHER ASSETS, LESS LIABILITIES - 0.1%		8,834

NET ASSETS - 100%		$11,402,287

The accompanying notes are an integral part of the financial statements.

36

Statements of Assets and Liabilities

October 31, 2018

	TARGET INCOME	TARGET 2015		TARGET 2020	TARGET 2025		TARGET 2030
ASSETS:

Total investments in Underlying Series:
At value*	$125,824,382	$2,124,759		$93,722,086	$59,385,445		$121,570,501
Receivable from Advisor (Note 3)	20,376	13,090		20,785	29,096		27,690
Receivable for fund shares sold	74,801	985		29,966	11,358		199,690
Receivable for shares of Underlying Series sold	270	487		498	32,584		493
Prepaid expenses	17,635	20,474		18,017	22,073		18,105

TOTAL ASSETS	125,937,464	2,159,795		93,791,352	59,480,556		121,816,479

LIABILITIES:
Accrued sub-transfer agent fees (Note 3)	36,983	1,526		37,356	6,816		50,882
Accrued distribution and service (Rule 12b-1) fees (Note 3)	30,631	500		22,249	17,332		29,477
Accrued fund accounting and administration fees (Note 3)	13,851	13,125		13,675	13,789		13,833
Accrued Chief Compliance Officer service fees (Note 3)	401	401		401	401		401
Payable for shares of Underlying Series purchased	74,749	979		27,276	—		171,147
Accrued transfer agent fees	10,989	203		7,471	12,134		12,471
Accrued printing and postage fees	10,616	1,185		8,584	6,480		11,189
Audit fees payable	10,605	10,605		10,605	10,605		10,605
Custodian fees payable	2,151	3,806		3,930	3,945		3,920
Payable for fund shares repurchased	52	7		2,691	41,918		27,071
Other payables and accrued expenses	444	202		498	350		557

TOTAL LIABILITIES	191,472	32,539		134,736	113,770		331,553

TOTAL NET ASSETS	$125,745,992	$2,127,256		$93,656,616	$59,366,786		$121,484,926

NET ASSETS CONSIST OF:
Capital stock	129,543	1,942		101,893	50,565		129,468
Additional paid-in-capital	128,091,994	2,615,358		97,464,466	60,711,747		123,612,860
Total distributable earnings (loss)	(2,475,545)	(490,044)		(3,909,743)	(1,395,526)		(2,257,402)

TOTAL NET ASSETS	$125,745,992	$2,127,256		$93,656,616	$59,366,786		$121,484,926

Class K
Net Assets	$105,985,916	$1,801,554		$75,843,829	$34,659,092		$93,345,817
Shares Outstanding	10,895,895	164,597		8,235,398	2,953,615		9,934,557
Net Asset Value, Offering Price, and Redemption Price per share	$9.73	$10.95		$9.21	$11.73		$9.40
Class R
Net Assets	$18,769,027	$37,886		$13,813,670	$23,316,601		$22,412,980
Shares Outstanding	1,957,006	3,418		1,522,137	1,984,122		2,409,821
Net Asset Value, Offering Price, and Redemption Price per share	$9.59	$11.08		$9.08	$11.75		$9.30
Class I
Net Assets	$986,082	$282,862		$3,994,183	$1,386,154		$5,721,158
Shares Outstanding	100,843	25,748		431,278	118,344		601,852
Net Asset Value, Offering Price, and Redemption Price per share	$9.78	$10.99		$9.26	$11.71		$9.51
Class R6
Net Assets	$4,967	$4,954		$4,934	$4,939		$4,971
Shares Outstanding	508	451		533	421		523
Net Asset Value, Offering Price, and Redemption Price per share	$9.78	$10.99	[1]	$9.26	$11.72	[1]	$9.50

*At identified cost	$128,010,053	$2,177,285		$96,074,317	$60,918,363		$124,144,659

1 The net asset value of the Class R6 Shares of the Manning & Napier Target 2015 Series and Target 2025 Series’ net asset value were calculated using unrounded net assets of $4,953.99 and $4,938.83 divided by the unrounded shares outstanding of 450.736 and 421.376, respectively.

The accompanying notes are an integral part of the financial statements.

37

Statements of Assets and Liabilities

October 31, 2018

	TARGET 2035	TARGET 2040		TARGET 2045		TARGET 2050		TARGET 2055		TARGET 2060
ASSETS:

Total investments in Underlying Series:
At value*	$37,326,107	$72,983,615		$20,512,443		$33,049,623		$10,223,687		$11,393,453
Receivable from Advisor (Note 3)	28,070	27,389		27,086		24,249		26,182		29,855
Receivable for fund shares sold	118,475	33,561		4,523		26,397		6,020		10,895
Receivable for shares of Underlying Series sold	497	493		488		270		270		259
Prepaid expenses	20,980	17,394		20,529		16,677		20,488		24,684

TOTAL ASSETS	37,494,129	73,062,452		20,565,069		33,117,216		10,276,647		11,459,146

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	13,659	13,546		13,563		13,303		13,502		13,170
Accrued distribution and service (Rule 12b-1) fees (Note 3)	11,122	18,237		6,087		8,287		3,202		3,241
Accrued sub-transfer agent fees (Note 3)	5,493	29,832		3,919		13,385		2,239		2,554
Accrued Chief Compliance Officer service fees (Note 3)	402	401		401		401		402		401
Payable for shares of Underlying Series purchased	118,330	33,227		2,718		5,163		5,918		10,745
Accrued transfer agent fees	10,992	11,006		9,282		9,408		8,279		10,571
Audit fees payable	10,605	10,605		10,605		10,605		10,605		10,605
Accrued printing and postage fees	4,992	7,654		3,788		4,566		2,929		3,171
Custodian fees payable	3,930	3,905		3,896		2,159		2,151		2,119
Payable for fund shares repurchased	145	335		92		19,395		102		—
Other payables and accrued expenses	326	450		291		323		267		282

TOTAL LIABILITIES	179,996	129,198		54,642		86,995		49,596		56,859

TOTAL NET ASSETS	$37,314,133	$72,933,254		$20,510,427		$33,030,221		$10,227,051		$11,402,287

NET ASSETS CONSIST OF:
Capital stock	29,912	73,783		15,880		31,598		8,083		9,982
Additional paid-in-capital	37,697,114	71,169,121		20,299,923		31,679,789		10,149,302		11,547,562
Total distributable earnings (loss)	(412,893)	1,690,350		194,624		1,318,834		69,666		(155,257)

TOTAL NET ASSETS	$37,314,133	$72,933,254		$20,510,427		$33,030,221		$10,227,051		$11,402,287

Class K
Net Assets	$20,917,917	$55,270,941		$10,367,486		$23,352,935		$4,771,239		$6,894,683
Shares Outstanding	1,678,590	5,582,709		799,670		2,228,010		374,670		602,771
Net Asset Value, Offering Price, and Redemption Price per share	$12.46	$9.90		$12.96		$10.48		$12.73		$11.44
Class R
Net Assets	$15,631,193	$14,955,997		$9,384,189		$7,812,829		$5,135,583		$4,360,347
Shares Outstanding	1,251,570	1,524,903		730,025		755,652		408,756		382,589
Net Asset Value, Offering Price, and Redemption Price per share	$12.49	$9.81		$12.85		$10.34		$12.56		$11.40
Class I
Net Assets	$760,000	$2,701,241		$753,628		$1,859,312		$315,084		$142,112
Shares Outstanding	60,683	270,198		57,935		175,664		24,457		12,396
Net Asset Value, Offering Price, and Redemption Price per share	$12.52	$10.00		$13.01		$10.58		$12.88		$11.46
Class R6
Net Assets	$5,023	$5,075		$5,124		$5,145		$5,145		$5,145
Shares Outstanding	401	508		393		486		399		448
Net Asset Value, Offering Price, and Redemption Price per share	$12.53	$10.00	[1]	$13.03	[1]	$10.60	[1]	$12.90	[1]	$11.48

*At identified cost	$38,053,170	$73,461,774		$20,687,629		$32,969,296		$10,253,669		$11,562,075

1 The net asset values of the Class R6 Shares of the Manning & Napier Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series’ net asset value were calculated using unrounded net assets of $5,074.86, $5,124.04, $5,144.70 and $5,144.41 divided by the unrounded shares outstanding of 507.738, 393.216, 485.554 and 398.66, respectively.

The accompanying notes are an integral part of the financial statements.

38

Statements of Operations

For the Year Ended October 31, 2018

	TARGET INCOME	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030
INVESTMENT INCOME:
Income distributions from Underlying Series	$1,222,572	$32,838	$909,592	$429,964	$978,557

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K)(Note 3)	243,262	7,681	188,568	75,008	231,374
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	80,208	208	67,014	97,024	96,194
Sub-transfer agent fees (Note 3)	111,660	5,420	126,066	21,029	166,264
Fund accounting and administration fees (Note 3)	48,268	45,630	47,898	47,073	48,511
Directors’ fees (Note 3)	8,701	282	8,016	3,749	10,035
Chief Compliance Officer service fees (Note 3)	4,385	4,385	4,386	4,385	4,385
Registration and filing fees	52,064	47,232	50,643	55,736	50,814
Transfer agent fees	49,325	877	34,627	56,599	56,840
Audit fees	20,769	20,217	20,709	20,447	20,847
Custodian fees	2,843	4,974	5,198	5,216	5,126
Miscellaneous	35,538	9,725	30,880	26,556	38,798

Total Expenses	657,023	146,631	584,005	412,822	729,188
Less reduction of expenses (Note 3)	(101,514)	(131,830)	(127,737)	(138,212)	(148,802)

Net Expenses	555,509	14,801	456,268	274,610	580,386

NET INVESTMENT INCOME (LOSS)	667,063	18,037	453,324	155,354	398,171

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	53,511	(7,271)	735,124	126,048	1,916,331
Distributions of realized gains from Underlying Series	—	—	—	—	10,343
Net change in unrealized appreciation (depreciation) on Underlying Series	(2,010,867)	(44,102)	(2,141,344)	(1,459,991)	(2,369,816)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	(1,957,356)	(51,373)	(1,406,220)	(1,333,943)	(443,142)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,290,293)	$(33,336)	$(952,896)	$(1,178,589)	$(44,971)

The accompanying notes are an integral part of the financial statements.

39

Statements of Operations

For the Year Ended October 31, 2018

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055	TARGET 2060
INVESTMENT INCOME:
Income distributions from Underlying Series	$225,143	$493,946	$109,623	$182,596	$49,766	$41,273

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	59,302	60,872	37,194	28,699	20,307	13,494
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	48,720	137,170	24,403	53,718	11,622	12,390
Fund accounting and administration fees (Note 3)	46,632	47,323	46,315	46,304	46,088	45,726
Sub-transfer agent fees (Note 3)	17,896	97,962	13,023	43,306	6,637	6,416
Chief Compliance Officer service fees (Note 3)	4,386	4,385	4,385	4,385	4,385	4,385
Directors’ fees (Note 3)	2,349	6,027	1,383	2,575	658	533
Registration and filing fees	49,830	48,321	47,908	46,646	47,446	48,417
Transfer agent fees	47,663	48,341	41,386	40,370	38,160	43,768
Audit fees	20,360	20,588	20,293	20,353	20,241	20,229
Custodian fees	5,183	5,154	5,132	2,895	2,880	2,598
Miscellaneous	22,462	29,780	19,277	21,119	17,000	18,125

Total Expenses	324,783	505,923	260,699	310,370	215,424	216,081
Less reduction of expenses (Note 3)	(152,024)	(156,015)	(161,618)	(163,040)	(165,409)	(174,617)

Net Expenses	172,759	349,908	99,081	147,330	50,015	41,464

NET INVESTMENT INCOME (LOSS)	52,384	144,038	10,542	35,266	(249)	(191)

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	316,861	2,168,815	376,331	1,246,629	106,996	18,505
Distributions of realized gains from Underlying Series	5,262	25,801	6,666	16,583	3,330	2,316
Net change in unrealized appreciation (depreciation) on Underlying Series	(709,726)	(475,613)	(184,998)	47,864	(35,998)	(172,805)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	(387,603)	1,719,003	197,999	1,311,076	74,328	(151,984)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(335,219)	$1,863,041	$208,541	$1,346,342	$74,079	$(152,175)

The accompanying notes are an integral part of the financial statements.

40

Statements of Changes in Net Assets

	TARGET INCOME		TARGET 2015
	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$667,063	$1,228,046	$18,037	$78,493
Net realized gain (loss) on Underlying Series	53,511	1,566,264	(7,271)	367,523
Distributions of realized gains from Underlying Series	—	177,420	—	96,932
Net change in unrealized appreciation (depreciation) on Underlying Series	(2,010,867)	2,571,384	(44,102)	(112,149)

Net increase (decrease) from operations	(1,290,293)	5,543,114	(33,336)	430,799

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):
Class K	(551,937)	(995,759)	(18,450)	(47,515)
Class R	(79,029)	(26,587)	(150)	(72)
Class I	(41,364)	(212,436)	(2,948)	(42,420)
Class R6	(45)	—	(48)	—

Total distributions to shareholders	(672,375)	(1,234,782)*	(21,596)	(90,007)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	28,747,761	16,826,923	(2,383,524)	(2,508,194)

Net increase (decrease) in net assets	26,785,093	21,135,255	(2,438,456)	(2,167,402)

NET ASSETS:

Beginning of year	98,960,899	77,825,644	4,565,712	6,733,114

End of year	$125,745,992	$98,960,899	$2,127,256	$4,565,712

* For the year ended October 31, 2017, the distributions to shareholders from net investment income for Target Income and Target 2015 for Class K was $995,759 and $47,515; for Class R was $26,587 and $72; for Class I was $212,436 and $42,420, respectively.

The accompanying notes are an integral part of the financial statements.

41

Statements of Changes in Net Assets

	TARGET 2020		TARGET 2025		TARGET 2030
	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$453,324	$1,453,253	$155,354	$343,482	$398,171	$1,414,622
Net realized gain (loss) on Underlying Series	735,124	3,855,178	126,048	2,781,375	1,916,331	5,442,759
Distributions of realized gains from Underlying Series	—	2,459,609	—	509,957	10,343	2,854,246
Net change in unrealized appreciation (depreciation) on Underlying Series	(2,141,344)	3,295,573	(1,459,991)	(498,082)	(2,369,816)	6,774,360

Net increase (decrease) from operations	(952,896)	11,063,613	(1,178,589)	3,136,732	(44,971)	16,485,987

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class K	(333,197)	(1,051,197)	(120,108)	(204,189)	(308,506)	(1,172,112)
Class R	(38,502)	(56,852)	(51,904)	(27,133)	(40,634)	(87,689)
Class I	(140,194)	(750,355)	(12,139)	(244,222)	(146,983)	(903,645)
Class R6	(39)	—	(36)	—	(34)	—

Total distribution to shareholders	(511,932)	(1,858,404)*	(184,187)	(475,544)*	(496,157)	(2,163,446)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(19,422,193)	(24,644,386)	20,316,770	7,316,471	(19,606,205)	(13,600,340)

Net increase (decrease) in net assets	(20,887,021)	(15,439,177)	18,953,994	9,977,659	(20,147,333)	722,201

NET ASSETS:

Beginning of year	114,543,637	129,982,814	40,412,792	30,435,133	141,632,259	140,910,058

End of year	$93,656,616	$114,543,637	$59,366,786	$40,412,792	$121,484,926	$141,632,259

* For the year ended October 31, 2017, the distributions to shareholders from net investment income for Target 2020, Target 2025, and Target 2030 for Class K was $1,051,197, $204,189, and $1,172,112; for Class R was $56,852, $27,133, and $87,689; for Class I was $750,355, $244,222, and $903,645, respectively.

The accompanying notes are an integral part of the financial statements.

42

Statements of Changes in Net Assets

	TARGET 2035		TARGET 2040		TARGET 2045
	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$52,384	$219,197	$144,038	$557,444	$10,542	$76,832
Net realized gain (loss) on Underlying Series	316,861	1,504,119	2,168,815	7,527,200	376,331	1,738,410
Distributions of realized gains from Underlying Series	5,262	629,154	25,801	2,704,575	6,666	478,562
Net change in unrealized appreciation (depreciation) on Underlying Series	(709,726)	1,183,536	(475,613)	2,613,161	(184,998)	119,733

Net increase (decrease) from operations	(335,219)	3,536,006	1,863,041	13,402,380	208,541	2,413,537

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class K	(309,933)	(243,537)	(1,134,887)	(675,356)	(552,542)	(172,547)
Class R	(119,611)	(24,552)	(173,383)	(47,294)	(274,363)	(24,869)
Class I	(18,396)	(257,881)	(542,227)	(418,483)	(86,775)	(153,655)
Class R6	(95)	—	(123)	—	(283)	—

Total distributions to shareholders	(448,035)	(525,970)*	(1,850,620)	(1,141,133)*	(913,963)	(351,071)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	11,780,503	(1,949,831)	(11,082,791)	(16,725,799)	5,322,101	(241,049)

Net increase (decrease) in net assets	10,997,249	1,060,205	(11,070,370)	(4,464,552)	4,616,679	1,821,417

NET ASSETS:

Beginning of year	26,316,884	25,256,679	84,003,624	88,468,176	15,893,748	14,072,331

End of year	$37,314,133	$26,316,884	$72,933,254	$84,003,624	$20,510,427	$15,893,748

* For the year ended October 31, 2017, the distributions to shareholders from net investment income for Target 2035, Target 2040, and Target 2045 for Class K was $164,395, $675,356, and $80,909; for Class R was $15,877, $47,294, and $10,534; for Class I was $181,228, $418,483, and $76,897, respectively. The distributions to shareholders from net realized gain on investments for Target 2035, Target 2040, and Target 2045 for Class K was $79,142, $0, and $91,638; for Class R was $8,675, $0, and $14,335; for Class I was $76,653, $0, and $76,758, respectively.

The accompanying notes are an integral part of the financial statements.

43

Statements of Changes in Net Assets

	TARGET 2050		TARGET 2055		TARGET 2060
	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss).	$35,266	$167,042	$(249)	$35,048	$(191)	$8,669
Net realized gain (loss) on Underlying Series	1,246,629	4,841,813	106,996	965,931	18,505	490,147
Distributions of realized gains from Underlying Series	16,583	1,133,284	3,330	217,817	2,316	59,549
Net change in unrealized appreciation (depreciation) on Underlying Series	47,864	(353,000)	(35,998)	(62,324)	(172,805)	(117,924)

Net increase from operations.	1,346,342	5,789,139	74,079	1,156,472	(152,175)	440,441

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class K	(1,432,399)	(179,577)	(374,095)	(57,576)	(379,653)	(25,579)
Class R	(264,695)	(21,593)	(242,383)	(11,041)	(152,746)	(2,130)
Class I	(1,026,318)	(190,175)	(21,844)	(75,752)	(11,524)	(1,262)
Class R6	(373)	—	(428)	—	(531)	—

Total distributions to shareholders	(2,723,785)	(391,345)*	(638,750)	(144,369)*	(544,454)	(28,971)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(973,191)	(251,583)	4,047,900	50,202	7,464,444	2,578,695

Net increase (decrease) in net assets	(2,350,634)	5,146,211	3,483,229	1,062,305	6,767,815	2,990,165

NET ASSETS:

Beginning of year	35,380,855	30,234,644	6,743,822	5,681,517	4,634,472	1,644,307

End of year	$33,030,221	$35,380,855	$10,227,051	$6,743,822	$11,402,287	$4,634,472

* For the year ended October 31, 2017, the distributions to shareholders from net investment income for Target 2050, Target 2055, and Target 2060 for Class K was $179,577, $28,911, and $17,972; for Class R was $21,593, $5,418, and $1,517; for Class I was $190,175, $41,404, and $933, respectively. The distributions to shareholders from net realized gain on investments for Target 2050, Target 2055, and Target 2060 for Class K was $0, $28,665, and $7,607; for Class R was $0, $5,623, and $613; for Class I was $0, $34,348, and $329, respectively.

The accompanying notes are an integral part of the financial statements.

44

Financial Highlights

TARGET INCOME SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.88	$9.39	$9.72	$10.84	$11.00

Income (loss) from investment operations:
Net investment income[1,2]	0.06	0.14	0.17	0.15	0.18
Net realized and unrealized gain (loss) on investments	(0.15)	0.49	0.09	(0.29)	0.37

Total from investment operations	(0.09)	0.63	0.26	(0.14)	0.55

Less distributions to shareholders:
From net investment income	(0.06)	(0.14)	(0.17)	(0.28)	(0.29)
From net realized gain on investments	—	—	(0.42)	(0.70)	(0.42)

Total distributions to shareholders	(0.06)	(0.14)	(0.59)	(0.98)	(0.71)

Net asset value - End of year	$9.73	$9.88	$9.39	$9.72	$10.84

Net assets - End of year (000’s omitted)	$105,986	$80,786	$64,297	$67,322	$52,442

Total return[3]	(0.93%)	6.85%	2.97%	(1.38%)	5.35%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]	0.31%[5]	0.30%[6]	0.30%[7]	0.30%[6]
Net investment income[2]	0.59%	1.45%	1.84%	1.54%	1.63%
Series portfolio turnover[8]	9%	133%	6%	16%	15%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.10%[4]	0.15%[5]	0.12%[6]	0.16%[7]	0.12%[6]
TARGET INCOME SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year): Net asset value - Beginning of year	$9.76	$9.28	$9.61	$10.71	$10.89

Income (loss) from investment operations:
Net investment income[1,2]	0.04	0.05	0.19	0.21	0.15
Net realized and unrealized gain (loss) on investments	(0.16)	0.56	0.04	(0.38)	0.36

Total from investment operations	(0.12)	0.61	0.23	(0.17)	0.51

Less distributions to shareholders:
From net investment income (loss)	(0.05)	(0.13)	(0.14)	(0.23)	(0.27)
From net realized gain on investments	—	—	(0.42)	(0.70)	(0.42)

Total distributions to shareholders	(0.05)	(0.13)	(0.56)	(0.93)	(0.69)

Net asset value - End of year	$9.59	$9.76	$9.28	$9.61	$10.71

Net assets - End of year (000’s omitted)	$18,769	$9,910	$1,148	$2,468	$13,406

Total return[3]	(1.21%)	6.68%	2.69%	(1.70%)	5.00%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.55%[6]
Net investment income[2]	0.37%	0.57%	2.07%	2.05%	1.40%
Series portfolio turnover[8]	9%	133%	6%	16%	15%

*For certain periods presented, the investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.00%[4]	0.15%[5]	0.12%[6]	0.16%[7]	0.12%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.67%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

45

Financial Highlights

TARGET INCOME SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.92	$9.42		$9.75	$10.88	$11.04

Income (loss) from investment operations:
Net investment income[1,2]	0.11	0.19		0.24	0.16	0.21
Net realized and unrealized gain (loss) on investments	(0.18)	0.48		0.04	(0.28)	0.37

Total from investment operations	(0.07)	0.67		0.28	(0.12)	0.58

Less distributions to shareholders:
From net investment income	(0.07)	(0.17)		(0.19)	(0.31)	(0.32)
From net realized gain on investments	—	—		(0.42)	(0.70)	(0.42)

Total distributions to shareholders	(0.07)	(0.17)		(0.61)	(1.01)	(0.74)

Net asset value - End of year	$9.78	$9.92		$9.42	$9.75	$10.88

Net assets - End of year (000’s omitted)	$986	$8,260		$12,380	$26,000	$11,610

Total return[3]	(0.70%)	7.20%		3.20%	(1.21%)	5.59%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]	0.06	%5	0.05%[6]	0.05%[7]	0.05%[6]
Net investment income[2]	1.10%	2.02%		2.61%	1.65%	1.92%
Series portfolio turnover[8]	9%	133%		6%	16%	15%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.16%[4]	0.15%[5]		0.12%[6]	0.16%[7]	0.12%[6]

TARGET INCOME SERIES CLASS R6	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.92	$9.93

Income (loss) from investment operations:
Net investment income[1,2]	0.10	—
Net realized and unrealized gain (loss) on investments	(0.15)	(0.01)

Total from investment operations	(0.05)	(0.01)

Less distributions to shareholders:
From net investment income	(0.09)	—

Total distributions to shareholders	(0.09)	—

Net asset value - End of period	$9.78	$9.92

Net assets - End of period (000’s omitted)	$5	$5

Total return[10]	(0.52%)	(0.10%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,11]
Net investment income (loss)[2]	1.01%	(0.05%)[5,11]
Series portfolio turnover[8]	9%	133%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.14%[4]	0.15%[5]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.67%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

11Annualized.

The accompanying notes are an integral part of the financial statements.

46

Financial Highlights

TARGET 2015 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.14	$10.49	$11.17	$12.07	$11.79

Income (loss) from investment operations:
Net investment income[1,2]	0.05	0.12	0.11	0.12	0.10
Net realized and unrealized gain (loss) on investments	(0.18)	0.68	0.13	(0.35)	0.53

Total from investment operations	(0.13)	0.80	0.24	(0.23)	0.63

Less distributions to shareholders:
From net investment income	(0.06)	(0.15)	(0.12)	(0.28)	(0.26)
From net realized gain on investments	—	—	(0.80)	(0.39)	(0.09)

Total distributions to shareholders	(0.06)	(0.15)	(0.92)	(0.67)	(0.35)

Net asset value - End of year	$10.95	$11.14	$10.49	$11.17	$12.07

Net assets - End of year (000’s omitted)	$1,802	$4,196	$3,274	$3,500	$3,200

Total return[3]	(1.16%)	7.70%	2.58%	(2.04%)	5.45%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]	0.31%[5]	0.30%[6]	0.30%[7]	0.30%[8]
Net investment income[2]	0.49%	1.11%	1.09%	1.01%	0.80%
Series portfolio turnover[9]	46%	139%	49%	46%	46%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	3.81%[4]	2.39%[5]	1.51%[6]	1.14%[7]	1.41%[8]
TARGET 2015 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.29	$10.51	$11.19	$12.09	$11.81

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.03	0.13	0.09	0.12	0.07
Net realized and unrealized gain (loss) on investments	(0.20)	0.66	0.13	(0.39)	0.53

Total from investment operations	(0.17)	0.79	0.22	(0.27)	0.60

Less distributions to shareholders:
From net investment income	(0.04)	(0.01)	(0.10)	(0.24)	(0.23)
From net realized gain on investments	—	—	(0.80)	(0.39)	(0.09)

Total distributions to shareholders	(0.04)	(0.01)	(0.90)	(0.63)	(0.32)

Net asset value - End of year	$11.08	$11.29	$10.51	$11.19	$12.09

Net assets - End of year (000’s omitted)	$38	$40	$802	$839	$1,587

Total return[3]	(1.50%)	7.47%	2.34%	(2.37%)	5.22%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.55%[8]
Net investment income[2]	0.28%	1.21%	0.86%	1.07%	0.60%
Series portfolio turnover[9]	46%	139%	49%	46%	46%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	3.80%[4]	2.39%[5]	1.51%[6]	1.14%[7]	1.47%[8]
1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights

TARGET 2015 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.19	$10.53	$11.21	$12.11	$11.83

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.20	0.16	0.15	0.14
Net realized and unrealized gain (loss) on investments	(0.19)	0.63	0.11	(0.35)	0.51

Total from investment operations	(0.10)	0.83	0.27	(0.20)	0.65

Less distributions to shareholders:
From net investment income	(0.10)	(0.17)	(0.15)	(0.31)	(0.28)
From net realized gain on investments	—	—	(0.80)	(0.39)	(0.09)

Total distributions to shareholders	(0.10)	(0.17)	(0.95)	(0.70)	(0.37)

Net asset value - End of year	$10.99	$11.19	$10.53	$11.21	$12.11

Net assets - End of year (000’s omitted)	$283	$324	$2,657	$5,129	$4,785

Total return[3]	(0.94%)	8.03%	2.85%	(1.78%)	5.67%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]	0.05%[5]	0.05%[6]	0.05%[7]	0.05%[8]
Net investment income[2]	0.83%	1.88%	1.53%	1.28%	1.12%
Series portfolio turnover[9]	46%	139%	49%	46%	46%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	3.81%[4]	2.39%[5]	1.51%[6]	1.14%[7]	1.46%[8]

TARGET 2015 SERIES CLASS R6	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/16/17[10] TO 10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.19	$11.20

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.10	—
Net realized and unrealized gain (loss) on investments	(0.19)	(0.01)

Total from investment operations	(0.09)	(0.01)

Less distributions to shareholders:
From net investment income	(0.11)	—

Total distributions to shareholders	(0.11)	—

Net asset value - End of year	$10.99	$11.19

Net assets - End of year (000’s omitted)	$5	$5

Total return[11]	(0.84%)	(0.09%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,12]
Net investment income (loss)[2]	0.93%	(0.05%)[12]
Series portfolio turnover[9]	46%	139%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	3.81%[4]	2.39%[5,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Commencement of operations.

11Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

48

Financial Highlights

TARGET 2020 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.40	$8.75	$9.45	$10.77	$10.79

Income (loss) from investment operations:
Net investment income[1,2]	0.04	0.09	0.09	0.11	0.11
Net realized and unrealized gain on investments	(0.19)	0.68	0.12	(0.33)	0.51

Total from investment operations	(0.15)	0.77	0.21	(0.22)	0.62

Less distributions to shareholders:
From net investment income	(0.04)	(0.12)	(0.10)	(0.28)	(0.25)
From net realized gain on investments	—	—	(0.81)	(0.82)	(0.39)

Total distributions to shareholders	(0.04)	(0.12)	(0.91)	(1.10)	(0.64)

Net asset value - End of year	$9.21	$9.40	$8.75	$9.45	$10.77

Net assets - End of year (000’s omitted)	$75,844	$70,632	$79,236	$80,006	$95,364

Total return[3]	(1.58%)	8.91%	2.83%	(2.24%)	6.14%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]	0.31%[5]	0.30%[6]	0.30%[7]	0.30%[8]
Net investment income[2]	0.44%	1.04%	1.08%	1.17%	1.06%
Series portfolio turnover[9]	27%	118%	16%	42%	37%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.14%[4]	0.09%[5]	0.06%[6]	0.04%[7]	0.03%[8]

TARGET 2020 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.28	$8.64	$9.34	$10.60	$10.66

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.02	0.06	0.09	0.12	0.09
Net realized and unrealized gain on investments	(0.19)	0.68	0.09	(0.32)	0.47

Total from investment operations	(0.17)	0.74	0.18	(0.20)	0.56

Less distributions to shareholders:
From net investment income	(0.03)	(0.10)	(0.07)	(0.24)	(0.23)
From net realized gain on investments	—	—	(0.81)	(0.82)	(0.39)

Total distributions to shareholders	(0.03)	(0.10)	(0.88)	(1.06)	(0.62)

Net asset value - End of year	$9.08	$9.28	$8.64	$9.34	$10.60

Net assets - End of year (000’s omitted)	$13,814	$10,851	$4,553	$8,193	$22,564

Total return[3]	(1.85%)	8.69%	2.56%	(2.13%)	5.55%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]	0.56%[5]	0.55%[6]	0.55%[7]	0.55%[8]
Net investment income[2]	0.17%	0.63%	1.04%	1.24%	0.83%
Series portfolio turnover[9]	27%	118%	16%	42%	37%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.04%[4]	0.09%[5]	0.06%[6]	0.04%[7]	0.03%[8]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

TARGET 2020 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.45	$8.79	$9.50	$10.81	$10.83

Income (loss) from investment operations:
Net investment income[1,2]	0.08	0.13	0.13	0.13	0.16
Net realized and unrealized gain on investments	(0.21)	0.67	0.09	(0.31)	0.49

Total from investment operations	(0.13)	0.80	0.22	(0.18)	0.65

Less distributions to shareholders:
From net investment income	(0.06)	(0.14)	(0.12)	(0.31)	(0.28)
From net realized gain on investments	—	—	(0.81)	(0.82)	(0.39)

Total distributions to shareholders	(0.06)	(0.14)	(0.93)	(1.13)	(0.67)

Net asset value - End of year	$9.26	$9.45	$8.79	$9.50	$10.81

Net assets - End of year (000’s omitted)	$3,994	$33,056	$46,194	$74,947	$61,673

Total return[3]	(1.43%)	9.28%	2.97%	(1.87%)	6.37%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]	0.06%[5]	0.05%[6]	0.05%[7]	0.05%[8]
Net investment income[2]	0.84%	1.44%	1.55%	1.33%	1.48%
Series portfolio turnover[9]	27%	118%	16%	42%	37%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.17%[4]	0.09%[5]	0.06%[6]	0.04%[7]	0.03%[8]

TARGET 2020 SERIES CLASS R6	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/16/17[10] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.45	$9.46

Income (loss) from investment operations:
Net investment income[1,2]	0.08	—
Net realized and unrealized gain (loss) on investments	(0.20)	(0.01)

Total from investment operations	(0.12)	(0.01)

Less distributions to shareholders:
From net investment income	(0.07)	—

Total distributions to shareholders	(0.07)	—

Net asset value - End of period	$9.26	$9.45

Net assets - End of period (000’s omitted)	$5	$5

Total return[11]	(1.24%)	(0.11%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,12]
Net investment income (loss)[2]	0.84%	(0.05%)[12]
Series portfolio turnover[9]	27%	118%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts :

	0.15%[4]	0.09%[5,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Commencement of operations.

11Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

50

Financial Highlights

TARGET 2025 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.97	$11.02	$11.82	$13.01	$12.50

Income (loss) from investment operations:
Net investment income[1,2]	0.04	0.10	0.12	0.12	0.09
Net realized and unrealized gain (loss) on investments	(0.22)	1.01	0.15	(0.40)	0.80

Total from investment operations	(0.18)	1.11	0.27	(0.28)	0.89

Less distributions to shareholders:
From net investment income	(0.05)	(0.16)	(0.13)	(0.43)	(0.34)
From net realized gain on investments	(0.01)	—	(0.94)	(0.48)	(0.04)

Total distributions to shareholders	(0.06)	(0.16)	(1.07)	(0.91)	(0.38)

Net asset value - End of year	$11.73	$11.97	$11.02	$11.82	$13.01

Net assets - End of year (000’s omitted)	$34,659	$25,591	$13,381	$11,896	$7,501

Total return[3]	(1.58%)	10.23%	2.86%	(2.31%)	7.28%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]	0.31%[5]	0.30%[6]	0.30%[7]	0.30%[8]
Net investment income[2]	0.37%	0.86%	1.08%	1.01%	0.66%
Series portfolio turnover[9]	25%	208%	51%	27%	30%

.*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.28%[4]	0.43%[5]	0.33%[6]	0.39%[7]	0.59%[8]

TARGET 2025 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.00	$11.05	$11.86	$13.02	$12.53

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.02	0.04	0.09	0.13	0.10
Net realized and unrealized gain (loss) on investments	(0.23)	1.04	0.14	(0.43)	0.75

Total from investment operations	(0.21)	1.08	0.23	(0.30)	0.85

Less distributions to shareholders:
From net investment income	(0.03)	(0.13)	(0.10)	(0.38)	(0.32)
From net realized gain on investments	(0.01)	—	(0.94)	(0.48)	(0.04)

Total distributions to shareholders	(0.04)	(0.13)	(1.04)	(0.86)	(0.36)

Net asset value - End of year	$11.75	$12.00	$11.05	$11.86	$13.02

Net assets - End of year (000’s omitted)	$23,317	$12,693	$1,671	$2,101	$3,799

Total return[3]	(1.78%)	9.94%	2.50%	(2.44%)	6.93%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.55%[8]
Net investment income[2]	0.16%	0.30%	0.87%	1.07%	0.75%
Series portfolio turnover[9]	25%	208%	51%	27%	30%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.24%[4]	0.43%[5]	0.33%[6]	0.39%[7]	0.62%[8]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

51

Financial Highlights

TARGET 2025 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.94	$10.99	$11.80	$12.98	$12.47

Income (loss) from investment operations:
Net investment income[1,2]	0.08	0.19	0.15	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.23)	0.95	0.14	(0.40)	0.75

Total from investment operations	(0.15)	1.14	0.29	(0.24)	0.91

Less distributions to shareholders:
From net investment income	(0.07)	(0.19)	(0.16)	(0.46)	(0.36)
From net realized gain on investments	(0.01)	—	(0.94)	(0.48)	(0.04)

Total distributions to shareholders	(0.08)	(0.19)	(1.10)	(0.94)	(0.40)

Net asset value - End of year	$11.71	$11.94	$10.99	$11.80	$12.98

Net assets - End of year (000’s omitted)	$1,386	$2,123	$15,384	$15,539	$13,046

Total return[3]	(1.33%)	10.52%	3.04%	(2.00%)	7.51%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]	0.05%[5]	0.05%[6]	0.05%[7]	0.05%[8]
Net investment income[2]	0.69%	1.71%	1.38%	1.29%	1.22%
Series portfolio turnover[9]	25%	208%	51%	27%	30%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.37%[4]	0.43%[5]	0.33%[6]	0.39%[7]	0.64%[8]

TARGET 2025 SERIES CLASS R6	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/16/17[10] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.94	$11.95

Income (loss) from investment operations:
Net investment income[1,2]	0.10	—
Net realized and unrealized gain (loss) on investments	(0.23)	(0.01)

Total from investment operations	(0.13)	(0.01)

Less distributions to shareholders:
From net investment income	(0.08)	—
From net realized gain on investments	(0.01)	—

Total distributions to shareholders	(0.09)	—

Net asset value - End of period	$11.72	$11.94

Net assets - End of period (000’s omitted)	$5	$5

Total return[11]	(1.15%)	(0.08%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,12]
Net investment income (loss)[2]	0.80%	(0.05%)[12]
Series portfolio turnover[9]	25%	208%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.38%[4]	0.43%[5,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Commencement of operations.

11Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

52

Financial Highlights

TARGET 2030 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.52	$8.59	$9.78	$11.52	$11.40

Income (loss) from investment operations:
Net investment income[1,2]	0.03	0.08	0.08	0.11	0.10
Net realized and unrealized gain (loss) on investments	(0.12)	0.98	0.13	(0.34)	0.73

Total from investment operations	(0.09)	1.06	0.21	(0.23)	0.83

Less distributions to shareholders:
From net investment income	(0.03)	(0.13)	(0.09)	(0.44)	(0.35)
From net realized gain on investments	—	—	(1.31)	(1.07)	(0.36)

Total distributions to shareholders	(0.03)	(0.13)	(1.40)	(1.51)	(0.71)

Net asset value - End of year	$9.40	$9.52	$8.59	$9.78	$11.52

Net assets - End of year (000’s omitted)	$93,346	$89,018	$79,527	$79,169	$118,788

Total return[3]	(0.93%)	12.49%	3.12%	(2.33%)	7.67%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]	0.31%[5]	0.30%[6]	0.30%[6]	0.30%[7]
Net investment income[2]	0.31%	0.89%	0.94%	1.11%	0.87%
Series portfolio turnover[8]	29%	130%	22%	38%	27%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.13%[4]	0.08%[5]	0.06%[6]	0.04%[6]	0.03%[7]

TARGET 2030 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.43	$8.51	$9.70	$11.37	$11.31

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.01	0.05	0.07	0.10	0.07
Net realized and unrealized gain (loss) on investments	(0.12)	0.98	0.12	(0.30)	0.67

Total from investment operations	(0.11)	1.03	0.19	(0.20)	0.74

Less distributions to shareholders:
From net investment income	(0.02)	(0.11)	(0.07)	(0.40)	(0.32)
From net realized gain on investments	—	—	(1.31)	(1.07)	(0.36)

Total distributions to shareholders	(0.02)	(0.11)	(1.38)	(1.47)	(0.68)

Net asset value - End of year	$9.30	$9.43	$8.51	$9.70	$11.37

Net assets - End of year (000’s omitted)	$22,413	$14,500	$7,832	$11,115	$20,894

Total return[3]	(1.15%)	12.20%	2.85%	(2.11%)	6.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]	0.56%[5]	0.55%[6]	0.55%[6]	0.55%[7]
Net investment income[2]	0.08%	0.59%	0.84%	0.95%	0.62%
Series portfolio turnover[8]	29%	130%	22%	38%	27%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.03%[4]	0.08%[5]	0.06%[6]	0.04%[6]	0.03%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

53

Financial Highlights

TARGET 2030 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.62	$8.68	$9.87	$11.61	$11.48

Income (loss) from investment operations:
Net investment income[1,2]	0.06	0.12	0.12	0.12	0.14
Net realized and unrealized gain (loss) on investments	(0.12)	0.97	0.11	(0.32)	0.73

Total from investment operations	(0.06)	1.09	0.23	(0.20)	0.87

Less distributions to shareholders:
From net investment income	(0.05)	(0.15)	(0.11)	(0.47)	(0.38)
From net realized gain on investments	—	—	(1.31)	(1.07)	(0.36)

Total distributions to shareholders	(0.05)	(0.15)	(1.42)	(1.54)	(0.74)

Net asset value - End of year	$9.51	$9.62	$8.68	$9.87	$11.61

Net assets - End of year (000’s omitted)	$5,721	$38,110	$53,551	$75,870	$58,075

Total return[3]	(0.65%)	12.76%	3.38%	(2.02%)	7.95%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]	0.06%[5]	0.05%[6]	0.05%[6]	0.05%[7]
Net investment income[2]	0.66%	1.30%	1.36%	1.22%	1.23%
Series portfolio turnover[8]	29%	130%	22%	38%	27%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.15%[4]	0.08%[5]	0.06%[6]	0.04%[6]	0.03%[7]

TARGET 2030 SERIES CLASS R6	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.61	$9.62

Income (loss) from investment operations:
Net investment income[1,2]	0.07	—
Net realized and unrealized gain (loss) on investments	(0.11)	(0.01)

Total from investment operations	(0.04)	(0.01)

Less distributions to shareholders:
From net investment income	(0.07)	—

Total distributions to shareholders	(0.07)	—

Net asset value - End of period	$9.50	$9.61

Net assets - End of period (000’s omitted)	$5	$5

Total return[10]	(0.48%)	(0.10%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,11]
Net investment income (loss)	0.72%	(0.05%)[11]
Series portfolio turnover[8]	29%	130%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

	0.14%[4]	0.08%[5,11]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

11Annualized.

The accompanying notes are an integral part of the financial statements.

54

Financial Highlights

TARGET 2035 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.66	$11.30	$12.32	$13.71	$13.22

Income (loss) from investment operations:
Net investment income[1,2]	0.03	0.08	0.08	0.11	0.06
Net realized and unrealized gain (loss) on investments	(0.03)	1.50	0.21	(0.38)	0.99

Total from investment operations	— [3]	1.58	0.29	(0.27)	1.05

Less distributions to shareholders:
From net investment income	(0.04)	(0.15)	(0.10)	(0.61)	(0.46)
From net realized gain on investments	(0.16)	(0.07)	(1.21)	(0.51)	(0.10)

Total distributions to shareholders	(0.20)	(0.22)	(1.31)	(1.12)	(0.56)

Net asset value - End of year	$12.46	$12.66	$11.30	$12.32	$13.71

Net assets - End of year (000’s omitted)	$20,918	$18,235	$11,745	$8,979	$5,378

Total return[4]	(0.01%)	14.32%	3.13%	(2.20%)	8.17%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[5]	0.31%[6]	0.30%[7]	0.30%[7]	0.30%[8]
Net investment income[2]	0.23%	0.67%	0.71%	0.86%	0.44%
Series portfolio turnover[9]	32%	173%	22%	26%	24%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.49%[5]	0.54%[6]	0.43%[7]	0.52%[7]	0.83%[8]

TARGET 2035 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.70	$11.33	$12.34	$13.72	$13.25

Income (loss) from investment operations:
Net investment income[1,2]	— [3]	0.03	0.06	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.02)	1.52	0.21	(0.38)	0.93

Total from investment operations	(0.02)	1.55	0.27	(0.30)	1.00

Less distributions to shareholders:
From net investment income	(0.03)	(0.11)	(0.07)	(0.57)	(0.43)
From net realized gain on investments	(0.16)	(0.07)	(1.21)	(0.51)	(0.10)

Total distributions to shareholders	(0.19)	(0.18)	(1.28)	(1.08)	(0.53)

Net asset value - End of year	$12.49	$12.70	$11.33	$12.34	$13.72

Net assets - End of year (000’s omitted)	$15,631	$7,112	$2,057	$2,337	$2,911

Total return[4]	(0.18%)	13.96%	2.92%	(2.44%)	7.82%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[5]	0.55%[6]	0.55%[7]	0.55%[7]	0.55%[8]
Net investment income[2]	0.01%	0.23%	0.50%	0.66%	0.49%
Series portfolio turnover[9]	32%	173%	22%	26%	24%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.43%[5]	0.54%[6]	0.43%[7]	0.52%[7]	0.88%[8]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Less than $0.01.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

55

Financial Highlights

TARGET 2035 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year
Net asset value - Beginning of year	$12.71	$11.35	$12.36	$13.75	$13.25

Income (loss) from investment operations:
Net investment income[1,2]	0.07	0.16	0.11	0.14	0.12
Net realized and unrealized gain (loss) on investments	(0.04)	1.45	0.21	(0.38)	0.96

Total from investment operations	0.03	1.61	0.32	(0.24)	1.08

Less distributions to shareholders:
From net investment income	(0.06)	(0.18)	(0.12)	(0.64)	(0.48)
From net realized gain on investments	(0.16)	(0.07)	(1.21)	(0.51)	(0.10)

Total distributions to shareholders	(0.22)	(0.25)	(1.33)	(1.15)	(0.58)

Net asset value - End of year	$12.52	$12.71	$11.35	$12.36	$13.75

Net assets - End of year (000’s omitted)	$760	$964	$11,455	$10,993	$9,487

Total return[3]	0.27%	14.53%	3.45%	(1.98%)	8.43%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]	0.05%[5]	0.05%[6]	0.05%[6]	0.05%[7]
Net investment income[2]	0.54%	1.37%	1.01%	1.07%	0.88%
Series portfolio turnover[8]	32%	173%	22%	26%	24%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.56%[4]	0.54%[5]	0.43%[6]	0.52%[6]	0.91%[7]

TARGET 2035 SERIES CLASS R6	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.71	$12.71

Income (loss) from investment operations:
Net investment Income[2,10]	0.09	—
Net realized and unrealized gain (loss) on investments	(0.04)	—

Total from investment operations	0.05	—

Less distributions to shareholders:
From net investment income	(0.07)	—
From net realized gain on investments	(0.16)	—

Total distributions to shareholders	(0.23)	—

Net asset value - End of period	$12.53	$12.71

Net assets - End of period (000’s omitted)	$5	$5

Total return[11]	0.44%	0.00%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,12]
Net investment income (loss)[2]	0.66%	(0.05%)[12]
Series portfolio turnover[8]	32%	173%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.56%[4]	0.54%[5,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Calculated based on average shares outstanding during the periods.

11Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

56

Financial Highlights

TARGET 2040 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.01	$8.73	$10.13	$12.50	$12.47

Income (loss) from investment operations:
Net investment income[1,2]	0.02	0.05	0.05	0.09	0.07
Net realized and unrealized gain on investments	0.08	1.34	0.16	(0.32)	0.94

Total from investment operations	0.10	1.39	0.21	(0.23)	1.01

Less distributions to shareholders:
From net investment income	(0.02)	(0.11)	(0.06)	(0.61)	(0.48)
From net realized gain on investments	(0.19)	—	(1.55)	(1.53)	(0.50)

Total distributions to shareholders	(0.21)	(0.11)	(1.61)	(2.14)	(0.98)

Net asset value - End of year	$9.90	$10.01	$8.73	$10.13	$12.50

Net assets - End of year (000’s omitted)	$55,271	$52,397	$55,920	$51,931	$83,655

Total return[3]	1.01%	16.08%	3.24%	(2.30%)	8.61%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]	0.31%[5]	0.30%[6]	0.30%[6]	0.30%[7]
Net investment income[2]	0.19%	0.54%	0.57%	0.80%	0.54%
Series portfolio turnover[8]	36%	127%	26%	45%	22%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.22%[4]	0.14%[5]	0.10%[6]	0.08%[6]	0.06%[7]
TARGET 2040 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.93	$8.66	$10.06	$12.33	$12.39

Income (loss) from investment operations:
Net investment income (loss)[1,2]	— [9]	0.02	0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	0.09	1.34	0.15	(0.24)	0.86

Total from investment operations	0.09	1.36	0.18	(0.17)	0.89

Less distributions to shareholders:
From net investment income	(0.02)	(0.09)	(0.03)	(0.57)	(0.45)
From net realized gain on investments	(0.19)	—	(1.55)	(1.53)	(0.50)

Total distributions to shareholders	(0.21)	(0.09)	(1.58)	(2.10)	(0.95)

Net asset value - End of year	$9.81	$9.93	$8.66	$10.06	$12.33

Net assets - End of year (000’s omitted)	$14,956	$7,946	$4,653	$5,226	$10,469

Total return[3]	0.82%	15.83%	2.94%	(1.91%)	7.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]	0.56%[5]	0.55%[6]	0.55%[6]	0.55%[7]
Net investment income (loss)[2]	(0.05%)	0.25%	0.36%	0.62%	0.23%
Series portfolio turnover[8]	36%	127%	26%	45%	22%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.11%[4]	0.14%[5]	0.10%[6]	0.08%[6]	0.06%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Less than $0.01.

The accompanying notes are an integral part of the financial statements.

57

Financial Highlights

TARGET 2040 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.10	$8.81	$10.20	$12.58	$12.55

Income (loss) from investment operations:
Net investment income[1,2]	0.06	0.09	0.09	0.10	0.10
Net realized and unrealized gain on investments	0.07	1.33	0.15	(0.30)	0.94

Total from investment operations	0.13	1.42	0.24	(0.20)	1.04

Less distributions to shareholders:
From net investment income	(0.04)	(0.13)	(0.08)	(0.65)	(0.51)
From net realized gain on investments	(0.19)	—	(1.55)	(1.53)	(0.50)

Total distributions to shareholders	(0.23)	(0.13)	(1.63)	(2.18)	(1.01)

Net asset value - End of year	$10.00	$10.10	$8.81	$10.20	$12.58

Net assets - End of year (000’s omitted)	$2,701	$23,656	$27,895	$43,552	$32,952

Total return[3]	1.26%	16.36%	3.60%	(2.08%)	8.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]	0.06%[5]	0.05%[6]	0.05%[6]	0.05%[7]
Net investment income[2]	0.54%	0.91%	0.99%	0.96%	0.79%
Series portfolio turnover[8]	36%	127%	26%	45%	22%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.24%[4]	0.14%[5]	0.10%[6]	0.08%[6]	0.06%[7]

TARGET 2040 SERIES CLASS R6	FOR THE YEAR ENDED	FOR THE PERIOD
	10/31/18	10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.10	$10.09

Income (loss) from investment operations:
Net investment income[2,10]	0.06	—
Net realized and unrealized gain (loss) on investments	0.09	0.01

Total from investment operations	0.15	0.01

Less distributions to shareholders:
From net investment income	(0.06)	—
From net realized gain on investments	(0.19)	—

Total distributions to shareholders	(0.25)	—

Net asset value - End of period	$10.00	$10.10

Net assets - End of period (000’s omitted)	$5	$5

Total return[11]	1.45%	0.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,12]
Net investment income (loss)[2]	0.60%	(0.05%)[12]
Series portfolio turnover[8]	36%	127%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.23%[4]	0.14%[5,12]
1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Calculated based on average shares outstanding during the periods.

11Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

58

Financial Highlights

TARGET 2045 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.44	$11.69	$12.71	$14.32	$13.73

Income (loss) from investment operations:
Net investment income[1,2]	0.01	0.05	0.04	0.08	0.03
Net realized and unrealized gain (loss) on investments	0.25	1.99	0.28	(0.34)	1.15

Total from investment operations	0.26	2.04	0.32	(0.26)	1.18

Less distributions to shareholders:
From net investment income	(0.03)	(0.13)	(0.06)	(0.77)	(0.52)
From net realized gain on investments	(0.71)	(0.16)	(1.28)	(0.58)	(0.07)

Total distributions to shareholders	(0.74)	(0.29)	(1.34)	(1.35)	(0.59)

Net asset value - End of year	$12.96	$13.44	$11.69	$12.71	$14.32

Net assets - End of year (000’s omitted)	$10,367	$9,795	$6,793	$3,812	$3,041

Total return[3]	1.93%	17.87%	3.26%	(2.10%)	8.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]	0.31%[5]	0.30%[6]	0.30%[7]	0.30%[8]
Net investment income[2]	0.11%	0.43%	0.33%	0.58%	0.23%
Series portfolio turnover[9]	43%	175%	26%	28%	48%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.89%[4]	0.97%[5]	0.89%[6]	1.21%[7]	1.95%[8]
TARGET 2045 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.36	$11.62	$12.64	$14.25	$13.66

Income (loss) from investment operations:
Net investment income (loss)[1,2]	(0.01)	0.01	0.02	0.05	0.02
Net realized and unrealized gain (loss) on investments	0.23	1.99	0.27	(0.35)	1.13

Total from investment operations	0.22	2.00	0.29	(0.30)	1.15

Less distributions to shareholders:
From net investment income	(0.02)	(0.10)	(0.03)	(0.73)	(0.49)
From net realized gain on investments	(0.71)	(0.16)	(1.28)	(0.58)	(0.07)

Total distributions to shareholders	(0.73)	(0.26)	(1.31)	(1.31)	(0.56)

Net asset value - End of year	$12.85	$13.36	$11.62	$12.64	$14.25

Net assets - End of year (000’s omitted)	$9,384	$4,733	$1,731	$1,631	$1,825

Total return[3]	1.64%	17.52%	3.04%	(2.41%)	8.71%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]	0.55%[5]	0.55%[6]	0.55%[7]	0.55%[8]
Net investment income (loss)[2]	(0.10%)	0.10%	0.14%	0.36%	0.12%
Series portfolio turnover[9]	43%	175%	26%	28%	48%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.81%[4]	0.97%[5]	0.89%[6]	1.21%[7]	2.06%[8]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

59

Financial Highlights

TARGET 2045 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.48	$11.71	$12.73	$14.35	$13.75

Income (loss) from investment operations:
Net investment income[1,2]	0.06	0.11	0.07	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.23	1.98	0.99	(0.35)	1.14

Total from investment operations	0.29	2.09	1.06	(0.24)	1.22

Less distributions to shareholders:
From net investment income	(0.05)	(0.16)	(0.80)	(0.80)	(0.55)
From net realized gain on investments	(0.71)	(0.16)	(1.28)	(0.58)	(0.07)

Total distributions to shareholders	(0.76)	(0.32)	(2.08)	(1.38)	(0.62)

Net asset value - End of year	$13.01	$13.48	$11.71	$12.73	$14.35

Net assets - End of year (000’s omitted)	$754	$1,361	$5,548	$4,494	$2,894

Total return[3]	2.13%	18.29%	3.49%	(1.92%)	9.15%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]	0.05%[5]	0.05%[6]	0.05%[7]	0.05%[8]
Net investment income[2]	0.44%	0.90%	0.64%	0.86%	0.57%
Series portfolio turnover[9]	43%	175%	26%	28%	48%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.94%[4]	0.97%[5]	0.89%[6]	1.21%[7]	2.14%[8]

TARGET 2045 SERIES CLASS R6	FOR THE YEAR ENDED	FOR THE PERIOD
	10/31/18	10/16/17[10] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.48	$13.46

Income (loss) from investment operations:
Net investment income[2,11]	0.07	—
Net realized and unrealized gain (loss) on investments	0.24	0.02

Total from investment operations	0.31	0.02

Less distributions to shareholders:
From net investment income	(0.05)	—
From net realized gain on investments	(0.71)	—

Total distributions to shareholders	(0.76)	—

Net asset value - End of period	$13.03	$13.48

Net assets - End of period (000’s omitted)	$5	$5

Total return[12]	2.32%	0.15%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,13]
Net investment income (loss)[2]	0.54%	(0.05%)[13]
Series portfolio turnover[9]	43%	175%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.94%[4]	0.97%[5,13]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10Commencement of operations.

11Calculated based on average shares outstanding during the periods.

12Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

13Annualized.

The accompanying notes are an integral part of the financial statements.

60

Financial Highlights

TARGET 2050 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.03	$9.41	$11.35	$13.73	$13.52

Income (loss) from investment operations:
Net investment income[1,2]	0.01	0.04	0.04	0.09	0.05
Net realized and unrealized gain (loss) on investments	0.25	1.69	0.18	(0.32)	1.07

Total from investment operations	0.26	1.73	0.22	(0.23)	1.12

Less distributions to shareholders:
From net investment income	(0.02)	(0.11)	(0.04)	(0.72)	(0.54)
From net realized gain on investments	(0.79)	—	(2.12)	(1.43)	(0.37)

Total distributions to shareholders	(0.81)	(0.11)	(2.16)	(2.15)	(0.91)

Net asset value - End of year	$10.48	$11.03	$9.41	$11.35	$13.73

Net assets - End of year (000’s omitted)	$23,353	$18,667	$14,874	$15,144	$47,531

Total return[3]	2.32%	18.55%	3.43%	(2.15%)	8.80%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]	0.31%[5]	0.30%[6]	0.30%[6]	0.30%[7]
Net investment income[2]	0.09%	0.39%	0.40%	0.72%	0.40%
Series portfolio turnover[8]	40%	139%	31%	49%	13%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.52%[4]	0.41%[5]	0.37%[6]	0.26%[6]	0.18%[7]
TARGET 2050 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.91	$9.30	$11.25	$13.60	$13.43

Income (loss) from investment operations:
Net investment income (loss)[1,2]	(0.01)	0.01	0.01	0.06	0.01
Net realized and unrealized gain (loss) on investments	0.24	1.68	0.18	(0.29)	1.04

Total from investment operations	0.23	1.69	0.19	(0.23)	1.05

Less distributions to shareholders:
From net investment income	(0.01)	(0.08)	(0.02)	(0.69)	(0.51)
From net realized gain on investments	(0.79)	—	(2.12)	(1.43)	(0.37)

Total distributions to shareholders	(0.80)	(0.08)	(2.14)	(2.12)	(0.88)

Net asset value - End of year	$10.34	$10.91	$9.30	$11.25	$13.60

Net assets - End of year (000’s omitted)	$7,813	$3,345	$2,433	$2,215	$5,140

Total return[3]	2.07%	18.35%	3.09%	(2.17%)	8.28%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]	0.56%[5]	0.55%[6]	0.55%[6]	0.55%[7]
Net investment income (loss)[2]	(0.14%)	0.07%	0.12%	0.54%	0.10%
Series portfolio turnover[8]	40%	139%	31%	49%	13%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.41%[4]	0.41%[5]	0.37%[6]	0.26%[6]	0.18%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

61

Financial Highlights

TARGET 2050 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18		10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.12		$9.48	$11.43	$13.82	$13.60

Income (loss) from investment operations:
Net investment income[1,2]	0.05		0.07	0.07	0.10	0.08
Net realized and unrealized gain (loss) on investments	0.24		1.70	0.17	(0.29)	1.08

Total from investment operations	0.29		1.77	0.24	(0.19)	1.16

Less distributions to shareholders:
From net investment income	(0.04)		(0.13)	(0.07)	(0.77)	(0.57)
From net realized gain on investments	(0.79)		—	(2.12)	(1.43)	(0.37)

Total distributions to shareholders	(0.83)		(0.13)	(2.19)	(2.20)	(0.94)

Net asset value - End of year	$10.58		$11.12	$9.48	$11.43	$13.82

Net assets - End of year (000’s omitted)	$1,859		$13,364	$12,928	$15,688	$12,077

Total return[3]	2.53%		18.91%	3.61%	(1.82%)	9.07%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]		0.06%[5]	0.05%[6]	0.05%[6]	0.05%[7]
Net investment income[2]	0.44%		0.71%	0.73%	0.84%	0.62%
Series portfolio turnover[8]	40%		139%	31%	49%	13%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.54	%4	0.41%[5]	0.37%[6]	0.26%[6]	0.18%[7]

TARGET 2050 SERIES CLASS R6	FOR THE YEAR ENDED	FOR THE PERIOD
	10/31/18	10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.12	$11.10

Income (loss) from investment operations:
Net investment income[2,10]	0.06	—
Net realized and unrealized gain (loss) on investments	0.25	0.02

Total from investment operations	0.31	0.02

Less distributions to shareholders:
From net investment income	(0.04)	—
From net realized gain on investments	(0.79)	—

Total distributions to shareholders	(0.83)	—

Net asset value - End of period	$10.60	$11.12

Net assets - End of period (000’s omitted)	$5	$5

Total return[11]	2.75%	0.18%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,12]
Net investment income (loss)	0.51%	(0.05%)[12]
Series portfolio turnover[8]	40%	139%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.52%[4]	0.41%[5,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Calculated based on average shares outstanding during the periods.

11Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

62

Financial Highlights

TARGET 2055 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.57	$11.70	$12.56	$13.94	$13.85

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.01	0.05	0.03	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.30	2.08	0.30	(0.35)	1.05

Total from investment operations	0.31	2.13	0.33	(0.26)	1.11

Less distributions to shareholders:
From net investment income	(0.03)	(0.13)	(0.05)	(0.74)	(0.55)
From net realized gain on investments	(1.12)	(0.13)	(1.14)	(0.38)	(0.47)

Total distributions to shareholders	(1.15)	(0.26)	(1.19)	(1.12)	(1.02)

Net asset value - End of year	$12.73	$13.57	$11.70	$12.56	$13.94

Net assets - End of year (000’s omitted)	$4,771	$4,141	$2,380	$1,142	$1,777

Total return[3]	2.26%	18.61%	3.38%	(2.06%)	8.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]	0.31%[5]	0.30%[6]	0.30%[6]	0.30%[7]
Net investment income[2]	0.10%	0.37%	0.30%	0.68%	0.43%
Series portfolio turnover[8]	23%	186%	30%	55%	63%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.87%[4]	2.15%[5]	2.44%[6]	3.68%[6]	4.79%[7]
TARGET 2055 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.43	$11.59	$12.45	$13.83	$13.77

Income (loss) from investment operations:
Net investment income (loss)[1,2]	(0.02)	0.01	0.01	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.29	2.07	0.30	(0.34)	1.04

Total from investment operations	0.27	2.08	0.31	(0.29)	1.07

Less distributions to shareholders:
From net investment income	(0.02)	(0.11)	(0.03)	(0.71)	(0.54)
From net realized gain on investments	(1.12)	(0.13)	(1.14)	(0.38)	(0.47)

Total distributions to shareholders	(1.14)	(0.24)	(1.17)	(1.09)	(1.01)

Net asset value - End of year	$12.56	$13.43	$11.59	$12.45	$13.83

Net assets - End of year (000’s omitted)	$5,136	$2,388	$519	$409	$515

Total return[3]	2.00%	18.28%	3.18%	(2.32%)	8.21%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]	0.55%[5]	0.55%[6]	0.55%	0.55%[7]
Net investment income (loss)[2]	(0.15%)	0.04%	0.11%	0.39%	0.24%
Series portfolio turnover[8]	23%	186%	30%	55%	63%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.77%[4]	2.15%[5]	2.44%[6]	3.68%[6]	5.39%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

63

Financial Highlights

TARGET 2055 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.70	$11.81	$12.66	$14.05	$13.94

Income (loss) from investment operations:
Net investment income[1,2]	0.05	0.12	0.07	0.10	0.08
Net realized and unrealized gain (loss) on investments	0.30	2.06	0.30	(0.33)	1.07

Total from investment operations	0.35	2.18	0.37	(0.23)	1.15

Less distributions to shareholders:
From net investment income	(0.05)	(0.16)	(0.08)	(0.78)	(0.57)
From net realized gain on investments	(1.12)	(0.13)	(1.14)	(0.38)	(0.47)

Total distributions to shareholders	(1.17)	(0.29)	(1.22)	(1.16)	(1.04)

Net asset value - End of year	$12.88	$13.70	$11.81	$12.66	$14.05

Net assets - End of year (000’s omitted)	$315	$210	$2,783	$1,658	$872

Total return[3]	2.52%	18.87%	3.69%	(1.83%)	8.75%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[4]	0.05%[5]	0.05%[6]	0.05%[6]	0.05%[7]
Net investment income[2]	0.37%	0.95%	0.58%	0.80%	0.57%
Series portfolio turnover[8]	23%	186%	30%	55%	63%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.90%[4]	2.15%[5]	2.44%[6]	3.68%[6]	7.80%[7]

TARGET 2055 SERIES CLASS R6	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 10/16/17[9] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.70	$13.68

Income (loss) from investment operations:
Net investment income[2,10]	0.07	—
Net realized and unrealized gain on (loss) on investments	0.30	0.02

Total from investment operations	0.37	0.02

Less distributions to shareholders:
From net investment income	(0.05)	—
From net realized gain on investments	(1.12)	—

Total distributions to shareholders	(1.17)	—

Net asset value - End of period	$12.90	$13.70

Net assets - End of period (000’s omitted)	$5	$5

Total return[11]	2.71%	0.15%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5,12]
Net investment income (loss)[2]	0.51%	(0.05%)[12]
Series portfolio turnover[8]	23%	186%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.90%[4]	2.15%[5,12]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Commencement of operations.

10Calculated based on average shares outstanding during the periods.

11Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

12Annualized.

The accompanying notes are an integral part of the financial statements.

64

Financial Highlights

TARGET 2060 SERIES CLASS K	FOR THE YEAR ENDED			FOR THE PERIOD
	10/31/18	10/31/17	10/31/16	9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.45	$10.67	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.01	0.04	0.01	— [4]
Net realized and unrealized gain (loss) on investments	0.28	1.91	0.34	0.36

Total from investment operations	0.29	1.95	0.35	0.36

Less distributions to shareholders:
From net investment income	(0.02)	(0.12)	(0.04)	—
From net realized gain on investments	(1.28)	(0.05)	—	—

Total distributions to shareholders	(1.30)	(0.17)	(0.04)	—

Net asset value - End of period	$11.44	$12.45	$10.67	$10.36

Net assets - End of period (000’s omitted)	$6,895	$3,284	$1,407	$52

Total return[5]	2.32%	18.56%	3.45%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[6]	0.31%[7]	0.30%[8]	0.30%[9,10]
Net investment income (loss)[3]	0.07%	0.39%	0.10%	(0.30%)[9]
Series portfolio turnover[11]	5%	173%	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.29%[6]	5.26%[7]	9.37%[8]	151.35%[9,10,12]
TARGET 2060 SERIES CLASS R	FOR THE YEAR ENDED			FOR THE PERIOD
	10/31/18	10/31/17	10/31/16	9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.43	$10.65	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	(0.02)	— [4]	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.28	1.92	0.31	0.37

Total from investment operations	0.26	1.92	0.32	0.36

Less distributions to shareholders:
From net investment income	(0.01)	(0.09)	(0.03)	—
From net realized gain on investments	(1.28)	(0.05)	—	—

Total distributions to shareholders	(1.29)	(0.14)	(0.03)	—

Net asset value - End of period	$11.40	$12.43	$10.65	$10.36

Net assets - End of period (000’s omitted)	$4,360	$1,242	$182	$56

Total return[5]	2.11%	18.29%	3.16%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[6]	0.55%[7]	0.55%[8]	0.55%[9,10]
Net investment income (loss)[3]	(0.16%)	(0.01%)	0.09%	(0.55%)[9]
Series portfolio turnover[11]	5%	173%	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.16%[6]	5.26%[7]	9.37%[8]	151.35%[9,10,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

65

Financial Highlights

TARGET 2060 SERIES CLASS I	FOR THE YEAR ENDED			FOR THE PERIOD
	10/31/18	10/31/17	10/31/16	9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.46	$10.68	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.05	0.08	(0.07)	— [4]
Net realized and unrealized gain (loss) on investments	0.27	1.89	0.31	0.36

Total from investment operations	0.32	1.97	0.38	0.36

Less distributions to shareholders:
From net investment income	(0.04)	(0.14)	(0.06)	—
From net realized gain on investments	(1.28)	(0.05)	—	—

Total distributions to shareholders	(1.32)	(0.19)	(0.06)	—

Net asset value - End of period	$11.46	$12.46	$10.68	$10.36

Net assets - End of period (000’s omitted)	$142	$104	$56	$52

Total return[5]	2.55%	18.80%	3.71%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%[6]	0.05%[7]	0.05%[8]	0.05%[9,10]
Net investment income (loss)[3]	0.40%	0.72%	0.65%	(0.05%)[9]
Series portfolio turnover[11]	5%	173%	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.23%[6]	5.26%[7]	9.37%[8]	151.34%[9,10,12]

TARGET 2060 SERIES CLASS R6	FOR THE YEAR ENDED	FOR THE PERIOD
	10/31/18	10/16/17[1] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.46	$12.44

Income (loss) from investment operations:
Net investment income[2,3]	0.06	—
Net realized and unrealized gain (loss) on investments	0.28	0.02

Total from investment operations	0.34	0.02

Less distributions to shareholders:
From net investment income	(0.04)	—
From net realized gain on investments	(1.28)	—

Total distributions to shareholders	(1.32)	—

Net asset value - End of period	$11.48	$12.46

Net assets - End of period (000’s omitted)	$5	$5

Total return[5]	2.74%	0.16%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7,9]
Net investment income (loss)[3]	0.51%	(0.05%)[9]
Series portfolio turnover[11]	5%	173%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.31%[6]	5.26%[7,9]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

66

Notes to Financial Statements

1.	Organization

Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”) according to a target asset allocation strategy. The Series are designed to provide single investment portfolios that adjust over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolios become more conservative with a larger fixed-income investment component. The financial statements of the Underlying Series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue four classes of shares (Class K, R, I and R6). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2018, 13.4 billion shares have been designated in total among 38 series, of which 40 million have been designated in each of the Series for Class K, R and R6 common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

67

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

	TARGET INCOME SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$125,824,382	$125,824,382	$—	$—

Total assets	$125,824,382	$125,824,382	$—	$—

	TARGET 2015 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$2,124,759	$2,124,759	$—	$—

Total assets	$2,124,759	$2,124,759	$—	$—

	TARGET 2020 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$93,722,086	$93,722,086	$—	$—

Total assets	$93,722,086	$93,722,086	$—	$—

	TARGET 2025 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$59,385,445	$59,385,445	$—	$—

Total assets	$59,385,445	$59,385,445	$—	$—

	TARGET 2030 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$121,570,501	$121,570,501	$—	$—

Total assets	$121,570,501	$121,570,501	$—	$—

	TARGET 2035 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$37,326,107	$37,326,107	$—	$—

Total assets	$37,326,107	$37,326,107	$—	$—

68

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	TARGET 2040 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$72,983,615	$ `72,983,615	$—	$—

Total assets	$72,983,615	$72,983,615	$—	$—

	TARGET 2045 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$20,512,443	$20,512,443	$—	$—

Total assets	$20,512,443	$20,512,443	$—	$—

	TARGET 2050 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$33,049,623	$33,049,623	$—	$—

Total assets	$33,049,623	$33,049,623	$—	$—

	TARGET 2055 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$10,223,687	$10,223,687	$—	$—

Total assets	$10,223,687	$10,223,687	$—	$—

	TARGET 2060 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$11,393,453	$11,393,453	$—	$—

Total assets	$11,393,453	$11,393,453	$—	$—

There were no Level 2 or Level 3 securities held by any of the Series as of October 31, 2017 or October 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended October 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated

69

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2018, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series tax returns remains open for the years ended October 31, 2015 through October 31, 2018. The statute of limitations on Target 2060 Series remains open for the period ended October 31, 2015 and the years ended October 31, 2016 through 2018. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

70

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive a fee for the services it performs for the Series. However, the Advisor is entitled to receive the management fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class K, Class R and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed, until at least February 29, 2028 to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.20% of the average daily net assets of the Class I, Class K, and Class R shares, and 0.05% of the average daily net assets of the Class R6 shares. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended October 31, 2018, the Advisor reimbursed expenses of $101,514 for Target Income Series, $131,830 for Target 2015 Series, $127,737 for Target 2020 Series, $138,212 for Target 2025 Series, $148,802 for Target 2030 Series, $152,024 Target 2035 Series, $156,015 for Target 2040 Series, $161,618 for Target 2045 Series, $163,040 for Target 2050 Series, $165,409 for Target 2055 series and $174,617 for Target 2060 Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets

71

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

attributable to Class K shares and 0.50% of average daily net assets attributable to Class R shares. There are no distribution and service fees on Class I and Class R6 shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.00225% of average daily net assets of the Target Series with an annual base fee of $40,000 per Target series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2018, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Target Income Series	$39,563,160	$10,771,144
Target 2015 Series	$1,579,386	$3,961,631
Target 2020 Series	$27,196,546	$46,644,371
Target 2025 Series	$33,375,597	$12,897,189
Target 2030 Series	$37,689,845	$57,351,416
Target 2035 Series	$21,678,877	$10,277,111
Target 2040 Series	$27,962,367	$40,700,148
Target 2045 Series	$12,362,473	$7,932,081
Target 2050 Series	$13,136,893	$16,771,018
Target 2055 Series	$5,442,422	$2,026,052
Target 2060 Series	$7,320,168	$391,089

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers of Manning & Napier during the year ended October 31, 2018 is set forth below:

TARGET INCOME SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Conservative Series - Class R6	$98,989,721	$39,563,160	$10,771,144	$125,824,382	11,781,309	$1,222,572	$53,511	$(2,010,867)

TARGET 2015 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Conservative Series - Class R6	$1,766,362	$1,246,639	$1,692,484	$1,279,950	119,845	$18,073	$(12,390)	$(28,177)
Blended Asset Moderate Series - Class R6	2,792,015	332,747	2,269,147	844,809	80,458	14,765	5,119	(15,925)

	$4,558,377	$1,579,386	$3,961,631	$2,124,759		$32,838	$(7,271)	$(44,102)

72

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2020 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$17,770,393	$2,246,045	$10,721,134	$9,358,378	924,741	$97,178	$242,087	$(179,014)
Blended Asset Moderate Series - Class R6	96,805,738	24,950,501	35,923,237	84,363,708	8,034,639	812,414	493,037	(1,962,330)

	$114,576,131	$27,196,546	$46,644,371	$93,722,086		$909,592	$735,124	$(2,141,344)

TARGET 2025 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$24,428,863	$14,801,387	$9,037,742	$29,628,989	2,927,766	$213,831	$126,641	$(690,160)
Blended Asset Moderate Series - Class R6	15,812,118	18,574,210	3,859,447	29,756,456	2,833,948	216,133	(593)	(769,831)

	$40,240,981	$33,375,597	$12,897,189	$59,385,445		$429,964	$126,048	$(1,459,991)

TARGET 2030 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$119,139,003	$34,569,385	$42,904,028	$109,347,539	10,805,093	$890,957	$1,018,167	$(2,474,987)
Blended Asset Maximum Series - Class R6	22,546,555	3,120,460	14,447,388	12,222,962	1,031,474	87,600	908,507	105,171

	$141,685,558	$37,689,845	$57,351,416	$121,570,501		$978,557	$1,926,674	$(2,369,816)

TARGET 2035 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$15,365,587	$14,694,475	$5,211,366	$24,251,400	2,396,383	$159,174	$43,727	$(641,022)
Blended Asset Maximum Series - Class R6	10,951,620	6,984,402	5,065,745	13,074,707	1,103,351	65,969	278,396	(68,704)

	$26,317,207	$21,678,877	$10,277,111	$37,326,107		$225,143	$322,123	$(709,726)

73

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2040 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$28,065,508	$15,000,141	$13,545,156	$29,068,763	2,872,407	$226,366	$318,959	$(770,689)
Blended Asset Maximum Series - Class R6	55,962,686	12,962,226	27,154,992	43,914,852	3,705,895	267,580	1,875,657	295,076

	$84,028,194	$27,962,367	$40,700,148	$72,983,615		$493,946	$2,194,616	$(475,613)

TARGET 2045 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$1,493,246	$2,641,083	$980,396	$3,067,693	303,132	$19,633	$10,312	$(96,552)
Blended Asset Maximum Series - Class R6	14,397,470	9,721,390	6,951,685	17,444,750	1,472,131	89,990	372,685	(88,446)

	$15,890,716	$12,362,473	$7,932,081	$20,512,443		$109,623	$382,997	$(184,998)

TARGET 2050 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Maximum Series - Class R6	$35,389,255	$13,136,893	$16,771,018	$33,049,623	2,788,998	$182,596	$1,263,212	$47,864

TARGET 2055 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Maximum Series - Class R6	$6,736,319	$5,442,422	$2,026,052	$10,223,687	862,758	$49,766	$110,326	$(35,998)

TARGET 2060 SERIES	VALUE AT 10/31/17	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/18	SHARES HELD AT 10/31/18	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Maximum Series - Class R6	$4,618,675	$7,320,168	$391,089	$11,393,453	961,473	$41,273	$20,821	$(172,805)

6.	Capital Stock Transactions

Transactions in Class K, Class R, Class I and Class R6 shares:

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	3,459,198	$34,200,840	2,337,440	$22,659,341	1,282,576	$12,499,324	1,017,890	$9,772,506
Reinvested	55,745	550,512	106,700	992,014	8,088	78,863	2,785	26,048
Repurchased	(794,763)	(7,842,218)	(1,119,121)	(10,770,060)	(348,958)	(3,406,394)	(129,081)	(1,229,453)

Total	2,720,180	$26,909,134	1,325,019	$12,881,295	941,706	$9,171,793	891,594	$8,569,101

74

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	25,220	$253,822	131,766	$1,259,979	—	$—	504	$5,000
Reinvested	3,950	39,151	21,427	199,890	5	45	—	—
Repurchased	(760,862)	(7,626,184)	(634,616)	(6,088,342)	—	—	—	—

Total	(731,692)	$(7,333,211)	(481,423)	$(4,628,473)	5	$45	504	$5,000

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	37,320	$416,295	127,914	$1,381,081	251	$2,828	1,512	$15,971
Reinvested	1,657	18,450	4,600	47,515	13	150	7	72
Repurchased	(250,959)	(2,781,162)	(68,059)	(726,662)	(405)	(4,535)	(74,290)	(780,760)

Total	(211,982)	$(2,346,417)	64,455	$701,934	(141)	$(1,557)	(72,771)	$(764,717)

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	10,319	$116,848	71,237	$759,360	—	$—	446	$5,000
Reinvested	263	2,948	3,867	40,103	5	49	—	—
Repurchased	(13,809)	(155,395)	(298,585)	(3,249,874)	—	—	—	—

Total	(3,227)	$(35,599)	(223,481)	$(2,450,411)	5	$49	446	$5,000

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,799,328	$17,011,756	2,172,901	$19,607,802	840,753	$7,833,720	886,323	$8,009,764
Reinvested	35,055	331,206	121,288	1,040,715	4,150	38,502	6,480	55,423
Repurchased	(1,109,780)	(10,488,707)	(3,836,660)	(34,880,548)	(492,010)	(4,595,463)	(250,464)	(2,227,372)

Total	724,603	$6,854,255	(1,542,471)	$(14,232,031)	352,893	$3,276,759	642,339	$5,837,815

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	161,668	$1,542,712	682,033	$6,089,825	—	$—	529	$5,000
Reinvested	13,342	125,744	80,657	698,280	4	39	—	—
Repurchased	(3,242,665)	(31,221,702)	(2,516,290)	(23,043,275)	—	—	—	—

Total	(3,067,655)	$(29,553,246)	(1,753,600)	$(16,255,170)	4	$39	529	$5,000

75

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,534,730	$18,509,075	1,510,708	$17,519,643	1,225,545	$14,820,290	1,041,870	$12,170,838
Reinvested	9,973	120,080	18,798	204,099	4,298	51,881	2,406	26,982
Repurchased	(729,450)	(8,760,023)	(605,174)	(6,888,059)	(303,550)	(3,700,436)	(137,641)	(1,565,471)

Total	815,253	$9,869,132	924,332	$10,835,683	926,293	$11,171,735	906,635	$10,632,349

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	34,292	$410,576	370,555	$4,134,606	—	$—	418	$5,000
Reinvested	999	11,987	19,004	205,945	3	36	—	—
Repurchased	(94,808)	(1,146,696)	(1,611,229)	(18,497,112)	—	—	—	—

Total	(59,517)	$(724,133)	(1,221,670)	$(14,156,561)	3	$36	418	$5,000

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	2,083,281	$20,161,761	2,778,652	$25,188,374	1,231,615	$11,808,521	1,104,982	$10,086,182
Reinvested	31,911	307,548	134,225	1,140,501	4,237	40,572	10,235	86,458
Repurchased	(1,535,516)	(14,803,048)	(2,812,564)	(25,309,781)	(363,201)	(3,500,775)	(497,936)	(4,376,457)

Total	579,676	$5,666,261	100,313	$1,019,094	872,651	$8,348,318	617,281	$5,796,183

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	328,500	$3,198,818	758,409	$6,802,909	—	$—	520	$5,000
Reinvested	13,968	134,947	97,154	836,401	3	34	—	—
Repurchased	(3,703,089)	(36,954,583)	(3,060,611)	(28,059,927)	—	—	—	—

Total	(3,360,621)	$(33,620,818)	(2,205,048)	$(20,420,617)	3	$34	520	$5,000

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	894,857	$11,507,154	814,585	$9,738,361	814,355	$10,520,876	544,941	$6,670,222
Reinvested	24,501	309,903	21,885	243,472	9,442	119,395	2,155	24,341
Repurchased	(681,703)	(8,746,295)	(434,491)	(5,179,247)	(132,161)	(1,727,643)	(168,720)	(1,949,856)

Total	237,655	$3,070,762	401,979	$4,802,586	691,636	$8,912,628	378,376	$4,744,707

76

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	24,169	$313,517	234,658	$2,741,000	—	$—	393	$5,000
Reinvested	1,448	18,394	21,053	235,530	8	94	—	—
Repurchased	(40,800)	(534,892)	(1,189,172)	(14,478,654)	—	—	—	—

Total	(15,183)	$(202,981)	(933,461)	$(11,502,124)	8	$94	393	$5,000

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,332,229	$13,630,503	1,845,055	$17,096,157	902,770	$9,157,688	619,963	$5,888,746
Reinvested	112,904	1,128,727	74,153	646,006	17,371	172,255	5,183	44,814
Repurchased	(1,096,514)	(11,196,621)	(3,091,920)	(29,044,040)	(195,400)	(1,996,090)	(362,011)	(3,348,998)

Total	348,619	$3,562,609	(1,172,712)	$(11,301,877)	724,741	$7,333,853	263,135	$2,584,562

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	245,103	$2,504,570	457,484	$4,244,538	—	$—	496	$5,000
Reinvested	53,363	537,445	45,229	401,029	12	123	—	—
Repurchased	(2,371,127)	(25,021,391)	(1,327,779)	(12,659,051)	—	—	—	—

Total	(2,072,661)	$(21,979,376)	(825,066)	$(8,013,484)	12	$123	496	$5,000

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	475,170	$6,394,714	289,509	$3,610,585	493,767	$6,575,433	309,595	$3,960,365
Reinvested	42,406	552,543	14,998	172,547	21,160	274,179	2,194	24,869
Repurchased	(446,574)	(5,981,696)	(157,105)	(1,895,184)	(139,055)	(1,881,446)	(106,658)	(1,260,324)

Total	71,002	$965,561	147,402	$1,887,948	375,872	$4,968,166	205,131	$2,724,910

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	37,004	$501,039	187,597	$2,278,160	—	$—	371	$5,000
Reinvested	6,649	86,772	11,904	137,492	22	284	—	—
Repurchased	(86,728)	(1,199,721)	(572,125)	(7,274,559)	—	—	—	—

Total	(43,075)	$(611,910)	(372,624)	$(4,858,907)	22	$284	371	$5,000

77

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	823,981	$9,011,773	719,001	$7,297,415	478,931	$5,143,876	254,979	$2,619,581
Reinvested	134,865	1,418,779	18,205	173,482	25,431	264,514	2,280	21,200
Repurchased	(422,631)	(4,606,915)	(626,193)	(6,386,413)	(55,261)	(604,748)	(212,192)	(2,122,025)

Total	536,215	$5,823,637	111,013	$1,084,484	449,101	$4,803,642	45,067	$518,756

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	134,308	$1,486,047	449,709	$4,542,067	—	$—	451	$5,000
Reinvested	93,742	993,663	18,875	182,278	35	372	—	—
Repurchased	(1,254,171)	(14,080,552)	(630,302)	(6,584,168)	—	—	—	—

Total	(1,026,121)	$(11,600,842)	(161,718)	$(1,859,823)	35	$372	451	$5,000

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	197,764	$2,623,883	183,894	$2,305,123	225,755	$2,962,773	166,456	$2,131,519
Reinvested	29,291	374,094	4,973	57,576	19,193	242,384	955	11,041
Repurchased	(157,569)	(2,087,370)	(86,995)	(1,064,756)	(14,049)	(186,293)	(34,345)	(418,012)

Total	69,486	$910,607	101,872	$1,297,943	230,899	$3,018,864	133,066	$1,724,548

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	23,787	$320,747	141,581	$1,738,110	—	$—	365	$5,000
Reinvested	1,693	21,844	5,949	69,828	34	428	—	—
Repurchased	(16,336)	(224,590)	(367,843)	(4,785,227)	—	—	—	—

Total	9,144	$118,001	(220,313)	$(2,977,289)	34	$428	365	$5,000

TARGET 2060 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	327,857	$3,938,736	134,187	$1,564,437	286,497	$3,408,578	97,802	$1,164,532
Reinvested	33,071	379,653	2,389	25,579	13,328	152,746	196	2,130
Repurchased	(21,914)	(256,210)	(4,631)	(53,278)	(17,190)	(207,081)	(15,100)	(164,344)

Total	339,014	$4,062,179	131,945	$1,536,738	282,635	$3,354,243	82,898	$1,002,318

78

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2060 SERIES:	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17		FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 10/16/17[1] TO 10/31/17
	CLASS I		CLASS I		CLASS R6		CLASS R 6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	5,597	$66,648	4,721	$53,596	—	$—	402	$5,000
Reinvested	789	9,062	108	1,164	46	531	—	—
Repurchased	(2,302)	(28,219)	(1,774)	(20,121)	—	—	—	—

Total	4,084	$47,491	3,055	$34,639	46	$531	402	$5,000

1Commencement of operations.

The following table represents instances at October 31, 2018, where a shareholder account owned greater than 10% of a Series:

SERIES	NUMBER OF ACCOUNTS OVER 10%	PERCENTAGE OF THE SERIES
Target Income Series	1	42.0%
Target 2015 Series	2	46.4%
Target 2020 Series	1	45.4%
Target 2030 Series	1	44.2%
Target 2040 Series	1	41.0%
Target 2050 Series	2	41.3%
Target 2060 Series	1	33.4%

At October 31, 2018, the Advisor and its affiliates owned 0.3% of the Target 2015 Series, 1.8% of the Target 2060 Series, and 0.1% or less of each remaining Series. Investment activities of these shareholders may have a material effect on the Series.

7.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended October 31, 2018, none of the Series borrowed under the line of credit.

8.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were directly held by the Series as of October 31, 2018.

79

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are primarily due to differing book and tax treatment in the timing and recognition on net investment income or gains and losses, including losses deferred due to wash sales. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2018, there were no reclassifications between paid-in-capital and total distributable earnings.

The tax character of distributions paid were as follows:

	TARGET INCOME SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Ordinary income (2018)	$672,375	$21,596	$511,932	$184,177	$496,157
Ordinary income (2017)	$1,234,782	$90,007	$1,858,404	$475,544	$2,163,446
Long-term capital gain (2018)	$—	$—	$—	$10	$—

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES	TARGET 2060 SERIES
Ordinary income (2018)	$353,015	$1,269,940	$332,652	$1,110,027	$310,269	$193,740
Ordinary income (2017)	$361,500	$1,141,133	$174,047	$391,345	$75,73	$24,681
Long-term capital gain (2018)	$95,020	$580,680	$581,311	$1,613,758	$328,481	$350,714
Long-term capital gain (2017)	$164,470	$—	$177,024	$—	$68,636	$4,290

At October 31, 2018, the tax basis of components of distributable earnings and the net unrealized appreciation (depreciation) based on the identified cost of investments for federal income tax purposes were as follows:

	TARGET INCOME SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Cost for federal income tax purposes	$128,033,089	$2,181,400	$96,098,524	$60,936,430	$124,164,509
Unrealized appreciation	—	—	—	—	125,412
Unrealized depreciation	$(2,208,707)	$(56,641)	$(2,376,438)	$(1,550,985)	$(2,719,420)

Net unrealized depreciation	$(2,208,707)	$(56,641)	$(2,376,438)	$(1,550,985)	$(2,594,008)

Undistributed ordinary income	$64,403	$1,742	$36,997	$155,459	$336,606
Capital loss carryforward	$(331,241)	$(435,145)	$(1,570,302)	$—	$—

	TARGET	TARGET	TARGET	TARGET	TARGET	TARGET
	2035	2040	2045	2050	2055	2060
	SERIES	SERIES	SERIES	SERIES	SERIES	SERIES
Cost for federal income tax purposes	$38,057,145	$73,463,466	$20,689,035	$32,969,564	$10,253,783	$11,562,103
Unrealized appreciation	—	345,082	—	80,327	—	—
Unrealized depreciation	(731,038)	(824,933)	(176,592)	(268)	(30,096)	(168,650)

Net unrealized appreciation (depreciation)	$(731,038)	$(479,851)	$(176,592)	$80,059	$(30,096)	$(168,650)

Undistributed ordinary income	$318,145	$2,168,394	$371,216	$1,238,775	$99,762	$13,393
Undistributed long-term capital gains	$—	$1,807	$—	$—	$—	$—

At October 31, 2018, Target Income Series, Target 2015 Series, and Target 2020 Series had net long-term capital loss carryforwards of $331,241, $435,145, and $1,570,302, respectively, which may be carried forward indefinitely.

80

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

As of October 31, 2018, the capital loss carryover utilized in the current year for Target Income Series, Target 2020 Series, and Target 2030 Series was $74,768, $758,673, and $1,622,824, respectively.

81

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (eleven of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 14, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

82

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$262,118
Target 2015 Series	8,566
Target 2020 Series	239,083
Target 2025 Series	71,179
Target 2030 Series	203,871
Target 2035 Series	98,056
Target 2040 Series	349,982
Target 2045 Series	78,309
Target 2050 Series	200,054
Target 2055 Series	44,457
Target 2060 Series	18,384

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	25.81%
Target 2015 Series	21.57%
Target 2020 Series	18.80%
Target 2025 Series	16.03%
Target 2030 Series	17.29%
Target 2035 Series	16.14%
Target 2040 Series	16.97%
Target 2045 Series	14.91%
Target 2050 Series	11.54%
Target 2055 Series	9.11%
Target 2060 Series	5.58%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2018 as follows:

Series
Target 2025 Series	$11
Target 2035 Series	696
Target 2040 Series	2,629
Target 2045 Series	27
Target 2050 Series	840
Target 2055 Series	23
Target 2060 Series	26

83

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal
Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various affiliates: Chief
Financial Officer
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director
(1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Genesee Corporation (holding company)(1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance &
Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating
Committee Member since 2007; Governance & Nominating Committee
Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

84

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013 -present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994 - present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During	Rochester Institute of Technology (university)(2005-present); Town of
Past 5 Years:	Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

85

Directors’ and Officers’ Information

(unaudited)

Officers:	(continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served: Principal Occupation(s) During Past 5 Years:	Principal Financial Officer since 2002; Chief Financial Officer since 2001 Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund: Term of Office[1] & Length of Time Served:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) - Harter Secrest and Emery LLP; Legal Counsel (2010-2017) - Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since
2009
Holds one or more of the following titles for various affiliates: Director

*At a meeting of the Board of Directors held on November 15, 2018, the Board accepted the resignation of Michele T. Mosca from her positions as Principal Executive Officer, President, Chair and Interested Director of the Fund and appointed Paul J. Battaglia to each of the resigned positions effective immediately. Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

86

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTGT-10/18-AR

Disciplined Value Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment witnessed over the past twelve months was more volatile and bifurcated than what was experienced in prior years. For the fiscal year ending on October 31, 2018, US equities posted strong gains, with the S&P 500 Total Return Index up 7.35%.

Going forward, we believe the volatility experienced in October, as well as during the first few months of 2018, is likely to be reflective of what investors should come to expect going forward. While we do not anticipate an imminent recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk regime for risk assets over the next twelve months.

The US is likely approaching a period of peak growth and continues to show signs of progressing further into late cycle territory. At the same time, key global risks are rising, including trade tensions, global growth concerns, and geopolitical uncertainty, all of which have continued escalating throughout 2018.

We are approaching the ten-year anniversary of the bull market, and while bull markets do not necessarily die of old age, they cannot extend indefinitely either. As the economy continues to move into later cycle territory, we believe investors should temper their expectations as the extraordinary returns experienced over the past several years are unlikely to persist.

With this in mind, we discuss recent fund performance in the enclosed, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets.

We hope that you find this information helpful, and look forward to working with you in the years ahead to help you meet your investment goals.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The index accounts for the reinvestment of regular cash dividends, but not for the withholding of taxes. Index returns provided by Morningstar. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2018 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

©2018 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

1

Disciplined Value Series

Fund Commentary

(unaudited)

Investment	Objective

To provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series is designed to offer a diversified portfolio of dividend-paying US equity securities. Using a systematic process with a focus on mid- to large-capitalization US companies, securities are selected based on factors such as free cash flow generation and earnings power, minimum dividend yield, dividend sustainability, and financial health.

Performance	Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2018, as the S&P 500 Total Return Index returned 7.35%. Value stocks underperformed growth stocks during the period as the Russell 1000 Value Index returned 3.03% while the Russell 1000 Growth Index returned 10.71%. The Disciplined Value Series Class S provided positive absolute returns of 8.14%, outperforming the Russell 1000 Value Index on a relative basis.

The Series’ sector allocations and stock selections are a product of the Strategy’s systematic screens. Among those two drivers, stock selection was the primary contributor to relative performance over the course of the last year. In particular, the Series’ screening process was most additive to relative performance through stock selection within Industrials, Consumer Discretionary, and Consumer Staples. Offsetting a portion of the relative performance tailwind was the Series’ sector positioning, led by an overweight to the Industrials and an underweight to the Communication Services.

Within the Series, through our disciplined screening process, we pursue opportunities for shareholders to generate stable income with the potential for capital appreciation. Importantly, our approach will continue to emphasize risk management as a critical component in managing the Series.

As we begin the new fiscal year, we believe that we are entering a higher risk regime for equities, and that the United States is likely approaching a period of peak growth. This could result in lower returns as the economy is moving into late cycle territory as supply begins to become a binding constraint for growth. Despite this challenging environmental backdrop, we believe that our investment approach can continue to help our shareholders achieve their long-term investment objectives.

Please see the next page for additional performance information as of October 31, 2018.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk and mid-cap risk. The Series invests primarily in dividend-paying equity securities, with a focus on mid- to large- cap companies. There is no assurance or guarantee that such companies will declare, continue to pay, or increase dividends. Stocks of mid-cap companies tend to be more volatile than those of large-cap companies, as midcap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. In addition, because the Advisor manages the Series using a disciplined screening process, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Russell 1000® Value Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The Russell 1000® Growth Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

2

Disciplined Value Series

Performance Update as of October 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Disciplined Value Series - Class I3	8.35%	10.35%	12.35%
Manning & Napier Fund, Inc. - Disciplined Value Series - Class S3,4	8.14%	10.07%	12.06%
Russell 1000® Value Index[5]	3.03%	8.61%	11.76%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Disciplined Value Series - Class I from its inception2 (November 7, 2008) to present (October 31, 2018) to the Russell 1000® Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, the net expense ratio was 0.85% for Class S and 0.60% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.89% for Class S and 0.64% for Class I for the year ended October 31, 2018.

4For periods through March 1, 2012 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

5The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Disciplined Value Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD* 5/1/18-10/31/18	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,026.84	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000.00	$1,028.19	$3.07	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year: therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Disciplined Value Series

Portfolio Composition as of October 31, 2018

(unaudited)

5

Disciplined Value Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.9%

Communication Services - 2.1%
Entertainment - 0.3%
Viacom, Inc. - Class B	15,805	$505,444

Media - 1.8%
Comcast Corp. - Class A	73,909	2,818,889

Total Communication Services		3,324,333

Consumer Discretionary - 10.0%
Distributors - 0.4%
Genuine Parts Co.	7,337	718,439

Hotels, Restaurants & Leisure - 2.0%
McDonald’s Corp.	18,340	3,244,346

Household Durables - 0.5%
Newell Brands, Inc.	23,159	367,765
Whirlpool Corp.	4,362	478,773

		846,538

Leisure Products - 0.4%
Hasbro, Inc.	6,796	623,261

Multiline Retail - 1.9%
Kohl’s Corp.	9,567	724,509
Macy’s, Inc.	17,867	612,659
Target Corp.	19,557	1,635,552

		2,972,720

Specialty Retail - 3.6%
Best Buy Co., Inc.	12,413	870,896
The Gap, Inc.	23,405	638,957
The Home Depot, Inc.	24,564	4,320,316

		5,830,169

Textiles, Apparel & Luxury Goods - 1.2%
Tapestry, Inc.	11,490	486,142
VF Corp.	16,905	1,401,087

		1,887,229

Total Consumer Discretionary		16,122,702

Consumer Staples - 16.2%
Beverages - 2.7%
Molson Coors Brewing Co. - Class B	8,575	548,800
PepsiCo, Inc.	33,236	3,735,062

		4,283,862

Food & Staples Retailing - 5.6%
Sysco Corp.	19,736	1,407,769

The accompanying notes are an integral part of the financial statements.

6

Disciplined Value Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc.	22,350	$1,782,859
Walmart, Inc.	58,102	5,826,469

		9,017,097

Food Products - 5.3%
Campbell Soup Co.	17,467	653,440
Conagra Brands, Inc.	15,904	566,182
General Mills, Inc.	26,101	1,143,224
The Hershey Co.	9,254	991,566
Hormel Foods Corp.	16,890	737,080
The J.M. Smucker Co.	6,639	719,136
Kellogg Co.	11,887	778,361
The Kraft Heinz Co.	28,807	1,583,521
Mondelez International, Inc. - Class A	33,755	1,417,035

		8,589,545

Household Products - 2.6%
The Clorox Co.	6,641	985,856
Colgate-Palmolive Co.	29,883	1,779,533
Kimberly-Clark Corp.	13,557	1,413,995

		4,179,384

Total Consumer Staples		26,069,888

Energy - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
Marathon Petroleum Corp.	31,502	2,219,316
Valero Energy Corp.	16,808	1,531,041

Total Energy		3,750,357

Financials - 10.0%
Banks - 10.0%
Fifth Third Bancorp.	29,931	807,838
JPMorgan Chase & Co.	55,761	6,079,064
KeyCorp.	34,699	630,134
SunTrust Banks, Inc.	14,096	883,255
U.S. Bancorp.	44,277	2,314,359
Wells Fargo & Co.	100,898	5,370,800

Total Financials		16,085,450

Health Care - 19.6%
Biotechnology - 5.3%
AbbVie, Inc.	38,809	3,021,281

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Biotechnology (continued)
Amgen, Inc.	16,267	$3,136,115
Gilead Sciences, Inc.	34,347	2,341,778

		8,499,174

Health Care Providers & Services - 1.8%
CVS Health Corp.	32,286	2,337,184
Quest Diagnostics, Inc.	5,750	541,132

		2,878,316

Pharmaceuticals - 12.5%
Bristol-Myers Squibb Co.	39,231	1,982,735
Eli Lilly & Co.	20,899	2,266,288
Johnson & Johnson	47,578	6,660,444
Merck & Co., Inc.	57,497	4,232,354
Pfizer, Inc.	114,974	4,950,780

		20,092,601

Total Health Care		31,470,091

Industrials - 20.6%
Aerospace & Defense - 5.8%
The Boeing Co.	12,096	4,292,387
Lockheed Martin Corp.	8,266	2,428,964
United Technologies Corp.	21,490	2,669,273

		9,390,624

Air Freight & Logistics - 1.9%
C.H. Robinson Worldwide, Inc.	7,381	657,130
United Parcel Service, Inc. - Class B	23,058	2,456,599

		3,113,729

Building Products - 0.6%
Johnson Controls International plc	28,027	896,023
Resideo Technologies, Inc.*	3,202	67,392

		963,415

Commercial Services & Supplies - 0.9%
Waste Management, Inc.	15,586	1,394,479

Electrical Equipment - 1.8%
Eaton Corp. plc	19,395	1,390,040
Emerson Electric Co.	21,902	1,486,708

		2,876,748

Industrial Conglomerates - 3.5%
3M Co.	15,229	2,897,470

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates (continued)
Honeywell International, Inc.	19,209	$2,781,847

		5,679,317

Machinery - 2.9%
Caterpillar, Inc.	14,252	1,729,053
Cummins, Inc.	7,141	976,103
Illinois Tool Works, Inc.	8,412	1,073,119
Ingersoll-Rand plc	8,337	799,852

		4,578,127

Road & Rail - 2.7%
Norfolk Southern Corp.	8,040	1,349,353
Union Pacific Corp.	20,967	3,065,795

		4,415,148

Trading Companies & Distributors - 0.5%
Fastenal Co.	15,586	801,276

Total Industrials		33,212,863

Information Technology - 14.8%
Communications Equipment - 3.4%
Cisco Systems, Inc.	100,007	4,575,320
Motorola Solutions, Inc.	7,538	923,857

		5,499,177

Electronic Equipment, Instruments & Components - 0.7%
Corning, Inc.	37,019	1,182,757

IT Services - 3.8%
Automatic Data Processing, Inc.	14,458	2,083,109
International Business Machines Corp.	25,030	2,889,213
Paychex, Inc.	16,028	1,049,674

		6,021,996

Semiconductors & Semiconductor Equipment - 6.5%
Broadcom, Inc.	9,090	2,031,524
Intel Corp.	98,322	4,609,335
KLA-Tencor Corp.	7,568	692,775
Maxim Integrated Products, Inc.	11,248	562,625
Texas Instruments, Inc.	28,193	2,617,156

		10,513,415

Technology Hardware, Storage & Peripherals - 0.4%
Western Digital Corp.	15,075	649,280

Total Information Technology		23,866,625

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials - 2.3%
Chemicals - 1.1%
Eastman Chemical Co.	7,678	$601,572
LyondellBasell Industries N.V. - Class A	14,363	1,282,185

		1,883,757

Containers & Packaging - 0.6%
Packaging Corp. of America	5,564	510,831
Westrock Co.	10,989	472,197

		983,028

Metals & Mining - 0.6%
Nucor Corp.	15,334	906,546

Total Materials		3,773,331

TOTAL COMMON STOCKS
(Identified Cost $155,751,527)		157,675,640

SHORT-TERM INVESTMENT - 2.0%
Dreyfus Government Cash Management, Institutional Shares[1], 2.05%
(Identified Cost $3,184,374)	3,184,374	3,184,374

TOTAL INVESTMENTS - 99.9%
(Identified Cost $158,935,901)		160,860,014
OTHER ASSETS, LESS LIABILITIES - 0.1%		91,340

NET ASSETS - 100%		$160,951,354

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2018

ASSETS:

Investments, at value (identified cost $158,935,901) (Note 2)	$160,860,014
Receivable for fund shares sold	990,431
Dividends receivable	158,289
Foreign tax reclaims receivable	11,408
Interest receivable	5,759
Prepaid and other expenses	16,301

TOTAL ASSETS	162,042,202

LIABILITIES:

Accrued management fees (Note 3)	43,203
Accrued fund accounting and administration fees (Note 3)	16,815
Accrued shareholder services fees (Class S) (Note 3)	15,067
Accrued Chief Compliance Officer service fees (Note 3)	401
Payable for securities purchased	809,792
Payable for fund shares repurchased	151,620
Audit fees payable	17,215
Other payables and accrued expenses	36,735

TOTAL LIABILITIES	1,090,848

TOTAL NET ASSETS	$160,951,354

NET ASSETS CONSIST OF:

Capital stock	$143,281
Additional paid-in-capital	132,816,309
Total distributable earnings	27,991,764

TOTAL NET ASSETS	$160,951,354

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($72,087,647/8,221,045 shares)	$8.77

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($88,863,707/6,107,029 shares)	$14.55

The accompanying notes are an integral part of the financial statements.

11

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $302)	$3,130,365
Interest	16,515

Total Investment Income	3,146,880

EXPENSES:

Management fees (Note 3)	543,253
Shareholder services fees (Class S) (Note 3)	132,429
Fund accounting and administration fees (Note 3)	53,673
Directors’ fees (Note 3)	9,337
Chief Compliance Officer service fees (Note 3)	4,385
Custodian fees	21,060
Miscellaneous	140,524

Total Expenses	904,661
Less reduction of expenses (Note 3)	(47,894)

Net Expenses	856,767

NET INVESTMENT INCOME	2,290,113

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	25,894,128
Net change in unrealized appreciation (depreciation) on investments	(21,487,274)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,406,854

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,696,967

The accompanying notes are an integral part of the financial statements.

12

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,290,113	$3,705,146
Net realized gain (loss) on investments	25,894,128	25,969,874
Net change in unrealized appreciation (depreciation) on investments	(21,487,274)	3,802,331

Net increase from operations	6,696,967	33,477,351

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class S	(10,674,798)	(1,640,392)
Class I	(12,965,874)	(7,897,908)

Total distributions to shareholders	(23,640,672)	(9,538,300)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	29,598,590	(43,416,296)

Net increase (decrease) in net assets	12,654,885	(19,477,245)

NET ASSETS:

Beginning of year	148,296,469	167,773,714

End of year	$160,951,354	$148,296,469

*For the year ended October 31, 2017, the distributions to shareholders from net investment income and net realized gain were $747,820 and $892,572 (Class S) and $3,303,961 and $4,593,947 (Class I), respectively.

The accompanying notes are an integral part of the financial statements.

13

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.42	$10.16	$11.64	$12.75	$11.88

Income from investment operations:
Net investment income[1]	0.16	0.20	0.22	0.26	0.26
Net realized and unrealized gain (loss) on investments	0.72	1.89	0.53	(0.21)	1.25

Total from investment operations	0.88	2.09	0.75	0.05	1.51

Less distributions to shareholders:
From net investment income	(0.27)	(0.33)	(0.32)	(0.36)	(0.34)
From net realized gain on investments	(3.26)	(0.50)	(1.91)	(0.80)	(0.30)

Total distributions to shareholders	(3.53)	(0.83)	(2.23)	(1.16)	(0.64)

Net asset value - End of year	$8.77	$11.42	$10.16	$11.64	$12.75

Net assets - End of year (000’s omitted)	$72,088	$30,940	$15,022	$15,471	$13,716

Total return[2]	8.14%	21.52%	7.99%	0.63%	13.12%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.82%	0.82%	0.79%	0.79%
Net investment income	1.71%	1.91%	2.19%	2.14%	2.11%
Portfolio turnover	96%	34%	39%	49%	23%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.04%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

Disciplined Value Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.76	$14.54	$15.69	$16.76	$15.41

Income from investment operations:
Net investment income[1]	0.31	0.35	0.35	0.39	0.38
Net realized and unrealized gain (loss) on investments	1.03	2.73	0.75	(0.27)	1.64

Total from investment operations	1.34	3.08	1.10	0.12	2.02

Less distributions to shareholders:
From net investment income	(0.29)	(0.36)	(0.34)	(0.39)	(0.37)
From net realized gain on investments	(3.26)	(0.50)	(1.91)	(0.80)	(0.30)

Total distributions to shareholders	(3.55)	(0.86)	(2.25)	(1.19)	(0.67)

Net asset value - End of year	$14.55	$16.76	$14.54	$15.69	$16.76

Net assets - End of year (000’s omitted)	$88,864	$117,357	$152,751	$160,999	$191,337

Total return[2]	8.35%	21.86%	8.24%	0.91%	13.44%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.60%	0.57%	0.57%	0.54%	0.54%
Net investment income	2.05%	2.24%	2.46%	2.44%	2.38%
Portfolio turnover	96%	34%	39%	49%	23%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.04%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

15

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2018, 13.4 billion shares have been designated in total among 38 series, of which 100 million have been designated as Disciplined Value Series Class I common stock, 100 million have been designated as Disciplined Value Series Class S common stock, 100 million have been designated as Disciplined Value Series Class W common stock, and 100 million have been designated as Disciplined Value Series Class Z common stock. Class W common stock and Class Z common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair

16

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Communication Services	$3,324,333	$3,324,333	$—	$—
Consumer Discretionary	16,122,702	16,122,702	—	—
Consumer Staples	26,069,888	26,069,888	—	—
Energy	3,750,357	3,750,357	—	—
Financials	16,085,450	16,085,450	—	—
Health Care	31,470,091	31,470,091	—	—
Industrials	33,212,863	33,212,863	—	—
Information Technology	23,866,625	23,866,625	—	—
Materials	3,773,331	3,773,331	—	—
Mutual Fund	3,184,374	3,184,374	—	—

Total assets	$160,860,014	$160,860,014	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2017 or October 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended October 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, the Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

17

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2015 through October 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder service fees, at no more than 0.60% of average daily net assets each year. Accordingly, the Advisor waived fees of $47,894 for the year ended October 31, 2018, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $125,559,455 and $118,301,305, respectively. There were no purchases or sales of U.S. Government securities.

19

Disciplined Value Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and I shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,688,588	$88,377,970	1,545,061	$16,323,508
Reinvested	1,204,163	10,575,138	156,422	1,637,234
Repurchased	(5,379,786)	(47,861,945)	(471,810)	(5,038,973)

Total	5,512,965	$51,091,163	1,229,673	$12,921,769

CLASS I	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,156,876	$63,107,551	1,890,531	$29,193,940
Reinvested	525,788	7,609,244	285,798	4,347,380
Repurchased	(5,577,192)	(92,209,368)	(5,679,847)	(89,879,385)

Total	(894,528)	$(21,492,573)	(3,503,518)	$(56,338,065)

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended October 31, 2018, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2018.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatment in the timing of recognition of net investment income, or gains and losses, including losses deferred due to wash sales and the use of equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2018, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $13,753, and decrease Total Distributable Earnings by $13,753. Any such reclassifications are not reflected in the financial highlights.

20

Disciplined Value Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid for the year ended October 31, 2018 were as follows:

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
Ordinary income	$3,681,015	$4,505,240
Long-term capital gains	19,959,657	5,033,060

At October 31, 2018, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$159,481,979
Unrealized appreciation	8,561,488
Unrealized depreciation	(7,183,453)

Net unrealized appreciation	$1,378,035

Undistributed ordinary income	$2,400,285
Undistributed long-term capital gains	$24,213,444

21

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Disciplined Value Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 14, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

22

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $2,968,683 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 78.00%.

The Series designates $25,424,116 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2018.

23

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite - Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 - Present); Vice President of Finance (2016 - 2018); Director of Finance (2011 - 2016); Financial Analyst/Internal Auditor (2004-2006) - Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition
Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

24

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:
Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of
Research (2002 - 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance
Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

25

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting
Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money
Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:

Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and
Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) - Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009
Holds one or more of the following titles for various affiliates: Director

*At a meeting of the Board of Directors held on November 15, 2018, the Board accepted the resignation of Michele T. Mosca from her positions as Principal Executive Officer, President, Chair and Interested Director of the Fund and appointed Paul J. Battaglia to each of the resigned positions effective immediately. Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Disciplined Value Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/18-AR

Overseas Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment witnessed over the past twelve months was more volatile and bifurcated than what was experienced in prior years. For the fiscal year ending on October 31, 2018, international equity performance was decidedly poor as the MSCI ACWI ex USA Index fell 8.24%.

Going forward, we believe the volatility experienced in October, as well as during the first few months of 2018, is likely to be reflective of what investors should come to expect going forward. While we do not anticipate an imminent recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk regime for risk assets over the next twelve months.

The US is likely approaching a period of peak growth and continues to show signs of progressing further into late cycle territory, with potential spillover effects into the global economy. At the same time, key global risks are rising, including trade tensions, global growth concerns, and geopolitical uncertainty, all of which have continued escalating throughout 2018.

Given our updated outlook, we are reviewing late cycle risks in current and prospective investments and have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, choosing to be selective in our investment decisions and seeking to avoid overvalued areas of the market.

With this in mind, we discuss recent fund performance in the enclosed, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets.

We hope that you find this information helpful, and look forward to working with you in the years ahead to help you meet your investment goals.

Sincerely,

Manning & Napier Advisors, LLC

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Morningstar.

© 2018 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

International equity markets generally delivered negative absolute returns for the twelve-month period ended October 31, 2018. The broad MSCI ACWI ex USA Index (ACWIxUS) returned -8.24%. Emerging market equities generally underperformed developed markets during the period, and the US dollar generally appreciated during the year which challenged international equity returns for US-based investors.

The Overseas Series Class S returned -8.96% during the year, underperforming the ACWIxUS benchmark on a relative basis. Importantly, the Series has provided robust positive absolute returns over the current international stock market cycle, which began in April 2003.

The Series’ underperformance relative to the ACWIxUS during the year was driven by country positioning and stock selection. Conversely, sector positioning aided relative returns. The most notable detractors from relative performance was stock selection in Consumer Staples, Financials, Communication Services, and Energy, as well as an underweight to Energy. This was offset with strong stock selection in Consumer Discretionary, Information Technology, Industrials, and Health Care. Overweights to Health Care and Consumer Staples and an underweight to Financials also contributed to relative returns.

From a country basis, stock selection in France, Japan, and Belgium provided the biggest headwinds to relative performance, along with an overweight to Belgium and an underweight to Japan, while stock selection in Canada, Ireland, Germany, and the Netherlands was a positive contributor.

Our increased concern for global growth and view that we are moving into late cycle territory has led to meaningful allocations to Health Care and Consumer Staples. The Series has underweight allocations to some of the more economically sensitive sectors like Financials, Energy, Consumer Discretionary, and Information Technology. We have generally found the more yield-oriented segments to be overvalued given the lower growth prospects, which has resulted in underweight allocations to Utilities and Real Estate. Regionally, the Series is meaningfully overweight to Europe and the Middle East and underweight to Asia, with the largest single country underweight to Japan. The Series is also currently underweight Emerging Markets.

Please see the next page for additional performance information as of October 31, 2018.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets. Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the MSCI ACWI ex USA Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

2

Overseas Series

Performance Update as of October 31, 2018
(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Overseas Series - Class I2	-8.73%	-0.05%	5.82%
Manning & Napier Fund, Inc. - Overseas Series - Class S2,3	-8.96%	-0.34%	5.52%
Manning & Napier Fund, Inc. - Overseas Series - Class Z2,4	-8.64%	-0.04%	5.83%
MSCI ACWI ex USA Index[5]	-8.24%	1.63%	6.92%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series - Class I for the ten years ended October 31, 2018 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.75% for Class I, 1.05% for Class S and 0.65% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.77% for Class I, 1.11% for Class S and 0.74% for Class Z for the year ended October 31, 2018.

3For periods through the inception of Class S on September 21, 2018 the performance is hypothetical and is based on the historical performance of Class I shares adjusted for Class S shares’ charges and expenses.

4For periods through the inception of Class Z on May 1, 2018, performance is based on the historical performance of Class I shares. Because the Class Z shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that Class I shares have a higher expense ratio.

5The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18*	ANNUALIZED EXPENSE RATIO
Class I
Actual	$1,000.00	$891.43	$3.58	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class S
Actual	$1,000.00	$896.80	$1.09	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,004.33	$1.15	1.05%
Class Z
Actual	$1,000.00	$892.90	$3.08	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29	0.65%

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

Overseas Series

Portfolio Composition as of October 31, 2018

(unaudited)

5

Overseas Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE
		(NOTE 2)

COMMON STOCKS - 92.3%

Communication Services - 7.9%
Entertainment - 3.0%
NetEase, Inc. - ADR (China)	56,580	$11,760,153
Nexon Co. Ltd. (Japan)*	954,500	10,888,219

		22,648,372

Interactive Media & Services - 2.4%
Tencent Holdings Ltd. - Class H (China)	517,700	17,736,021

Media - 2.5%
Quebecor, Inc. - Class B (Canada)	488,383	9,578,829
Shaw Communications, Inc. - Class B (Canada)	484,230	9,015,517

		18,594,346

Total Communication Services		58,978,739

Consumer Discretionary - 7.9%
Hotels, Restaurants & Leisure - 1.8%
Accor S.A. (France)	291,718	13,329,230

Internet & Direct Marketing Retail - 2.9%
Alibaba Group Holding Ltd. - ADR (China)*	124,715	17,744,450
Despegar.com Corp. (Argentina)*	237,835	3,822,009

		21,566,459

Specialty Retail - 1.1%
Industria de Diseno Textil S.A. (Spain)	290,360	8,183,666

Textiles, Apparel & Luxury Goods - 2.1%
lululemon athletica, Inc. (United States)*	112,890	15,887,010

Total Consumer Discretionary		58,966,365

Consumer Staples - 23.0%
Beverages - 9.1%
Ambev S.A. - ADR (Brazil)	3,625,746	15,699,480
Anheuser-Busch InBev S.A./N.V. (Belgium)	366,700	27,121,484
Diageo plc (United Kingdom)	726,540	25,117,593

		67,938,557

Food Products - 6.0%
Danone S.A. (France)	261,625	18,526,454
Nestle S.A. (Switzerland)	312,760	26,404,172

		44,930,626

Personal Products - 6.0%
Beiersdorf AG (Germany)	126,936	13,124,777
Unilever plc - ADR (United Kingdom)	589,040	31,207,339

		44,332,116

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2018

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco - 1.9%
British American Tobacco plc - ADR (United Kingdom)	328,770	$14,268,618

Total Consumer Staples		171,469,917

Energy - 4.7%
Energy Equipment & Services - 3.7%
Schlumberger Ltd. (United States)	546,940	28,063,492

Oil, Gas & Consumable Fuels - 1.0%
Cameco Corp. (Canada)	674,095	7,226,298

Total Energy		35,289,790

Financials - 8.9%
Banks - 6.9%
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	151,805	6,116,224
Bankia S.A. (Spain)	3,625,191	11,386,871
Bankinter S.A. (Spain)	1,506,305	12,341,094
CaixaBank S.A. (Spain)	3,113,675	12,600,077
FinecoBank Banca Fineco S.p.A. (Italy)	851,045	8,894,758

		51,339,024

Capital Markets - 2.0%
Julius Baer Group Ltd. (Switzerland)	327,220	14,922,797

Total Financials		66,261,821

Health Care - 13.8%
Health Care Equipment & Supplies - 3.7%
Medtronic plc (United States)	263,090	23,630,744
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	4,733,867	4,240,354

		27,871,098

Life Sciences Tools & Services - 2.4%
QIAGEN N.V. (United States)*	202,104	7,336,375
QIAGEN N.V. (United States)*	288,307	10,465,120

		17,801,495

Pharmaceuticals - 7.7%
Merck KGaA (Germany)	58,535	6,263,401
Novartis AG - ADR (Switzerland)	332,195	29,053,775
Perrigo Co. plc (United States)	310,145	21,803,194

		57,120,370

Total Health Care		102,792,963

Industrials - 10.1%
Aerospace & Defense - 1.9%
BAE Systems plc (United Kingdom)	2,145,535	14,386,430

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Investment Portfolio - October 31, 2018

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines - 0.9%
Ryanair Holdings plc - ADR (Ireland)*	83,810	$6,939,468

Construction & Engineering - 2.5%
FLSmidth & Co. A/S (Denmark)	60,863	3,193,514
Vinci S.A. (France)	176,120	15,674,485

		18,867,999

Machinery - 2.5%
Epiroc AB - Class A (Sweden)*	212,260	1,863,942
Metso OYJ (Finland)	86,946	2,745,037
The Weir Group plc (United Kingdom)	682,921	13,819,959

		18,428,938

Trading Companies & Distributors - 1.0%
Brenntag AG (Germany)	143,882	7,514,140

Transportation Infrastructure - 1.3%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	883,100	4,625,208
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	57,715	4,783,419

		9,408,627

Total Industrials		75,545,602

Information Technology - 6.3%
Electronic Equipment, Instruments & Components - 1.9%
Keyence Corp. (Japan)	28,100	13,727,407

IT Services - 4.4%
Amdocs Ltd. (United States)	401,971	25,432,705
InterXion Holding N.V. (Netherlands)*	130,005	7,653,394

		33,086,099

Total Information Technology		46,813,506

Materials - 8.1%
Chemicals - 6.8%
Akzo Nobel N.V. (Netherlands)	291,310	24,459,718
Mexichem S.A.B. de C.V. (Mexico)	2,344,600	6,132,382
Solvay S.A. (Belgium)	176,180	20,068,086

		50,660,186

Metals & Mining - 1.3%
Antofagasta plc (Chile)	356,745	3,571,027
First Quantum Minerals Ltd. (Zambia)	314,985	3,143,988
Lundin Mining Corp. (Chile)	812,518	3,339,073

		10,054,088

Total Materials		60,714,274

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Investment Portfolio - October 31, 2018

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Real Estate - 1.6%
Equity Real Estate Investment Trusts (REITS) - 1.6%
Unibail-Rodamco-Westfield (France)	64,795	$11,725,182

TOTAL COMMON STOCKS
(Identified Cost $744,170,298)		688,558,159

SHORT-TERM INVESTMENT - 4.5%

Dreyfus Government Cash Management, Institutional Shares[1], 2.05%
(Identified Cost $33,900,860)	33,900,860	33,900,860

TOTAL INVESTMENTS - 96.8%
(Identified Cost $778,071,158)		722,459,019
OTHER ASSETS, LESS LIABILITIES - 3.2%		23,682,448

NET ASSETS - 100%		$746,141,467

ADR - American Depositary Receipt

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2018.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

United States - 17.8%; United Kingdom - 13.2%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Statement of Assets & Liabilities

October 31, 2018

ASSETS:

Investments, at value (identified cost $778,071,158) (Note 2)	$722,459,019
Foreign currency, at value (identified cost $114,780)	113,671
Receivable for securities sold	18,335,376
Foreign tax reclaims receivable	10,102,856
Dividends receivable	727,830
Receivable for fund shares sold	193,221
Interest receivable	36,233
Prepaid expenses	11,834

TOTAL ASSETS	751,980,040

LIABILITIES:

Accrued management fees (Note 3)	361,053
Accrued sub-transfer agent fees (Note 3)	127,469
Accrued distribution and service (Rule 12b-1) fees (Class S)(Note 3)	114,180
Accrued fund accounting and administration fees (Note 3)	44,285
Accrued Chief Compliance Officer service fees (Note 3)	401
Payable for fund shares repurchased	512,221
Payable for securities purchased	4,390,683
Other payables and accrued expenses	288,281

TOTAL LIABILITIES	5,838,573

TOTAL NET ASSETS	$746,141,467

NET ASSETS CONSIST OF:

Capital stock	$336,485
Additional paid-in-capital	1,299,490,373
Total distributable earnings (loss)	(553,685,391)

TOTAL NET ASSETS	$746,141,467

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($140,653,287/6,342,720 shares)	$22.18

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($500,950,427/22,594,311 shares)	$22.17

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($104,537,753/4,711,514 shares)	$22.19

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Statement of Operations

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,265,533)	$10,696,425

EXPENSES:

Management fees (Note 3)	3,152,469
Sub-transfer agent fees (Note 3)	201,938
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	150,333
Fund accounting and administration fees (Note 3)	90,951
Directors’ fees (Note 3)	38,104
Chief Compliance Officer service fees (Note 3)	4,385
Custodian fees	121,835
Miscellaneous	423,857

Total Expenses	4,183,872
Less reduction of expenses (Note 3)	(161,051)

Net Expenses	4,022,821

NET INVESTMENT INCOME	6,673,604

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	72,047,277
Foreign currency and translation of other assets and liabilities	196,807

72,244,084

Net change in unrealized appreciation (depreciation) on-
Investments	(154,250,689)
Foreign currency and translation of other assets and liabilities	(262,369)

(154,513,058)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(82,268,974)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(75,595,370)

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,673,604	$10,274,321
Net realized gain (loss) on investments and foreign currency	72,244,084	58,104,182
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(154,513,058)	101,467,459

Net increase (decrease) from operations	(75,595,370)	169,845,962

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class I	(10,748,629)	(15,662,741)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	77,003,717	(332,306,533)

Net decrease in net assets	(9,340,282)	(178,123,312)

NET ASSETS:

Beginning of year	755,481,749	933,605,061

End of year	$746,141,467	$755,481,749

*For the year ended October 31, 2017, the distributions to shareholders from net investment income for Class I was $15,662,741.

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Financial Highlights - Class I*

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value- Beginning of year	$24.73	$20.88	$21.34	$24.31	$27.39

Income (loss) from investment operations:
Net investment income[1]	0.41	0.26	0.32	0.32	0.36
Net realized and unrealized gain (loss) on investments	(2.51)	3.94	(0.41)	(1.14)	(1.98)

Total from investment operations	(2.10)	4.20	(0.09)	(0.82)	(1.62)

Less distributions to shareholders:
From net investment income	(0.45)	(0.35)	(0.37)	(0.36)	(0.37)
From net realized gain on investments	—	—	—	(1.79)	(1.09)

Total distributions to shareholders	(0.45)	(0.35)	(0.37)	(2.15)	(1.46)

Net asset value - End of year	$22.18	$24.73	$20.88	$21.34	$24.31

Net assets - End of year (000’s omitted)	$140,653	$755,482	$933,605	$1,725,278	$2,652,308

Total return[2]	(8.69%)	20.49%[3]	(0.35%)	(3.02%)	(6.13%)
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.74%	0.74%
Net investment income	1.62%	1.16%	1.54%	1.41%	1.37%
Portfolio turnover	34%	44%	37%	59%	39%

*Effective March 1, 2017, Class A shares of the Series have been redesignated as Class I shares.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.02%	0.02%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

3Includes litigation proceeds. Excluding this amount, the Series’ total return is 20.10%.

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Financial Highlights - Class S

FOR THE PERIOD 9/21/18[1] TO 10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$24.72

Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized gain (loss) on investments	(2.56)

Total from investment operations	(2.55)

Less distributions to shareholders:
From net investment income	—
From net realized gain on investments	—

Total distributions to shareholders	—

Net asset value - End of period	$22.17

Net assets - End of period (000’s omitted)	$500,950

Total return[3]	(10.32%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%[4]
Net investment income	0.38%[4]
Portfolio turnover	34%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

0.06%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Overseas Series

Financial Highlights - Class Z

FOR THE PERIOD 5/1/18[1] TO 10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$24.85

Income (loss) from investment operations:
Net investment income[2]	0.13
Net realized and unrealized loss on investments	(2.79)

Total from investment operations	(2.66)

Less distributions to shareholders:
From net investment income	—
From net realized gain on investments	—

Total distributions to shareholders	—

Net asset value - End of period	$22.19

Net assets - End of period (000’s omitted)	$104,538

Total return[3]	(10.71%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%[4]
Net investment income	1.04%[4]
Portfolio turnover	34%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.09%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Series is authorized to issue three classes of shares (Class I, S and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2018, 13.4 billion shares have been designated in total among 38 series, of which 200 million have been designated as Overseas Series Class I common stock, 400 million have been designated as Overseas Series Class S common stock, 75 million have been designated as Overseas Series Class W common stock and 100 million have been designated as Overseas Series Class Z common stock. Class W common stock is not currently offered for sale. Class Z shares of the Series commenced operations on May 1, 2018 and Class S shares of the Series commenced operations on September 24, 2018.

Reorganization

On September 18, 2018, the shareholders of World Opportunities Series approved the reorganization of World Opportunities Series into Overseas Series, each a series of the Fund, pursuant to which Overseas Series acquired substantially all of the assets and assumed certain stated liabilities of World Opportunities Series in exchange for an equal aggregate value of Overseas Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 21, 2018.

Each shareholder of World Opportunities Series received shares of Overseas Series with the same class designation and an aggregate Net Asset Value of such shareholder’s World Opportunities Series shares, as determined at the close of business on September 21, 2018.

The reorganization was accomplished by a tax-free exchange of shares of Overseas Series in the following amount and at the following conversion ratio:

	WORLD OPPORTUNITIES SERIES SHARES PRIOR TO REORGANIZATION	CONVERSION RATIO	SHARES OF OVERSEAS SERIES
Class S	72,203,693	0.330372	23,854,078

World Opportunities Series’ net assets and composition of net assets on September 21, 2018, the date of the reorganization, were as follows:

NET ASSETS	PAID-IN CAPITAL	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	NET UNREALIZED APPRECIATION
$589,676,263	$1,011,588,366	$(109,562)	$(446,854,928)	$25,052,387

For financial reporting purposes, assets received and shares issued by Overseas Series were recorded at fair value; however, the cost basis of the investments received from World Opportunities Series was carried forward to align ongoing reporting of Overseas Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

16

Overseas Series

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization (continued)

The aggregate net assets of Overseas Series immediately prior to, and after the acquisition, amounted to $310,629,139 and $900,305,402, respectively. World Opportunities Series’ fair value and cost of investments on September 21, 2018 were $583,171,966 and $558,177,803, respectively.

The purpose of the transaction was to combine two funds managed by the Advisor, the investment advisor to both Overseas Series and World Opportunities Series, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisition had been completed on November 1, 2017, the beginning of the annual reporting period for Overseas Series, the pro forma results of operations for the year ended October 31, 2018, are as follows:

•	Net investment income: $14,199,284

•	Net realized and change in unrealized gain/loss on investments: $(50,062,232)

•	Net decrease in the net assets resulting from operations: $(35,862,948)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of World Opportunities Series that have been included in the Overseas Series’ Statement of Operations since September 21, 2018.

Reorganization costs incurred by Overseas Series in connection with the reorganization were paid by the Advisor.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and

17

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity Securities:
Communication Services	$58,978,739	$30,354,499	$28,624,240	#	$—
Consumer Discretionary	58,966,365	37,453,469	21,512,896	#	—
Consumer Staples	171,469,917	61,175,437	110,294,480	#	—
Energy	35,289,790	35,289,790	—		—
Financials	66,261,821	6,116,224	60,145,597	#	—
Health Care	102,792,963	81,824,088	20,968,875	#	—
Industrials	75,545,602	16,348,095	59,197,507	#	—
Information Technology	46,813,506	33,086,099	13,727,407	#	—
Materials	60,714,274	12,615,443	48,098,831	#	—
Real Estate	11,725,182	—	11,725,182	#	—
Mutual Fund	33,900,860	33,900,860	—		—

Total assets	$722,459,019	$348,164,004	$374,295,015		$—

# Consists of certain foreign securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2017 or October 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series

18

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

financial statements for the year ended October 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, the Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

19

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2015 through October 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets. Prior to March 1, 2018, the amount paid to the Advisor for advisory services was 0.70%.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

20

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

The Advisor has contractually agreed, until at least February 29, 2020, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses of each Class, exclusive of shareholder services fees and distribution and service (12b-1) fees, at no more than 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, and 0.65% of the average daily net assets of the Class Z shares each year. Accordingly, the Advisor waived fees of $161,051 for the year ended October 31, 2018, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $167,090,350 and $678,481,403, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class I, Class S and Class Z shares of Overseas Series were:

CLASS I	FOR THE YEAR ENDED 10/31/2018		FOR THE YEAR ENDED 10/31/2017
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,392,938	$34,946,149	4,379,024	$98,607,521
Reinvested	418,319	10,324,113	686,873	13,936,654
Repurchased	(26,019,153)	(645,877,161)	(19,225,166)	(444,850,708)

Total	(24,207,896)	$(600,606,899)	(14,159,269)	$(332,306,533)

CLASS S	FOR THE PERIOD 9/21/2018 (COMMENCEMENT OF OPERATIONS) TO 10/31/2018
	SHARES	AMOUNT
Sold	190,967	$4,553,940
Shares issued in reorganization[1]	23,854,078	589,676,263
Reinvested	—	—
Repurchased	(1,450,734)	(33,687,813)

Total	22,594,311	$560,542,390

21

Overseas Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS Z	FOR THE PERIOD 5/1/2018 (COMMENCEMENT OF OPERATIONS) TO 10/31/2018
	SHARES	AMOUNT
Sold	5,468,547	$135,889,148
Reinvested	—	—
Repurchased	(757,033)	(18,820,922)

Total	4,711,514	$117,068,226

1See Note 1 regarding the reorganization.

At October 31, 2018, the Advisor and its affiliates owned 0.6% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended October 31, 2018, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2018.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2018, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $446,668,219 and decrease Total Distributable Earnings (Loss) by $446,668,219. Any such reclassifications are not reflected in the financial highlights.

22

Overseas Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
Ordinary income	$10,748,629	$15,662,741

At October 31, 2018, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$792,597,579
Unrealized appreciation	40,176,444
Unrealized depreciation	(110,315,004)

Net unrealized depreciation	$(70,138,560)

Undistributed ordinary income	$5,090,529
Capital loss carryforward	$(488,223,183)

At October 31, 2018, the Series had net short-term capital loss carryforwards of $65,704,244 and net long-term capital loss carryforwards of $422,518,939, which may be carried forward indefinitely.

As of October 31, 2018, the capital loss carryover utilized in the current year was $62,642,124.

23

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Overseas Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 14, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

24

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $11,791,728 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $11,714,573 and foreign taxes paid of $1,043,099 for the year ended October 31, 2018.

The World Opportunities Series elected to pass through to its shareholders foreign source income of $12,382,539 and foreign taxes paid of $1,247,868 for the period prior to the merger into the Overseas Series.

25

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the World Opportunities Series was held on September 18, 2018. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote is listed below:

Proposal:

	FOR	AGAINST	ABSTAIN
To approve the Agreement and Plan of Reorganization of the World Opportunities Series into the Overseas Series	38,242,259	277,969	2,377,235

26

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 - Present); Vice President of Finance (2016 - 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD) (information) (2000-2010); Cheyne Capital International (investment) (2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical) (2016-present); PureEarth(non-profit)(2012-present)

27

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) (2007-present); Amherst Early Music, Inc. (non-profit) (2009-present); Gotham Early Music Scene, Inc. (non-profit) (2009-present); Partnership for New York City, Inc. (non-profit) (1989-2010); New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) (1972-present); Culinary Institute of America (non-profit college) (1985-present); George Eastman House (museum) (1988-present); National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002 - 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

28

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009
Holds one or more of the following titles for various affiliates: Director

*At a meeting of the Board of Directors held on November 15, 2018, the Board accepted the resignation of Michele T. Mosca from her positions as Principal Executive Officer, President, Chair and Interested Director of the Fund and appointed Paul J. Battaglia to each of the resigned positions effective immediately. Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Overseas Series

Literature Requests

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/18-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment witnessed over the past twelve months was more volatile and bifurcated than what was experienced in prior years across both equities and fixed income, as well as between domestic and international investing.

For the fiscal year ending on October 31, 2018, US equities posted strong gains, with the S&P 500 Total Return Index up 7.35%. On the other hand, international equity performance was decidedly poor as the MSCI ACWI ex USA Index fell 8.24%. Regarding fixed income, domestic investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 2.05% as rising interest rates weighed on returns.

Going forward, we believe the volatility experienced in October, as well as during the first few months of 2018, is likely to be reflective of what investors should come to expect going forward. While we do not anticipate an imminent recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk regime for risk assets over the next twelve months.

The US is likely approaching a period of peak growth and continues to show signs of progressing further into late cycle territory. At the same time, key global risks are rising, including trade tensions, global growth concerns, and geopolitical uncertainty, all of which have continued escalating throughout 2018.

We are approaching the ten-year anniversary of the bull market, and while bull markets do not necessarily die of old age, they cannot extend indefinitely either. As the economy continues to move into later cycle territory, we believe investors should temper their expectations as the strong returns experienced over the past several years are unlikely to persist.

Given our updated outlook, we are reviewing late cycle risks in current and prospective investments and have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, choosing to be selective in our investment decisions and seeking to avoid overvalued areas of the market.

With this in mind, we discuss recent fund performance in the enclosed, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets.

We hope that you find this information helpful, and look forward to working with you in the years ahead to help you meet your investment goals.

Sincerely,

Manning & Napier Advisors, LLC

The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The index accounts for the reinvestment of regular cash dividends, but not for the withholding of taxes. Index returns provided by Morningstar. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2018 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The MSCI ACWI ex USA Index is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Morningstar.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Morningstar.

©2018 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

Fund Commentary

(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

In absolute terms, the performance results for the Class S shares were mixed as the Pro-Blend Maximum Term Series delivered positive returns while the Conservative, Moderate, and Extended portfolios experienced negative returns during the one-year period. Each Series underperformed its respective blended benchmarks on a relative basis. Importantly, each Series has provided strong positive absolute and relative returns over the current stock market cycle, which began in April 2000.

The Pro-Blend Maximum Term Series was modestly overweight in equities as compared to its benchmark, contributing to relative performance, as equities outperformed fixed income during the one-year period. Conversely, an equity underweight, to varying degrees, in the Pro-Blend Conservative, Moderate, and Extended portfolios detracted from relative performance.

Stock selection challenged relative returns and was the primary contributor to the Series’ underperformance. Specifically, selection in the Consumer Staples, Communication Services, and Health Care sectors detracted from relative returns across all portfolios.

Offsetting a portion of the relative performance headwind was the aggregate effect of sector allocations, which aided relative returns. Each Series’ overweight to Health Care, and underweight to Financials and Industrials, aided relative returns. Within fixed income, with the exception of the Conservative Term Series, the portfolios benefitted from a slightly shorter duration as rates generally rose over the course of the year.

In general, we believe that we are entering a higher risk regime for equities and credit, and that the US is likely approaching a period of peak growth. This could result in lower returns as the economy is moving into late cycle territory as supply begins to become a binding constraint for growth. Given this outlook, we believe that the equity section of each Series should focus on higher quality businesses and reasonably priced growth companies tend to perform well later cycle and have historically provided some degree of downside protection in higher risk market environments.

Regarding fixed income, we continue to view corporate bonds as moderately attractive as they continue to adequately compensate investors on a fundamental basis. That said, we are aware that we are in the later stages of an economic expansion and we may look to reduce exposure if spreads tighten or if economic conditions deteriorate. Each Series also has a notable allocation to U.S. Treasury securities. With the exception of the Maximum Term Series, each Series holds Agencies as well as pass-through securities, which include asset-backed and commercial mortgage-backed securities.

Additionally, we believe that domestic conditions argue for higher interest rates across the curve and expect the yield curve to flatten. While at the early stages of policy normalization, we expect European and Japanese interest rates to remain very low for an extended period of time, keeping US yields at lower levels than domestic conditions alone would argue for.

We think the Fed will remain opportunistic, looking to hike the federal funds target rate as economic conditions allow, while also remaining sensitive to domestic and global market conditions as they continue to reduce the size of their balance sheet by decreasing reinvestment of principal in Treasuries and agency mortgage-backed securities.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series’ respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

Performance Update as of October 31, 2018 - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S2	-0.75%	2.64%	5.36%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class I2	-0.62%	2.83%	5.55%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class R2,3	-1.08%	2.33%	5.07%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class R2[2,3]	-1.58%	1.80%	4.52%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index[4]	-1.23%	1.51%	3.47%
Conservative Term Composite Benchmark[5]	0.01%	3.64%	5.94%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2018 to the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 0.88% for Class S, 0.68% for Class I, 1.18% for Class R and 1.68% for Class R2. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.88% for Class S, 0.68% for Class I, 1.18% for Class R and 1.68% for Class R2 for the year ended October 31, 2018.

3For periods through the inception of Class R2 on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of Class S shares adjusted for the respective class’ charges and expenses.

4The Bloomberg Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price

Performance Update as of October 31, 2018 - Pro-Blend® Conservative Term Series

(unaudited)

changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the Conservative Term Composite Benchmark.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,002.04	$4.44	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48	0.88%
Class I
Actual	$1,000.00	$1,001.94	$3.43	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47	0.68%
Class R
Actual	$1,000.00	$1,000.53	$5.95	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%
Class R2
Actual	$1,000.00	$997.55	$8.46	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Conservative Term Series

As of October 31, 2018 (unaudited)

Sector Allocation[4]
Financials	8.5%
Health Care	5.9%
Energy	5.1%
Consumer Discretionary	4.6%
Information Technology	4.3%
Industrials	4.2%
Communication Services	4.1%
Real Estate	3.6%
Consumer Staples	3.2%
Materials	2.5%
Utilities	0.3%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[5]
Johnson & Johnson	0.8%
Medtronic plc	0.6%
Microsoft Corp.	0.6%
Mastercard, Inc. - Class A	0.6%
Novartis AG - ADR (Switzerland)	0.6%

5As a percentage of total investments.

Top Five Bond Holdings[6]
U.S. Treasury Note, 1.625%, 4/30/2019	6.1%
U.S. Treasury Note, 2.00%, 7/31/2022	5.2%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	5.0%
U.S. Treasury Note, 1.625%, 4/30/2023	2.0%
U.S. Treasury Note, 1.625%, 5/15/2026	2.0%

6As a percentage of total investments.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 28.0%

Communication Services - 1.8%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	14,855	$848,072
Zayo Group Holdings, Inc.*	82,200	2,456,136

		3,304,208

Entertainment - 0.2%
Electronic Arts, Inc.*	25,200	2,292,696

Interactive Media & Services - 0.9%
Alphabet, Inc. - Class A*	1,430	1,559,529
Alphabet, Inc. - Class C*	2,650	2,853,441
Tencent Holdings Ltd. - Class H (China)	96,160	3,294,371

		7,707,341

Media - 0.3%
Comcast Corp. - Class A	26,437	1,008,307
Quebecor, Inc. - Class B (Canada)	43,590	854,946
Shaw Communications, Inc. - Class B (Canada)	40,835	760,276

		2,623,529

Total Communication Services		15,927,774

Consumer Discretionary - 2.2%
Automobiles - 0.1%
Honda Motor Co., Ltd. - ADR (Japan)	19,437	553,954

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.	6,400	1,132,160

Household Durables - 0.1%
Newell Brands, Inc.	31,415	498,870

Internet & Direct Marketing Retail - 1.0%
Alibaba Group Holding Ltd. - ADR (China)*	17,510	2,491,324
Amazon.com, Inc.*	910	1,454,189
Booking Holdings, Inc.*	2,700	5,061,366

		9,006,879

Multiline Retail - 0.1%
Dollar General Corp.	6,915	770,193
Target Corp.	6,530	546,104

		1,316,297

Specialty Retail - 0.5%
Dick’s Sporting Goods, Inc.	11,755	415,774
The Home Depot, Inc.	7,364	1,295,180
Industria de Diseno Textil S.A. (Spain)	73,590	2,074,101
O’Reilly Automotive, Inc.*	1,455	466,691

		4,251,746

Textiles, Apparel & Luxury Goods - 0.3%
lululemon athletica, Inc.*	21,890	3,080,580

Total Consumer Discretionary		19,840,486

Consumer Staples - 3.2%
Beverages - 1.7%
Ambev S.A. - ADR (Brazil)	411,680	1,782,574
Anheuser-Busch InBev S.A./N.V. (Belgium)	55,530	4,107,052
The Coca-Cola Co.	36,870	1,765,336
Diageo plc (United Kingdom)	102,771	3,552,950
Molson Coors Brewing Co. - Class B	4,120	263,680
PepsiCo, Inc.	30,906	3,473,216

		14,944,808

Food & Staples Retailing - 0.3%
Walgreens Boots Alliance, Inc.	7,397	590,059
Walmart, Inc.	18,605	1,865,709

		2,455,768

Food Products - 0.7%
J&J Snack Foods Corp.	4,022	628,076
The Kraft Heinz Co.	8,413	462,463
Mondelez International, Inc. - Class A	83,681	3,512,928
Nestle S.A. (Switzerland)	20,930	1,766,976

		6,370,443

Household Products - 0.1%
Colgate-Palmolive Co.	15,502	923,144

Personal Products - 0.4%
Unilever plc - ADR (United Kingdom)	75,702	4,010,692

Total Consumer Staples		28,704,855

Energy - 1.5%
Energy Equipment & Services - 0.8%
Diamond Offshore Drilling, Inc.*	67,990	964,098
Ensco plc - Class A	170,840	1,219,798
Schlumberger Ltd.	57,390	2,944,681
Transocean Ltd.*	151,260	1,665,373

		6,793,950

Oil, Gas & Consumable Fuels - 0.7%
BP plc - ADR (United Kingdom)	21,624	937,834
Chevron Corp.	7,091	791,710
China Petroleum & Chemical Corp. - ADR (China)	10,549	850,882
Exxon Mobil Corp.	27,033	2,153,989
Hess Corp.	8,811	505,751

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	5,923	$417,275
Royal Dutch Shell plc - Class B - ADR (Netherlands)	7,085	465,555
Valero Energy Corp.	4,988	454,357

		6,577,353

Total Energy		13,371,303

Financials - 2.7%
Banks - 1.3%
Bank of America Corp.	55,315	1,521,163
BankUnited, Inc.	4,805	159,046
Citigroup, Inc.	20,113	1,316,597
Fifth Third Bancorp	6,155	166,123
Huntington Bancshares, Inc.	11,370	162,932
JPMorgan Chase & Co.	32,624	3,556,668
KeyCorp.	27,873	506,174
The PNC Financial Services Group, Inc.	2,114	271,628
Regions Financial Corp.	17,790	301,896
SunTrust Banks, Inc.	4,500	281,970
U.S. Bancorp	14,761	771,557
Wells Fargo & Co.	48,610	2,587,510

		11,603,264

Capital Markets - 1.0%
Apollo Global Management LLC - Class A	12,235	359,954
Ares Management LP	12,155	238,360
BlackRock, Inc.	6,925	2,849,084
The Blackstone Group LP	12,015	388,805
Cboe Global Markets, Inc.	8,250	931,012
The Charles Schwab Corp.	35,635	1,647,762
CME Group, Inc.	4,690	859,396
E*TRADE Financial Corp.	16,680	824,326
Intercontinental Exchange, Inc.	11,460	882,878

		8,981,577

Diversified Financial Services - 0.2%
Berkshire Hathaway, Inc. - Class B* .	8,030	1,648,398

Insurance - 0.2%
The Allstate Corp.	2,770	265,145
Arthur J. Gallagher & Co.	4,365	323,054
Chubb Ltd.	2,840	354,744
Lincoln National Corp.	3,690	222,101
Old Republic International Corp.	13,340	294,147
Principal Financial Group, Inc.	4,071	191,622
Willis Towers Watson plc	1,830	261,983

		1,912,796

Total Financials		24,146,035

Health Care - 5.8%
Biotechnology - 1.8%
AbbVie, Inc.	12,811	997,336
Amgen, Inc.	5,300	1,021,787
BioMarin Pharmaceutical, Inc.*	29,440	2,713,485
Gilead Sciences, Inc.	11,085	755,775
Incyte Corp.*	78,000	5,055,960
Regeneron Pharmaceuticals, Inc.*	6,410	2,174,528
Seattle Genetics, Inc.*	40,910	2,296,278
Vertex Pharmaceuticals, Inc.*	7,575	1,283,660

		16,298,809

Health Care Equipment & Supplies - 0.7%
Koninklijke Philips N.V. (Netherlands)	11,565	430,565
Medtronic plc	62,390	5,603,870

		6,034,435

Health Care Providers & Services - 0.3%
CVS Health Corp.	8,770	634,860
DaVita, Inc.*	37,430	2,520,536

		3,155,396

Pharmaceuticals - 3.0%
AstraZeneca plc (United Kingdom)	7,920	605,798
Bristol-Myers Squibb Co.	57,001	2,880,831
Eli Lilly & Co.	13,818	1,498,424
Johnson & Johnson	50,868	7,121,011
Merck & Co., Inc.	61,125	4,499,411
Merck KGaA (Germany)	16,325	1,746,819
Novartis AG - ADR (Switzerland)	57,965	5,069,619
Pfizer, Inc.	38,826	1,671,848
Sanofi (France)	8,293	741,063
Sanofi - ADR (France)	21,715	971,095

		26,805,919

Total Health Care		52,294,559

Industrials - 2.1%
Aerospace & Defense - 0.3%
The Boeing Co.	4,203	1,491,477
Lockheed Martin Corp.	2,586	759,896
United Technologies Corp.	7,080	879,407

		3,130,780

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Air Freight & Logistics - 0.4%
FedEx Corp.	11,750	$2,588,995
United Parcel Service, Inc. - Class B	7,778	828,668

		3,417,663

Airlines - 0.1%
Delta Air Lines, Inc.	6,715	367,512
Southwest Airlines Co.	6,190	303,929

		671,441

Building Products - 0.0%##
Johnson Controls International plc	13,425	429,197
Resideo Technologies, Inc.*	1,054	22,187

		451,384

Commercial Services & Supplies - 0.2%
Covanta Holding Corp.	40,510	595,092
Waste Management, Inc.	10,870	972,539

		1,567,631

Construction & Engineering - 0.0%##
Comfort Systems USA, Inc.	6,890	368,477

Electrical Equipment - 0.1%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	23,998	481,399
Emerson Electric Co.	7,574	514,123

		995,522

Industrial Conglomerates - 0.3%
3M Co.	7,059	1,343,045
Honeywell International, Inc.	6,328	916,421

		2,259,466

Machinery - 0.1%
Caterpillar, Inc.	4,303	522,040
Mueller Water Products, Inc. - Class A	33,760	346,378

		868,418

Professional Services - 0.2%
Equifax, Inc.	15,860	1,608,838

Road & Rail - 0.4%
Genesee & Wyoming, Inc. - Class A*	21,120	1,673,338
Kansas City Southern	7,634	778,363
Union Pacific Corp.	6,724	983,183

		3,434,884

Total Industrials		18,774,504

Information Technology - 4.3%
Communications Equipment - 0.2%
Cisco Systems, Inc.	32,603	1,491,587

IT Services - 1.7%
Automatic Data Processing, Inc.	4,475	644,759
International Business Machines Corp.	7,462	861,339
InterXion Holding N.V. (Netherlands)*	33,355	1,963,609
LiveRamp Holdings, Inc.*	53,455	2,441,824
Mastercard, Inc. - Class A1	25,690	5,078,142
Visa, Inc. - Class A1	34,570	4,765,474

		15,755,147

Semiconductors & Semiconductor Equipment - 1.5%
Broadcom, Inc.	2,548	569,453
Intel Corp.	66,326	3,109,363
Qorvo, Inc.*	67,150	4,936,196
Skyworks Solutions, Inc.	26,445	2,294,368
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	37,932	1,445,209
Texas Instruments, Inc.	8,633	801,401

		13,155,990

Software - 0.8%
Microsoft Corp.	51,412	5,491,316
ServiceNow, Inc.*	9,910	1,794,106

		7,285,422

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.	4,154	909,145

Total Information Technology		38,597,291

Materials - 1.3%
Chemicals - 0.2%
DowDuPont, Inc.	11,505	620,350
FMC Corp.	9,730	759,718
LyondellBasell Industries N.V. - Class A	4,798	428,317

		1,808,385

Containers & Packaging - 0.9%
Ball Corp.	80,000	3,584,000
Graphic Packaging Holding Co.	74,431	819,485
Sealed Air Corp.	81,785	2,646,563
Sonoco Products Co.	19,167	1,046,135

		8,096,183

Metals & Mining - 0.2%
BHP Billiton Ltd. - ADR (Australia)	16,607	766,911

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining (continued)
Rio Tinto plc - ADR (Australia)	12,347	$608,584

		1,375,495

Total Materials		11,280,063

Real Estate - 2.9%
Equity Real Estate Investment Trusts (REITS) - 2.9%
Acadia Realty Trust	3,200	89,087
Agree Realty Corp.	2,150	123,131
Alexandria Real Estate Equities, Inc.	705	86,172
American Campus Communities, Inc.	2,380	94,034
American Homes 4 Rent - Class A	18,310	385,792
American Tower Corp.	11,560	1,801,164
Americold Realty Trust	3,305	81,799
Apartment Investment & Management Co. - Class A	6,600	284,064
Apple Hospitality REIT, Inc.	8,980	145,207
AvalonBay Communities, Inc.	3,950	692,751
Boston Properties, Inc.	4,290	518,060
Brandywine Realty Trust	21,770	306,086
CatchMark Timber Trust, Inc. - Class A	18,255	161,557
Chesapeake Lodging Trust	4,635	136,223
Colony Capital, Inc.	70,403	413,266
Community Healthcare Trust, Inc.	21,637	643,052
CoreCivic, Inc.	20,870	468,740
Cousins Properties, Inc.	37,900	314,949
Crown Castle International Corp.	9,023	981,161
CubeSmart	2,530	73,319
Digital Realty Trust, Inc.	7,660	790,972
EastGroup Properties, Inc.	875	83,816
Equinix, Inc.	8,870	3,359,424
Equity LifeStyle Properties, Inc.	2,055	194,588
Equity Residential	8,575	557,032
Essex Property Trust, Inc.	1,435	359,869
Extra Space Storage, Inc.	1,920	172,915
Federal Realty Investment Trust	725	89,936
First Industrial Realty Trust, Inc.	4,590	140,913
Getty Realty Corp.	5,565	149,309
HCP, Inc.	10,560	290,928
Healthcare Realty Trust, Inc.	6,425	179,000
Healthcare Trust of America, Inc. - Class A	7,450	195,637
Hibernia REIT plc (Ireland)	96,180	151,423
Host Hotels & Resorts, Inc.	18,450	352,580
Independence Realty Trust, Inc.	16,210	160,641
Invitation Homes, Inc.	15,950	348,986
Jernigan Capital, Inc.	23,550	460,874
Kimco Realty Corp.	8,495	136,685
Lamar Advertising Co. - Class A	4,855	355,969
Lexington Realty Trust	16,870	131,080
Liberty Property Trust	7,150	299,370
The Macerich Co.	1,270	65,557
Mid-America Apartment Communities, Inc.	2,940	287,267
National Retail Properties, Inc.	3,350	156,612
National Storage Affiliates Trust	2,755	73,366
Outfront Media, Inc.	14,260	252,687
Physicians Realty Trust	23,275	385,900
Plymouth Industrial REIT, Inc.	12,745	178,430
Prologis, Inc.	11,175	720,452
Public Storage	2,255	463,335
Realty Income Corp.	1,520	91,610
SBA Communications Corp.*	10,025	1,625,754
Simon Property Group, Inc.	5,415	993,761
STAG Industrial, Inc.	16,630	440,030
STORE Capital Corp.	3,090	89,703
Sun Communities, Inc.	3,565	358,176
Sunstone Hotel Investors, Inc.	14,295	206,849
Tier REIT, Inc.	12,820	277,809
UDR, Inc.	9,130	357,805
UMH Properties, Inc.	6,480	92,858
Unibail-Rodamco-Westfield (France)	1,105	199,959
Urban Edge Properties	14,315	293,314
Ventas, Inc.	2,920	169,477
VEREIT, Inc.	33,010	241,963
Vornado Realty Trust	5,430	369,674
Weingarten Realty Investors	7,965	223,976
Welltower, Inc.	3,775	249,414

		25,627,299

Real Estate Management & Development - 0.0%##
StorageVault Canada, Inc. (Canada)	23,295	45,654

Total Real Estate		25,672,953

Utilities - 0.2%
Electric Utilities - 0.0%##
Exelon Corp.	7,580	332,080

Independent Power and Renewable Electricity Producers - 0.1%
Boralex, Inc. - Class A (Canada)	14,585	188,344
Innergex Renewable Energy, Inc. (Canada)	23,950	222,135

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
Northland Power, Inc. (Canada)	13,535	$208,199
Pattern Energy Group, Inc. - Class A	13,605	243,802

		862,480

Multi-Utilities - 0.1%
CMS Energy Corp.	10,796	534,617

Total Utilities		1,729,177

TOTAL COMMON STOCKS
(Identified Cost $227,761,985)		250,339,000

CORPORATE BONDS - 18.9%

Non-Convertible Corporate Bonds - 18.9%
Communication Services - 2.4%
Diversified Telecommunication Services - 1.5%
AT&T, Inc., 4.25%, 3/1/2027	5,690,000	5,517,952
Verizon Communications, Inc., 5.50%, 3/16/2047	7,950,000	8,283,687

		13,801,639

Media - 0.8%
Altice US Finance I Corp.[3], 5.50%, 5/15/2026	235,000	228,904
CCO Holdings LLC - CCO Holdings Capital Corp.[3], 5.50%, 5/1/2026	255,000	248,625
Cequel Communications Holdings I LLC - Cequel Capital Corp.[3], 7.50%, 4/1/2028	200,000	207,294
Discovery Communications LLC, 5.20%, 9/20/2047	5,860,000	5,419,838
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[3], 5.50%, 3/1/2028	400,000	371,000
UPCB Finance IV Ltd. (Netherlands)[3], 5.375%, 1/15/2025	225,000	218,925

		6,694,586

Wireless Telecommunication Services - 0.1%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	463,000	439,850
Inmarsat Finance plc (United Kingdom)[3], 4.875%, 5/15/2022	170,000	166,518
Sprint Communications, Inc.[3], 9.00%, 11/15/2018	104,000	104,208
Sprint Communications, Inc.[3], 7.00%, 3/1/2020	104,000	107,770

		818,346

Total Communication Services		21,314,571

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

Consumer Discretionary - 2.5%
Auto Components - 0.0%##
Techniplas LLC[3], 10.00%, 5/1/2020	300,000	282,000

Automobiles - 0.6%
General Motors Co.[4], (3 mo. LIBOR US + 0.900%), 3.227%, 9/10/2021	5,610,000	5,601,888

Household Durables - 0.3%
Century Communities, Inc., 5.875%, 7/15/2025	498,000	450,690
LGI Homes, Inc.[3], 6.875%, 7/15/2026	350,000	332,500
Meritage Homes Corp., 5.125%, 6/6/2027	185,000	162,800
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	340,000	340,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	260,000	242,775
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	235,000	225,600
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	350,000	330,750

		2,085,115

Internet & Direct Marketing Retail - 1.0%
Booking Holdings, Inc., 3.60%, 6/1/2026	8,750,000	8,356,597

Multiline Retail - 0.6%
Macy’s Retail Holdings, Inc., 7.00%, 2/15/2028	2,600,000	2,745,635
Macy’s Retail Holdings, Inc., 6.90%, 4/1/2029	2,610,000	2,737,856

		5,483,491

Total Consumer Discretionary		21,809,091

Consumer Staples - 0.1%
Food & Staples Retailing - 0.0%##
C&S Group Enterprises LLC[3], 5.375%, 7/15/2022	175,000	168,875

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Household Products - 0.1%
First Quality Finance Co., Inc.[3], 5.00%, 7/1/2025	250,000	$230,000

Total Consumer Staples		398,875

Energy - 3.6%
Energy Equipment & Services - 0.0%##
Shelf Drilling Holdings Ltd. (United Arab Emirates)[3], 8.25%, 2/15/2025	250,000	250,625
TerraForm Power Operating, LLC[3], 5.00%, 1/31/2028	190,000	169,812

		420,437

Oil, Gas & Consumable Fuels - 3.6%
American Midstream Partners LP - American Midstream Finance Corp.[3], 9.50%, 12/15/2021	270,000	264,600
Boardwalk Pipelines LP, 5.95%, 6/1/2026	7,910,000	8,265,255
DCP Midstream Operating LP3, 5.35%, 3/15/2020	165,000	166,856
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	359,000	358,102
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	430,000	445,050
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	200,000	181,000
Jonah Energy LLC - Jonah Energy Finance Corp.[3], 7.25%, 10/15/2025	495,000	393,525
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	7,150,000	8,189,606
Rockies Express Pipeline, LLC[3], 5.625%, 4/15/2020	195,000	199,232
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	7,880,000	8,365,592
SemGroup Corp., 6.375%, 3/15/2025	185,000	178,988
Seven Generations Energy Ltd. (Canada)[3], 5.375%, 9/30/2025	241,000	224,732
Southwestern Energy Co.[5], 6.20%, 1/23/2025	263,000	255,768
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[3], 5.50%, 9/15/2024	170,000	171,062
W&T Offshore, Inc.[3], 9.75%, 11/1/2023	260,000	251,602
The Williams Companies, Inc., 3.75%, 6/15/2027	4,410,000	4,106,321

		32,017,291

Total Energy		32,437,728

Financials - 5.9%
Banks - 3.5%
Bank of America Corp., 4.00%, 1/22/2025	8,600,000	8,375,008
Citigroup, Inc., 8.125%, 7/15/2039	5,895,000	8,230,868
JPMorgan Chase & Co., 6.30%, 4/23/2019	8,230,000	8,363,283
Popular, Inc., 6.125%, 9/14/2023	280,000	283,304
Santander Holdings USA, Inc., 4.50%, 7/17/2025	5,630,000	5,505,270

		30,757,733

Capital Markets - 1.0%
LPL Holdings, Inc.[3], 5.75%, 9/15/2025	335,000	325,369
Morgan Stanley[4], (3 mo. LIBOR US + 1.220%), 3.563%, 5/8/2024	8,380,000	8,468,409

		8,793,778

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019	235,000	234,706
Navient Corp., 7.25%, 9/25/2023	205,000	212,175
SLM Corp., 5.125%, 4/5/2022	330,000	328,350

		775,231

Diversified Financial Services - 0.7%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	5,640,000	5,507,410
FS Energy & Power Fund[3], 7.50%, 8/15/2023	355,000	359,970
Oxford Finance, LLC - Oxford Finance Co.- Issuer II, Inc.[3], 6.375%, 12/15/2022	350,000	354,812

		6,222,192

Insurance - 0.6%
Prudential Financial, Inc.[6], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	5,340,000	5,556,270

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[3], 5.875%, 8/1/2021	225,000	$226,688

Total Financials		52,331,892

Health Care - 0.1%
Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025	285,000	269,325
HCA, Inc., 5.375%, 9/1/2026	240,000	238,200
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[3], 6.625%, 5/15/2022	245,000	235,445

		742,970

Pharmaceuticals - 0.0%##
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[3], 8.75%, 11/1/2024	400,000	419,000

Total Health Care		1,161,970

Industrials - 2.2%
Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019	254,000	255,270
American Airlines Group, Inc.[3], 5.50%, 10/1/2019	225,000	227,464

		482,734

Commercial Services & Supplies - 0.1%
The ADT Security Corp., 5.25%, 3/15/2020	165,000	166,650
Covanta Holding Corp., 6.00%, 1/1/2027	235,000	226,775
W/S Packaging Holdings, Inc.[3], 9.00%, 4/15/2023	355,000	362,100

		755,525

Construction & Engineering - 0.0%##
Tutor Perini Corp.[3], 6.875%, 5/1/2025	359,000	359,449

Industrial Conglomerates - 0.5%
General Electric Co.[6,7], (3 mo. LIBOR US + 3.330%), 5.00%	4,490,000	4,158,862

Machinery - 0.6%
CNH Industrial Capital LLC, 3.375%, 7/15/2019	5,700,000	5,694,870

Marine - 0.1%
Borealis Finance, LLC[3], 7.50%, 11/16/2022	440,000	431,200
Global Ship Lease, Inc. (United Kingdom)[3], 9.875%, 11/15/2022	495,000	471,488

		902,688

Trading Companies & Distributors - 0.7%
Aircastle Ltd., 6.25%, 12/1/2019	140,000	143,878
Fortress Transportation & Infrastructure Investors, LLC[3], 6.50%, 10/1/2025	260,000	255,450
International Lease Finance Corp., 6.25%, 5/15/2019	5,764,000	5,855,930
Park Aerospace Holdings Ltd. (Ireland)[3], 4.50%, 3/15/2023	371,000	352,962

		6,608,220

Transportation Infrastructure - 0.1%
Eagle Bulk Shipco, LLC, 8.25%, 11/28/2022	200,000	205,500
MPC Container Ships Invest B.V. (Norway)[4,8], (3 mo. LIBORUS+ 4.750%), 7.116%, 9/22/2022	200,000	203,316

		408,816

Total Industrials		19,371,164

Information Technology - 0.0%##
Semiconductors & Semiconductor Equipment - 0.0%##
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	386,000	362,840

Materials - 1.2%
Chemicals - 0.0%##
LSB Industries, Inc.[3], 9.625%, 5/1/2023	300,000	311,250

Containers & Packaging - 0.0%##
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3], 6.00%, 2/15/2025	220,000	206,250

Metals & Mining - 1.2%
Corp Nacional del Cobre de Chile (Chile)[3], 5.625%, 9/21/2035	3,775,000	4,001,010
Mountain Province Diamonds, Inc. (Canada)[3], 8.00%, 12/15/2022	420,000	426,300
Northwest Acquisitions ULC - Dominion Finco, Inc.[3], 7.125%, 11/1/2022	420,000	422,877

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT2 / SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	5,460,000	$5,608,282

		10,458,469

Total Materials		10,975,969

Real Estate - 0.8%
Equity Real Estate Investment Trusts (REITS) - 0.8%
American Homes 4 Rent LP, 4.25%, 2/15/2028	5,840,000	5,520,173
Greystar Real Estate Partners, LLC[3], 5.75%, 12/1/2025	370,000	358,900
GTP Acquisition Partners I LLC[3], 2.35%, 6/15/2020	945,000	923,944
iStar, Inc., 5.25%, 9/15/2022	336,000	325,080

Total Real Estate		7,128,097

Utilities - 0.1%
Gas Utilities - 0.0%##
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	290,000	263,900

Independent Power and Renewable Electricity Producers - 0.1%
Atlantica Yield plc (Spain)[3], 7.00%, 11/15/2019	440,000	453,200
Clearway Energy Operating, LLC, 5.00%, 9/15/2026	190,000	176,700
Drax Finco plc (United Kingdom)[3], 6.625%, 11/1/2025	350,000	349,125

Total Utilities		1,242,925

TOTAL CORPORATE BONDS
(Identified Cost $173,737,860)		168,535,122

MUTUAL FUNDS - 0.4%

iShares iBoxx High Yield Corporate Bond ETF	22,945	1,935,411
iShares Russell 1000 Value ETF	10,540	1,265,749
iShares U.S. Real Estate ETF	3,530	275,728

TOTAL MUTUAL FUNDS
(Identified Cost $3,501,610)		3,476,888

U.S. TREASURY SECURITIES - 26.7%

U.S. Treasury Bonds - 3.6%
U.S. Treasury Bond, 6.25%, 5/15/2030	6,958,000	9,008,162
U.S. Treasury Bond, 4.75%, 2/15/2037	10,907,000	13,131,858
U.S. Treasury Bond, 2.50%, 2/15/2045	7,548,000	6,361,845
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	4,769,941	4,236,863

Total U.S. Treasury Bonds
(Identified Cost $36,177,181)		32,738,728

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. Treasury Notes - 23.1%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	46,257,399	45,468,975
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	4,684,453	4,509,986
U.S. Treasury Note, 1.625%, 4/30/2019	55,159,000	54,924,143
U.S. Treasury Note, 2.00%, 7/31/2022	48,550,000	46,894,369
U.S. Treasury Note, 1.625%, 4/30/2023	19,465,000	18,357,168
U.S. Treasury Note, 2.125%, 5/15/2025	18,885,000	17,828,620
U.S. Treasury Note, 1.625%, 5/15/2026	20,150,000	18,163,337

Total U.S. Treasury Notes
(Identified Cost $207,663,227)		206,146,598

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $243,840,408)		238,885,326

ASSET-BACKED SECURITIES - 4.3%
CarMax Auto Owner Trust, Series 2017-3, Class A3, 1.97%, 4/15/2022	2,173,000	2,138,075
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A3, 2.00%, 12/10/2023	119,170	118,909
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A3, 3.561%, 7/15/2030	2,309,847	2,299,582
Chesapeake Funding II LLC, Series 2017-2A, Class A1[3], 1.99%, 5/15/2029	4,667,305	4,619,765
Chesapeake Funding II LLC, Series 2017-4A, Class A1[3], 2.12%, 11/15/2029	1,984,090	1,957,665
Colony American Homes, Series 2015-1A, Class A3,4, (1 mo. LIBOR US + 1.200%), 3.487%, 7/17/2032	1,821,570	1,821,573

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A3, 2.56%, 10/15/2025	1,445,000	$1,437,401
Enterprise Fleet Financing LLC, Series 2016-2, Class A23, 1.74%, 2/22/2022	85,228	84,898
Enterprise Fleet Financing LLC, Series 2016-2, Class A33, 2.04%, 2/22/2022	980,000	966,464
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3[3], 1.97%, 7/15/2020	3,900,000	3,875,127
Invitation Homes Trust, Series 2017-SFR2, Class A3,4, (1 mo. LIBOR US + 0.850%), 3.14%, 12/17/2036	764,322	765,038
Invitation Homes Trust, Series 2017-SFR2, Class B3,4, (1 mo. LIBOR US + 1.150%), 3.44%, 12/17/2036	570,000	573,753
Progress Residential Trust, Series 2017-SFR2, Class A3, 2.897%, 12/1/2034	1,500,000	1,445,761
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/1/2025	4,065,128	3,952,470
SoFi Consumer Loan Program LLC, Series 2017-4, Class A3, 2.50%, 5/26/2026	581,387	572,935
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[3], 2.14%, 9/25/2026	1,100,836	1,095,676
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A3, 1.55%, 3/26/2040	380,136	377,118
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A3, 1.75%, 7/25/2040	124,237	123,104
SoFi Professional Loan Program LLC, Series 2017-D, Class A2FX3, 2.65%, 9/25/2040	1,400,000	1,354,359
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX3, 2.05%, 1/25/2041	450,177	445,505
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX3, 2.84%, 1/25/2041	500,000	484,781
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A3, 2.39%, 2/25/2042	1,131,400	1,119,620
SoFi Professional Loan Program LLC, Series 2018-C, Class A1FX3, 3.08%, 1/25/2048	2,888,147	2,879,668
Tax Ease Funding LLC, Series 2016-1A, Class A3, 3.131%, 6/15/2028	440,258	438,737
Tricon American Homes Trust, Series 2016-SFR1, Class A3, 2.589%, 11/1/2033	1,801,256	1,734,493
Tricon American Homes Trust, Series 2017-SFR2, Class A3, 2.928%, 1/1/2036	1,843,034	1,758,877

TOTAL ASSET-BACKED SECURITIES (Identified Cost $38,984,540)		38,441,354

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.2%

Americold LLC Trust, Series 2010-ARTA, Class A1[3], 3.847%, 1/11/2029	134,968	135,579
BWAY Mortgage Trust, Series 2015-1740, Class A3, 2.917%, 1/1/2035	4,633,000	4,420,486
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A3, 3.531%, 10/1/2034	2,520,000	2,514,418
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A3, 3.178%, 2/1/2035	500,000	481,591
Commercial Mortgage Pass-Through Certificates, Series 2015-DC1, Class A5, 3.35%, 2/1/2048	4,455,000	4,321,562
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,9], 2.50%, 5/1/2043	1,288,287	1,187,804
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,9], 2.13%, 2/1/2043	842,929	763,992
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/1/2047	2,458,471	2,425,894
FDIC Trust, Series 2011-R1, Class A3, 2.672%, 7/1/2026	152,323	151,509
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[9], 1.444%, 8/1/2020	20,359,431	366,885
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[9], 1.149%, 4/1/2021	2,620,666	64,020
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[9], 1.501%, 10/1/2021	6,492,134	238,919

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[9], 1.452%, 12/1/2021	8,041,195	$268,173
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[9], 1.578%, 6/1/2022	14,984,910	647,616
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[9], 0.199%, 4/1/2023	75,438,533	582,808
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[9], 0.105%, 5/1/2023	46,808,007	220,807
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/1/2044	3,167,771	3,211,895
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/1/2044	3,182,029	3,274,132
FREMF Mortgage Trust, Series 2011-K13, Class B3,9, 4.768%, 1/1/2048	2,255,000	2,304,460
FREMF Mortgage Trust, Series 2012-K711, Class B3,9, 3.57%, 8/1/2045	2,200,000	2,199,961
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[3], 0.10%, 6/1/2046	199,523,358	679,577
FREMF Mortgage Trust, Series 2013-K712, Class B3,9, 3.358%, 5/1/2045	1,025,000	1,023,318
FREMF Mortgage Trust, Series 2014-K41, Class B3,9, 3.832%, 11/1/2047	2,227,000	2,180,930
FREMF Mortgage Trust, Series 2014-K716, Class B3,9, 3.949%, 8/1/2047	2,624,000	2,640,448
FREMF Mortgage Trust, Series 2015-K42, Class B3,9, 3.983%, 12/1/2024	490,000	479,051
FREMF Mortgage Trust, Series 2015-K43, Class B3,9, 3.734%, 2/1/2048	500,000	484,241
FREMF Mortgage Trust, Series 2015-K720, Class B3,9, 3.39%, 7/1/2022	270,000	262,422
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,9], 3.495%, 12/1/2034	2,495,000	2,487,275
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/1/2056	2,428,442	2,224,734
GS Mortgage Securities Trust, Series 2010-C2, Class A1[3], 3.849%, 12/1/2043	71,394	71,837
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,9], 3.00%, 3/1/2043	666,162	631,207
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,9], 3.50%, 5/1/2043	721,697	696,458
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,9], 3.00%, 6/1/2029	957,205	937,650
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[3,9], 3.50%, 8/1/2047	2,817,418	2,760,078
JP Morgan Mortgage Trust, Series 2017-6, Class A3[3,9], 3.50%, 12/1/2048	1,377,681	1,322,681
JP Morgan Mortgage Trust, Series 2017-6, Class A5[3,9], 3.50%, 12/1/2048	2,155,361	2,110,148
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[3], 2.767%, 1/1/2041	4,077	4,068
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,9], 3.75%, 11/1/2054	834,862	830,524
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3,9], 3.75%, 8/1/2055	912,205	906,563
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[3,9], 3.75%, 11/1/2056	1,192,412	1,183,444
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/1/2025	871,223	839,824
Sequoia Mortgage Trust, Series 2013-2, Class A9, 1.874%, 2/1/2043	832,420	725,278
Sequoia Mortgage Trust, Series 2013-7, Class A2[9], 3.00%, 6/1/2043	826,633	773,968
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/1/2043	1,014,875	950,927
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4, (1 mo. LIBOR US + 1.220%), 3.50%, 11/15/2027	2,123,755	2,124,043
Towd Point Mortgage Trust, Series 2016-5, Class A1[3,9], 2.50%, 10/1/2056	1,943,005	1,886,357

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES		PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Vornado DP LLC Trust, Series 2010-VNO, Class A2FX3, 4.004%, 9/10/2028		155,000	$157,204
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[3], 4.393%, 11/1/2043		265,000	269,060
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,9], 4.869%, 2/1/2044		837,004	858,119
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,9], 3.50%, 1/1/2045		1,010,151	983,521
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,9], 3.50%, 3/1/2045		860,729	858,481

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $65,463,282)			64,125,947

FOREIGN GOVERNMENT BONDS - 2.3%
Canada Housing Trust No. 1 (Canada)[3], 4.10%, 12/15/2018	CAD	268,000	204,089
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	327,000	251,269
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		8,725,000	8,581,386
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		200,000	197,103
The Korea Development Bank (South Korea)[4], (3 mo. LIBOR US + 0.675%), 3.014%, 9/19/2020		3,000,000	3,007,290
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	7,267,000	354,388
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	2,725,000	127,506
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	4,996,000	229,617
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	908,000	40,745
Province of Ontario (Canada), 1.25%, 6/17/2019		2,044,000	2,024,582
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	590,000	427,216
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		4,996,000	4,927,116

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $21,243,719)			20,372,307

U.S. GOVERNMENT AGENCIES - 11.3%

Mortgage-Backed Securities - 11.3%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		144,491	146,959
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		10,067	10,198
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		24,628	25,246
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		111,798	113,799
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		29,763	30,504
Fannie Mae, Pool #888815, 4.50%, 11/1/2022		19,673	20,063
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		174,415	177,405
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024		18,889	19,183
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024		55,779	57,012
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		23,374	24,217
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033		4,152,754	4,232,072
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		745,032	766,670
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		735,756	757,145
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		459,396	492,543
Fannie Mae, Pool #886904, 6.50%, 9/1/2036		52,742	57,432
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		140,683	150,253
Fannie Mae, Pool #918516, 5.50%, 6/1/2037		55,923	59,492
Fannie Mae, Pool #933521, 5.00%, 1/1/2038		12,504	13,140
Fannie Mae, Pool #889260, 5.00%, 4/1/2038		18,934	19,867
Fannie Mae, Pool #889576, 6.00%, 4/1/2038		409,142	445,716
Fannie Mae, Pool #912948, 5.00%, 5/1/2038		8,635	9,009
Fannie Mae, Pool #975840, 5.00%, 5/1/2038		53,778	56,109
Fannie Mae, Pool #889624, 5.50%, 5/1/2038		358,025	382,421
Fannie Mae, Pool #995196, 6.00%, 7/1/2038		566,008	617,881
Fannie Mae, Pool #986458, 6.00%, 8/1/2038		9,237	9,983

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	9,990	$10,728
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	30,247	32,482
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	71,495	78,164
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	80,181	86,107
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	18,731	20,308
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	13,252	14,232
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	34,102	35,805
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	83,263	87,471
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	720,198	771,135
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	375,332	401,604
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	63,969	66,803
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	412,397	449,120
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	159,744	171,710
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	58,807	62,088
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	113,376	119,838
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	908,929	941,254
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	52,140	55,117
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	86,225	91,184
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	755,785	808,895
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	532,787	579,698
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	217,085	236,851
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	735,154	801,996
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	505,735	509,578
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	1,166,265	1,206,168
Fannie Mae, Pool #AB4300, 3.50%, 1/1/2042	269,485	264,706
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	640,627	645,475
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	13,632,348	13,327,299
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	918,746	941,644
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	989,611	1,023,056
Fannie Mae, Pool #AZ2001, 3.50%, 5/1/2045	2,500,250	2,444,766
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	917,017	919,834
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	2,094,315	2,047,440
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	1,642,666	1,605,391
Fannie Mae, Pool #BC8677, 4.00%, 5/1/2046	533,438	533,996
Fannie Mae, Pool #BC2098, 4.00%, 6/1/2046	1,012,383	1,013,494
Fannie Mae, Pool #MA2670, 3.00%, 7/1/2046	2,359,283	2,234,602
Fannie Mae, Pool #BD2179, 4.00%, 7/1/2046	220,619	220,838
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	2,711,758	2,568,307
Fannie Mae, Pool #BD6987, 4.00%, 10/1/2046	1,167,222	1,168,081
Fannie Mae, Pool #BD6997, 4.00%, 10/1/2046	799,744	800,353
Fannie Mae, Pool #BE3812, 4.00%, 12/1/2046	860,966	861,578
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	1,094,557	1,128,966
Fannie Mae, Pool #MA3184, 4.50%, 11/1/2047	3,148,266	3,226,364
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	3,854,015	4,026,681
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048	2,163,488	2,217,914
Fannie Mae, Pool #BK9366, 4.50%, 8/1/2048	2,876,733	2,948,189
Fannie Mae, Pool #BK9598, 4.50%, 8/1/2048	2,876,068	2,947,506
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	1,917,254	2,003,054
Fannie Mae, Pool #CA2373, 5.00%, 9/1/2048	7,273,954	7,599,097
Fannie Mae, Pool #AL8674, 5.654%, 1/1/2049	1,303,723	1,388,206

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	23,493	$23,681
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	32,746	33,508
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	22,949	23,588
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	31,515	32,472
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	131,429	135,378
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	1,009,583	1,039,677
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	120,451	129,549
Freddie Mac, Pool #G08216, 5.50%, 8/1/2037	296,435	318,484
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	353,537	388,675
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	259,094	278,065
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	119,559	127,994
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	129,204	137,999
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	326,964	349,955
Freddie Mac, Pool #G04471, 5.50%, 7/1/2038	40,685	43,470
Freddie Mac, Pool #G04776, 5.50%, 7/1/2038	266,583	284,891
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	340,362	365,277
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	301,739	323,612
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	73,145	80,454
Freddie Mac, Pool #G07104, 5.50%, 5/1/2040	237,412	252,783
Freddie Mac, Pool #G06789, 6.00%, 5/1/2040	282,231	310,538
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	1,323,423	1,371,309
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	1,334,466	1,382,691
Freddie Mac, Pool #G60334, 4.50%, 10/1/2041	1,112,288	1,152,462
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	1,888,697	1,855,302
Freddie Mac, Pool #Q24752, 3.50%, 2/1/2044	1,546,319	1,518,818
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	1,061,509	1,063,600
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	2,010,586	2,013,446
Freddie Mac, Pool #G60636, 4.00%, 1/1/2046	1,511,115	1,513,966
Freddie Mac, Pool #Q38388, 4.00%, 1/1/2046	335,707	336,531
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	2,272,727	2,219,553
Freddie Mac, Pool #Q51334, 4.00%, 10/1/2047	3,373,289	3,376,452
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047	1,953,252	2,009,170
Ginnie Mae, Pool #671161, 5.50%, 11/1/2037	29,890	31,778

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $103,443,531)		100,964,620

	PRINCIPAL AMOUNT2 / SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.0%

Dreyfus Government Cash Management, Institutional Shares[10], 2.05%, (Identified Cost $18,238,171)	18,238,171	18,238,171

TOTAL INVESTMENTS IN SECURITIES -101.1% (Identified Cost $896,215,106)		903,378,735

TOTAL OPTIONS WRITTEN - 0.0%## (Premiums Received $147,962)		(216,123)

TOTAL INVESTMENTS - 101.1%		903,162,612
LIABILITIES, LESS OTHER ASSETS - (1.1%)		(9,895,617)

NET ASSETS - 100%		$893,266,995

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT[2] (000)	VALUE
Call
Booking Holdings, Inc.,	5	11/09/18	$1,960.00	937	$(20,000)
Qorvo, Inc.	129	11/16/18	77.50	948	(27,735)
Alphabet, Inc. - Class C	12	11/23/18	1,110.00	1,292	(26,400)

					(74,135)

Put
lululemon athletica, Inc.	68	11/9/18	149.00	957	(55,420)
Mastercard, Inc. - Class A	67	11/9/18	197.50	1,324	(26,130)
Medtronic plc	147	11/16/18	90.00	1,320	(21,315)
Microsoft Corp.	133	11/16/18	100.00	1,421	(12,103)
Qorvo, Inc.	193	11/16/18	67.50	1,419	(27,020)

					(141,988)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN					$(216,123)

*Non-income producing security.

## Less than 0.1%.

1A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2018, the total value of such securities was $7,375,539.

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $92,136,321, or 10.31% of the Series’ net assets as of October 31, 2018 (see Note 2 to the financial statements).

4Floating rate security. Rate shown is the rate in effect as of October 31, 2018.

5Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

6Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018.

7Security is perpetual in nature and has no stated maturity date.

8Illiquid security - This security was acquired on November 3, 2017 at a cost of $198,500 ($99.25 per share). This security has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $203,316, or less than 0.1% of the Series’ net assets as of October 31, 2018 (see Note 2 to the financial statements).

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2018.

10Rate shown is the current yield as of October 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2018

ASSETS:

Investments in securities, at value (identified cost $896,215,106) (Note 2)	$903,378,735
Receivable for securities sold	4,545,406
Interest receivable	3,938,215
Receivable for fund shares sold	952,316
Foreign tax reclaims receivable	175,969
Dividends receivable	125,350
Prepaid and other expenses	20,537

TOTAL ASSETS	913,136,528

LIABILITIES:

Accrued management fees (Note 3)	458,898
Accrued shareholder services fees (Class S) (Note 3)	102,004
Accrued distribution and service (Rule 12b-1) fees (Class R) (Class R2) (Note 3)	86,062
Accrued fund accounting and administration fees (Note 3)	51,387
Accrued Chief Compliance Officer service fees (Note 3)	401
Options written, at value (premiums received $147,962) (Note 2)	216,123
Payable for securities purchased	18,268,716
Payable for fund shares repurchased	548,451
Other payables and accrued expenses	137,491

TOTAL LIABILITIES	19,869,533

TOTAL NET ASSETS	$893,266,995

NET ASSETS CONSIST OF:

Capital stock	$742,397
Additional paid-in-capital	859,896,071
Total distributable earnings	32,628,527

TOTAL NET ASSETS	$893,266,995

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2018

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($596,934,490/ 44,593,002 shares)	$13.39

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($192,156,851/ 18,923,292 shares)	$10.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($10,885,921/ 1,118,915 shares)	$9.73

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R2 ($93,289,733/ 9,604,490 shares)	$9.71

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Interest	$18,871,275
Dividends (net of foreign taxes withheld, $155,556)	4,600,837

Total Investment Income	23,472,112

EXPENSES:

Management fees (Note 3)	5,426,136
Shareholder services fees (Class S) (Note 3)	1,213,464
Distribution and service (Rule 12b-1) fees (Class R2) (Note 3)	1,041,069
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	63,494
Fund accounting and administration fees (Note 3)	188,550
Directors’ fees (Note 3)	70,096
Chief Compliance Officer service fees (Note 3)	4,384
Custodian fees	57,214
Miscellaneous	426,903

Total Expenses	8,491,310

NET INVESTMENT INCOME	14,980,802

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	18,660,032
Options written	763,722
Foreign currency and translation of other assets and liabilities	9,796

19,433,550

Net change in unrealized appreciation (depreciation) on-
Investments in securities	(42,431,332)
Options written	(99,692)
Foreign currency and translation of other assets and liabilities	(3,286)

(42,534,310)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(23,100,760)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,119,958)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$14,980,802	$14,964,134
Net realized gain (loss) on investments and foreign currency	19,433,550	37,307,982
Net realized gain (loss) from in-kind redemptions	—	3,897,625
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(42,534,310)	17,014,001

Net increase (decrease) from operations	(8,119,958)	73,183,742

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(27,066,336)	(9,472,113)
Class I	(10,654,505)	(6,016,806)
Class R	(786,315)	(259,818)
Class R2	(5,698,305)	(1,356,723)

Total distributions to shareholders	(44,205,461)	(17,105,460)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(22,092,436)	(250,449,181)

Net decrease in net assets	(74,417,855)	(194,370,899)

NET ASSETS:

Beginning of year	967,684,850	1,162,055,749

End of year	$893,266,995	$967,684,850

* For the year ended October 31, 2017, the distributions to shareholders from net investment income and net realized gain were $8,240,473 and $1,231,640 (Class S), $5,354,879 and $661,927 (Class I), $219,383 and $40,435 (Class R) and $1,063,946 and $292,777 (Class R2), respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.10	$13.36	$13.15	$14.13	$14.18

Income (loss) from investment operations:
Net investment income[1]	0.23	0.19	0.19	0.22	0.22
Net realized and unrealized gain (loss) on investments	(0.33)	0.73	0.21	(0.41)	0.52

Total from investment operations	(0.10)	0.92	0.40	(0.19)	0.74

Less distributions to shareholders:
From net investment income	(0.18)	(0.16)	(0.19)	(0.18)	(0.20)
From net realized gain on investments	(0.43)	(0.02)	—	(0.61)	(0.59)

Total distributions to shareholders	(0.61)	(0.18)	(0.19)	(0.79)	(0.79)

Net asset value - End of year	$13.39	$14.10	$13.36	$13.15	$14.13

Net assets - End of year (000’s omitted)	$596,934	$627,523	$724,270	$911,956	$1,124,851

Total return[2]	(0.75%)	7.02%	3.07%	(1.33%)	5.46%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.88%	0.87%	0.87%	0.88%	0.87%
Net investment income	1.71%	1.42%	1.47%	1.60%	1.57%
Series portfolio turnover	80%	58%	65%	51%	45%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.85	$10.33	$10.22	$11.17	$11.38

Income (loss) from investment operations:
Net investment income[1]	0.20	0.17	0.17	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.26)	0.56	0.15	(0.32)	0.40

Total from investment operations	(0.06)	0.73	0.32	(0.13)	0.60

Less distributions to shareholders:
From net investment income	(0.21)	(0.19)	(0.21)	(0.21)	(0.22)
From net realized gain on investments	(0.43)	(0.02)	—	(0.61)	(0.59)

Total distributions to shareholders	(0.64)	(0.21)	(0.21)	(0.82)	(0.81)

Net asset value - End of year	$10.15	$10.85	$10.33	$10.22	$11.17

Net assets - End of year (000’s omitted)	$192,157	$213,824	$291,632	$325,700	$353,538

Total return[2]	(0.62%)	7.25%	3.26%	(1.15%)	5.66%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.68%	0.67%	0.67%	0.68%	0.67%
Net investment income	1.92%	1.62%	1.66%	1.81%	1.77%
Series portfolio turnover	80%	58%	65%	51%	45%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.42	$9.92	$9.81	$10.75	$10.99

Income (loss) from investment operations:
Net investment income[1]	0.14	0.11	0.12	0.13	0.14
Net realized and unrealized gain (loss) on investments	(0.24)	0.54	0.15	(0.30)	0.38

Total from investment operations	(0.10)	0.65	0.27	(0.17)	0.52

Less distributions to shareholders:
From net investment income	(0.16)	(0.13)	(0.16)	(0.16)	(0.17)
From net realized gain on investments	(0.43)	(0.02)	—	(0.61)	(0.59)

Total distributions to shareholders	(0.59)	(0.15)	(0.16)	(0.77)	(0.76)

Net asset value - End of year	$9.73	$10.42	$9.92	$9.81	$10.75

Net assets - End of year (000’s omitted)	$10,886	$13,672	$19,054	$55,315	$59,101

Total return[2]	(1.08%)	6.72%	2.79%	(1.60%)	5.08%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.18%	1.17%	1.17%	1.18%	1.17%
Net investment income	1.40%	1.12%	1.19%	1.30%	1.27%
Series portfolio turnover	80%	58%	65%	51%	45%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R2*

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.40	$9.91	$9.81	$10.75	$10.99

Income (loss) from investment operations:
Net investment income[1]	0.09	0.06	0.06	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.24)	0.54	0.15	(0.31)	0.39

Total from investment operations	(0.15)	0.60	0.21	(0.23)	0.47

Less distributions to shareholders:
From net investment income	(0.11)	(0.09)	(0.11)	(0.10)	(0.12)
From net realized gain on investments	(0.43)	(0.02)	—	(0.61)	(0.59)

Total distributions to shareholders	(0.54)	(0.11)	(0.11)	(0.71)	(0.71)

Net asset value - End of year	$9.71	$10.40	$9.91	$9.81	$10.75

Net assets - End of year (000’s omitted)	$93,290	$112,666	$127,100	$137,697	$139,291

Total return[2]	(1.58%)	6.13%	2.24%	(2.10%)	4.58%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.68%	1.67%	1.67%	1.68%	1.67%
Net investment income	0.91%	0.62%	0.66%	0.81%	0.77%
Series portfolio turnover	80%	58%	65%	51%	45%
*Effective March 1, 2017, Class C shares of the Series have been redesignated as Class R2 Shares.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2018 - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S2	-1.67%	2.53%	6.16%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I2	-1.49%	2.78%	6.44%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R2,3	-1.96%	2.27%	5.87%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R2[2,3]	-2.42%	1.76%	5.37%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	-2.05%	1.83%	3.94%
30/10/60 Blended Index[5]	-0.01%	4.59%	7.28%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2018 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 30/10/60 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.35% for Class R and 1.85% for Class R2. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S, 0.85% for Class I, 1.35% for Class R and 1.85% for Class R2 for the year ended October 31, 2018.

3For periods through the inception of Class R2 on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of Class S shares adjusted for the respective class’ charges and expenses.

4The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 30/10/60 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), and 60% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset

Performance Update as of October 31, 2018 - Pro-Blend® Moderate Term Series

(unaudited)

allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$989.62	$5.47	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class I
Actual	$1,000.00	$990.57	$4.21	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Class R
Actual	$1,000.00	$987.83	$6.71	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%
Class R2
Actual	$1,000.00	$986.24	$9.21	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Moderate Term Series

As of October 31, 2018 (unaudited)

Sector Allocation[4]
Health Care	9.0%
Financials	7.7%
Information Technology	6.3%
Consumer Discretionary	5.9%
Communication Services	5.4%
Energy	5.2%
Consumer Staples	5.1%
Industrials	3.8%
Real Estate	3.8%
Materials	2.6%
Utilities	0.2%

[4] Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Novartis AG - ADR (Switzerland)	1.2%
Booking Holdings, Inc.	1.2%
Incyte Corp.	1.2%
Qorvo, Inc.	1.1%
Mastercard, Inc. - Class A	1.1%
Medtronic plc	1.1%
Visa, Inc. - Class A	1.1%
Microsoft Corp.	1.0%
Ball Corp.	0.9%
Anheuser-Busch InBev S.A./N.V. (Belgium)	0.9%

5 As a percentage of total investments.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 37.3%

Communication Services - 3.2%
Diversified Telecommunication Services - 0.6%
Orange S.A. (France)	2,315	$36,133
Telefonica Brasil S.A. (Brazil)	2,600	30,105
Zayo Group Holdings, Inc.*	102,650	3,067,182

		3,133,420

Entertainment - 0.6%
Electronic Arts, Inc.*	31,090	2,828,568
NetEase, Inc. - ADR (China)	480	99,768
Nexon Co. Ltd. (Japan)*	7,600	86,695
Toho Co. Ltd. -Tokyo (Japan)	1,600	52,201
Vivendi S.A. (France)	1,195	28,821

		3,096,053

Interactive Media & Services - 1.6%
Alphabet, Inc. - Class A*[1]	1,810	1,973,950
Alphabet, Inc. - Class C*	3,130	3,370,290
Tencent Holdings Ltd. - Class H (China)	110,246	3,776,947

		9,121,187

Media - 0.4%
Hakuhodo DY Holdings, Inc. (Japan)	3,100	51,704
Quebecor, Inc. - Class B (Canada)	59,090	1,158,953
Shaw Communications, Inc. - Class B (Canada)	59,280	1,103,690

		2,314,347

Wireless Telecommunication Services - 0.0%##
KDDI Corp. (Japan)	4,200	101,639
NTT DOCOMO, Inc. (Japan)	4,100	101,675

Total Communication Services		17,868,321

Consumer Discretionary - 3.7%
Auto Components - 0.0%##
Nemak S.A.B. de C.V. (Mexico)[2]	99,900	72,147
NGK Spark Plug Co. Ltd. (Japan)	2,700	54,635

		126,782

Automobiles - 0.1%
Geely Automobile Holdings Ltd. (China)	41,000	79,007
Isuzu Motors Ltd. (Japan)	4,000	52,442
Peugeot S.A. (France)	620	14,738
Renault S.A. (France)	290	21,655
Suzuki Motor Corp. (Japan)	2,300	114,693

		282,535

Diversified Consumer Services - 0.1%
China Maple Leaf Educational Systems Ltd. (China)	126,000	54,685
China Yuhua Education Corp. Ltd. (China)[2]	192,000	77,420
Fu Shou Yuan International Group Ltd. (China)	164,640	126,528
New Oriental Education & Technology Group, Inc. - ADR (China)*	1,935	113,217
TAL Education Group - ADR (China)*	1,550	44,919
Wisdom Education International Holdings Co. Ltd. (China)	122,000	54,903

		471,672

Hotels, Restaurants & Leisure - 0.0%##
Accor S.A. (France)	2,315	105,777
Basic-Fit N.V. (Netherlands)*[2]	2,535	72,987

		178,764

Household Durables - 0.0%##
Sekisui Chemical Co. Ltd. (Japan)	3,400	53,468
Techtronic Industries Co. Ltd. (Hong Kong)	11,000	51,796

		105,264

Internet & Direct Marketing Retail - 2.1%
Alibaba Group Holding Ltd. - ADR (China)*	23,365	3,324,372
Amazon.com, Inc.*	1,110	1,773,791
Booking Holdings, Inc.*	3,440	6,448,555
Despegar.com Corp. (Argentina)*	1,885	30,292

		11,577,010

Leisure Products - 0.1%
Bandai Namco Holdings, Inc. (Japan)	2,900	103,167
Yamaha Corp. (Japan)	2,500	109,861

		213,028

Multiline Retail - 0.0%##
El Puerto de Liverpool SAB de C.V. (Mexico)	6,720	42,676
Lojas Americanas S.A. (Brazil)	4,700	23,503
Lojas Renner S.A. (Brazil)	3,060	30,982
Magazine Luiza S.A. (Brazil)	500	22,627
Next plc (United Kingdom)	760	50,489

		170,277

Specialty Retail - 0.5%
Fast Retailing Co. Ltd. (Japan)	100	50,351

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
Industria de Diseno Textil S.A. (Spain)	92,080	$2,595,233
Nitori Holdings Co. Ltd. (Japan)	400	52,229
USS Co. Ltd. (Japan)	2,900	52,292

		2,750,105

Textiles, Apparel & Luxury Goods - 0.8%
ANTA Sports Products Ltd. (China)	18,180	75,057
Burberry Group plc (United Kingdom)	2,275	52,642
Hermes International (France)	90	51,381
Kering S.A. (France)	100	44,449
lululemon athletica, Inc.*	30,320	4,266,934
LVMH Moet Hennessy Louis Vuitton SE (France)	340	103,157
Moncler S.p.A (Italy)	1,475	51,223

		4,644,843

Total Consumer Discretionary		20,520,280

Consumer Staples - 5.0%
Beverages - 3.0%
Ambev S.A. - ADR (Brazil)	490,236	2,122,722
Ambev S.A. (Brazil)	17,500	76,367
Anheuser-Busch InBev S.A./N.V. (Belgium)	66,280	4,902,132
The Coca-Cola Co.	47,060	2,253,233
Diageo plc (United Kingdom)	137,823	4,764,751
Fomento Economico Mexicano SAB de C.V. (Mexico)	5,600	47,701
PepsiCo, Inc.	19,900	2,236,362
Pernod Ricard S.A. (France)	290	44,221
Treasury Wine Estates Ltd. (Australia)	15,750	169,526

		16,617,015

Food & Staples Retailing - 0.1%
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	5,600	22,827
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	2,300	83,154
Tsuruha Holdings, Inc. (Japan)	500	52,185
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	35,520	90,823
Wesfarmers Ltd. (Australia)	1,575	52,160

		301,149

Food Products - 1.2%
Barry Callebaut AG (Switzerland)	25	48,864
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	15	103,414
Danone S.A. (France)	3,111	220,299
Grupo Bimbo S.A.B. de C.V. - Series A (Mexico)	19,675	36,787
Kerry Group plc - Class A (Ireland)	1,510	154,525
Kikkoman Corp. (Japan)	1,900	104,096
Mondelez International, Inc. - Class A	80,030	3,359,659
Nestle S.A. (Switzerland)	32,369	2,732,692

		6,760,336

Household Products - 0.0%##
Henkel AG & Co. KGaA (Germany)	515	50,448
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	47,800	68,877
Lion Corp. (Japan)	4,000	75,203

		194,528

Personal Products - 0.7%
Beiersdorf AG (Germany)	2,035	210,413
Kao Corp. (Japan)	800	53,218
Kobayashi Pharmaceutical Co. Ltd. (Japan)	800	52,178
L’Oreal S.A. (France)	480	108,146
Unilever plc - ADR (United Kingdom)	67,285	3,564,759

		3,988,714

Tobacco - 0.0%##
British American Tobacco plc - ADR (United Kingdom)	2,535	110,019
KT&G Corp. (South Korea)	585	52,165
Swedish Match AB (Sweden)	1,035	52,722

		214,906

Total Consumer Staples		28,076,648

Energy - 1.9%
Energy Equipment & Services - 1.6%
Core Laboratories N.V	840	71,602
Diamond Offshore Drilling, Inc.*	83,030	1,177,365
Ensco plc - Class A	218,150	1,557,591
Schlumberger Ltd.	82,978	4,257,601
Transocean Ltd.*	167,270	1,841,643

		8,905,802

Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp. (Canada)	6,054	64,899
Canadian Natural Resources Ltd. (Canada)	3,905	107,143

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
China Petroleum & Chemical Corp. - Class H (China)	134,000	$109,153
Eni S.p.A. (Italy)	6,165	109,488
Galp Energia SGPS S.A. (Portugal)	12,605	219,178
Repsol S.A. (Spain)	10,515	187,890
Royal Dutch Shell plc - Class B - ADR (Netherlands)	3,440	226,042
SK Innovation Co. Ltd. (South Korea)	490	91,958
Suncor Energy, Inc. (Canada)	3,030	101,641
TOTAL S.A. (France)	3,145	184,533
Vermilion Energy, Inc. (Canada)	4,050	107,399
Woodside Petroleum Ltd. (Australia)	4,570	112,515

		1,621,839

Total Energy		10,527,641

Financials - 2.5%
Banks - 0.3%
Banco Bradesco S.A. (Brazil)	8,100	74,220
Banco Comercial Portugues S.A. (Portugal)*	290,665	78,184
Banco do Brasil S.A. (Brazil)	3,200	36,673
Banco Santander Brasil S.A. (Brazil)	3,200	36,286
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	1,565	63,054
Bankia S.A. (Spain)	34,147	107,257
Bankinter S.A. (Spain)	13,370	109,540
BNP Paribas S.A. (France)	1,490	77,649
CaixaBank S.A. (Spain)	45,020	182,182
Credit Agricole S.A. (France)	1,710	21,901
Erste Group Bank AG (Austria)	1,780	72,459
FinecoBank Banca Fineco S.p.A. (Italy)	15,200	158,864
Itau Unibanco Holding S.A. (Brazil)	5,600	73,944
Itausa - Investimentos Itau S.A. (Brazil)	12,400	37,318
Jyske Bank A/S (Denmark)	2,060	84,112
KBC Group N.V. (Belgium)	1,230	84,766
Societe Generale S.A. (France)	985	36,108
Sydbank A/S (Denmark)	2,385	55,087

		1,389,604

Capital Markets - 1.8%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	5,400	38,728
BlackRock, Inc.	7,790	3,204,962
Cboe Global Markets, Inc.	10,560	1,191,696
The Charles Schwab Corp.	46,070	2,130,277
CME Group, Inc.	5,990	1,097,608
E*TRADE Financial Corp.	21,260	1,050,669
Intercontinental Exchange, Inc.	14,650	1,128,636
Japan Exchange Group, Inc. (Japan)	5,000	89,554
Julius Baer Group Ltd. (Switzerland)	6,080	277,277

		10,209,407

Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. - Class B* .	10,230	2,100,014

Insurance - 0.0%##
Admiral Group plc (United Kingdom)	2,025	52,055
AXA S.A. (France)	2,615	65,444
BB Seguridade Participacoes S.A. (Brazil)	3,700	26,476

		143,975

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)	1,920	71,426

Total Financials		13,914,426

Health Care - 8.3%
Biotechnology - 3.0%
BioMarin Pharmaceutical, Inc.*	37,410	3,448,080
Incyte Corp.*	99,360	6,440,515
Regeneron Pharmaceuticals, Inc.*	8,165	2,769,895
Seattle Genetics, Inc.*	43,755	2,455,968
Vertex Pharmaceuticals, Inc.*	10,620	1,799,665

		16,914,123

Health Care Equipment & Supplies - 1.2%
Coloplast A/S - Class B (Denmark)	1,060	98,912
EssilorLuxottica (France)	745	101,750
Hoya Corp. (Japan)	1,000	56,576
Medtronic plc	65,390	5,873,330
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	59,510	53,306
Smith & Nephew plc (United Kingdom)	3,115	50,634
Sonova Holding AG (Switzerland)	320	52,187
Terumo Corp. (Japan)	2,000	107,964
William Demant Holding A/S (Denmark)*	1,605	52,759

		6,447,418

Health Care Providers & Services - 0.6%
DaVita, Inc.*	52,250	3,518,515

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.*	1,761	$63,924
QIAGEN N.V.*	2,512	91,182
Tecan Group AG (Switzerland)	175	39,478

		194,584

Pharmaceuticals - 3.5%
Astellas Pharma, Inc. (Japan)	3,400	52,531
Bristol-Myers Squibb Co	40,260	2,034,740
Chugai Pharmaceutical Co. Ltd. (Japan)	1,700	99,530
Johnson & Johnson	33,770	4,727,462
Merck & Co., Inc.	36,000	2,649,960
Merck KGaA (Germany)	22,320	2,388,300
Novartis AG - ADR (Switzerland)	78,095	6,830,189
Novartis AG (Switzerland)	2,300	201,416
Novo Nordisk A/S - Class B (Denmark)	1,200	51,824
Perrigo Co. plc	2,530	177,859
Sanofi (France)	1,340	119,743

		19,333,554

Total Health Care		46,408,194

Industrials - 1.8%
Aerospace & Defense - 0.1%
Airbus S.E. (France)	715	79,017
BAE Systems plc (United Kingdom)	18,220	122,170
MTU Aero Engines AG (Germany)	245	52,021
Safran S.A. (France)	410	52,983
Thales S.A. (France)	115	14,687

		320,878

Air Freight & Logistics - 0.6%
FedEx Corp.	13,630	3,003,234

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	739	61,189

Building Products - 0.0%##
Cie de Saint-Gobain (France)	590	22,226
TOTO Ltd. (Japan)	1,500	53,664

		75,890

Commercial Services & Supplies - 0.0%##
Secom Co. Ltd. (Japan)	600	49,123

Construction & Engineering - 0.0%##
FLSmidth & Co. A/S (Denmark)	371	19,467
Vinci S.A. (France)	2,025	180,223

		199,690

Electrical Equipment - 0.0%##
Schneider Electric SE (France)	715	51,702

Industrial Conglomerates - 0.0%##

Siemens AG (Germany)	1,285	147,706

Machinery - 0.2%
Epiroc AB - Class A (Sweden)*	10,235	89,878
FANUC Corp. (Japan)	499	86,810
Hoshizaki Corp. (Japan)	1,100	88,793
Hyundai Heavy Industries Co. Ltd. (South Korea)*	720	79,202
Hyundai Mipo Dockyard Co. Ltd. (South Korea)*	930	77,135
Jungheinrich AG (Germany)	2,230	73,884
KION Group AG (Germany)	1,930	112,781
Kone OYJ - Class B (Finland)	1,040	50,621
Makita Corp. (Japan)	1,300	44,944
Metso OYJ (Finland)	2,969	93,737
MISUMI Group, Inc. (Japan)	2,700	54,110
Samsung Heavy Industries Co. Ltd. (South Korea)*	6,215	38,131
Schindler Holding AG (Switzerland)	500	105,432
WEG S.A. (Brazil)	4,600	22,261
The Weir Group plc (United Kingdom)	10,295	208,335

		1,226,054

Professional Services - 0.4%
Equifax, Inc.	19,590	1,987,210
Experian plc (United Kingdom)	2,180	50,138
Recruit Holdings Co. Ltd. (Japan)	4,300	115,410
Teleperformance (France)	295	48,584
Wolters Kluwer N.V. (Netherlands)	880	49,926

		2,251,268

Road & Rail - 0.4%
Canadian National Railway Co. (Canada)	625	53,430
Genesee & Wyoming, Inc. - Class A*	27,350	2,166,941

		2,220,371

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)	3,025	74,678
Brenntag AG (Germany)	1,108	57,865
Kanamoto Co. Ltd. (Japan)	2,300	76,856

		209,399

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	8,200	$42,947
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	495	41,026

		83,973

Total Industrials		9,900,477

Information Technology - 6.2%
Electronic Equipment, Instruments & Components - 0.1%
Halma plc (United Kingdom)	4,850	82,306
Hexagon A.B. - Class B (Sweden)	2,285	111,836
Keyence Corp. (Japan)	506	247,191
Yokogawa Electric Corp. (Japan)	2,700	53,012

		494,345

IT Services - 3.2%
Amadeus IT Group S.A. (Spain)	635	51,133
Amdocs Ltd.	3,605	228,088
Capgemini SE (France)	180	21,979
InterXion Holding N.V. (Netherlands)*	39,935	2,350,973
LiveRamp Holdings, Inc.*	68,130	3,112,178
Mastercard, Inc. - Class A	29,830	5,896,496
Nomura Research Institute Ltd. (Japan)	2,500	110,834
Obic Co. Ltd. (Japan)	1,300	118,352
Otsuka Corp. (Japan)	1,600	53,070
Visa, Inc. - Class A1	42,580	5,869,653

		17,812,756

Semiconductors & Semiconductor Equipment - 1.5%
Qorvo, Inc.*	83,770	6,157,933
Skyworks Solutions, Inc.	23,440	2,033,654

		8,191,587

Software - 1.4%
Check Point Software Technologies Ltd. (Israel)*	945	104,895
Dassault Systemes S.E. (France)	180	22,533
Microsoft Corp.	52,630	5,621,410
Oracle Corp. (Japan)	800	54,151
SAP SE (Germany)	480	51,395
ServiceNow, Inc.*	12,265	2,220,456
Trend Micro, Inc. (Japan)	1,900	109,375

		8,184,215

Total Information Technology		34,682,903

Materials - 1.6%
Chemicals - 0.1%
Air Liquide S.A. (France)	530	64,069
Akzo Nobel N.V. (Netherlands)	2,210	185,562
Asahi Kasei Corp. (Japan)	4,400	52,793
Croda International plc (United Kingdom)	1,795	110,564
FUCHS PETROLUB S.E. (Germany)	604	27,959
Givaudan S.A. (Switzerland)	20	48,478
Mexichem S.A.B. de C.V. (Mexico)	34,110	89,216
Nissan Chemical Corp. (Japan)	1,100	51,866
Novozymes A/S - Class B (Denmark)	1,065	52,595
Solvay S.A. (Belgium)	1,490	169,721

		852,823

Containers & Packaging - 1.4%
Ball Corp.	113,660	5,091,968
DS Smith plc (United Kingdom)	22,544	113,117
Sealed Air Corp.	82,760	2,678,114

		7,883,199

Metals & Mining - 0.1%
Antofagasta plc (Chile)	18,705	187,238
First Quantum Minerals Ltd. (Zambia)	11,590	115,684
Lundin Mining Corp. (Chile)	25,815	106,088
Southern Copper Corp. (Peru)	2,985	114,445

		523,455

Total Materials		9,259,477

Real Estate - 3.1%
Equity Real Estate Investment Trusts (REITS) - 3.1%
Acadia Realty Trust	1,815	50,530
Agree Realty Corp.	1,080	61,852
Alexandria Real Estate Equities, Inc.	435	53,170
American Campus Communities, Inc.	1,350	53,339
American Homes 4 Rent - Class A	9,760	205,643
American Tower Corp.	15,015	2,339,487
Americold Realty Trust	1,995	49,376
Apartment Investment & Management Co. - Class A	3,925	168,932
Apple Hospitality REIT, Inc.	5,410	87,480
AvalonBay Communities, Inc.	2,430	426,173
Boston Properties, Inc.	2,490	300,692
Brandywine Realty Trust	13,435	188,896
CatchMark Timber Trust, Inc. - Class A	3,812	33,736

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Chesapeake Lodging Trust	2,480	$72,887
Colony Capital, Inc.	11,258	66,084
Community Healthcare Trust, Inc.	3,225	95,847
CoreCivic, Inc.	6,080	136,557
Cousins Properties, Inc.	23,395	194,412
Crown Castle International Corp.	1,365	148,430
CubeSmart	1,435	41,586
Digital Realty Trust, Inc.	2,770	286,030
EastGroup Properties, Inc.	470	45,021
Equinix, Inc.	8,490	3,215,503
Equity LifeStyle Properties, Inc.	1,115	105,579
Equity Residential	4,935	320,578
Essex Property Trust, Inc.	825	206,894
Extra Space Storage, Inc.	1,175	105,821
Federal Realty Investment Trust	410	50,861
First Industrial Realty Trust, Inc.	2,665	81,816
Getty Realty Corp.	3,355	90,015
HCP, Inc.	5,725	157,724
Healthcare Realty Trust, Inc.	3,945	109,908
Healthcare Trust of America, Inc. - Class A	4,130	108,454
Hibernia REIT plc (Ireland)	53,665	84,489
Host Hotels & Resorts, Inc.	9,960	190,336
Independence Realty Trust, Inc.	9,330	92,460
Invitation Homes, Inc.	8,459	185,083
Jernigan Capital, Inc.	5,215	102,058
Kimco Realty Corp.	4,665	75,060
Lamar Advertising Co. - Class A	925	67,821
Lexington Realty Trust	9,435	73,310
Liberty Property Trust	4,410	184,647
The Macerich Co.	720	37,166
Mid-America Apartment Communities, Inc.	1,690	165,130
National Retail Properties, Inc.	2,025	94,669
National Storage Affiliates Trust	1,560	41,543
Outfront Media, Inc.	2,852	50,537
Physicians Realty Trust	14,020	232,452
Plymouth Industrial REIT, Inc.	3,690	51,660
Prologis, Inc.	6,490	418,410
Public Storage	1,365	280,467
Realty Income Corp.	865	52,134
SBA Communications Corp.*	14,390	2,333,626
Simon Property Group, Inc.	3,070	563,406
STAG Industrial, Inc.	4,355	115,233
STORE Capital Corp.	1,755	50,948
Sun Communities, Inc.	2,170	218,020
Sunstone Hotel Investors, Inc.	7,650	110,696
Tier REIT, Inc.	7,790	168,809
UDR, Inc.	5,255	205,943
UMH Properties, Inc.	3,995	57,248
Unibail-Rodamco-Westfield (France) .	1,100	199,054
Urban Edge Properties	8,410	172,321
Ventas, Inc.	1,715	99,539
VEREIT, Inc.	19,070	139,783
Vornado Realty Trust	2,740	186,539
Weingarten Realty Investors	4,515	126,962
Welltower, Inc.	2,040	134,783

		17,021,655

Real Estate Management & Development - 0.0%##
Daito Trust Construction Co. Ltd. (Japan)	400	52,735
StorageVault Canada, Inc. (Canada)	14,240	27,908

		80,643

Total Real Estate		17,102,298

Utilities - 0.0%##
Independent Power and Renewable Electricity Producers - 0.0%##
China Longyuan Power Group Corp. Ltd. - Class H (China)	24,000	18,264
Engie Brasil Energia S.A. (Brazil)	2,100	22,459
Huaneng Renewables Corp. Ltd. - Class H (China)	275,364	70,872

		111,595

Multi-Utilities - 0.0%##
Engie S.A. (France)	2,235	29,697

Water Utilities - 0.0%##
Guangdong Investment Ltd. (China)	58,000	103,836

Total Utilities		245,128

TOTAL COMMON STOCKS (Identified Cost $194,841,741)		208,505,793

CORPORATE BONDS - 17.5%
Non-Convertible Corporate Bonds - 17.5%
Communication Services - 2.2%
Diversified Telecommunication Services - 1.4%
AT&T, Inc., 4.25%, 3/1/2027	3,030,000	$2,938,382
Verizon Communications, Inc., 5.50%, 3/16/2047	4,440,000	4,626,361

		7,564,743

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Media - 0.7%
Altice US Finance I Corp.[2], 5.50%, 5/15/2026	200,000	$194,812
CCO Holdings LLC - CCO Holdings Capital Corp.[2], 5.50%, 5/1/2026	175,000	170,625
Discovery Communications LLC, 5.20%, 9/20/2047	3,280,000	3,033,630
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[2], 5.50%, 3/1/2028	400,000	371,003
UPCB Finance IV Ltd. (Netherlands)[2], 5.375%, 1/15/2025	285,000	277,305

		4,047,375

Wireless Telecommunication Services - 0.1%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	310,000	294,500
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	120,000	117,542
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	73,000	73,146
Sprint Communications, Inc.[2], 7.00%, 3/1/2020	73,000	75,646

		560,834

Total Communication Services		12,172,952

Consumer Discretionary - 2.2%
Techniplas LLC[2], 10.00%, 5/1/2020	205,000	192,700

Automobiles - 0.5%
General Motors Co.[4], (3 mo. LIBOR US + 0.900%), 3.227%, 9/10/2021	2,910,000	2,905,792

Household Durables - 0.3%
Century Communities, Inc., 5.875%, 7/15/2025	347,000	314,035
LGI Homes, Inc.[2], 6.875%, 7/15/2026	240,000	228,000
Meritage Homes Corp., 5.125%, 6/6/2027	130,000	114,400
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	215,000	215,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	180,000	168,075
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	155,000	148,800
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	256,000	241,920

		1,430,230

Internet & Direct Marketing Retail - 0.9%
Booking Holdings, Inc., 3.60%, 6/1/2026	4,890,000	4,670,144

Multiline Retail - 0.5%
Macy’s Retail Holdings, Inc., 7.00%, 2/15/2028	1,400,000	1,478,419
Macy’s Retail Holdings, Inc., 6.90%, 4/1/2029	1,415,000	1,484,316

		2,962,735

Total Consumer Discretionary		12,161,601

Consumer Staples - 0.1%
Food & Staples Retailing - 0.0%##
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	125,000	120,625

Household Products - 0.1%
First Quality Finance Co., Inc.[2], 5.00%, 7/1/2025	165,000	151,800

Total Consumer Staples		272,425

Energy - 3.3%
Energy Equipment & Services - 0.1%
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.25%, 2/15/2025	165,000	165,412
TerraForm Power Operating, LLC[2], 5.00%, 1/31/2028	120,000	107,250

		272,662

Oil, Gas & Consumable Fuels - 3.2%
American Midstream Partners LP - American Midstream Finance Corp.[2], 9.50%, 12/15/2021	175,000	171,500
Boardwalk Pipelines LP, 5.95%, 6/1/2026	4,420,000	4,618,512
DCP Midstream Operating LP2, 5.35%, 3/15/2020	105,000	106,181
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	286,000	285,285
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	272,000	281,520
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	130,000	117,650
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	346,000	275,070
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	3,980,000	4,558,690
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	135,000	137,930
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	4,400,000	4,671,143
SemGroup Corp., 6.375%, 3/15/2025	120,000	116,100
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	173,000	161,322
Southwestern Energy Co.[5], 6.20%, 1/23/2025	204,000	198,390
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	120,000	120,750

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
W&T Offshore, Inc.[2], 9.75%, 11/1/2023	170,000	$164,509
The Williams Companies, Inc., 3.75%, 6/15/2027	2,290,000	2,132,307

		18,116,859

Total Energy		18,389,521

Financials - 5.2%
Banks - 3.0%
Bank of America Corp., 4.00%, 1/22/2025	4,810,000	4,684,162
Citigroup, Inc., 8.125%, 7/15/2039	3,280,000	4,579,686
JPMorgan Chase & Co., 6.30%, 4/23/2019	4,600,000	4,674,496
Popular, Inc., 6.125%, 9/14/2023	180,000	182,124
Santander Holdings USA, Inc., 4.50%, 7/17/2025	2,920,000	2,855,309

		16,975,777

Capital Markets - 0.9%
LPL Holdings, Inc.[2], 5.75%, 9/15/2025	230,000	223,388
Morgan Stanley[4], (3 mo. LIBOR US + 1.220%), 3.563%, 5/8/2024	4,680,000	4,729,374

		4,952,762

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019	160,000	159,800
Navient Corp., 7.25%, 9/25/2023	135,000	139,725
SLM Corp., 5.125%, 4/5/2022	220,000	218,900

		518,425

Diversified Financial Services - 0.6%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	2,980,000	2,909,943
FS Energy & Power Fund[2], 7.50%, 8/15/2023	230,000	233,220
Oxford Finance, LLC - Oxford Finance Co.- Issuer II, Inc.[2], 6.375%, 12/15/2022	235,000	238,231

		3,381,394

Insurance - 0.6%
Prudential Financial, Inc.[6] , (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	2,990,000	3,111,095

Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	150,000	151,125

Total Financials		29,090,578

Health Care - 0.7%
Health Care Providers & Services - 0.6%
DaVita, Inc., 5.00%, 5/1/2025	201,000	189,945
Fresenius Medical Care US Finance II, Inc. (Germany)[2], 5.625%, 7/31/2019	2,882,000	2,926,964
HCA, Inc., 5.375%, 9/1/2026	165,000	163,762
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022	170,000	163,370

		3,444,041

Pharmaceuticals - 0.1%
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[2], 8.75%, 11/1/2024	330,000	345,675

Total Health Care		3,789,716

Industrials - 2.0%
Airlines - 0.0%##
Allegiant Travel Co., 5.50%, 7/15/2019	182,000	182,910
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	140,000	141,533

		324,443

Commercial Services & Supplies - 0.1%
The ADT Security Corp., 5.25%, 3/15/2020	105,000	106,050
Covanta Holding Corp., 6.00%, 1/1/2027	155,000	149,575
W/S Packaging Holdings, Inc.[2], 9.00%, 4/15/2023	235,000	239,700

		495,325

Construction & Engineering - 0.0%##
Tutor Perini Corp.[2], 6.875%, 5/1/2025	286,000	286,358

Industrial Conglomerates - 0.4%
General Electric Co.[6,7], (3 mo. LIBOR US + 3.330%), 5.00%	2,260,000	2,093,325

Machinery - 0.6%
CNH Industrial Capital LLC, 3.375%, 7/15/2019	3,180,000	3,177,138

Marine - 0.1%
Borealis Finance, LLC[2], 7.50%, 11/16/2022	400,000	392,000
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	350,000	333,375

		725,375

Trading Companies & Distributors - 0.7%
Aircastle Ltd., 6.25%, 12/1/2019	100,000	102,770
Fortress Transportation & Infrastructure Investors, LLC[2], 6.50%, 10/1/2025	160,000	157,200
International Lease Finance Corp., 6.25%, 5/15/2019	3,279,000	3,331,297

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023	248,000	$235,942

		3,827,209

Transportation Infrastructure - 0.1%
Eagle Bulk Shipco, LLC, 8.25%, 11/28/2022	200,000	205,500
MPC Container Ships Invest B.V. (Norway)[4,8], (3 mo. LIBOR US + 4.750%), 7.116%, 9/22/2022	200,000	203,316

		408,816

Total Industrials		11,337,989

Information Technology - 0.0%##
Semiconductors & Semiconductor Equipment - 0.0%##
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	277,000	260,380

Materials - 0.9%
LSB Industries, Inc.[2], 9.625%, 5/1/2023	210,000	217,875

Containers & Packaging - 0.0%##
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[2], 6.00%, 2/15/2025	200,000	187,500

Metals & Mining - 0.9%
Corp Nacional del Cobre de Chile (Chile)[2], 5.625%, 9/21/2035	2,110,000	2,236,326
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	295,000	299,425
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	295,000	297,021
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	2,000,000	2,054,316

		4,887,088

Total Materials.		5,292,463

Real Estate - 0.7%
Equity Real Estate Investment Trusts (REITS) - 0.7%
American Homes 4 Rent LP, 4.25%, 2/15/2028	3,270,000	3,090,919
Greystar Real Estate Partners, LLC[2], 5.75%, 12/1/2025	190,000	184,300
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	589,000	575,876
iStar, Inc., 5.25%, 9/15/2022	229,000	221,558

Total Real Estate		4,072,653

Utilities - 0.2%
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	190,000	172,900

Independent Power and Renewable Electricity Producers - 0.2%
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019.	445,000	458,350
Clearway Energy Operating, LLC, 5.00%, 9/15/2026	125,000	116,250
Drax Finco plc (United Kingdom)[2], 6.625%, 11/1/2025	250,000	249,375

Total Utilities		996,875

TOTAL CORPORATE BONDS
(Identified Cost $100,934,936)		97,837,153

	PRINCIPAL AMOUNT3 / SHARES	VALUE (NOTE 2)

MUTUAL FUNDS - 0.1%
iShares MSCI Thailand ETF	3,375	292,612
iShares U.S. Real Estate ETF	1,945	151,924

TOTAL MUTUAL FUNDS
(Identified Cost $452,826)		444,536

U.S. TREASURY SECURITIES - 23.0%
U.S. Treasury Bonds - 6.0%
U.S. Treasury Bond, 6.25%, 5/15/2030	4,011,000	5,192,834
U.S. Treasury Bond, 4.75%, 2/15/2037	7,244,000	8,721,663
U.S. Treasury Bond, 2.50%, 2/15/2045	9,498,000	8,005,404
U.S. Treasury Bond, 3.00%, 5/15/2047	9,245,000	8,562,820
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	3,355,786	2,980,751

Total U.S. Treasury Bonds
(Identified Cost $36,358,168)		33,463,472

U.S. Treasury Notes - 17.0%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	25,429,758	24,996,326
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	3,222,521	3,102,502
U.S. Treasury Note, 1.625%, 4/30/2019	12,180,000	12,128,140
U.S. Treasury Note, 1.25%, 7/31/2023	11,373,000	10,503,143
U.S. Treasury Note, 2.125%, 5/15/2025	12,390,000	11,696,934
U.S. Treasury Note, 1.625%, 5/15/2026	11,387,000	10,264,313
U.S. Treasury Note, 2.375%, 5/15/2027	11,628,000	10,975,288
U.S. Treasury Note, 2.75%, 2/15/2028	11,885,000	11,501,523

Total U.S. Treasury Notes
(Identified Cost $96,667,833)		95,168,169

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $133,026,001)		128,631,641

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 3.8%

BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.16%, 11/25/2020	1,246,170	$1,236,078
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	107,512	107,277
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A2, 3.561%, 7/15/2030	1,519,168	1,512,418
Chesapeake Funding II LLC, Series 2017-2A, Class A1[2], 1.99%, 5/15/2029	3,166,734	3,134,478
Chesapeake Funding II LLC, Series 2017-4A, Class A1[2], 2.12%, 11/15/2029	1,319,813	1,302,235
Colony American Homes, Series 2015-1A, Class A2,4, (1 mo. LIBOR US + 1.200%), 3.487%, 7/17/2032	996,743	996,744
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	1,320,000	1,313,058
Enterprise Fleet Financing LLC, Series 2017-1, Class A2[2], 2.13%, 7/20/2022	480,698	477,962
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3[2], 1.97%, 7/15/2020	3,400,000	3,378,316
Invitation Homes Trust, Series 2017-SFR2, Class A2,4, (1 mo. LIBOR US + 0.850%), 3.14%, 12/17/2036	536,018	536,520
Invitation Homes Trust, Series 2017-SFR2, Class B2,4, (1 mo. LIBOR US + 1.150%), 3.44%, 12/17/2036	400,000	402,634
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[2], 2.14%, 9/25/2026	679,529	676,343
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A2, 1.55%, 3/26/2040	345,124	342,383
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX2, 2.05%, 1/25/2041	333,464	330,004
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX2, 2.84%, 1/25/2041	300,000	290,868
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A2, 2.39%, 2/25/2042	754,266	746,413
SoFi Professional Loan Program LLC, Series 2018-C, Class A1FX2, 3.08%, 1/25/2048	1,925,431	1,919,779
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	352,655	351,437
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/1/2033	1,184,906	1,140,987
Tricon American Homes Trust, Series 2017-SFR2, Class A2, 2.928%, 1/1/2036	1,248,668	1,191,651

TOTAL ASSET-BACKED SECURITIES (Identified Cost $21,595,921)		21,387,585

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.7%

Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/11/2029	112,024	112,530
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/1/2035	2,809,000	2,680,152
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A2, 3.531%, 10/1/2034	1,850,000	1,845,902
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,9], 2.50%, 5/1/2043	1,045,698	964,136
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,9], 2.13%, 2/1/2043	713,233	646,441
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/1/2047	1,278,405	1,261,465
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/1/2026	161,141	160,281
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[9], 1.444%, 8/1/2020	12,963,421	233,606
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[9], 1.149%, 4/1/2021	7,883,589	192,588
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[9], 1.501%, 10/1/2021	5,355,629	197,094
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[9], 1.452%, 12/1/2021	8,011,670	267,188

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[9], 1.578%, 6/1/2022	9,874,549	$426,757
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[9], 0.199%, 4/1/2023	51,279,581	396,166
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[9], 0.105%, 5/1/2023	38,613,856	182,153
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/1/2044	1,660,510	1,683,640
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/1/2044	1,662,254	1,710,367
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[2], 0.10%, 6/1/2046	127,037,954	432,691
FREMF Mortgage Trust, Series 2013-K712, Class B2,9, 3.358%, 5/1/2045	742,000	740,782
FREMF Mortgage Trust, Series 2013-K713, Class B2,9, 3.263%, 4/1/2046	1,350,000	1,344,376
FREMF Mortgage Trust, Series 2014-K37, Class B2,9, 4.714%, 1/1/2047	1,657,000	1,704,381
FREMF Mortgage Trust, Series 2014-K503, Class B2,9, 3.139%, 10/1/2047	1,325,000	1,320,548
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,9], 3.495%, 12/1/2034	1,928,000	1,922,031
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[2,9], 3.495%, 12/1/2034	1,000,000	992,582
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/1/2056	1,523,547	1,395,746
GS Mortgage Securities Trust, Series 2010-C2, Class A1[2], 3.849%, 12/1/2043	67,029	67,446
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,9], 3.00%, 3/1/2043	593,081	561,961
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,9], 3.50%, 5/1/2043	584,967	564,510
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,9], 3.00%, 6/1/2029	770,618	754,875
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[2,9], 3.50%, 8/1/2047	1,522,929	1,491,934
JP Morgan Mortgage Trust, Series 2017-6, Class A5[2,9], 3.50%, 12/1/2048	1,526,714	1,494,688
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,9], 3.75%, 11/1/2054	622,796	619,559
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,9], 3.75%, 8/1/2055	793,885	788,975
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,9], 3.75%, 11/1/2056	829,158	822,922
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/1/2045	115,000	116,876
Sequoia Mortgage Trust, Series 2013-2, Class A9, 1.874%, 2/1/2043	653,416	569,314
Sequoia Mortgage Trust, Series 2013-7, Class A2[9], 3.00%, 6/1/2043	706,301	661,302
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/1/2043	820,148	768,470
Starwood Retail Property Trust, Series 2014-STAR, Class A2,4, (1 mo. LIBOR US + 1.220%), 3.50%, 11/15/2027	1,616,970	1,617,190
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,9], 2.50%, 10/1/2056	1,459,966	1,417,401
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/10/2028	350,000	354,977
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/1/2043	545,000	553,351
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,9], 3.50%, 1/1/2045	832,073	810,138
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,9], 3.50%, 3/1/2045	701,714	699,881

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $38,032,112)		37,549,373

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS - 2.4%

Canada Housing Trust No. 1 (Canada)[2], 4.10%, 12/15/2018	CAD	338,000	$257,396
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	433,000	332,720
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		6,700,000	6,589,718
The Korea Development Bank (South Korea), 1.375%, 9/12/2019		400,000	394,206
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	8,562,000	417,540
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	3,460,000	161,897
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	5,621,000	258,342
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,081,000	48,508
Province of Ontario (Canada), 1.25%, 6/17/2019		1,297,000	1,284,678
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	739,000	535,107
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		3,200,000	3,155,878

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $14,383,093)			13,435,990

U.S. GOVERNMENT AGENCIES - 8.2%

Mortgage-Backed Securities - 8.2%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		161,500	164,258
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		9,466	9,590
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		22,966	23,543
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		132,329	134,698
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		27,706	28,396
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		196,101	199,462
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		21,823	22,609
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033		2,761,996	2,814,751
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		660,580	679,766
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		525,052	540,315
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		497,362	533,248
Fannie Mae, Pool #889576, 6.00%, 4/1/2038		409,513	446,120
Fannie Mae, Pool #995196, 6.00%, 7/1/2038		944,908	1,031,506
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038		140,711	153,514
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038		47,233	51,639
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039		819,425	848,567
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040		598,263	650,940
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040		698,650	762,173
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041		963,259	970,565
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041		685,709	690,920
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041		1,501,549	1,552,923
Fannie Mae, Pool #AL7068, 4.50%, 9/1/2042		1,679,713	1,739,439
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043		823,224	829,453
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044		2,250,173	2,199,821
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044		915,917	938,744
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045		726,692	728,924
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046		2,187,357	2,138,400
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046		1,273,258	1,244,365
Fannie Mae, Pool #BD1381, 3.50%, 6/1/2046		811,031	792,039
Fannie Mae, Pool #MA2670, 3.00%, 7/1/2046		2,170,573	2,055,865
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046		1,683,160	1,594,121
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047		548,115	565,346
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048		2,377,057	2,483,553
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048		2,178,272	2,233,071
Fannie Mae, Pool #BK9598, 4.50%, 8/1/2048		648,212	664,313
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048		1,276,514	1,333,639
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT3 / SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #CA2373, 5.00%, 9/1/2048	2,075,991	$2,168,787
Fannie Mae, Pool #AL8674, 5.654%, 1/1/2049	1,802,781	1,919,604
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	27,735	27,958
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	30,523	31,234
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	21,421	22,017
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	16,615	17,120
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	29,396	30,289
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	13,788	14,165
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	718,573	739,992
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	1,405	1,510
Freddie Mac, Pool #G03781, 6.00%, 1/1/2038	214,500	235,635
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	215,592	237,020
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	214,860	230,593
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	271,189	290,258
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	127,288	137,408
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	170,030	187,020
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	1,699,257	1,760,742
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	837,621	839,271
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	1,739,370	1,741,843
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	1,371,120	1,339,040
Ginnie Mae, Pool #263096, 9.50%, 3/1/2020	271	271

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $47,063,255)		45,822,373

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 0.3%

Dreyfus Government Cash Management, Institutional Shares[10], 2.05%,
(Identified Cost $1,884,118)	1,884,118	1,884,118

TOTAL INVESTMENTS IN SECURITIES - 99.3%
(Identified Cost $552,214,003)		555,498,562

TOTAL OPTIONS WRITTEN - 0.0%##
(Premiums Received $157,054)		(229,503)

TOTAL INVESTMENTS - 99.3%		555,269,059
OTHER ASSETS, LESS LIABILITIES - 0.7%		4,176,483

NET ASSETS - 100%		$559,445,542

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT[3] (000)	VALUE
Call
Booking Holdings, Inc.	5	11/09/18	$1,960.00	937	$(20,000)
Qorvo, Inc.	135	11/16/18	77.50	992	(29,025)
Alphabet, Inc. - Class C	13	11/23/18	1,110.00	1,400	(28,600)

					(77,625)

Put
lululemon athletica, Inc.	73	11/09/18	149.00	1,027	(59,495)
Mastercard, Inc. - Class A	72	11/09/18	197.50	1,423	(28,080)
Medtronic plc	157	11/16/18	90.00	1,410	(22,765)
Microsoft Corp.	138	11/16/18	100.00	1,474	(12,558)
Qorvo, Inc.	207	11/16/18	67.50	1,522	(28,980)

					(151,878)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN					$(229,503)

*Non-income producing security.

## Less than 0.1%.

1A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2018, the total value of such securities was $6,808,349.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $62,392,231, or 11.2% of the Series’ net assets as of October 31, 2018 (see Note 2 to the financial statements).

3Amount is stated in USD unless otherwise noted.

4Floating rate security. Rate shown is the rate in effect as of October 31, 2018.

5Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

6Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018.

7Security is perpetual in nature and has no stated maturity date.

8Illiquid security - This security was acquired on November 3, 2017 at a cost of $198,500 ($99.25 per share). This security has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $203,316, or less than 0.1% of the Series’ net assets as of October 31, 2018. (see Note 2 to the financial statements).

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2018.

10Rate shown is the current yield as of October 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2018

ASSETS:

Investments in securities, at value (identified cost $552,214,003) (Note 2)	$555,498,562
Foreign currency, at value (identified cost $18,078)	18,048
Receivable for securities sold	7,797,579
Interest receivable	2,589,768
Foreign tax reclaims receivable	344,760
Receivable for fund shares sold	213,340
Dividends receivable	99,876
Prepaid expenses	21,071

TOTAL ASSETS	566,583,004

LIABILITIES:

Accrued management fees (Note 3)	364,532
Accrued distribution and service (Rule 12b-1) fees (Class R) (Class R2) (Note 3)	92,759
Accrued shareholder services fees (Class S) (Note 3)	69,079
Accrued fund accounting and administration fees (Note 3)	42,568
Accrued Chief Compliance Officer service fees (Note 3)	401
Options written, at value (premiums received $157,054) (Note 2)	229,503
Payable for securities purchased	5,830,568
Payable for fund shares repurchased	390,884
Other payables and accrued expenses	117,168

TOTAL LIABILITIES	7,137,462

TOTAL NET ASSETS	$559,445,542

NET ASSETS CONSIST OF:

Capital stock	$488,354
Additional paid-in-capital	531,065,524
Total distributable earnings	27,891,664

TOTAL NET ASSETS	$559,445,542

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2018

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($318,690,659/ 24,276,658 shares)	$13.13

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($125,647,247/ 12,925,885 shares)	$9.72

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($16,537,125/ 1,612,955 shares)	$10.25

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R2 ($98,570,511/ 10,019,927 shares)	$9.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Interest	$11,799,225
Dividends (net of foreign taxes withheld, $206,425)	2,891,053

Total Investment Income	14,690,278

EXPENSES:

Management fees (Note 3)	4,705,957
Distribution and service (Rule 12b-1) fees (Class R2) (Note 3)	1,084,034
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	98,669
Shareholder services fees (Class S) (Note 3)	919,490
Fund accounting and administration fees (Note 3)	154,566
Directors’ fees (Note 3)	49,169
Chief Compliance Officer service fees (Note 3)	4,385
Custodian fees	56,245
Miscellaneous	333,321

Total Expenses	7,405,836

NET INVESTMENT INCOME	7,284,442

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	20,575,418
Options written	890,117
Foreign currency and translation of other assets and liabilities	2,891

21,468,426

Net change in unrealized appreciation (depreciation) on-
Investments in securities	(37,503,611)
Options written	(112,453)
Foreign currency and translation of other assets and liabilities	2,517

(37,613,547)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(16,145,121)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,860,679)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,284,442	$8,370,337
Net realized gain (loss) on investments and foreign currency	21,468,426	51,009,452
Net realized gain (loss) from in-kind redemption transactions and foreign currency	—	7,226,146
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(37,613,547)	4,788,535

Net increase (decrease) from operations	(8,860,679)	71,394,470

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(24,129,787)	(11,168,254)
Class I	(10,762,805)	(9,568,863)
Class R	(1,531,067)	(731,216)
Class R2	(7,862,881)	(2,833,511)

Total distributions to shareholders	(44,286,540)	(24,301,844)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(93,924,864)	(309,336,437)

Net decrease in net assets	(147,072,083)	(262,243,811)

NET ASSETS:

Beginning of year	706,517,625	968,761,436

End of year	$559,445,542	$706,517,625

* For the year ended October 31, 2017, the distributions to shareholders from net investment income and net realized gain were $3,749,931 and $7,418,323 (Class S), $3,924,939 and $5,643,924 (Class I), $214,584 and $516,632 (Class R) and $398,551 and $2,434,960 (Class R2), respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.17	$13.37	$13.15	$14.53	$14.52

Income (loss) from investment operations:
Net investment income[1]	0.17	0.13	0.13	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.38)	0.97	0.23	(0.44)	0.59

Total from investment operations	(0.21)	1.10	0.36	(0.29)	0.75

Less distributions to shareholders:
From net investment income	(0.12)	(0.10)	(0.10)	(0.12)	(0.12)
From net realized gain on investments	(0.71)	(0.20)	(0.04)	(0.97)	(0.62)

Total distributions to shareholders	(0.83)	(0.30)	(0.14)	(1.09)	(0.74)

Net asset value - End of year	$13.13	$14.17	$13.37	$13.15	$14.53

Net assets - End of year (000’s omitted)	$318,691	$426,426	$511,577	$683,089	$788,276

Total return[2]	(1.67%)	8.46%	2.77%	(1.99%)	5.47%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.10%	1.08%	1.07%	1.06%	1.06%
Net investment income	1.24%	0.98%	0.97%	1.08%	1.12%
Series portfolio turnover	74%	68%	67%	56%	53%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.72	$10.20	$10.07	$11.40	$11.56

Income (loss) from investment operations:
Net investment income[1]	0.15	0.13	0.12	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.29)	0.73	0.18	(0.35)	0.46

Total from investment operations	(0.14)	0.86	0.30	(0.21)	0.62

Less distributions to shareholders:
From net investment income	(0.15)	(0.14)	(0.13)	(0.15)	(0.16)
From net realized gain on investments	(0.71)	(0.20)	(0.04)	(0.97)	(0.62)

Total distributions to shareholders	(0.86)	(0.34)	(0.17)	(1.12)	(0.78)

Net asset value - End of year	$9.72	$10.72	$10.20	$10.07	$11.40

Net assets - End of year (000’s omitted)	$125,647	$140,706	$299,009	$740,524	$719,847

Total return[2]	(1.49%)	8.72%	3.08%	(1.76%)	5.73%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.85%	0.83%	0.82%	0.81%	0.81%
Net investment income	1.50%	1.24%	1.24%	1.33%	1.37%
Series portfolio turnover	74%	68%	67%	56%	53%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.25	$10.68	$10.53	$11.87	$12.00

Income (loss) from investment operations:
Net investment income[1]	0.11	0.08	0.07	0.09	0.10
Net realized and unrealized gain (loss) on investments	(0.31)	0.77	0.20	(0.36)	0.49

Total from investment operations	(0.20)	0.85	0.27	(0.27)	0.59

Less distributions to shareholders:
From net investment income	(0.09)	(0.08)	(0.08)	(0.10)	(0.10)
From net realized gain on investments	(0.71)	(0.20)	(0.04)	(0.97)	(0.62)

Total distributions to shareholders	(0.80)	(0.28)	(0.12)	(1.07)	(0.72)

Net asset value - End of year	$10.25	$11.25	$10.68	$10.53	$11.87

Net assets - End of year (000’s omitted)	$16,537	$22,662	$29,499	$39,917	$47,180

Total return[2]	(1.96%)	8.21%	2.55%	(2.30%)	5.24%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.35%	1.33%	1.32%	1.31%	1.31%
Net investment income	1.00%	0.73%	0.72%	0.83%	0.87%
Series portfolio turnover	74%	68%	67%	56%	53%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R2*

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.83	$10.29	$10.16	$11.49	$11.65

Income (loss) from investment operations:
Net investment income[1]	0.05	0.02	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.29)	0.75	0.18	(0.35)	0.47

Total from investment operations	(0.24)	0.77	0.20	(0.32)	0.51

Less distributions to shareholders:
From net investment income	(0.04)	(0.03)	(0.03)	(0.04)	(0.05)
From net realized gain on investments	(0.71)	(0.20)	(0.04)	(0.97)	(0.62)

Total distributions to shareholders	(0.75)	(0.23)	(0.07)	(1.01)	(0.67)

Net asset value - End of year	$9.84	$10.83	$10.29	$10.16	$11.49

Net assets - End of year (000’s omitted)	$98,571	$116,724	$128,677	$148,143	$150,654

Total return[2]	(2.42%)	7.71%	1.98%	(2.77%)	4.69%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.85%	1.83%	1.82%	1.81%	1.81%
Net investment income	0.50%	0.23%	0.22%	0.33%	0.37%
Series portfolio turnover	74%	68%	67%	56%	53%

*Effective March 1, 2017, Class C shares of the Series have been redesignated as Class R2 Shares.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2018 - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S2	-1.47%	3.47%	7.56%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I2	-1.15%	3.74%	7.84%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R2,3	-1.65%	3.21%	7.28%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R2[2,3]	-2.13%	2.69%	6.77%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	-2.05%	1.83%	3.94%
40/15/45 Blended Index[5]	0.53%	5.48%	8.39%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2018 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.35% for Class R and 1.85% for Class R2. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S, 0.86% for Class I, 1.36% for Class R and 1.86% for Class R2 for the year ended October 31, 2018.

3For periods through the inception of Class R2 on January 4, 2010, and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of Class S shares adjusted for the respective class’ charges and expenses.

4The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided

Performance Update as of October 31, 2018 - Pro-Blend® Extended Term Series

(unaudited)

are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$986.92	$5.51	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$988.62	$4.26	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class R
Actual	$1,000.00	$986.22	$6.76	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Class R2
Actual	$1,000.00	$984.03	$9.25	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-Blend® Extended Term Series

As of October 31, 2018 (unaudited)

Sector Allocation[4]
Health Care	11.4%
Information Technology	8.4%
Financials	7.4%
Consumer Staples	7.0%
Consumer Discretionary	6.6%
Communication Services	6.0%
Energy	5.1%
Real Estate	4.4%
Industrials	4.0%
Materials	2.6%
Utilities	0.2%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Novartis AG - ADR (Switzerland)	1.6%
Booking Holdings, Inc.	1.6%
Incyte Corp.	1.6%
Qorvo, Inc.	1.5%
Microsoft Corp.	1.5%
Mastercard, Inc. - Class A	1.4%
Medtronic plc	1.3%
Ball Corp.	1.3%
Johnson & Johnson	1.2%
Anheuser-Busch InBev S.A./N.V. (Belgium)	1.2%

5As a percentage of total investments.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 49.6%

Communication Services - 4.3%
Diversified Telecommunication Services - 0.7%
Orange S.A. (France)	3,095	$48,307
Telefonica Brasil S.A. (Brazil)	3,400	39,367
Zayo Group Holdings, Inc.*	127,170	3,799,840

		3,887,514

Entertainment - 0.7%
Electronic Arts, Inc.*	40,300	3,666,494
NetEase, Inc. - ADR (China)	560	116,396
Nexon Co. Ltd. (Japan)*	10,100	115,213
Toho Co. Ltd. -Tokyo (Japan)	2,100	68,513
Vivendi S.A. (France)	1,595	38,469

		4,005,085

Interactive Media & Services - 2.2%
Alphabet, Inc. - Class A*[1]	2,410	2,628,298
Alphabet, Inc. - Class C*	4,140	4,457,828
Tencent Holdings Ltd. - Class H (China)	146,439	5,016,892

		12,103,018

Media - 0.6%
Hakuhodo DY Holdings, Inc. (Japan)	4,100	68,382
Quebecor, Inc. - Class B (Canada)	86,550	1,697,536
Shaw Communications, Inc. - Class B (Canada)	79,195	1,474,473

		3,240,391

Wireless Telecommunication Services - 0.1%
KDDI Corp. (Japan)	5,500	133,099
NTT DOCOMO, Inc. (Japan)	5,400	133,914

		267,013

Total Communication Services		23,503,021

Consumer Discretionary - 4.8%
Auto Components - 0.0%##
Nemak S.A.B. de C.V. (Mexico)[2]	133,500	96,412
NGK Spark Plug Co. Ltd. (Japan)	3,500	70,823

		167,235

Automobiles - 0.1%
Geely Automobile Holdings Ltd. (China)	55,000	105,985
Isuzu Motors Ltd. (Japan)	5,300	69,486
Peugeot S.A. (France)	830	19,730
Renault S.A. (France)	380	28,376
Suzuki Motor Corp. (Japan)	3,000	149,600

		373,177

Diversified Consumer Services - 0.1%
China Maple Leaf Educational Systems Ltd. (China)	166,000	72,045
China Yuhua Education Corp. Ltd. (China)[2]	252,000	101,613
Fu Shou Yuan International Group Ltd. (China)	219,000	168,304
New Oriental Education & Technology Group, Inc. - ADR (China)*	2,550	149,200
TAL Education Group - ADR (China)*	2,065	59,844
Wisdom Education International Holdings Co. Ltd. (China)	160,000	72,004

		623,010

Hotels, Restaurants & Leisure - 0.1%
Accor S.A. (France)	3,115	142,331
Basic-Fit N.V. (Netherlands)*[2]	3,345	96,308

		238,639

Household Durables - 0.0%##
Sekisui Chemical Co. Ltd. (Japan)	4,500	70,767
Techtronic Industries Co. Ltd. (Hong Kong)	14,500	68,277

		139,044

Internet & Direct Marketing Retail - 2.7%
Alibaba Group Holding Ltd. - ADR (China)*	30,245	4,303,258
Amazon.com, Inc.*	1,310	2,093,393
Booking Holdings, Inc.*	4,600	8,623,068
Despegar.com Corp. (Argentina)*	2,460	39,532

		15,059,251

Leisure Products - 0.1%
Bandai Namco Holdings, Inc. (Japan)	3,900	138,742
Yamaha Corp. (Japan)	3,300	145,016

		283,758

Multiline Retail - 0.0%##
El Puerto de Liverpool SAB de C.V. (Mexico)	8,975	56,996
Lojas Americanas S.A. (Brazil)	6,100	30,504
Lojas Renner S.A. (Brazil)	4,040	40,905
Magazine Luiza S.A. (Brazil)	600	27,152
Next plc (United Kingdom)	1,000	66,433

		221,990

Specialty Retail - 0.6%
Fast Retailing Co. Ltd. (Japan)	100	50,351

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
Industria de Diseno Textil S.A. (Spain)	118,060	$3,327,468
Nitori Holdings Co. Ltd. (Japan)	500	65,287
USS Co. Ltd. (Japan)	3,900	70,324

		3,513,430

Textiles, Apparel & Luxury Goods - 1.1%
ANTA Sports Products Ltd. (China)	24,000	99,085
Burberry Group plc (United Kingdom)	3,005	69,534
Hermes International (France)	115	65,653
Kering S.A. (France)	135	60,006
lululemon athletica, Inc.*	40,279	5,668,464
LVMH Moet Hennessy Louis Vuitton SE (France)	450	136,532
Moncler S.p.A (Italy)	1,945	67,545

		6,166,819

Total Consumer Discretionary		26,786,353

Consumer Staples - 6.9%
Beverages - 4.0%
Ambev S.A. - ADR (Brazil)	651,923	2,822,826
Ambev S.A. (Brazil)	23,000	100,368
Anheuser-Busch InBev S.A./N.V. (Belgium)	87,894	6,500,725
The Coca-Cola Co.	62,640	2,999,203
Diageo plc (United Kingdom)	182,635	6,313,970
Fomento Economico Mexicano SAB de C.V. (Mexico)	7,300	62,182
PepsiCo, Inc.	26,420	2,969,080
Pernod Ricard S.A. (France)	390	59,469
Treasury Wine Estates Ltd. (Australia)	20,780	223,667

		22,051,490

Food & Staples Retailing - 0.1%
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	7,400	30,165
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	3,000	108,462
Tsuruha Holdings, Inc. (Japan)	700	73,059
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	47,420	121,251
Wesfarmers Ltd. (Australia)	2,080	68,885

		401,822

Food Products - 1.6%
Barry Callebaut AG (Switzerland)	35	68,410
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	20	137,886
Danone S.A. (France)	4,078	288,775
Grupo Bimbo S.A.B. de C.V. - Series A (Mexico)	26,320	49,211
Kerry Group plc - Class A (Ireland)	2,015	206,204
Kikkoman Corp. (Japan)	2,500	136,968
Mondelez International, Inc. - Class A	106,625	4,476,117
Nestle S.A. (Switzerland)	42,821	3,615,082

		8,978,653

Household Products - 0.0%##
Henkel AG & Co. KGaA (Germany)	690	67,591
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	64,100	92,364
Lion Corp. (Japan)	5,300	99,645

		259,600

Personal Products - 1.1%
Beiersdorf AG (Germany)	2,840	293,647
Kao Corp. (Japan)	1,000	66,522
Kobayashi Pharmaceutical Co. Ltd. (Japan)	1,100	71,744
L’Oreal S.A. (France)	630	141,942
Unilever plc - ADR (United Kingdom)	108,624	5,754,900

		6,328,755

Tobacco - 0.1%
British American Tobacco plc - ADR (United Kingdom)	3,610	156,674
KT&G Corp. (South Korea)	755	67,324
Swedish Match AB (Sweden)	1,380	70,295

		294,293

Total Consumer Staples		38,314,613

Energy - 2.4%
Energy Equipment & Services - 2.0%
Core Laboratories N.V	1,110	94,616
Diamond Offshore Drilling, Inc.*	108,330	1,536,120
Ensco plc - Class A	274,650	1,961,001
Schlumberger Ltd	97,408	4,998,004
Transocean Ltd.*	230,430	2,537,034

		11,126,775

Oil, Gas & Consumable Fuels - 0.4%
Cameco Corp. (Canada)	8,196	87,861
Canadian Natural Resources Ltd. (Canada)	5,150	141,303

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
China Petroleum & Chemical Corp. - Class H (China)	178,000	$144,995
Eni S.p.A. (Italy)	8,225	146,073
Galp Energia SGPS S.A. (Portugal)	16,630	289,165
Repsol S.A. (Spain)	13,875	247,929
Royal Dutch Shell plc - Class B - ADR (Netherlands)	4,445	292,081
SK Innovation Co. Ltd. (South Korea)	655	122,924
Suncor Energy, Inc. (Canada)	4,000	134,179
TOTAL S.A. (France)	4,150	243,502
Vermilion Energy, Inc. (Canada)	5,415	143,597
Woodside Petroleum Ltd. (Australia)	6,030	148,460

		2,142,069

Total Energy		13,268,844

Financials - 3.3%
Banks - 0.3%
Banco Bradesco S.A. (Brazil)	10,600	97,128
Banco Comercial Portugues S.A. (Portugal)*	374,975	100,863
Banco do Brasil S.A. (Brazil)	4,200	48,134
Banco Santander Brasil S.A. (Brazil)	4,200	47,626
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	2,110	85,012
Bankia S.A. (Spain)	44,848	140,869
Bankinter S.A. (Spain)	16,450	134,774
BNP Paribas S.A. (France)	1,965	102,404
CaixaBank S.A. (Spain)	59,670	241,466
Credit Agricole S.A. (France)	2,255	28,881
Erste Group Bank AG (Austria)	2,375	96,680
FinecoBank Banca Fineco S.p.A. (Italy)	19,495	203,753
Itau Unibanco Holding S.A. (Brazil)	7,400	97,712
Itausa - Investimentos Itau S.A. (Brazil)	16,300	49,055
Jyske Bank A/S (Denmark)	2,685	109,631
KBC Group N.V. (Belgium)	1,690	116,467
Societe Generale S.A. (France)	1,295	47,472
Sydbank A/S (Denmark)	3,180	73,449

		1,821,376

Capital Markets - 2.5%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	7,100	50,920
BlackRock, Inc.	10,470	4,307,567
Cboe Global Markets, Inc.	14,030	1,583,284
The Charles Schwab Corp.	60,455	2,795,439
CME Group, Inc.	8,000	1,465,920
E*TRADE Financial Corp.	28,430	1,405,011
Intercontinental Exchange, Inc.	19,520	1,503,821
Japan Exchange Group, Inc. (Japan)	6,800	121,793
Julius Baer Group Ltd. (Switzerland)	7,960	363,014

		13,596,769

Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. - Class B*	13,600	2,791,808

Insurance - 0.0%##
Admiral Group plc (United Kingdom)	2,600	66,836
AXA S.A. (France)	3,450	86,342
BB Seguridade Participacoes S.A. (Brazil)	4,900	35,063

		188,241

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)	2,580	95,979

Total Financials		18,494,173

Health Care - 11.1%
Biotechnology - 4.1%
BioMarin Pharmaceutical, Inc.*	50,630	4,666,567
Incyte Corp.*	131,960	8,553,647
Regeneron Pharmaceuticals, Inc.*	10,985	3,726,551
Seattle Genetics, Inc.*	58,925	3,307,460
Vertex Pharmaceuticals, Inc.*	14,320	2,426,667

		22,680,892

Health Care Equipment & Supplies - 1.5%
Coloplast A/S - Class B (Denmark)	1,420	132,505
EssilorLuxottica (France)	995	135,895
Hoya Corp. (Japan)	1,300	73,549
Medtronic plc	81,760	7,343,683
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	75,510	67,638
Smith & Nephew plc (United Kingdom)	4,110	66,807
Sonova Holding AG (Switzerland)	425	69,311
Terumo Corp. (Japan)	2,600	140,353
William Demant Holding A/S (Denmark)*	2,140	70,345

		8,100,086

Health Care Providers & Services - 0.8%
DaVita, Inc.*	67,710	4,559,592

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.*	2,432	$88,282
QIAGEN N.V.*	3,469	125,920
Tecan Group AG (Switzerland)	235	53,013

		267,215

Pharmaceuticals - 4.7%
Astellas Pharma, Inc. (Japan)	4,400	67,981
Bristol-Myers Squibb Co.	56,122	2,836,406
Chugai Pharmaceutical Co. Ltd. (Japan)	2,300	134,658
Johnson & Johnson[1]	46,620	6,526,334
Merck & Co., Inc.	48,020	3,534,752
Merck KGaA (Germany)	29,730	3,181,190
Novartis AG - ADR (Switzerland)	102,290	8,946,283
Novartis AG (Switzerland)	3,070	268,847
Novo Nordisk A/S - Class B (Denmark)	1,605	69,314
Perrigo Co. plc	3,320	233,396
Sanofi (France)	1,790	159,955

		25,959,116

Total Health Care		61,566,901

Industrials - 2.3%
Aerospace & Defense - 0.1%
Airbus S.E. (France)	955	105,541
BAE Systems plc (United Kingdom)	22,055	147,885
MTU Aero Engines AG (Germany)	330	70,069
Safran S.A. (France)	550	71,075
Thales S.A. (France)	155	19,796

		414,366

Air Freight & Logistics - 0.7%
FedEx Corp.	17,410	3,836,119

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	961	79,571

Building Products - 0.0%##
Cie de Saint-Gobain (France)	775	29,195
TOTO Ltd. (Japan)	1,900	67,975

		97,170

Commercial Services & Supplies - 0.0%##
Secom Co. Ltd. (Japan)	800	65,497

Construction & Engineering - 0.1%
FLSmidth & Co. A/S (Denmark)	561	29,436
Vinci S.A. (France)	2,830	251,867

		281,303

Electrical Equipment - 0.0%##
Schneider Electric SE (France)	955	69,057

Industrial Conglomerates - 0.0%##
Siemens AG (Germany)	1,730	198,857

Machinery - 0.3%
Epiroc AB - Class A (Sweden)*	13,515	118,681
FANUC Corp. (Japan)	570	99,161
Hoshizaki Corp. (Japan)	1,500	121,081
Hyundai Heavy Industries Co. Ltd. (South Korea)*	950	104,503
Hyundai Mipo Dockyard Co. Ltd. (South Korea)*	1,230	102,017
Jungheinrich AG (Germany)	2,940	97,407
KION Group AG (Germany)	2,545	148,719
Kone OYJ - Class B (Finland)	1,390	67,657
Makita Corp. (Japan)	1,700	58,773
Metso OYJ (Finland)	4,039	127,518
MISUMI Group, Inc. (Japan)	3,500	70,143
Samsung Heavy Industries Co. Ltd. (South Korea)*	8,205	50,340
Schindler Holding AG (Switzerland)	660	139,170
WEG S.A. (Brazil)	6,100	29,521
The Weir Group plc (United Kingdom)	13,170	266,515

		1,601,206

Professional Services - 0.5%
Equifax, Inc.	21,395	2,170,309
Experian plc (United Kingdom)	2,910	66,928
Recruit Holdings Co. Ltd. (Japan)	5,600	150,302
Teleperformance (France)	395	65,053
Wolters Kluwer N.V. (Netherlands)	1,170	66,379

		2,518,971

Road & Rail - 0.5%
Canadian National Railway Co. (Canada)	825	70,527
Genesee & Wyoming, Inc. - Class A*	36,460	2,888,726

		2,959,253

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)	3,990	98,500
Brenntag AG (Germany)	1,502	78,441
Kanamoto Co. Ltd. (Japan)	3,000	100,247

		277,188

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	11,100	$58,136
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	715	59,259

		117,395

Total Industrials		12,515,953

Information Technology - 8.3%
Electronic Equipment, Instruments & Components - 0.1%
Halma plc (United Kingdom)	6,520	110,647
Hexagon A.B. - Class B (Sweden)	3,045	149,033
Keyence Corp. (Japan)	718	350,757
Yokogawa Electric Corp. (Japan)	3,500	68,719

		679,156

IT Services - 4.0%
Amadeus IT Group S.A. (Spain)	835	67,238
Amdocs Ltd.	4,835	305,911
Capgemini SE (France)	240	29,305
InterXion Holding N.V. (Netherlands)*	53,055	3,123,348
LiveRamp Holdings, Inc.*	89,990	4,110,743
Mastercard, Inc. - Class A	40,260	7,958,194
Nomura Research Institute Ltd. (Japan)	3,200	141,867
Obic Co. Ltd. (Japan)	1,700	154,768
Otsuka Corp. (Japan)	2,100	69,655
Visa, Inc. - Class A1	45,930	6,331,450

		22,292,479

Semiconductors & Semiconductor Equipment - 2.1%
Qorvo, Inc.*	115,800	8,512,458
Skyworks Solutions, Inc.	31,535	2,735,977

		11,248,435

Software - 2.1%
Check Point Software Technologies Ltd. (Israel)*	1,250	138,750
Dassault Systemes S.E. (France)	235	29,418
Microsoft Corp.	76,170	8,135,718
Oracle Corp. (Japan)	1,000	67,689
SAP SE (Germany)	635	67,991
ServiceNow, Inc.*	16,530	2,992,591
Trend Micro, Inc. (Japan)	2,500	143,915

		11,576,072

Total Information Technology		45,796,142

Materials - 2.3%
Chemicals - 0.2%
Air Liquide S.A. (France)	710	85,829
Akzo Nobel N.V. (Netherlands)	2,965	248,955
Asahi Kasei Corp. (Japan)	5,800	69,591
Croda International plc (United Kingdom)	2,395	147,521
FUCHS PETROLUB S.E. (Germany)	795	36,800
Givaudan S.A. (Switzerland)	30	72,718
Mexichem S.A.B. de C.V. (Mexico)	43,215	113,030
Nissan Chemical Corp. (Japan)	1,400	66,012
Novozymes A/S - Class B (Denmark)	1,405	69,386
Solvay S.A. (Belgium)	1,925	219,270

		1,129,112

Containers & Packaging - 1.9%
Ball Corp.	156,260	7,000,448
DS Smith plc (United Kingdom)	29,748	149,264
Sealed Air Corp.	106,560	3,448,282

		10,597,994

Metals & Mining - 0.2%
Antofagasta plc (Chile)	24,905	249,300
First Quantum Minerals Ltd. (Zambia)	15,080	150,519
Lundin Mining Corp. (Chile)	33,600	138,080
Southern Copper Corp. (Peru)	4,050	155,277

		693,176

Total Materials		12,420,282

Real Estate - 3.8%
Equity Real Estate Investment Trusts (REITS) - 3.8%
Acadia Realty Trust	2,080	57,907
Agree Realty Corp.	1,240	71,015
Alexandria Real Estate Equities, Inc.	455	55,615
American Campus Communities, Inc.	1,545	61,043
American Homes 4 Rent - Class A	11,180	235,563
American Tower Corp.	20,005	3,116,979
Americold Realty Trust	2,270	56,182
Apartment Investment & Management Co. - Class A	4,570	196,693
Apple Hospitality REIT, Inc.	6,185	100,011
AvalonBay Communities, Inc.	2,860	501,587
Boston Properties, Inc.	2,870	346,581
Brandywine Realty Trust	15,030	211,322
CatchMark Timber Trust, Inc. - Class A	4,363	38,613

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Chesapeake Lodging Trust	2,840	$83,468
Colony Capital, Inc.	12,890	75,664
Community Healthcare Trust, Inc.	3,720	110,558
CoreCivic, Inc.	6,965	156,434
Cousins Properties, Inc.	26,165	217,431
Crown Castle International Corp.	1,565	170,178
CubeSmart	1,645	47,672
Digital Realty Trust, Inc.	3,175	327,850
EastGroup Properties, Inc.	540	51,727
Equinix, Inc.	11,125	4,213,482
Equity LifeStyle Properties, Inc.	1,415	133,986
Equity Residential	5,660	367,674
Essex Property Trust, Inc.	950	238,241
Extra Space Storage, Inc.	1,360	122,482
Federal Realty Investment Trust	470	58,304
First Industrial Realty Trust, Inc.	3,070	94,249
Getty Realty Corp.	3,835	102,893
HCP, Inc.	7,245	199,600
Healthcare Realty Trust, Inc.	4,165	116,037
Healthcare Trust of America, Inc. - Class A	4,730	124,210
Hibernia REIT plc (Ireland)	61,450	96,745
Host Hotels & Resorts, Inc.	11,405	217,950
Independence Realty Trust, Inc.	10,700	106,037
Invitation Homes, Inc.	9,683	211,864
Jernigan Capital, Inc.	5,975	116,931
Kimco Realty Corp.	5,275	84,875
Lamar Advertising Co. - Class A	1,055	77,353
Lexington Realty Trust	10,805	83,955
Liberty Property Trust	4,935	206,628
The Macerich Co.	825	42,586
Mid-America Apartment Communities, Inc.	1,940	189,557
National Retail Properties, Inc.	2,095	97,941
National Storage Affiliates Trust	1,790	47,668
Outfront Media, Inc.	3,270	57,944
Physicians Realty Trust	15,960	264,617
Plymouth Industrial REIT, Inc.	4,255	59,570
Prologis, Inc.	7,480	482,236
Public Storage	1,570	322,588
Realty Income Corp.	985	59,366
SBA Communications Corp.*	19,170	3,108,799
Simon Property Group, Inc.	3,515	645,073
STAG Industrial, Inc.	4,875	128,992
STORE Capital Corp.	2,005	58,205
Sun Communities, Inc.	2,500	251,175
Sunstone Hotel Investors, Inc.	8,760	126,757
Tier REIT, Inc.	8,920	193,296
UDR, Inc.	6,030	236,316
UMH Properties, Inc.	4,475	64,127
Unibail-Rodamco-Westfield (France)	1,370	247,913
Urban Edge Properties	10,675	218,731
Ventas, Inc.	2,180	126,527
VEREIT, Inc.	19,775	144,951
Vornado Realty Trust	3,140	213,771
Weingarten Realty Investors	5,170	145,380
Welltower, Inc.	2,335	154,273

		20,951,948

Real Estate Management & Development - 0.0%##
Daito Trust Construction Co. Ltd. (Japan)	500	65,919
StorageVault Canada, Inc. (Canada)	16,475	32,288

		98,207

Total Real Estate		21,050,155

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
China Longyuan Power Group Corp. Ltd. - Class H (China)	28,000	21,308
Engie Brasil Energia S.A. (Brazil)	2,800	29,945
Huaneng Renewables Corp. Ltd. - Class H (China)	357,937	92,124

		143,377

Multi-Utilities - 0.0%##
Engie S.A. (France)	2,945	39,131

Water Utilities - 0.0%##
Guangdong Investment Ltd. (China)	76,000	136,060

Total Utilities		318,568

TOTAL COMMON STOCKS (Identified Cost $255,097,904)		274,035,005

CORPORATE BONDS - 13.2%

Non-Convertible Corporate Bonds - 13.2%
Communication Services - 1.7%
Diversified Telecommunication Services - 1.0%
AT&T, Inc., 4.25%, 3/1/2027	2,280,000	$2,211,059
Verizon Communications, Inc., 5.50%, 3/16/2047	3,360,000	3,501,030

		5,712,089

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Media - 0.6%
Altice US Finance I Corp.[2], 5.50%, 5/15/2026	200,000	$194,812
CCO Holdings LLC - CCO Holdings Capital Corp.[2], 5.50%, 5/1/2026	175,000	170,625
Cequel Communications Holdings I LLC - Cequel Capital Corp.[2], 7.50%, 4/1/2028	200,000	207,294
Discovery Communications LLC, 5.20%, 9/20/2047	2,480,000	2,293,720
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[2], 5.50%, 3/1/2028	400,000	371,000
UPCB Finance IV Ltd. (Netherlands)[2], 5.375%, 1/15/2025	120,000	116,760

		3,354,211

Wireless Telecommunication Services - 0.1%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	310,000	294,500
Inmarsat Finance plc (United Kingdom)[2], 4.875%, 5/15/2022	120,000	117,542
Sprint Communications, Inc.[2], 9.00%, 11/15/2018	73,000	73,146
Sprint Communications, Inc. [2], 7.00%, 3/1/2020	73,000	75,646

		560,834

Total Communication Services		9,627,134

Consumer Discretionary - 1.7%
Auto Components - 0.0%##
Techniplas LLC[2], 10.00%, 5/1/2020	205,000	192,700

Automobiles - 0.4%
General Motors Co.[4], (3 mo. LIBOR US + 0.900%), 3.227%, 9/10/2021	2,180,000	2,176,848

Household Durables - 0.3%
Century Communities, Inc., 5.875%, 7/15/2025	340,000	307,700
LGI Homes, Inc.[2], 6.875%, 7/15/2026	240,000	228,000
Meritage Homes Corp., 5.125%, 6/6/2027	130,000	114,400
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	215,000	215,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	185,000	172,744
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	155,000	148,800
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	250,000	236,250

		1,422,894

Internet & Direct Marketing Retail - 0.6%
Booking Holdings, Inc., 3.60%, 6/1/2026	3,700,000	3,533,647

Multiline Retail - 0.4%
Macy’s Retail Holdings, Inc., 7.00%, 2/15/2028	1,085,000	1,145,775
Macy’s Retail Holdings, Inc., 6.90%, 4/1/2029	1,090,000	1,143,396

		2,289,171

Total Consumer Discretionary		9,615,260

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
C&S Group Enterprises LLC[2], 5.375%, 7/15/2022	125,000	120,625

Household Products - 0.0%##
First Quality Finance Co., Inc.[2], 5.00%, 7/1/2025	170,000	156,400

Total Consumer Staples		277,025

Energy - 2.6%
Energy Equipment & Services - 0.0%##
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.25%, 2/15/2025	170,000	170,425
TerraForm Power Operating, LLC[2], 5.00%, 1/31/2028	120,000	107,250

		277,675

Oil, Gas & Consumable Fuels - 2.6%
American Midstream Partners LP - American Midstream Finance Corp.[2], 9.50%, 12/15/2021	175,000	171,500
Boardwalk Pipelines LP, 5.95%, 6/1/2026	3,350,000	3,500,456
DCP Midstream Operating LP2, 5.35%, 3/15/2020	110,000	111,237
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	272,000	271,320
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	295,000	305,325
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	130,000	$117,650
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	340,000	270,300
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	3,010,000	3,447,652
Rockies Express Pipeline, LLC[2], 5.625%, 4/15/2020	135,000	137,930
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	3,330,000	3,535,206
SemGroup Corp., 6.375%, 3/15/2025	120,000	116,100
Seven Generations Energy Ltd. (Canada)[2], 5.375%, 9/30/2025	166,000	154,795
Southwestern Energy Co.[5], 6.20%, 1/23/2025	194,000	188,665
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[2], 5.50%, 9/15/2024	120,000	120,750
W&T Offshore, Inc.[2], 9.75%, 11/1/2023	165,000	159,670
The Williams Companies, Inc., 3.75%, 6/15/2027	1,720,000	1,601,558

		14,210,114

Total Energy		14,487,789

Financials - 4.1%
Banks - 2.4%
Bank of America Corp., 4.00%, 1/22/2025	3,630,000	3,535,033
Citigroup, Inc., 8.125%, 7/15/2039	2,490,000	3,476,652
JPMorgan Chase & Co., 6.30%, 4/23/2019	3,480,000	3,536,358
Popular, Inc., 6.125%, 9/14/2023	180,000	182,124
Santander Holdings USA, Inc., 4.50%, 7/17/2025	2,190,000	2,141,482

		12,871,649

Capital Markets - 0.7%
LPL Holdings, Inc.[2], 5.75%, 9/15/2025	240,000	233,100
Morgan Stanley[4], (3 mo. LIBOR US + 1.220%), 3.563%, 5/8/2024	3,540,000	3,577,347

		3,810,447

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019	160,000	159,800
Navient Corp., 7.25%, 9/25/2023	140,000	144,900
SLM Corp., 5.125%, 4/5/2022	220,000	218,900

		523,600

Diversified Financial Services - 0.5%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	2,260,000	2,206,869
FS Energy & Power Fund[2], 7.50%, 8/15/2023	230,000	233,220
Oxford Finance, LLC - Oxford Finance Co.- Issuer II, Inc.[2], 6.375%, 12/15/2022	235,000	238,231

		2,678,320

Insurance - 0.4%
Prudential Financial, Inc.[6], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	2,260,000	2,351,530

Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 5.875%, 8/1/2021	150,000	151,125

Total Financials		22,386,671

Health Care - 0.2%
Health Care Providers & Services - 0.1%
DaVita, Inc., 5.00%, 5/1/2025	195,000	184,275
HCA, Inc., 5.375%, 9/1/2026	165,000	163,762
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[2], 6.625%, 5/15/2022	170,000	163,371

		511,408

Pharmaceuticals - 0.1%
Horizon Pharma, Inc. - Horizon Pharma USA, Inc.[2], 8.75%, 11/1/2024	350,000	366,625

Total Health Care		878,033

Industrials - 1.7%
Airlines - 0.1%
Allegiant Travel Co., 5.50%, 7/15/2019	175,000	175,875
American Airlines Group, Inc.[2], 5.50%, 10/1/2019	140,000	141,533

		317,408

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Commercial Services & Supplies - 0.1%
The ADT Security Corp., 5.25%, 3/15/2020	110,000	$111,100
Covanta Holding Corp., 6.00%, 1/1/2027	155,000	149,575
W/S Packaging Holdings, Inc.[2], 9.00%, 4/15/2023	235,000	239,700

		500,375

Construction & Engineering - 0.0%##
Tutor Perini Corp.[2], 6.875%, 5/1/2025	276,000	276,345

Industrial Conglomerates - 0.3%
General Electric Co.[6,7],(3mo. LIBOR US + 3.330%), 5.00%	1,670,000	1,546,838

Machinery - 0.4%
CNH Industrial Capital LLC, 3.375%, 7/15/2019	2,410,000	2,407,831

Marine - 0.1%
Borealis Finance, LLC[2], 7.50%, 11/16/2022	400,000	392,000
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	345,000	328,612

		720,612

Trading Companies & Distributors - 0.6%
Aircastle Ltd., 6.25%, 12/1/2019	95,000	97,631
Fortress Transportation & Infrastructure Investors, LLC[2], 6.50%, 10/1/2025	160,000	157,200
International Lease Finance Corp., 6.25%, 5/15/2019	2,528,000	2,568,319
Park Aerospace Holdings Ltd. (Ireland)[2], 4.50%, 3/15/2023	251,000	238,797

		3,061,947

Transportation Infrastructure - 0.1%
Eagle Bulk Shipco, LLC, 8.25%, 11/28/2022	200,000	205,500
MPC Container Ships Invest B.V. (Norway)[4,8], (3 mo. LIBOR US + 4.750%), 7.116%, 9/22/2022	200,000	203,316

		408,816

Total Industrials		9,240,172

Information Technology - 0.0%##
Semiconductors & Semiconductor Equipment - 0.0%##
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	267,000	250,980

Materials - 0.4%
Chemicals - 0.1%
LSB Industries, Inc.[2], 9.625%, 5/1/2023	210,000	217,875

Containers & Packaging - 0.0%##
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[2], 6.00%, 2/15/2025	200,000	187,500

Metals & Mining - 0.3%
Corp Nacional del Cobre de Chile (Chile)[2], 5.625%, 9/21/2035	350,000	370,955
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	295,000	299,425
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	295,000	297,021
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	610,000	626,566

		1,593,967

Total Materials		1,999,342

Real Estate - 0.6%
Equity Real Estate Investment Trusts (REITS) - 0.6%
American Homes 4 Rent LP, 4.25%, 2/15/2028	2,470,000	2,334,730
Greystar Real Estate Partners, LLC[2], 5.75%, 12/1/2025	185,000	179,450
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	427,000	417,486
iStar, Inc., 5.25%, 9/15/2022	198,000	191,565

Total Real Estate		3,123,231

Utilities - 0.2%
Gas Utilities - 0.0%##
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	190,000	172,900

Independent Power and Renewable Electricity Producers - 0.2%
Atlantica Yield plc (Spain)[2], 7.00%, 11/15/2019	506,000	521,180
Clearway Energy Operating, LLC, 5.00%, 9/15/2026	125,000	116,250

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT3/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
Drax Finco plc (United Kingdom)[2], 6.625%, 11/1/2025	245,000	$244,387

Total Utilities		1,054,717

TOTAL CORPORATE BONDS (Identified Cost $75,251,187)		72,940,354

MUTUAL FUNDS - 0.1%
iShares MSCI Thailand ETF	4,480	388,416
iShares U.S. Real Estate ETF	2,190	171,061

TOTAL MUTUAL FUNDS (Identified Cost $570,334)		559,477

U.S. TREASURY SECURITIES - 20.2%

U.S. Treasury Bonds - 6.1%
U.S. Treasury Bond, 6.25%, 5/15/2030	4,599,000	5,954,088
U.S. Treasury Bond, 4.75%, 2/15/2037	7,419,000	8,932,360
U.S. Treasury Bond, 2.50%, 2/15/2045	8,578,000	7,229,981
U.S. Treasury Bond, 3.00%, 5/15/2047	9,305,000	8,618,393
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	3,155,932	2,803,232

Total U.S. Treasury Bonds (Identified Cost $36,363,554)		33,538,054

U.S. Treasury Notes - 14.1%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	16,673,978	16,389,782
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	3,028,405	2,915,615
U.S. Treasury Note, 1.625%, 4/30/2019	5,890,000	5,864,922
U.S. Treasury Note, 1.625%, 4/30/2023	6,050,000	5,705,670
U.S. Treasury Note, 2.125%, 7/31/2024	13,399,000	12,758,360
U.S. Treasury Note, 2.125%, 5/15/2025	11,215,000	10,587,661
U.S. Treasury Note, 1.625%, 5/15/2026	6,599,000	5,948,380
U.S. Treasury Note, 2.375%, 5/15/2027	6,465,000	6,102,101
U.S. Treasury Note, 2.75%, 2/15/2028	12,135,000	11,743,457

Total U.S. Treasury Notes (Identified Cost $79,262,496)		78,015,948

TOTAL U.S. TREASURY SECURITIES (Identified Cost $115,626,050)		111,554,002

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 2.9%
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	80,310	80,135
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A2, 3.561%, 7/15/2030	1,279,300	1,273,615
Chesapeake Funding II LLC, Series 2017-2A, Class A1[2], 1.99%, 5/15/2029	5,084,945	5,033,151
Chesapeake Funding II LLC, Series 2017-4A, Class A1[2], 2.12%, 11/15/2029	1,332,924	1,315,171
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	1,224,000	1,217,563
Invitation Homes Trust, Series 2017-SFR2, Class A2,4, (1 mo. LIBOR US + 0.850%), 3.14%, 12/17/2036	521,129	521,617
Invitation Homes Trust, Series 2017-SFR2, Class B2,4, (1 mo. LIBOR US + 1.150%), 3.44%, 12/17/2036	390,000	392,568
SoFi Consumer Loan Program LLC, Series 2017-5, Class A1[2], 2.14%, 9/25/2026	747,482	743,978
SoFi Professional Loan Program LLC, Series 2017-A, Class A2A2, 1.55%, 3/26/2040	329,841	327,221
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX2, 2.05%, 1/25/2041	333,464	330,004
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX2, 2.84%, 1/25/2041	300,000	290,868
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A2, 2.39%, 2/25/2042	754,266	746,413
SoFi Professional Loan Program LLC, Series 2018-C, Class A1FX2, 3.08%, 1/25/2048	1,939,872	1,934,177

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

South Carolina Student Loan Corp., Series 2005, Class A3[4], (3 mo. LIBOR US + 0.140%), 2.461%, 12/1/2023	144,144	$144,141
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	226,418	225,636
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/1/2033	873,246	840,879
Tricon American Homes Trust, Series 2017-SFR2, Class A2, 2.928%, 1/1/2036	998,934	953,321

TOTAL ASSET-BACKED SECURITIES (Identified Cost $16,536,862)		16,370,458

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.3%

Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/11/2029	85,030	85,414
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/1/2035	2,411,000	2,300,408
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,9], 2.50%, 5/1/2043	607,450	560,071
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,9], 2.13%, 2/1/2043	561,475	508,895
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/1/2047	983,388	970,358
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/1/2026	169,319	168,414
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[9], 1.444%, 8/1/2020	7,926,935	142,847
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[9], 1.149%, 4/1/2021	9,034,864	220,713
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[9], 1.501%, 10/1/2021	3,916,821	144,144
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[9], 1.452%, 12/1/2021	16,147,799	538,528
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[9], 1.578%, 6/1/2022	10,927,353	472,257
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[9], 0.199%, 4/1/2023	43,982,265	339,789
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[9], 0.105%, 5/1/2023	28,240,114	133,217
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class A2, 1.72%, 1/1/2019	24,103	24,060
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/1/2044	1,236,272	1,253,492
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/1/2044	1,282,310	1,319,426
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[2], 0.10%, 6/1/2046	77,684,328	264,593
FREMF Mortgage Trust, Series 2013-K712, Class B2,9, 3.358%, 5/1/2045	767,000	765,742
FREMF Mortgage Trust, Series 2013-K713, Class B2,9, 3.263%, 4/1/2046	1,350,000	1,344,376
FREMF Mortgage Trust, Series 2014-K41, Class B2,9, 3.832%, 11/1/2047	1,315,000	1,287,796
FREMF Mortgage Trust, Series 2014-K503, Class B2,9, 3.139%, 10/1/2047	1,325,000	1,320,548
FREMF Mortgage Trust, Series 2014-K715, Class B2,9, 3.978%, 2/1/2046	1,279,000	1,288,647
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,9], 3.495%, 12/1/2034	1,535,000	1,530,248
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/1/2056	1,477,379	1,353,450
GS Mortgage Securities Trust, Series 2010-C2, Class A1[2], 3.849%, 12/1/2043	46,765	47,055
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,9], 3.00%, 3/1/2043	396,324	375,528
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,9], 3.50%, 5/1/2043	340,797	328,878

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES		PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,9], 3.00%, 6/1/2029		563,522	$552,010
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[2,9], 3.50%, 8/1/2047		1,218,343	1,193,547
JP Morgan Mortgage Trust, Series 2017-6, Class A5[2,9], 3.50%, 12/1/2048		1,459,359	1,428,746
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[2], 2.767%, 1/1/2041		15,290	15,255
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,9], 3.75%, 11/1/2054		410,729	408,595
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,9], 3.75%, 8/1/2055		615,667	611,859
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,9], 3.75%, 11/1/2056		622,618	617,935
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/1/2045		115,000	116,876
Sequoia Mortgage Trust, Series 2013-2, Class A9, 1.874%, 2/1/2043		425,622	370,840
Sequoia Mortgage Trust, Series 2013-7, Class A2[9], 3.00%, 6/1/2043		473,483	443,317
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/1/2043		484,258	453,745
Starwood Retail Property Trust, Series 2014-STAR, Class A2,4, (1 mo. LIBOR US + 1.220%), 3.50%, 11/15/2027		998,985	999,121
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,9], 2.50%, 10/1/2056		1,082,334	1,050,779
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/10/2028		350,000	354,977
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/1/2043		600,000	609,193
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,9], 3.50%, 1/1/2045		471,545	459,113
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,9], 3.50%, 3/1/2045		406,364	405,302

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $29,229,336)			29,180,104

FOREIGN GOVERNMENT BONDS - 1.7%

Canada Housing Trust No. 1 (Canada)[2], 4.10%, 12/15/2018	CAD	299,000	227,696
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	358,000	275,090
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		4,625,000	4,548,872
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	7,313,000	356,631
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	3,112,000	145,614
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	5,057,000	232,421
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	972,000	43,617
Province of Ontario (Canada), 1.25%, 6/17/2019		777,000	769,618
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	657,000	475,731
Svensk Exportkredit AB (Sweden), 1.125%, 8/28/2019		2,179,000	2,148,956

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $10,022,497)			9,224,246

U.S. GOVERNMENT AGENCIES - 6.0%

Mortgage-Backed Securities - 6.0%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		101,770	103,508
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		6,863	6,953
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		16,746	17,166
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		96,514	98,242
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		20,245	20,749
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		123,615	125,734
Fannie Mae, Pool #990895, 5.50%, 10/1/2023		21,742	22,475
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		15,906	16,480

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033	1,927,542	$1,964,358
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	730,062	751,265
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	441,361	454,191
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	103,013	110,021
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	272,931	297,329
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	237,280	257,046
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	14,284	15,593
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	587,146	640,566
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	22,890	25,025
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	367,809	393,554
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	477,892	494,888
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	291,567	317,239
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	550,178	600,202
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	797,594	803,644
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	651,325	656,275
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	1,232,289	1,274,451
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	671,753	676,837
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	2,250,173	2,199,821
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	536,792	550,170
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	729,272	753,918
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	553,698	555,399
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	1,718,073	1,679,619
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	752,205	735,136
Fannie Mae, Pool #MA2670, 3.00%, 7/1/2046	519,158	491,722
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	1,028,598	974,185
Fannie Mae, Pool #BD6997, 4.00%, 10/1/2046	759,297	759,875
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	920,947	949,898
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	2,234,865	2,334,991
Fannie Mae, Pool #BK9598, 4.50%, 8/1/2048	670,180	686,826
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	1,271,547	1,328,450
Fannie Mae, Pool #CA2373, 5.00%, 9/1/2048	1,347,398	1,407,626
Fannie Mae, Pool #AL8674, 5.654%, 1/1/2049	1,416,452	1,508,241
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	20,226	20,388
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	22,258	22,776
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	15,624	16,059
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	12,116	12,485
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	21,431	22,082
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	9,344	9,599
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	441,701	454,867
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	408,513	423,519
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	476,453	490,545
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	127,369	140,028
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	191,722	205,761
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	241,984	259,000
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	555,149	592,845
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	509,445	544,791
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	156,950	172,634
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	1,394,213	1,444,660
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	638,454	639,711

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT3 / SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #Q33778, 4.00%, 6/1/2045	676,341	$678,144

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $34,040,103)		33,209,562

SHORT-TERM INVESTMENT - 0.4%

Dreyfus Government Cash Management, Institutional Shares[10], 2.05%, (Identified Cost $2,479,350)	2,479,350	2,479,350

TOTAL INVESTMENTS IN SECURITIES - 99.4% (Identified Cost $538,853,623)		549,552,558

TOTAL OPTIONS WRITTEN - 0.0%## (Premiums Received $211,174)		(308,007)

TOTAL INVESTMENTS - 99.4%		549,244,551
OTHER ASSETS, LESS LIABILITIES - 0.6%		3,409,656

NET ASSETS - 100%		$552,654,207

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

MXN - Mexican Peso

No. - Number

SGD - Singapore Dollar

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT[3] (000)	VALUE
Call
Booking Holdings, Inc.	7	11/09/18	$1,960.00	1,312	$(28,000)
Qorvo, Inc.	177	11/16/18	77.50	1,301	(38,055)
Alphabet, Inc. - Class C	17	11/23/18	1,110.00	1,831	(37,400)

					(103,455)

Put
lululemon athletica, Inc.	97	11/09/18	149.00	1,365	(79,055)
Mastercard, Inc. - Class A	97	11/09/18	197.50	1,917	(37,830)
Medtronic plc	214	11/16/18	90.00	1,922	(31,030)
Microsoft Corp.	187	11/16/18	100.00	1,997	(17,017)
Qorvo, Inc.	283	11/16/18	67.50	2,080	(39,620)

					(204,552)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN					$(308,007)

*Non-income producing security.

## Less than 0.1%.

1A portion of this security is designated with the broker as collateral for options contracts written. As of October 31, 2018, the total value of such securities was $11,059,598.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $47,071,812, or 8.5% of the Series’ net assets as of October 31, 2018 (see Note 2 to the financial statements).

3Amount is stated in USD unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

4Floating rate security. Rate shown is the rate in effect as of October 31, 2018.

5Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

6Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018.

7Security is perpetual in nature and has no stated maturity date.

8Illiquid security - This security was acquired November 3, 2017 at a cost of $198,500 ($99.25 per share). This security has been determined to be illiquid under guidelines established by the Board of Directors. This security amounts to $203,316, or less than 0.1% of the Series’ net assets as of October 31, 2018 (see Note 2 to the financial statements).

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2018.

10Rate shown is the current yield as of October 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2018

ASSETS:

Investments in securities, at value (identified cost $538,853,623) (Note 2)	$549,552,558
Foreign currency, at value (identified cost $66,212)	66,085
Receivable for securities sold	7,431,218
Interest receivable	2,147,296
Foreign tax reclaims receivable	411,713
Dividends receivable	132,914
Receivable for fund shares sold	103,444
Prepaid and other expenses	21,508

TOTAL ASSETS	559,866,736

LIABILITIES:

Accrued management fees (Note 3)	350,180
Accrued distribution and service (Rule 12b-1) fees (Class R) (Class R2) (Note 3)	98,106
Accrued shareholder services fees (Class S) (Note 3)	67,102
Accrued fund accounting and administration fees (Note 3)	42,365
Accrued Chief Compliance Officer service fees (Note 3)	402
Options written, at value (premiums received $211,174) (Note 2)	308,007
Payable for securities purchased	5,460,686
Payable for fund shares repurchased	753,791
Other payables and accrued expenses	131,890

TOTAL LIABILITIES	7,212,529

TOTAL NET ASSETS	$552,654,207

NET ASSETS CONSIST OF:

Capital stock	$442,653
Additional paid-in-capital	507,887,105
Total distributable earnings	44,324,449

TOTAL NET ASSETS	$552,654,207

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2018

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($308,333,659/ 18,295,440 shares)	$16.85

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($126,834,318/ 14,036,578 shares)	$9.04

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($11,137,759/ 1,057,094 shares)	$10.54

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R2 ($106,348,471/ 10,876,233 shares)	$9.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Interest	$9,666,393
Dividends (net of foreign taxes withheld, $270,468)	3,726,676

Total Investment Income	13,393,069

EXPENSES:

Management fees (Note 3)	4,708,799
Distribution and service (Rule 12b-1) fees (Class R2) (Note 3)	1,199,419
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	64,617
Shareholder services fees (Class S) (Note 3)	898,988
Fund accounting and administration fees (Note 3)	153,798
Directors’ fees (Note 3)	49,281
Chief Compliance Officer service fees (Note 3)	4,385
Custodian fees	57,904
Miscellaneous	408,901

Total Expenses	7,546,092
Less reduction of expenses (Note 3)	(50,028)

Net Expenses	7,496,064

NET INVESTMENT INCOME	5,897,005

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	30,252,225
Options written	1,186,411
Foreign currency and translation of other assets and liabilities	(11,092)

31,427,544

Net change in unrealized appreciation (depreciation) on-
Investments in securities	(43,500,338)
Options written	(153,245)
Foreign currency and translation of other assets and liabilities	7,391

(43,646,192)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(12,218,648)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,321,643)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,897,005	$8,264,146
Net realized gain (loss) on investments and foreign currency	31,427,544	71,758,599
Net realized gain (loss) from in-kind redemptions	—	17,004,207
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(43,646,192)	3,708,567

Net increase (decrease) from operations	(6,321,643)	100,735,519

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(24,072,437)	(6,821,681)
Class I	(15,480,841)	(11,326,322)
Class R	(1,300,676)	(483,395)
Class R2	(12,321,868)	(2,541,143)

Total distributions to shareholders	(53,175,822)	(21,172,541)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(80,709,339)	(443,218,271)

Net decrease in net assets	(140,206,804)	(363,655,293)

NET ASSETS:

Beginning of year	692,861,011	1,056,516,304

End of year	$552,654,207	$692,861,011

* For the year ended October 31, 2017, the distributions to shareholders from net investment income and net realized gain were $2,292,566 and $4,529,115 (Class S), $5,110,490 and $6,215,832 (Class I), $145,224 and $338,171 (Class R), $329,287 and $2,211,856 (Class R2), respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.22	$16.62	$16.42	$18.28	$18.10

Income (loss) from investment operations:
Net investment income[1]	0.18	0.15	0.14	0.16	0.19
Net realized and unrealized gain (loss) on investments	(0.43)	1.70	0.37	(0.56)	1.02

Total from investment operations	(0.25)	1.85	0.51	(0.40)	1.21

Less distributions to shareholders:
From net investment income	(0.10)	(0.09)	(0.09)	(0.11)	(0.13)
From net realized gain on investments	(1.02)	(0.16)	(0.22)	(1.35)	(0.90)

Total distributions to shareholders	(1.12)	(0.25)	(0.31)	(1.46)	(1.03)

Net asset value - End of year	$16.85	$18.22	$16.62	$16.42	$18.28

Net assets - End of year (000’s omitted)	$308,334	$400,117	$498,344	$718,811	$872,014

Total return[2]	(1.47%)	11.26%	3.23%	(2.16%)	7.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.08%	1.07%	1.07%	1.06%
Net investment income	1.03%	0.89%	0.86%	0.96%	1.04%
Series portfolio turnover	75%	79%	63%	66%	65%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.01%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.31	$9.53	$9.57	$11.30	$11.60
Income (loss) from investment operations:
Net investment income[1]	0.12	0.11	0.10	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.22)	0.96	0.21	(0.34)	0.62

Total from investment operations	(0.10)	1.07	0.31	(0.22)	0.77

Less distributions to shareholders:
From net investment income	(0.15)	(0.13)	(0.13)	(0.16)	(0.17)
From net realized gain on investments	(1.02)	(0.16)	(0.22)	(1.35)	(0.90)

Total distributions to shareholders	(1.17)	(0.29)	(0.35)	(1.51)	(1.07)

Net asset value - End of year	$9.04	$10.31	$9.53	$9.57	$11.30

Net assets - End of year (000’s omitted)	$126,834	$147,257	$386,926	$545,570	$659,331

Total return[2]	(1.15%)	11.56%	3.52%	(1.91%)	7.32%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.83%	0.82%	0.82%	0.81%
Net investment income	1.29%	1.15%	1.12%	1.22%	1.29%
Series portfolio turnover	75%	79%	63%	66%	65%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.01%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.82	$10.88	$10.87	$12.62	$12.83
Income (loss) from investment operations:
Net investment income[1]	0.09	0.07	0.06	0.08	0.10
Net realized and unrealized gain (loss) on investments	(0.26)	1.10	0.24	(0.38)	0.70

Total from investment operations	(0.17)	1.17	0.30	(0.30)	0.80

Less distributions to shareholders:
From net investment income	(0.09)	(0.07)	(0.07)	(0.10)	(0.11)
From net realized gain on investments	(1.02)	(0.16)	(0.22)	(1.35)	(0.90)

Total distributions to shareholders	(1.11)	(0.23)	(0.29)	(1.45)	(1.01)

Net asset value - End of year	$10.54	$11.82	$10.88	$10.87	$12.62

Net assets - End of year (000’s omitted)	$11,138	$15,358	$24,692	$40,379	$65,563

Total return[2]	(1.65%)	10.97%	2.93%	(2.39%)	6.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.35%	1.33%	1.32%	1.32%	1.31%
Net investment income	0.79%	0.65%	0.61%	0.71%	0.79%
Series portfolio turnover	75%	79%	63%	66%	65%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.01%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R2*

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.05	$10.19	$10.21	$11.95	$12.21

Income (loss) from investment operations:
Net investment income[1]	0.03	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.24)	1.03	0.22	(0.36)	0.67

Total from investment operations	(0.21)	1.04	0.23	(0.34)	0.70

Less distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.03)	(0.05)	(0.06)
From net realized gain on investments	(1.02)	(0.16)	(0.22)	(1.35)	(0.90)

Total distributions to shareholders	(1.06)	(0.18)	(0.25)	(1.40)	(0.96)

Net asset value - End of year	$9.78	$11.05	$10.19	$10.21	$11.95

Net assets - End of year (000’s omitted)	$106,348	$130,130	$146,554	$165,898	$164,191

Total return[2]	(2.13%)	10.42%	2.43%	(2.91%)	6.28%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.85%	1.83%	1.82%	1.82%	1.81%
Net investment income	0.28%	0.14%	0.11%	0.21%	0.29%
Series portfolio turnover	75%	79%	63%	66%	65%

*Effective March 1, 2017, Class C shares of the Series have been redesignated as Class R2 shares.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.01%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2018 - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S2	2.24%	5.98%	9.82%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I2	2.44%	6.24%	10.09%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R2,3	1.99%	5.72%	9.56%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R2[2,3]	1.40%	5.19%	9.00%
Russell 3000® Index[4]	6.60%	10.81%	13.35%
65/20/15 Blended Index[5]	2.28%	7.67%	10.79%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2018 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.35% for Class R and 1.85% for Class R2. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for Class S, 0.88% for Class I, 1.38% for Class R and 1.88% for Class R2 for the year ended October 31, 2018.

3For periods through the inception of Class R2 on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of Class S shares adjusted for the respective class’ charges and expenses.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with

Performance Update as of October 31, 2018 - Pro-Blend® Maximum Term Series (unaudited)

maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD 5/1/18-10/31/18*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$986.69	$5.51	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$987.96	$4.26	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class R
Actual	$1,000.00	$985.39	$6.76	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Class R2
Actual	$1,000.00	$982.65	$9.25	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-Blend® Maximum Term Series

As of October 31, 2018 (unaudited)

Sector Allocation[4]
Health Care	16.0%
Consumer Staples	13.5%
Information Technology	12.5%
Consumer Discretionary	11.8%
Financials	8.3%
Communication Services	7.1%
Materials	6.5%
Industrials	5.4%
Real Estate	4.7%
Energy	3.6%
Utilities	0.2%

[4]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Qorvo, Inc.	1.9%
Medtronic plc	1.9%
Incyte Corp.	1.9%
Booking Holdings, Inc.	1.8%
Novartis AG - ADR (Switzerland)	1.7%
Mastercard, Inc. - Class A	1.7%
lululemon athletica, Inc.	1.7%
Visa, Inc. - Class A	1.6%
The Coca-Cola Co.	1.6%
Microsoft Corp.	1.5%

5As a percentage of total investments.

Investment Portfolio - October 31, 2018

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 85.1%

Communication Services - 6.6%
Diversified Telecommunication Services - 1.2%
Orange S.A. (France)	2,440	$38,084
Telefonica Brasil S.A. (Brazil)	2,600	30,105
Zayo Group Holdings, Inc.*	162,240	4,847,731

		4,915,920

Entertainment - 0.9%
Electronic Arts, Inc.*	38,415	3,494,997
NetEase, Inc. - ADR (China)	490	101,846
Nexon Co. Ltd. (Japan)*	8,300	94,680
Toho Co. Ltd. - Tokyo (Japan)	1,600	52,201
Vivendi S.A. (France)	1,260	30,389

		3,774,113

Interactive Media & Services - 3.0%
Alphabet, Inc. - Class A*	3,225	3,517,121
Alphabet, Inc. - Class C*	3,265	3,515,654
Tencent Holdings Ltd. - Class H (China)	148,474	5,086,610

		12,119,385

Media - 1.4%
Hakuhodo DY Holdings, Inc. (Japan)	3,200	53,372
Quebecor, Inc. - Class B (Canada)	155,370	3,047,327
Shaw Communications, Inc. - Class B (Canada)	147,415	2,744,610

		5,845,309

Wireless Telecommunication Services - 0.1%
KDDI Corp. (Japan)	4,200	101,639
NTT DOCOMO, Inc. (Japan)	4,000	99,195

		200,834

Total Communication Services		26,855,561

Consumer Discretionary - 11.2%
Auto Components - 0.0%##
Nemak S.A.B. de C.V. (Mexico)[1]	104,800	75,685
NGK Spark Plug Co. Ltd. (Japan)	2,700	54,635

		130,320

Automobiles - 0.1%
Geely Automobile Holdings Ltd. (China)	43,000	82,861
Isuzu Motors Ltd. (Japan)	4,000	52,442
Peugeot S.A. (France)	655	15,570
Renault S.A. (France)	285	21,282
Suzuki Motor Corp. (Japan)	2,300	114,693

		286,848

Diversified Consumer Services - 0.1%
China Maple Leaf Educational Systems Ltd. (China)	126,000	54,685
China Yuhua Education Corp. Ltd. (China)[1]	194,000	78,226
Fu Shou Yuan International Group Ltd. (China)	172,000	132,184
New Oriental Education & Technology Group, Inc. - ADR (China)*	1,950	114,094
TAL Education Group - ADR (China)*	1,630	47,237
Wisdom Education International Holdings Co. Ltd. (China)	122,000	54,903

		481,329

Hotels, Restaurants & Leisure - 0.1%
Accor S.A. (France)	2,450	111,946
Basic-Fit N.V. (Netherlands)*[1]	2,555	73,562

		185,508

Household Durables - 0.0%##
Sekisui Chemical Co. Ltd. (Japan)	3,400	53,468
Techtronic Industries Co. Ltd. (Hong Kong)	11,000	51,796

		105,264

Internet & Direct Marketing Retail - 3.9%
Alibaba Group Holding Ltd. - ADR (China)*	32,385	4,607,738
Amazon.com, Inc.*	2,615	4,178,796
Booking Holdings, Inc.*	3,875	7,263,998
Despegar.com Corp. (Argentina)*	1,990	31,979

		16,082,511

Leisure Products - 0.1%
Bandai Namco Holdings, Inc. (Japan)	2,900	103,167
Yamaha Corp. (Japan)	2,500	109,861

		213,028

Multiline Retail - 0.0%##
El Puerto de Liverpool SAB de C.V. (Mexico)	7,095	45,057
Lojas Americanas S.A. (Brazil)	4,700	23,503
Lojas Renner S.A. (Brazil)	3,085	31,235
Magazine Luiza S.A. (Brazil)	500	22,627
Next plc (United Kingdom)	755	50,157

		172,579

Specialty Retail - 4.6%
AutoZone, Inc.*	7,380	5,413,009
Dick’s Sporting Goods, Inc.	128,055	4,529,305
Fast Retailing Co. Ltd. (Japan)	100	50,351
Industria de Diseno Textil S.A. (Spain)	108,280	3,051,823
Nitori Holdings Co. Ltd. (Japan)	400	52,229
O’Reilly Automotive, Inc.*	8,670	2,780,902

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
Ulta Beauty, Inc.*	10,140	$2,783,633
USS Co. Ltd. (Japan)	2,900	52,292

		18,713,544

Textiles, Apparel & Luxury Goods - 2.3%
ANTA Sports Products Ltd. (China)	19,000	78,442
Burberry Group plc (United Kingdom)	2,285	52,873
Hermes International (France)	90	51,381
Kering S.A. (France)	105	46,671
lululemon athletica, Inc.*	48,211	6,784,734
LVMH Moet Hennessy Louis Vuitton SE (France)	345	104,674
Moncler S.p.A (Italy)	1,455	50,529
NIKE, Inc. - Class B	31,015	2,327,366

		9,496,670

Total Consumer Discretionary		45,867,601

Consumer Staples - 13.4%
Beverages - 5.2%
Ambev S.A. - ADR (Brazil)	911,262	3,945,764
Ambev S.A. (Brazil)	17,600	76,803
Anheuser-Busch InBev S.A./N.V. (Belgium)	42,367	3,133,504
The Coca-Cola Co.	135,667	6,495,736
Diageo plc (United Kingdom)	95,615	3,305,556
Fomento Economico Mexicano SAB de C.V. (Mexico)	5,500	46,849
PepsiCo, Inc.	35,920	4,036,690
Pernod Ricard S.A. (France)	305	46,508
Treasury Wine Estates Ltd. (Australia)	15,875	170,872

		21,258,282

Food & Staples Retailing - 0.1%
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	5,600	22,827
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	2,200	79,538
Tsuruha Holdings, Inc. (Japan)	500	52,185
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	37,500	95,886
Wesfarmers Ltd. (Australia)	1,565	51,829

		302,265

Food Products - 3.4%
Barry Callebaut AG (Switzerland)	25	48,864
Campbell Soup Co.	94,221	3,524,808
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	16	110,309
Danone S.A. (France)	3,091	218,883
Grupo Bimbo S.A.B. de C.V. - Series A (Mexico)	20,625	38,563
Kerry Group plc - Class A (Ireland)	1,580	161,688
Kikkoman Corp. (Japan)	1,900	104,096
Mondelez International, Inc. - Class A	123,115	5,168,368
Nestle S.A. (Switzerland)	56,415	4,762,730

		14,138,309

Household Products - 0.7%
Colgate-Palmolive Co.	45,805	2,727,688
Henkel AG & Co. KGaA (Germany)	545	53,387
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	48,800	70,317
Lion Corp. (Japan)	4,000	75,203

		2,926,595

Personal Products - 2.2%
Beiersdorf AG (Germany)	40,030	4,138,974
Kao Corp. (Japan)	800	53,218
Kobayashi Pharmaceutical Co. Ltd. (Japan)	800	52,178
L’Oreal S.A. (France)	485	109,273
Unilever plc - ADR (United Kingdom)	90,404	4,789,604

		9,143,247

Tobacco - 1.8%
Altria Group, Inc.	47,315	3,077,368
British American Tobacco plc - ADR (United Kingdom)	2,895	125,643
KT&G Corp. (South Korea)	595	53,057
Philip Morris International, Inc.	44,825	3,947,738
Swedish Match AB (Sweden)	1,090	55,523

		7,259,329

Total Consumer Staples		55,028,027

Energy - 2.8%
Energy Equipment & Services - 2.4%
Core Laboratories N.V.	850	72,454
Diamond Offshore Drilling, Inc.*	84,040	1,191,687
Ensco plc - Class A	344,000	2,456,160
Schlumberger Ltd.	82,423	4,229,124
Transocean Ltd.*	175,225	1,929,227

		9,878,652

Oil, Gas & Consumable Fuels - 0.4%
Cameco Corp. (Canada)	7,425	79,596
Canadian Natural Resources Ltd. (Canada)	3,935	107,966
China Petroleum & Chemical Corp. - Class H (China)	136,000	110,782
Eni S.p.A. (Italy)	6,485	115,171

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Galp Energia SGPS S.A. (Portugal)	12,485	$217,091
Repsol S.A. (Spain)	10,405	185,924
Royal Dutch Shell plc - Class B - ADR (Netherlands)	3,505	230,314
SK Innovation Co. Ltd. (South Korea)	475	89,143
Suncor Energy, Inc. (Canada)	3,055	102,479
TOTAL S.A. (France)	3,145	184,533
Vermilion Energy, Inc. (Canada)	4,250	112,703
Woodside Petroleum Ltd. (Australia)	4,480	110,299

		1,646,001

Total Energy		11,524,653

Financials - 7.2%
Banks - 2.0%
Banco Bradesco S.A. (Brazil)	8,100	74,220
Banco Comercial Portugues S.A. (Portugal)*	293,060	78,829
Banco do Brasil S.A. (Brazil)	3,200	36,673
Banco Santander Brasil S.A. (Brazil)	3,200	36,286
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	1,495	60,234
Bankia S.A. (Spain)	495,448	1,556,222
Bankinter S.A. (Spain)	13,275	108,762
BNP Paribas S.A. (France)	1,505	78,431
CaixaBank S.A. (Spain)	689,875	2,791,710
Credit Agricole S.A. (France)	1,720	22,029
Erste Group Bank AG (Austria)	1,875	76,326
FinecoBank Banca Fineco S.p.A. (Italy)	281,835	2,945,619
Itau Unibanco Holding S.A. (Brazil)	5,600	73,944
Itausa - Investimentos Itau S.A. (Brazil)	12,500	37,619
Jyske Bank A/S (Denmark)	1,730	70,638
KBC Group N.V. (Belgium)	1,090	75,118
Societe Generale S.A. (France)	990	36,291
Sydbank A/S (Denmark)	2,505	57,859

		8,216,810

Capital Markets - 4.1%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	5,400	38,728
BlackRock, Inc.	11,825	4,865,042
Cboe Global Markets, Inc.	9,710	1,095,774
The Charles Schwab Corp.	79,660	3,683,478
CME Group, Inc.	5,985	1,096,691
E*TRADE Financial Corp.	43,195	2,134,697
Intercontinental Exchange, Inc.	13,395	1,031,951
Japan Exchange Group, Inc. (Japan)	4,400	78,807
Julius Baer Group Ltd. (Switzerland)	56,300	2,567,549

		16,592,717

Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc. - Class B*	20,745	4,258,534

Insurance - 0.0%##
Admiral Group plc (United Kingdom)	2,055	52,826
AXA S.A. (France)	2,595	64,944
BB Seguridade Participacoes S.A. (Brazil)	3,800	27,192

		144,962

Thrifts & Mortgage Finance - 0.0%##
Aareal Bank AG (Germany)	1,990	74,030

Total Financials		29,287,053

Health Care - 15.8%
Biotechnology - 4.7%
BioMarin Pharmaceutical, Inc.*	51,698	4,765,005
Incyte Corp.*	116,765	7,568,707
Regeneron Pharmaceuticals, Inc.*	7,280	2,469,667
Seattle Genetics, Inc.*	47,115	2,644,565
Vertex Pharmaceuticals, Inc.*	11,472	1,944,045

		19,391,989

Health Care Equipment & Supplies - 2.9%
Coloplast A/S - Class B (Denmark)	1,120	104,511
EssilorLuxottica (France)	790	107,896
Hoya Corp. (Japan)	1,000	56,576
Intuitive Surgical, Inc.*	6,610	3,445,000
Medtronic plc	84,810	7,617,634
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	63,510	56,889
Smith & Nephew plc (United Kingdom)	3,075	49,984
Sonova Holding AG (Switzerland)	315	51,372
Terumo Corp. (Japan)	2,000	107,964
William Demant Holding A/S (Denmark)*	1,690	55,553

		11,653,379

Health Care Providers & Services - 0.8%
DaVita, Inc.*	50,220	3,381,815

Life Sciences Tools & Services - 1.4%
QIAGEN N.V.*	84,583	3,070,363
QIAGEN N.V.*	2,668	96,844
Tecan Group AG (Switzerland)	170	38,350
Thermo Fisher Scientific, Inc.	10,565	2,468,512

		5,674,069

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 6.0%
Astellas Pharma, Inc. (Japan)	3,400	$52,531
Bristol-Myers Squibb Co.	29,675	1,499,774
Chugai Pharmaceutical Co. Ltd. (Japan)	1,800	105,384
Johnson & Johnson	43,405	6,076,266
Merck & Co., Inc.	28,480	2,096,413
Merck KGaA (Germany)	20,860	2,232,076
Mylan N.V.*	42,015	1,312,969
Novartis AG - ADR (Switzerland)	79,500	6,953,070
Novartis AG (Switzerland)	2,420	211,925
Novo Nordisk A/S - Class B (Denmark)	1,270	54,847
Perrigo Co. plc	53,240	3,742,772
Sanofi (France)	1,410	125,998

		24,464,025

Total Health Care		64,565,277

Industrials - 4.8%
Aerospace & Defense - 0.1%
Airbus S.E. (France)	755	83,438
BAE Systems plc (United Kingdom)	17,985	120,595
MTU Aero Engines AG (Germany)	260	55,206
Safran S.A. (France)	435	56,214
Thales S.A. (France)	120	15,326

		330,779

Air Freight & Logistics - 1.0%
FedEx Corp.	18,645	4,108,239

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	690	57,132

Building Products - 0.0%##
Cie de Saint-Gobain (France)	590	22,226
TOTO Ltd. (Japan)	1,500	53,664

		75,890

Commercial Services & Supplies - 1.0%
Advanced Disposal Services, Inc.*	155,660	4,216,829
Secom Co. Ltd. (Japan)	600	49,123

		4,265,952

Construction & Engineering - 1.0%
FLSmidth & Co. A/S (Denmark)	421	22,090
Vinci S.A. (France)	44,530	3,963,121

		3,985,211

Electrical Equipment - 0.0%##
Schneider Electric SE (France)	755	54,595

Industrial Conglomerates - 0.0%##
Siemens AG (Germany)	1,265	145,407

Machinery - 0.3%
Epiroc AB - Class A (Sweden)*	10,385	91,195
FANUC Corp. (Japan)	491	85,418
Hoshizaki Corp. (Japan)	1,100	88,793
Hyundai Heavy Industries Co. Ltd. (South Korea)*	725	79,752
Hyundai Mipo Dockyard Co. Ltd. (South Korea)*	940	77,964
Jungheinrich AG (Germany)	2,215	73,387
KION Group AG (Germany)	1,945	113,657
Kone OYJ - Class B (Finland)	1,100	53,542
Makita Corp. (Japan)	1,300	44,944
Metso OYJ (Finland)	3,064	96,736
MISUMI Group, Inc. (Japan)	2,700	54,110
Samsung Heavy Industries Co. Ltd. (South Korea)*	6,270	38,468
Schindler Holding AG (Switzerland)	505	106,487
WEG S.A. (Brazil)	4,700	22,745
The Weir Group plc (United Kingdom)	9,670	195,687

		1,222,885

Professional Services - 0.5%
Equifax, Inc.	17,150	1,739,696
Experian plc (United Kingdom)	2,300	52,898
Recruit Holdings Co. Ltd. (Japan)	4,300	115,410
Teleperformance (France)	310	51,054
Wolters Kluwer N.V. (Netherlands)	925	52,479

		2,011,537

Road & Rail - 0.8%
Canadian National Railway Co. (Canada)	620	53,002
Genesee & Wyoming, Inc. - Class A*	39,290	3,112,947

		3,165,949

Trading Companies & Distributors - 0.1%
Ashtead Group plc (United Kingdom)	3,050	75,295
Brenntag AG (Germany)	1,207	63,035
Kanamoto Co. Ltd. (Japan)	2,300	76,856

		215,186

Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	10,200	53,422
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	570	47,242

		100,664

Total Industrials		19,739,426

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology - 12.5%
Electronic Equipment, Instruments & Components - 1.0%
Cognex Corp.	42,095	$1,803,350
Halma plc (United Kingdom)	4,770	80,949
Hexagon A.B. - Class B (Sweden)	2,220	108,655
Keyence Corp. (Japan)	4,392	2,145,579
Yokogawa Electric Corp. (Japan)	2,700	53,012

		4,191,545

IT Services - 4.9%
Amadeus IT Group S.A. (Spain)	635	51,133
Amdocs Ltd.	67,105	4,245,733
Capgemini SE (France)	190	23,200
InterXion Holding N.V. (Netherlands)*	34,955	2,057,801
Mastercard, Inc. - Class A	34,400	6,799,848
Nomura Research Institute Ltd. (Japan)	2,500	110,834
Obic Co. Ltd. (Japan)	1,300	118,352
Otsuka Corp. (Japan)	1,600	53,070
Visa, Inc. - Class A	47,455	6,541,672

		20,001,643

Semiconductors & Semiconductor Equipment - 2.4%
Qorvo, Inc.*	106,325	7,815,951
Skyworks Solutions, Inc.	25,020	2,170,735

		9,986,686

Software - 4.2%
Adobe, Inc.*	18,530	4,553,933
Check Point Software Technologies Ltd. (Israel)*	950	105,450
Dassault Systemes S.E. (France)	180	22,533
Microsoft Corp.	58,700	6,269,747
Oracle Corp. (Japan)	800	54,151
SAP SE (Germany)	485	51,930
ServiceNow, Inc.*	31,915	5,777,892
Trend Micro, Inc. (Japan)	1,900	109,375

		16,945,011

Total Information Technology		51,124,885

Materials - 6.2%
Chemicals - 2.8%
Air Liquide S.A. (France)	560	67,696
Akzo Nobel N.V. (Netherlands)	44,955	3,774,627
Asahi Kasei Corp. (Japan)	4,400	52,793
Axalta Coating Systems Ltd.*	85,350	2,106,438
CF Industries Holdings, Inc.	60,000	2,881,800
Croda International plc (United Kingdom)	1,873	115,369
FUCHS PETROLUB S.E. (Germany)	606	28,051
Givaudan S.A. (Switzerland)	20	48,478
Mexichem S.A.B. de C.V. (Mexico)	35,965	94,068
Nissan Chemical Corp. (Japan)	1,100	51,866
Novozymes A/S - Class B (Denmark)	1,075	53,089
Olin Corp.	89,205	1,801,941
Solvay S.A. (Belgium)	1,470	167,443

		11,243,659

Containers & Packaging - 2.0%
Ball Corp.	77,785	3,484,768
Crown Holdings, Inc.*	34,110	1,442,512
DS Smith plc (United Kingdom)	22,730	114,050
Sealed Air Corp.	101,355	3,279,848

		8,321,178

Metals & Mining - 1.4%
Antofagasta plc (Chile)	99,455	995,547
First Quantum Minerals Ltd. (Zambia)	11,065	110,444
Freeport-McMoRan, Inc.	152,045	1,771,324
Lundin Mining Corp. (Chile)	209,695	861,749
Southern Copper Corp. (Peru)	56,825	2,178,670

		5,917,734

Total Materials		25,482,571

Real Estate - 4.5%
Equity Real Estate Investment Trusts (REITS) - 4.5%
Acadia Realty Trust	855	23,803
Agree Realty Corp.	695	39,803
Alexandria Real Estate Equities, Inc.	200	24,446
American Campus Communities, Inc.	635	25,089
American Homes 4 Rent - Class A	4,885	102,927
American Tower Corp.	36,675	5,714,332
Americold Realty Trust	890	22,028
Apartment Investment & Management Co. - Class A	1,800	77,472
Apple Hospitality REIT, Inc.	2,410	38,970
AvalonBay Communities, Inc.	1,110	194,672
Boston Properties, Inc.	1,195	144,308
Brandywine Realty Trust	6,085	85,555
CatchMark Timber Trust, Inc. - Class A	1,788	15,824
Chesapeake Lodging Trust	1,245	36,591
Colony Capital, Inc.	5,787	33,970
Community Healthcare Trust, Inc.	1,550	46,066
CoreCivic, Inc.	2,845	63,899
Cousins Properties, Inc.	10,595	88,044
Crown Castle International Corp.	675	73,400
CubeSmart	675	19,562
Digital Realty Trust, Inc.	1,430	147,662

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
EastGroup Properties, Inc.	240	$22,990
Equinix, Inc.	8,405	3,183,310
Equity LifeStyle Properties, Inc.	555	52,553
Equity Residential	2,320	150,707
Essex Property Trust, Inc.	390	97,804
Extra Space Storage, Inc.	550	49,533
Federal Realty Investment Trust	195	24,190
First Industrial Realty Trust, Inc.	1,280	39,296
Getty Realty Corp.	1,495	40,111
HCP, Inc.	2,830	77,966
Healthcare Realty Trust, Inc.	1,800	50,148
Healthcare Trust of America, Inc. - Class A	2,055	53,964
Hibernia REIT plc (Ireland)	26,485	41,697
Host Hotels & Resorts, Inc.	4,945	94,499
Independence Realty Trust, Inc.	4,390	43,505
Invitation Homes, Inc.	4,251	93,012
Jernigan Capital, Inc.	2,450	47,946
Kimco Realty Corp.	2,090	33,628
Lamar Advertising Co. - Class A	440	32,261
Lexington Realty Trust	4,480	34,810
Liberty Property Trust	1,995	83,531
The Macerich Co.	340	17,551
Mid-America Apartment Communities, Inc.	795	77,679
National Retail Properties, Inc.	925	43,244
National Storage Affiliates Trust	735	19,573
Outfront Media, Inc.	1,365	24,188
Physicians Realty Trust	6,235	103,376
Plymouth Industrial REIT, Inc.	1,770	24,780
Prologis, Inc.	3,115	200,824
Public Storage	620	127,391
Realty Income Corp.	405	24,409
SBA Communications Corp.*	31,860	5,166,736
Simon Property Group, Inc.	1,440	264,269
STAG Industrial, Inc.	1,975	52,258
STORE Capital Corp.	825	23,950
Sun Communities, Inc.	1,020	102,479
Sunstone Hotel Investors, Inc.	3,830	55,420
Tier REIT, Inc.	3,650	79,096
UDR, Inc.	2,470	96,799
UMH Properties, Inc.	1,820	26,081
Unibail-Rodamco-Westfield (France)	800	144,767
Urban Edge Properties	4,055	83,087
Ventas, Inc.	830	48,173
VEREIT, Inc.	5,665	41,524
Vornado Realty Trust	1,755	119,480
Weingarten Realty Investors	2,120	59,614
Welltower, Inc.	1,045	69,043

		18,461,675

Real Estate Management & Development - 0.0%##
Daito Trust Construction Co. Ltd. (Japan)	400	52,735
StorageVault Canada, Inc. (Canada)	6,655	13,043

		65,778

Total Real Estate		18,527,453

Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.0%##
China Longyuan Power Group Corp. Ltd. - Class H (China)	17,000	12,937
Engie Brasil Energia S.A. (Brazil)	2,100	22,459
Huaneng Renewables Corp. Ltd. - Class H (China)	264,438	68,060

		103,456

Multi-Utilities - 0.0%##
Engie S.A. (France)	2,220	29,497

Water Utilities - 0.1%
Guangdong Investment Ltd. (China)	58,000	103,836

Total Utilities		236,789

TOTAL COMMON STOCKS (Identified Cost $320,105,515)		348,239,296

CORPORATE BONDS - 4.3%

Non-Convertible Corporate Bonds - 4.3%
Communication Services - 0.5%
Diversified Telecommunication Services - 0.3%
AT&T, Inc., 4.25%, 3/1/2027	450,000	436,393
Verizon Communications, Inc., 5.50%, 3/16/2047	660,000	687,702

		1,124,095

Media - 0.1%
CCO Holdings LLC - CCO Holdings Capital Corp.[1], 5.50%, 5/1/2026	80,000	78,000
Discovery Communications LLC, 5.20%, 9/20/2047	480,000	443,946
Telenet Finance Luxembourg Notes S.A.R.L (Belgium)[1], 5.50%, 3/1/2028	200,000	185,500

		707,446

Wireless Telecommunication Services - 0.1%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	136,000	129,200
Inmarsat Finance plc (United Kingdom)[1], 4.875%, 5/15/2022	153,000	149,867

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Wireless Telecommunication Services (continued)
Sprint Communications, Inc.[1], 9.00%, 11/15/2018	27,000	$27,054
Sprint Communications, Inc.[1], 7.00%, 3/1/2020	27,000	27,979

		334,100

Total Communication Services		2,165,641

Consumer Discretionary - 0.5%
Auto Components - 0.0%##
Techniplas LLC[1], 10.00%, 5/1/2020	75,000	70,500

Automobiles - 0.1%
General Motors Co.[3], (3 mo. LIBOR US + 0.900%), 3.227%, 9/10/2021	440,000	439,364

Household Durables - 0.1%
Century Communities, Inc., 5.875%, 7/15/2025	124,000	112,220
LGI Homes, Inc.[1], 6.875%, 7/15/2026	90,000	85,500
Meritage Homes Corp., 5.125%, 6/6/2027	60,000	52,800
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 4.375%, 6/15/2019	80,000	80,000
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	85,000	79,369
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	55,000	52,800
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	89,000	84,105

		546,794

Internet & Direct Marketing Retail - 0.2%
Booking Holdings, Inc., 3.60%, 6/1/2026	720,000	687,629

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc., 7.00%, 2/15/2028	210,000	221,763
Macy’s Retail Holdings, Inc., 6.90%, 4/1/2029	210,000	220,287

		442,050

Total Consumer Discretionary		2,186,337

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
C&S Group Enterprises LLC[1], 5.375%, 7/15/2022	60,000	57,900

Household Products - 0.0%##
First Quality Finance Co., Inc.[1], 5.00%, 7/1/2025	65,000	59,800

Total Consumer Staples		117,700

Energy - 0.8%
Energy Equipment & Services - 0.0%##
Shelf Drilling Holdings Ltd. (United Arab Emirates)[1], 8.25%, 2/15/2025	60,000	60,150
TerraForm Power Operating, LLC[1], 5.00%, 1/31/2028	55,000	49,156

		109,306

Oil, Gas & Consumable Fuels - 0.8%
American Midstream Partners LP - American Midstream Finance Corp.[1], 9.50%, 12/15/2021	85,000	83,300
Boardwalk Pipelines LP, 5.95%, 6/1/2026	650,000	679,193
DCP Midstream Operating LP1, 5.35%, 3/15/2020	50,000	50,562
Dynagas LNG Partners LP - Dynagas Finance, Inc. (Monaco), 6.25%, 10/30/2019	102,000	101,745
GasLog Ltd. (Monaco), 8.875%, 3/22/2022	110,000	113,850
Genesis Energy LP - Genesis Energy Finance Corp., 5.625%, 6/15/2024	65,000	58,825
Jonah Energy LLC - Jonah Energy Finance Corp.[1], 7.25%, 10/15/2025	120,000	95,400
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	590,000	675,786
Rockies Express Pipeline, LLC[1], 5.625%, 4/15/2020	50,000	51,085
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	650,000	690,055
SemGroup Corp., 6.375%, 3/15/2025	60,000	58,050
Seven Generations Energy Ltd. (Canada)[1], 5.375%, 9/30/2025	62,000	57,815
Southwestern Energy Co.[4], 6.20%, 1/23/2025	74,000	71,965
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp.[1], 5.50%, 9/15/2024	55,000	55,344
W&T Offshore, Inc.[1], 9.75%, 11/1/2023	75,000	72,578
The Williams Companies, Inc., 3.75%, 6/15/2027	350,000	325,898

		3,241,451

Total Energy		3,350,757

Financials - 1.2%
Banks - 0.6%
Bank of America Corp., 4.00%, 1/22/2025	710,000	691,425
Citigroup, Inc., 8.125%, 7/15/2039	480,000	670,198
JPMorgan Chase & Co., 6.30%, 4/23/2019	680,000	691,012
Popular, Inc., 6.125%, 9/14/2023	85,000	86,003

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Santander Holdings USA, Inc., 4.50%, 7/17/2025	440,000	$430,252

		2,568,890

Capital Markets - 0.2%
LPL Holdings, Inc.[1], 5.75%, 9/15/2025	85,000	82,556
Morgan Stanley[3], (3 mo. LIBOR US + 1.220%), 3.563%, 5/8/2024	690,000	697,280

		779,836

Consumer Finance - 0.1%
Ally Financial, Inc., 3.50%, 1/27/2019	60,000	59,925
Navient Corp., 7.25%, 9/25/2023	50,000	51,750
SLM Corp., 5.125%, 4/5/2022	85,000	84,575

		196,250

Diversified Financial Services - 0.2%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	450,000	439,421
FS Energy & Power Fund[1], 7.50%, 8/15/2023	95,000	96,330
Oxford Finance, LLC - Oxford Finance Co. - Issuer II, Inc.[1], 6.375%, 12/15/2022	90,000	91,238

		626,989

Insurance - 0.1%
Prudential Financial, Inc.[5], (3 mo. LIBOR US + 4.175%), 5.875%, 9/15/2042	440,000	457,820

Thrifts & Mortgage Finance - 0.0%##
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[1], 5.875%, 8/1/2021	55,000	55,412

Total Financials		4,685,197

Health Care - 0.2%
Health Care Providers & Services - 0.2%
DaVita, Inc., 5.00%, 5/1/2025	94,000	88,830
Fresenius Medical Care US Finance II, Inc. (Germany)[1], 5.625%, 7/31/2019	450,000	457,021
HCA, Inc., 5.375%, 9/1/2026	80,000	79,400
Ortho-Clinical Diagnostics, Inc. - Ortho-Clinical Diagnostics S.A.[1], 6.625%, 5/15/2022	60,000	57,660

Total Health Care		682,911

Industrials - 0.6%
Airlines - 0.0%##
Allegiant Travel Co., 5.50%, 7/15/2019	62,000	62,310
American Airlines Group, Inc.[1], 5.50%, 10/1/2019	50,000	50,548

		112,858

Commercial Services & Supplies - 0.1%
The ADT Security Corp., 5.25%, 3/15/2020	50,000	50,500
Covanta Holding Corp., 6.00%, 1/1/2027	75,000	72,375
W/S Packaging Holdings, Inc.[1], 9.00%, 4/15/2023	85,000	86,700

		209,575

Construction & Engineering - 0.0%##
Tutor Perini Corp.[1], 6.875%, 5/1/2025	97,000	97,121

Industrial Conglomerates - 0.1%
General Electric Co.[5,6], (3 mo. LIBOR US + 3.330%), 5.00%	330,000	305,662

Machinery - 0.1%
CNH Industrial Capital LLC, 3.375%, 7/15/2019	470,000	469,577

Marine - 0.1%
Borealis Finance, LLC[1], 7.50%, 11/16/2022	200,000	196,000
Global Ship Lease, Inc. (United Kingdom)[1], 9.875%, 11/15/2022	120,000	114,300

		310,300

Trading Companies & Distributors - 0.2%
Aircastle Ltd., 6.25%, 12/1/2019	35,000	35,971
Fortress Transportation & Infrastructure Investors, LLC[1], 6.50%, 10/1/2025	80,000	78,600
International Lease Finance Corp., 6.25%, 5/15/2019	530,000	538,453
Park Aerospace Holdings Ltd. (Ireland)[1], 4.50%, 3/15/2023	91,000	86,576

		739,600

Transportation Infrastructure - 0.0%##
Eagle Bulk Shipco, LLC, 8.25%, 11/28/2022	200,000	205,500

Total Industrials		2,450,193

Information Technology - 0.0%##
Semiconductors & Semiconductor Equipment - 0.0%##
MagnaChip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	97,000	91,180

Materials - 0.2%
Chemicals - 0.0%##
LSB Industries, Inc.[1], 9.625%, 5/1/2023	100,000	103,750

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT2/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Containers & Packaging - 0.0%##
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[1], 6.00%, 2/15/2025	200,000	$187,500

Metals & Mining - 0.2%
Corp Nacional del Cobre de Chile (Chile)[1], 5.625%, 9/21/2035	315,000	333,859
Mountain Province Diamonds, Inc. (Canada)[1], 8.00%, 12/15/2022	145,000	147,175
Northwest Acquisitions ULC - Dominion Finco, Inc.[1], 7.125%, 11/1/2022	135,000	135,925

		616,959

Total Materials		908,209

Real Estate - 0.2%
Equity Real Estate Investment Trusts (REITS) - 0.2%
American Homes 4 Rent LP, 4.25%, 2/15/2028	480,000	453,713
Greystar Real Estate Partners, LLC[1], 5.75%, 12/1/2025	90,000	87,300
iStar, Inc., 5.25%, 9/15/2022	70,000	67,725

Total Real Estate		608,738

Utilities - 0.1%
Gas Utilities - 0.0%##
NGL Energy Partners LP - NGL Energy Finance Corp., 6.125%, 3/1/2025	90,000	81,900

Independent Power and Renewable Electricity Producers - 0.1%
Atlantica Yield plc (Spain)[1], 7.00%, 11/15/2019	215,000	221,450
Clearway Energy Operating, LLC, 5.00%, 9/15/2026	60,000	55,800
Drax Finco plc (United Kingdom)[1], 6.625%, 11/1/2025	200,000	199,500

Total Utilities		558,650

TOTAL CORPORATE BONDS (Identified Cost $18,337,109)		17,805,513

MUTUAL FUNDS - 0.1%

iShares MSCI Thailand ETF	3,571	309,606
iShares U.S. Real Estate ETF	765	59,754

TOTAL MUTUAL FUNDS (Identified Cost $381,018)		369,360

U.S. TREASURY SECURITIES - 9.6%

U.S. Treasury Bonds - 1.9%
U.S. Treasury Bond, 6.25%, 5/15/2030	1,748,000	2,263,045
U.S. Treasury Bond, 4.75%, 2/15/2037	2,748,000	3,308,549
U.S. Treasury Bond, 3.00%, 5/15/2047	1,150,000	1,065,143
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	1,179,262	1,047,470

Total U.S. Treasury Bonds (Identified Cost $8,437,190)		7,684,207

U.S. Treasury Notes - 7.7%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	4,804,325	4,722,438
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2023	1,147,217	1,104,491
U.S. Treasury Note, 1.625%, 4/30/2019	4,090,000	4,072,586
U.S. Treasury Note, 2.125%, 7/31/2024	8,480,000	8,074,550
U.S. Treasury Note, 1.625%, 5/15/2026	5,000,000	4,507,031
U.S. Treasury Note, 2.375%, 5/15/2027	4,877,000	4,603,240
U.S. Treasury Note, 2.75%, 2/15/2028	4,600,000	4,451,578

Total U.S. Treasury Notes (Identified Cost $32,061,342)		31,535,914

TOTAL U.S. TREASURY SECURITIES (Identified Cost $40,498,532)		39,220,121

SHORT-TERM INVESTMENT - 0.8%

Dreyfus Government Cash Management, Institutional Shares[7], 2.05%, (Identified Cost $3,153,398)	3,153,398	3,153,398

TOTAL INVESTMENTS - 99.9% (Identified Cost $382,475,572)		408,787,688
OTHER ASSETS, LESS LIABILITIES - 0.1%		397,154

NET ASSETS - 100%		$409,184,842

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2018

ADR - American Depositary Receipt

ETF - Exchange-traded fund

*Non-income producing security.

## Less than 0.1%.

1Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $4,511,484 or 1.1% of the Series’ net assets as of October 31, 2018 (see Note 2 to the financial statements).

2Amount is stated in USD unless otherwise noted.

3Floating rate security. Rate shown is the rate in effect as of October 31, 2018.

4Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2018.

6Security is perpetual in nature and has no stated maturity date.

7Rate shown is the current yield as of October 31, 2018.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2018

ASSETS:

Investments, at value (identified cost $382,475,572) (Note 2)	$408,787,688
Foreign currency, at value (identified cost $52,995)	52,777
Receivable for securities sold	5,210,217
Foreign tax reclaims receivable	646,399
Interest receivable	534,372
Receivable for fund shares sold	357,182
Dividends receivable	123,534
Prepaid expenses	21,570

TOTAL ASSETS	415,733,739

LIABILITIES:

Accrued management fees (Note 3)	250,617
Accrued shareholder services fees (Class S) (Note 3)	54,598
Accrued distribution and service (Rule 12b-1) fees (Class R) (Class R2) (Note 3)	52,571
Accrued fund accounting and administration fees (Note 3)	30,710
Accrued Chief Compliance Officer service fees (Note 3)	402
Payable for securities purchased	5,741,828
Payable for fund shares repurchased	284,478
Other payables and accrued expenses	133,693

TOTAL LIABILITIES	6,548,897

TOTAL NET ASSETS	$409,184,842

NET ASSETS CONSIST OF:

Capital stock	$272,304
Additional paid-in-capital	337,175,688
Total distributable earnings	71,736,850

TOTAL NET ASSETS	$409,184,842

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2018

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($248,690,743/ 12,078,004 shares)	$20.59

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($94,093,325/ 9,203,711 shares)	$10.22

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($13,840,698/ 1,066,013 shares)	$12.98

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R2 ($52,560,076/ 4,882,713 shares)	$10.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $369,543)	$4,985,970
Interest	1,690,205

Total Investment Income	6,676,175

EXPENSES:

Management fees (Note 3)	3,445,861
Shareholder services fees (Class S) (Note 3)	701,417
Distribution and service (Rule 12b-1) fees (Class R2) (Note 3)	563,042
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	81,585
Fund accounting and administration fees (Note 3)	110,031
Directors’ fees (Note 3)	35,988
Chief Compliance Officer service fees (Note 3)	4,385
Custodian fees	55,981
Miscellaneous	385,882

Total Expenses	5,384,172
Less reduction of expenses (Note 3)	(136,336)

Net Expenses	5,247,836

NET INVESTMENT INCOME	1,428,339

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	46,111,454
Foreign currency and translation of other assets and liabilities	(25,959)

46,085,495

Net change in unrealized appreciation (depreciation) on-
Investments	(34,280,161)
Foreign currency and translation of other assets and liabilities	(3,420)

(34,283,581)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	11,801,914

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,230,253

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,428,339	$3,344,535
Net realized gain (loss) on investments and foreign currency	46,085,495	69,826,631
Net realized gain (loss) from In-kind redemption transactions	—	19,818,286
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(34,283,581)	23,288,158

Net increase from operations	13,230,253	116,277,610

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(21,869,531)	(7,556,288)
Class I	(15,572,505)	(12,795,090)
Class R	(1,807,537)	(705,096)
Class R2	(7,051,008)	(1,906,119)

Total distributions to shareholders	(46,300,581)	(22,962,593)*

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(51,635,718)	(345,403,390)

Net decrease in net assets	(84,706,046)	(252,088,373)

NET ASSETS:

Beginning of year	493,890,888	745,979,261

End of year	$409,184,842	$493,890,888

* For the year ended October 31, 2017, the distributions to shareholders from net investment income and net realized gain were $600,809 and $6,955,479 (Class S), $2,056,295 and $10,738,795 (Class I), $53,919 and $651,177 (Class R) and $55,249 and $1,850,870 (Class R2), respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEARS ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.71	$18.71	$18.30	$20.86	$21.01

Income (loss) from investment operations:
Net investment income[1]	0.08	0.09	0.03	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.42	3.32	0.59	(0.54)	1.60

Total from investment operations	0.50	3.41	0.62	(0.45)	1.69

Less distributions to shareholders:
From net investment income	(0.06)	(0.04)	(0.02)	(0.05)	(0.04)
From net realized gain on investments	(1.56)	(0.37)	(0.19)	(2.06)	(1.80)

Total distributions to shareholders	(1.62)	(0.41)	(0.21)	(2.11)	(1.84)

Net asset value - End of year	$20.59	$21.71	$18.71	$18.30	$20.86

Net assets - End of year (000’s omitted)	$248,691	$306,055	$367,227	$503,378	$597,578

Total return[2]	2.24%	18.60%	3.45%	(2.03%)	8.80%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.08%	1.08%	1.07%
Net investment income	0.35%	0.45%	0.15%	0.45%	0.45%
Series portfolio turnover	63%	85%	49%	59%	74%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.60	$10.19	$10.09	$12.51	$13.35

Income (loss) from investment operations:
Net investment income[1]	0.07	0.08	0.04	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.22	1.78	0.32	(0.33)	0.96

Total from investment operations	0.29	1.86	0.36	(0.25)	1.05

Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.07)	(0.11)	(0.09)
From net realized gain on investments	(1.56)	(0.37)	(0.19)	(2.06)	(1.80)

Total distributions to shareholders	(1.67)	(0.45)	(0.26)	(2.17)	(1.89)

Net asset value - End of year	$10.22	$11.60	$10.19	$10.09	$12.51

Net assets - End of year (000’s omitted)	$94,093	$114,391	$301,846	$390,931	$504,866

Total return[2]	2.44%	18.97%	3.69%	(1.82%)	9.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.83%	0.83%	0.82%
Net investment income	0.60%	0.72%	0.40%	0.71%	0.70%
Series portfolio turnover	63%	85%	49%	59%	74%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.28	$12.48	$12.28	$14.73	$15.39

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.03	(0.01)	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.29	2.17	0.40	(0.38)	1.13

Total from investment operations	0.30	2.20	0.39	(0.35)	1.16

Less distributions to shareholders:
From net investment income	(0.04)	(0.03)	(0.00)[2]	(0.04)	(0.02)
From net realized gain on investments	(1.56)	(0.37)	(0.19)	(2.06)	(1.80)

Total distributions to shareholders	(1.60)	(0.40)	(0.19)	(2.10)	(1.82)

Net asset value - End of year	$12.98	$14.28	$12.48	$12.28	$14.73

Net assets - End of year (000’s omitted)	$13,841	$17,404	$22,153	$31,517	$38,166

Total return[3]	1.99%	18.21%	3.26%	(2.28%)	8.53%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.35%	1.35%	1.33%	1.33%	1.32%
Net investment income (loss)	0.11%	0.22%	(0.10%)	0.20%	0.20%
Series portfolio turnover	63%	85%	49%	59%	74%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R2*

	FOR THE YEAR ENDED
	10/31/18	10/31/17	10/31/16	10/31/15	10/31/14
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.13	$10.68	$10.60	$13.03	$13.86

Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.03)	(0.06)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.24	1.86	0.33	(0.34)	1.01

Total from investment operations	0.19	1.83	0.27	(0.37)	0.97

Less distributions to shareholders:
From net investment income	—	(0.01)	—	(0.00)[2]	(0.00)[2]
From net realized gain on investments	(1.56)	(0.37)	(0.19)	(2.06)	(1.80)

Total distributions to shareholders	(1.56)	(0.38)	(0.19)	(2.06)	(1.80)

Net asset value - End of year	$10.76	$12.13	$10.68	$10.60	$13.03

Net assets - End of year (000’s omitted)	$52,560	$56,040	$54,753	$57,507	$55,781

Total return[3]	1.40%	17.78%	2.62%	(2.76%)	8.06%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.85%	1.85%	1.83%	1.83%	1.82%
Net investment loss	(0.40%)	(0.31%)	(0.61%)	(0.30%)	(0.30%)
Series portfolio turnover	63%	85%	49%	59%	74%

*Effective March 1, 2017, Class C shares of the Series have been redesignated as Class R2 shares.
**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue four classes of shares (Class S, I, R and R2). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2018, 13.4 billion shares have been designated in total among 38 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 52.5 million have been designated in each of the Series as Class R common stock, 25 million have been designated in each of the Series as Class R2 common stock, 100 million have been designated in each of the Series as Class W common stock, and 100 million have been designated in each of the Series as Class Z common stock. Class W common stock and Class Z common stock are not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows,

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity Securities:
Communication Services	$15,927,774	$12,633,403	$3,294,371	#	$—
Consumer Discretionary	19,840,486	17,766,385	2,074,101	#	—
Consumer Staples	28,704,855	19,277,877	9,426,978	#	—
Energy	13,371,303	13,371,303	—		—
Financials	24,146,035	24,146,035	—		—
Health Care	52,294,559	49,200,879	3,093,680	#	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Industrials	$18,774,504	$18,774,504	$—		$—
Information Technology	38,597,291	38,597,291	—		—
Materials	11,280,063	11,280,063	—		—
Real Estate	25,672,953	25,321,571	351,382	#	—
Utilities	1,729,177	1,729,177	—		—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	339,849,946	—	339,849,946		—
Corporate debt:
Communication Services	21,314,571	—	21,314,571		—
Consumer Discretionary	21,809,091	—	21,809,091		—
Consumer Staples	398,875	—	398,875		—
Energy	32,437,728	—	32,437,728		—
Financials	52,331,892	—	52,331,892		—
Health Care	1,161,970	—	1,161,970		—
Industrials	19,371,164	—	19,371,164		—
Information Technology	362,840	—	362,840		—
Materials	10,975,969	—	10,975,969		—
Real Estate	7,128,097	—	7,128,097		—
Utilities	1,242,925	—	1,242,925		—
Asset-backed securities	38,441,354	—	38,441,354		—
Commercial mortgage-backed securities	64,125,947	—	64,125,947		—
Foreign government bonds	20,372,307	—	20,372,307		—
Mutual funds	21,715,059	21,715,059	—		—

Total assets	903,378,735	253,813,547	649,565,188		—

Liabilities:
Other financial instruments*:
Equity contracts	(216,123)	(160,703)	(55,420)		—

Total liabilities	(216,123)	(160,703)	(55,420)		—

Total	$903,162,612	$253,652,844	$649,509,768		$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity Securities:
Communication Services	$17,868,321	$13,632,506	$4,235,815	#	$—
Consumer Discretionary	20,520,280	16,194,015	4,326,265	#	—
Consumer Staples	28,076,648	13,990,136	14,086,512	#	—
Energy	10,527,641	9,512,926	1,014,715	#	—
Financials	13,914,426	12,290,561	1,623,865	#	—
Health Care	46,408,194	42,790,102	3,618,092	#	—
Industrials	9,900,477	7,378,238	2,522,239	#	—
Information Technology	34,682,903	33,595,736	1,087,167	#	—
Materials	9,259,477	8,195,515	1,063,962	#	—
Real Estate	17,102,298	16,766,020	336,278	#	—
Utilities	245,128	22,459	222,669	#	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$174,454,014	$—	$174,454,014		$—
Corporate debt:
Communication Services	12,172,952	—	12,172,952		—
Consumer Discretionary	12,161,601	—	12,161,601		—
Consumer Staples	272,425	—	272,425		—
Energy	18,389,521	—	18,389,521		—
Financials	29,090,578	—	29,090,578		—
Health Care	3,789,716	—	3,789,716		—
Industrials	11,337,989	—	11,337,989		—
Information Technology	260,380	—	260,380		—
Materials	5,292,463	—	5,292,463		—
Real Estate	4,072,653	—	4,072,653		—
Utilities	996,875	—	996,875		—
Asset-backed securities	21,387,585	—	21,387,585		—
Commercial mortgage-backed securities	37,549,373	—	37,549,373		—
Foreign government bonds	13,435,990	—	13,435,990		—
Mutual funds	2,328,654	2,328,654	—		—

Total assets	555,498,562	176,696,868	378,801,694		—

Liabilities:
Other financial instruments*:
Equity contracts	(229,503)	(170,008)	(59,495)		—

Total liabilities	(229,503)	(170,008)	(59,495)		—

Total	$555,269,059	$176,526,860	$378,742,199		$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity Securities:
Communication Services	$23,503,021	$17,880,232	$5,622,789	#	$—
Consumer Discretionary	26,786,353	21,188,728	5,597,625	#	—
Consumer Staples	38,314,613	19,634,341	18,680,272	#	—
Energy	13,268,844	11,925,796	1,343,048	#	—
Financials	18,494,173	16,363,500	2,130,673	#	—
Health Care	61,566,901	56,749,620	4,817,281	#	—
Industrials	12,515,953	9,192,168	3,323,785	#	—
Information Technology	45,796,142	44,345,140	1,451,002	#	—
Materials	12,420,282	11,005,636	1,414,646	#	—
Real Estate	21,050,155	20,639,578	410,577	#	—
Utilities	318,568	29,945	288,623	#	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	144,763,564	—	144,763,564		—
Corporate debt:
Communication Services	9,627,134	—	9,627,134		—
Consumer Discretionary	9,615,260	—	9,615,260		—
Consumer Staples	277,025	—	277,025		—
Energy	14,487,789	—	14,487,789		—
Financials	22,386,671	—	22,386,671		—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Health Care	$878,033	$—	$878,033		$—
Industrials	9,240,172	—	9,240,172		—
Information Technology	250,980	—	250,980		—
Materials	1,999,342	—	1,999,342		—
Real Estate	3,123,231	—	3,123,231		—
Utilities	1,054,717	—	1,054,717		—
Asset-backed securities	16,370,458	—	16,370,458		—
Commercial mortgage-backed securities	29,180,104	—	29,180,104		—
Foreign government bonds	9,224,246	—	9,224,246		—
Mutual funds	3,038,827	3,038,827	—		—

Total assets	549,552,558	231,993,511	317,559,047		—

Liabilities:
Other financial instruments*:
Equity contracts	(308,007)	(228,952)	(79,055)		—

Total liabilities	(308,007)	(228,952)	(79,055)		—

Total	$549,244,551	$231,764,559	$317,479,992		$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2		LEVEL 3
Assets:
Equity Securities:
Communication Services	$26,855,561	$21,299,391	$5,556,170	#	$—
Consumer Discretionary	45,867,601	41,060,898	4,806,703	#	—
Consumer Staples	55,028,027	38,190,652	16,837,375	#	—
Energy	11,524,653	10,511,710	1,012,943	#	—
Financials	29,287,053	18,551,063	10,735,990	#	—
Health Care	64,565,277	61,056,577	3,508,700	#	—
Industrials	19,739,426	13,411,254	6,328,172	#	—
Information Technology	51,124,885	48,142,112	2,982,773	#	—
Materials	25,482,571	20,013,562	5,469,009	#	—
Real Estate	18,527,453	18,288,254	239,199	#	—
Utilities	236,789	22,459	214,330	#	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	39,220,121	—	39,220,121		—
Corporate debt:
Communication Services	2,165,641	—	2,165,641		—
Consumer Discretionary	2,186,337	—	2,186,337		—
Consumer Staples	117,700	—	117,700		—
Energy	3,350,757	—	3,350,757		—
Financials	4,685,197	—	4,685,197		—
Health Care	682,911	—	682,911		—
Industrials	2,450,193	—	2,450,193		—
Information Technology	91,180	—	91,180		—
Materials	908,209	—	908,209		—
Real Estate	608,738	—	608,738		—
Utilities	558,650	—	558,650		—
Mutual funds	3,522,758	3,522,758	—		—

Total assets	$408,787,688	$294,070,690	$114,716,998		$—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

#Consists of certain foreign securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

*Other financial instruments are exchange traded options (Level 1 and Level 2).

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2018.

China literature ltd. - right was a Level 3 security held as of October 31, 2017. However, this security is no longer held by the Series.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended October 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Series.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended October 31, 2018 is Pershing LLC, a BNY Mellon Company.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

The following table presents the present value of derivatives held at October 31, 2018 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

PRO-BLEND® CONSERVATIVE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(216,123)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$763,722
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$(99,692)

PRO-BLEND® MODERATE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(229,503)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$890,117
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$(112,453)

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

PRO-BLEND® EXTENDED TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$(308,007)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$1,186,411
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$(153,245)

The average month-end balances for the year ended October 31, 2018, the period in which such derivatives were outstanding, were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES
Options:
Average number of option contracts written	677	783	1,045
Average notional value of option contracts written	$6,831,368	$7,894,560	$10,561,961

Asset-Backed Securities

Each Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Series may subsequently have to reinvest the proceeds at lower interest rates. If a Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

Each Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle a Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities (continued)

Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2018.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2018, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2015 through October 31, 2018. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fees and distribution and service (12b-1) fees, at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series	0.70%
Pro-Blend® Moderate Term Series	0.85%
Pro-Blend® Extended Term Series	0.85%
Pro-Blend® Maximum Term Series	0.85%

For the year ended October 31, 2018, the Advisor waived the following amounts which are included as a reduction of expenses on the Statements of Operations:

SERIES/CLASS	WAIVER AMOUNT
Pro-Blend Extended Term Series	$50,028
Pro-Blend Maximum Term Series	136,336

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class R2 and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and service fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class R2 shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and service fees on the Class S or Class I shares of each Series. The fees are accrued daily and paid monthly.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2018, purchases and sales of securities, including paydowns and other than short-term securities, were as follows:

SERIES	PURCHASES OTHER ISSUERS	GOVERNMENT	SALES OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$381,966,258	$324,255,731	$450,878,951	$296,960,187
Pro-Blend® Moderate Term Series	266,470,192	187,071,325	343,589,162	224,666,388
Pro-Blend® Extended Term Series	279,576,560	180,667,591	364,760,955	211,461,414
Pro-Blend® Maximum Term Series	180,235,819	105,402,271	279,523,230	93,855,343

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class R and Class R2 shares were:

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	13,485,072	$184,831,181	9,432,882	$126,733,906
Reinvested	1,932,249	26,362,664	690,857	9,178,179
Repurchased	(15,328,727)	(209,336,128)	(19,846,186)	(267,809,092)

Total	88,594	$1,857,717	(9,722,447)	$(131,897,007)

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,032,983	$62,576,922	8,379,550	$88,182,073
Reinvested	983,663	10,191,906	409,762	4,197,197
Repurchased	(7,799,355)	(82,660,492)	(17,312,832)	(184,806,157)

Total	(782,709)	$(9,891,664)	(8,523,520)	$(92,426,887)

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	343,229	$3,463,136	327,790	$3,312,044
Reinvested	78,356	779,958	25,987	255,488
Repurchased	(614,836)	(6,092,178)	(962,879)	(9,662,205)

Total	(193,251)	$(1,849,084)	(609,102)	$(6,094,673)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS R2:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,033,277	$10,310,962	1,461,640	$14,777,472
Reinvested	560,024	5,575,191	135,249	1,328,023
Repurchased	(2,819,696)	(28,095,558)	(3,596,927)	(36,136,109)

Total	(1,226,395)	$(12,209,405)	(2,000,038)	$(20,030,614)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,645,523	$36,095,900	3,606,565	$48,643,819
Reinvested	1,766,612	23,789,342	850,374	11,009,876
Repurchased	(10,220,583)	(139,249,031)	(12,633,045)	(170,384,253)

Total	(5,808,448)	$(79,363,789)	(8,176,106)	$(110,730,558)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,979,315	$30,087,491	8,503,985	$87,481,428
Reinvested	1,074,662	10,720,324	572,660	5,623,868
Repurchased	(4,255,387)	(43,174,771)	(25,268,653)	(265,560,412)

Total	(201,410)	$(2,366,956)	(16,192,008)	$(172,455,116)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	133,188	$1,416,277	344,032	$3,699,735
Reinvested	144,335	1,520,382	70,612	727,384
Repurchased	(678,665)	(7,237,249)	(1,162,387)	(12,606,863)

Total	(401,142)	$(4,300,590)	(747,743)	$(8,179,744)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS R2:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	681,877	$6,961,412	1,039,576	$10,760,838
Reinvested	769,080	7,791,848	283,529	2,803,766
Repurchased	(2,208,253)	(22,646,789)	(3,046,835)	(31,535,623)

Total	(757,296)	$(7,893,529)	(1,723,730)	$(17,971,019)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,917,422	$33,638,594	2,255,438	$38,747,349
Reinvested	1,371,524	23,661,283	412,975	6,726,540
Repurchased	(6,955,971)	(122,072,805)	(10,683,421)	(181,791,515)

Total	(3,667,025)	$(64,772,928)	(8,015,008)	$(136,317,626)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,494,219	$51,649,838	12,201,332	$118,655,981
Reinvested	1,665,148	15,434,205	558,278	5,174,249
Repurchased	(7,406,430)	(70,917,263)	(39,058,958)	(392,590,574)

Total	(247,063)	$(3,833,220)	(26,299,348)	$(268,760,344)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	231,918	$2,529,480	294,649	$3,282,693
Reinvested	116,252	1,257,462	45,566	483,306
Repurchased	(590,475)	(6,536,081)	(1,310,115)	(14,697,871)

Total	(242,305)	$(2,749,139)	(969,900)	$(10,931,872)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS R2:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	695,952	$7,153,586	1,175,907	$12,218,413
Reinvested	1,217,239	12,247,875	255,457	2,523,716
Repurchased	(2,810,668)	(28,755,513)	(4,032,929)	(41,950,558)

Total	(897,477)	$(9,354,052)	(2,601,565)	$(27,208,429)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,103,752	$23,650,449	1,435,686	$28,284,671
Reinvested	1,036,452	21,459,898	404,158	7,421,754
Repurchased	(4,160,253)	(89,146,108)	(7,367,075)	(144,168,928)

Total	(2,020,049)	$(44,035,761)	(5,527,231)	$(108,462,503)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,014,113	$21,746,102	7,931,943	$83,927,061
Reinvested	1,508,732	15,549,489	626,789	6,190,476
Repurchased	(4,183,021)	(45,362,603)	(28,303,596)	(314,016,017)

Total	(660,176)	$(8,067,012)	(19,744,864)	$(223,898,480)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	337,592	$4,593,055	334,618	$4,472,264
Reinvested	134,694	1,762,998	58,144	704,274
Repurchased	(624,728)	(8,490,869)	(950,033)	(12,610,442)

Total	(152,442)	$(2,134,816)	(557,271)	$(7,433,904)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/17
TERM SERIES CLASS R2:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	568,570	$6,446,638	664,356	$7,380,136
Reinvested	645,934	7,027,766	185,278	1,900,023
Repurchased	(953,464)	(10,872,533)	(1,352,932)	(14,888,662)

Total	261,040	$2,601,871	(503,298)	$(5,608,503)

At October 31, 2018, one shareholder owned 10.4% of Pro-Blend® Conservative Term Series and one shareholder owned 20.5% of Pro-Blend® Moderate Term Series. Investment activities of these shareholders may have a material effect on the respective Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. During the year ended October 31, 2018, the Series did not borrow under the line of credit. The line of credit expires in August 2019 unless extended or renewed. During the year ended October 31, 2018, none of the Series borrowed under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At October 31, 2018, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series invested in options contracts (equity risk).

The Series may invest in a loan assignment of all or a portion of the loans. A Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2018, none of the Series held any loan assignments.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs) and real estate investment trusts. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2018, $119,148, $77,908, $88,604 and $43,135 was reclassified within the capital accounts from Total Distributable Earnings to Additional Paid in Capital for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
Ordinary income	$21,330,487	$14,878,681	$18,396,321	$10,444,582
Long-term capital gains	22,874,974	2,226,779	25,890,219	13,857,262

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/17
Ordinary income	$21,183,099	$11,918,950	$14,885,916	$6,939,426
Long-term capital gains	31,992,723	9,253,591	31,414,665	16,023,167

At October 31, 2018, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$897,627,133	$553,821,172	$540,858,163	$383,816,693
Unrealized appreciation	34,037,516	25,834,086	34,431,989	49,534,870
Unrealized depreciation	(28,502,037)	(24,386,892)	(26,046,662)	(24,564,752)

Net unrealized appreciation	$5,535,479	$1,447,194	$8,385,327	$24,970,118

Undistributed ordinary income	$7,515,724	$3,529,077	$3,661,532	$10,952,209
Undistributed long-term gains	$19,588,043	$22,931,398	$32,292,040	$35,837,011

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (four of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 14, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$5,652,339
Pro-Blend® Moderate Term Series	4,593,642
Pro-Blend® Extended Term Series	5,902,627
Pro-Blend® Maximum Term Series	5,818,377

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	18.86%
Pro-Blend® Moderate Term Series	12.00%
Pro-Blend® Extended Term Series	13.52%
Pro-Blend® Maximum Term Series	19.61%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2018 as follows:

Series
Pro-Blend® Conservative Term Series	$20,567,445
Pro-Blend® Moderate Term Series	24,077,968
Pro-Blend® Extended Term Series	33,906,642
Pro-Blend® Maximum Term Series	37,628,862

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) - Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC.
Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel
Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation - Manning & Napier Advisors, LLC since 2009 Holds one or more of the following titles for various affiliates: Director

*At a meeting of the Board of Directors held on November 15, 2018, the Board accepted the resignation of Michele T. Mosca from her positions as Principal Executive Officer, President, Chair and Interested Director of the Fund and appointed Paul J. Battaglia to each of the resigned positions effective immediately. Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

{This page intentionally left blank}

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/18-AR

Rainier International Discovery Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The investment environment witnessed over the past twelve months was more volatile and bifurcated than what was experienced in prior years. For the fiscal year ending on October 31, 2018, international equity performance was decidedly poor as the MSCI ACWI ex USA Index fell 8.24%.

Going forward, we believe the volatility experienced in October, as well as during the first few months of 2018, is likely to be reflective of what investors should come to expect going forward. While we do not anticipate an imminent recession, we see recent developments within the US and abroad as an indication that we are entering a higher risk regime for risk assets over the next twelve months.

The US is likely approaching a period of peak growth and continues to show signs of progressing further into late cycle territory, with potential spillover effects into the global economy. At the same time, key global risks are rising, including trade tensions, global growth concerns, and geopolitical uncertainty, all of which have continued escalating throughout 2018.

Given our updated outlook, we are reviewing late cycle risks in current and prospective investments and have adjusted our positioning across many of our portfolios. Going forward, we will continue to follow our disciplines, choosing to be selective in our investment decisions and seeking to avoid overvalued areas of the market.

With this in mind, we discuss recent fund performance in the enclosed, highlight how we are positioned amid the current economic environment, and provide our outlook of what to expect in financial markets.

We hope that you find this information helpful, and look forward to working with you in the years ahead to help you meet your investment goals.

Sincerely,

Manning & Napier Advisors, LLC

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Morningstar.

©2018 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

1

Rainier International Discovery Series

Fund Commentary

(unaudited)

Investment Objective

To seek long-term capital appreciation. The Series invests primarily in equity securities of foreign developed and emerging market companies that are small- to mid-sized at the time of purchase.

Performance Commentary

International equity markets generally delivered negative absolute returns for the twelve-month period ended October 31, 2018. The broad MSCI ACWI ex USA Index (ACWIxUS) returned -8.24%. International small cap stocks underperformed the broad market with the ACWIxUS Small Cap Index (ACWIxUS Small Cap) returning -9.73%. Emerging market equities generally underperformed developed markets during the period, and the US dollar generally appreciated during the year which challenged international equity returns for US-based investors.

The International Discovery Series Class K returned -8.69% during the year, but held up better than the ACWIxUS Small Cap benchmark on a relative basis. Importantly, the Series has provided robust positive absolute returns since its inception in March 2013. The Series’ performance relative to the ACWIxUS Small Cap during the year was driven by both stock selection and sector allocations. Conversely, country positioning challenged relative returns.

The most notable contributors to relative performance were stock selection in Health Care, Information Technology, and Consumer Staples, along with an overweight to Health Care. This was partially offset by stock selection in the Consumer Discretionary and Financials sectors along with an underweight allocation to Real Estate. From a country basis, stock selection in Denmark, France, Germany, and Italy provided the biggest contributions to relative performance, while stock selection in Japan was the largest relative detractor.

The Series’ focus continues to be on owning well-established companies with dominant market positions and meaningful growth potential. The Series’ portfolio will generally be well-diversified amongst sectors, countries, and regions, with the primary focus of portfolio construction being on bottom-up security selection.

Currently, the portfolio’s largest overweight allocations are to Health Care, Consumer Staples, and Industrials (approximately 53% of the portfolio in total). The largest underweight allocations are to Real Estate, Materials, and Consumer Discretionary (approximately 11% of the portfolio compared to approximately 34% of the benchmark). From a country perspective, the portfolio is overweight to Denmark, France, and Germany, and underweight to Japan, United Kingdom, and Sweden relative to the benchmark. The Series is currently underweight Emerging Markets relative to the benchmark.

The past fiscal year has seen negative absolute returns, both for the Series’ and broadly in the international small cap market. However, despite these challenges, the management team continues to find investment opportunities with growth potential at attractive valuations and remains confident in the Series’ ability to continue its success. We believe, the international small cap asset class, given its vast expanse and relatively limited information availability, lends itself to providing an ideal environment for dedicated, experienced, active management to add value. The Series will continue to invest in dominant companies that have a clear catalyst for continued growth and are trading at attractive valuations. The team believes that this investment approach in the international small cap market has the ability to continue to add value over the long-term.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of October 31, 2018.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Funds whose investments are concentrated in foreign and emerging market countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets. Additionally, the Series is subject to portfolio turnover risk as it may buy and sell investments frequently, which may result in higher expenses and an increase in realized capital gains and potential tax implications for shareholders.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the ACWIxUS Small Cap Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

2

Rainier International Discovery Series

Performance Update as of October 31, 2018

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2018
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Rainier International Discovery Series - Class K3,4	-8.69%	6.55%	11.25%
Manning & Napier Fund, Inc. - Rainier International Discovery Series - Class I3,4	-8.42%	6.82%	11.53%
Manning & Napier Fund, Inc. - Rainier International Discovery Series - Class Z3,4	-8.29%	6.85%	11.55%
MSCI ACWI ex USA Small Cap Index[5]	-9.73%	3.36%	5.73%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Rainier International Discovery Series - Class I from its inception2 (March 28, 2012) to present (October 31, 2018) to the MSCI ACWI ex USA Small Cap Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the MSCI ACWI ex USA Small Cap Index are calculated from March 28, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2018, this net expense ratio was 1.40% for Class K, 1.12% for Class I and 1.00% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.43% for Class K, 1.12% for Class I and 1.04% for Class Z for the year ended October 31, 2018.

4The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on 08/21/2017. For periods prior to 08/21/2017, performance for the Class I and Z Shares is based on the historical performance of the Predecessor Fund’s Institutional Shares, and will differ to the extent that the Predecessor Fund’s Institutional Shares had a higher expense ratio. For periods between 11/30/2012 and 08/21/2017, performance for Class K is based on the historical performance of the Predecessor Fund’s Class A Shares; performance prior to 11/30/2012 is based on the historical performance of the Predecessor Fund’s Institutional Shares and adjusted for the Predecessor Fund’s Class A Shares expenses. If the sales charges were reflected or if performance had been adjusted to reflect the Class K Shares’ expenses, the performance would have been different depending on total expenses incurred by the Predecessor Fund.

5The MSCI ACWI ex USA Small Cap Index is designed to measure a small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Rainier International Discovery Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/18	ENDING ACCOUNT VALUE 10/31/18	EXPENSES PAID DURING PERIOD* 5/1/18-10/31/18	ANNUALIZED EXPENSE RATIO
Class K
Actual	$1,000.00	$860.94	$6.57	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class I
Actual	$1,000.00	$862.70	$5.21	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Class Z
Actual	$1,000.00	$863.23	$4.70	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Rainier International Discovery Series

Portfolio Composition as of October 31, 2018

(unaudited)

5

Rainier International Discovery Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 91.7%

Communication Services - 2.7%
Interactive Media & Services - 2.7%
Scout24 AG (Germany)[1]	97,285	$4,039,538
Wise Talent Information Technology Co. Ltd. (China)*	539,299	1,763,977
XING SE (Germany)	27,902	8,390,605

Total Communication Services		14,194,120

Consumer Discretionary - 9.0%
Hotels, Restaurants & Leisure - 1.2%
Corporate Travel Management Ltd. (Australia)	436,630	6,199,452

Household Durables - 2.4%
Techtronic Industries Co. Ltd. (Hong Kong)	2,611,500	12,296,953

Internet & Direct Marketing Retail - 0.7%
Baozun, Inc. - ADR (China)*	94,140	3,747,713

Multiline Retail - 0.6%
Seria Co. Ltd. (Japan)	98,100	3,308,109

Specialty Retail - 1.8%
Ace Hardware Indonesia Tbk PT (Indonesia)	75,452,000	6,799,490
Wilcon Depot, Inc. (Philippines)	13,364,232	2,822,462

		9,621,952

Textiles, Apparel & Luxury Goods - 2.3%
Canada Goose Holdings, Inc. (Canada)*	94,585	5,164,472
Moncler S.p.A (Italy)	192,210	6,674,991

		11,839,463

Total Consumer Discretionary		47,013,642

Consumer Staples - 9.7%
Beverages - 3.5%
Royal Unibrew A/S (Denmark)	255,250	18,127,791

Food & Staples Retailing - 1.0%
Dino Polska S.A. (Poland)*[1]	108,194	2,382,600
Raia Drogasil S.A. (Brazil)	171,900	2,906,803

		5,289,403

Food Products - 2.6%
Ariake Japan Co. Ltd. (Japan)	115,600	10,245,048
Gruma SAB de CV - Class B (Mexico)	320,475	3,352,538

		13,597,586

Household Products - 2.6%
Pigeon Corp. (Japan)	328,400	13,941,029

Total Consumer Staples		50,955,809

The accompanying notes are an integral part of the financial statements.

6

Rainier International Discovery Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Vermilion Energy, Inc. (Canada)	166,571	$4,417,178

Financials - 12.6%
Banks - 7.8%
Bank Tabungan Negara Persero Tbk PT (Indonesia)	28,172,500	3,928,676
Canadian Western Bank (Canada)	341,755	7,949,059
Federal Bank Ltd. (India)	4,811,365	5,384,278
FinecoBank Banca Fineco S.p.A. (Italy)	1,142,505	11,940,973
Regional SAB de CV (Mexico)	878,100	4,325,820
Tisco Financial Group PCL (Thailand)	1,282,900	3,047,613
Tisco Financial Group PCL - NVDR (Thailand)	1,788,400	4,248,462

		40,824,881

Capital Markets - 1.7%
Vontobel Holding AG (Switzerland)	143,635	8,913,456

Consumer Finance - 0.9%
Krungthai Card PCL - NVDR (Thailand)	4,365,200	4,575,888

Diversified Financial Services - 1.4%
GRENKE AG (Germany)	74,715	7,176,242

Insurance - 0.8%
Anicom Holdings, Inc. (Japan)	136,500	4,361,080

Total Financials		65,851,547

Health Care - 21.9%
Biotechnology - 1.9%
Abcam plc (United Kingdom)	658,775	10,104,557

Health Care Equipment & Supplies - 8.7%
Ambu A/S - Class B (Denmark)	313,670	6,538,264
Asahi Intecc Co. Ltd. (Japan)	120,700	4,936,682
BioMerieux (France)	94,625	7,223,692
Carl Zeiss Meditec AG (Germany)	155,225	12,737,772
DiaSorin S.p.A (Italy)	78,130	7,415,753
Sartorius AG (Germany)	44,875	6,505,907

		45,358,070

Health Care Providers & Services - 6.7%
Amplifon S.p.A (Italy)	230,284	4,084,594
Korian S.A. (France)	288,445	11,382,419
Orpea (France)	102,120	12,590,200
Ryman Healthcare Ltd. (New Zealand)	555,223	4,383,959
Solasto Corp. (Japan)	258,660	2,721,048

		35,162,220

The accompanying notes are an integral part of the financial statements.

7

Rainier International Discovery Series

Investment Portfolio - October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 2.2%
Bachem Holding AG (Switzerland)	34,050	$3,982,614
Siegfried Holding AG (Switzerland)	19,000	7,621,506

		11,604,120

Pharmaceuticals - 2.4%
Dechra Pharmaceuticals plc (United Kingdom)	420,540	12,288,035

Total Health Care		114,517,002

Industrials - 22.3%
Aerospace & Defense - 1.4%
CAE, Inc. (Canada)	411,565	7,259,326

Building Products - 2.8%
Kingspan Group plc (Ireland)	88,535	3,850,699
Rockwool International A/S - Class B (Denmark)	31,345	10,716,565

		14,567,264

Machinery - 6.4%
Daifuku Co. Ltd. (Japan)	178,500	7,688,306
Nissei ASB Machine Co. Ltd. (Japan)	1,048	35,201
OC Oerlikon Corp. AG (Switzerland)	618,375	7,361,680
Rotork plc (United Kingdom)	1,664,320	6,377,748
Stabilus S.A. (Germany)	34,590	2,321,306
Takeuchi Manufacturing Co. Ltd. (Japan)	309,400	6,408,187
VAT Group AG (Switzerland)[1]	33,270	3,343,022

		33,535,450

Professional Services - 9.5%
51job, Inc. - ADR (China)*	106,975	6,569,335
en-japan, Inc. (Japan)	186,000	7,434,395
L&T Technology Services Ltd. (India)[1]	214,725	4,938,864
Nihon M&A Center, Inc. (Japan)	213,400	5,119,633
Persol Holdings Co. Ltd. (Japan)	428,800	8,162,914
Teleperformance (France)	106,545	17,547,024

		49,772,165

Trading Companies & Distributors - 0.9%
Howden Joinery Group plc (United Kingdom)	795,965	4,772,636

Transportation Infrastructure - 1.3%
Malaysia Airports Holdings Berhad (Malaysia)	3,411,500	6,766,746

Total Industrials		116,673,587

Information Technology - 10.3%
Electronic Equipment, Instruments & Components - 1.8%
Electrocomponents plc (United Kingdom)	552,685	4,378,529

The accompanying notes are an integral part of the financial statements.

8

Rainier International Discovery Series

Investment Portfolio—October 31, 2018

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Halma plc (United Kingdom)	299,320	$5,079,577

		9,458,106

IT Services - 1.5%
Keywords Studios plc (Ireland)	342,480	5,997,285
NET One Systems Co. Ltd. (Japan)	100,448	2,102,700

		8,099,985

Semiconductors & Semiconductor Equipment - 1.3%
Koh Young Technology, Inc. (South Korea)	41,425	3,278,957
Melexis N.V. (Belgium)	50,715	3,337,382

		6,616,339

Software - 4.0%
Nemetschek SE (Germany)	73,955	9,725,080
Netcompany Group A/S (Denmark)*[1]	121,720	4,025,672
SimCorp A/S (Denmark)	90,950	7,007,412

		20,758,164

Technology Hardware, Storage & Peripherals - 1.7%
Logitech International S.A. (Switzerland)	240,790	8,910,533

Total Information Technology		53,843,127

Materials - 2.4%
Chemicals - 2.4%
Chr. Hansen Holding A/S (Denmark)	123,365	12,469,662

TOTAL COMMON STOCKS (Identified Cost $471,937,838)		479,935,674

SHORT-TERM INVESTMENT - 8.6%

Dreyfus Government Cash Management, Institutional Shares[2], 2.05%,
(Identified Cost $44,738,072)	44,738,072	44,738,072

TOTAL INVESTMENTS - 100.3%
(Identified Cost $516,675,910)		524,673,746
LIABILITIES, LESS OTHER ASSETS - (0.3%)		(1,424,367)

NET ASSETS - 100%		$523,249,379

ADR - American Depositary Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security.

1Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $18,729,696, or 3.6% of the Series’ net assets as of October 31, 2018.

2Rate shown is the current yield as of October 31, 2018.

The accompanying notes are an integral part of the financial statements.

9

Rainier International Discovery Series

Investment Portfolio - October 31, 2018

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Japan - 14.6%; Denmark - 11.3%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Rainier International Discovery Series

Statement of Assets & Liabilities

October 31, 2018

ASSETS:

Investments, at value (identified cost $516,675,910) (Note 2)	$524,673,746
Foreign currency, at value (cost $177,983)	177,983
Interest receivable	94,756
Receivable for securities sold	4,410,412
Receivable for fund shares sold	1,714,041
Dividends receivable	346,661
Foreign tax reclaims receivable	385,359
Prepaid and other expenses	43,267

TOTAL ASSETS	531,846,225

LIABILITIES:

Accrued management fees (Note 3)	408,681
Accrued sub-transfer agent fees (Note 3)	162,825
Accrued distribution and service (Rule 12b-1) fees (Class K) (Note 3)	43,478
Accrued fund accounting and administration fees (Note 3)	28,513
Accrued Chief Compliance Officer service fees (Note 3)	401
Accrued foreign capital gains tax (Note 2)	84,575
Payable for securities purchased	6,733,466
Payable for fund shares repurchased	940,055
Other payables and accrued expenses	194,852

TOTAL LIABILITIES	8,596,846

TOTAL NET ASSETS	$523,249,379

NET ASSETS CONSIST OF:

Capital stock	$275,854
Additional paid-in-capital	519,383,139
Total distributable earnings	3,590,386

TOTAL NET ASSETS	$523,249,379

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class K ($193,070,600/10,255,381 shares)	$18.83

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($161,389,958/8,476,658 shares)	$19.04

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($168,788,821/8,853,343 shares)	$19.06

The accompanying notes are an integral part of the financial statements.

11

Rainier International Discovery Series

Statement of Operations

For the Year Ended October 31, 2018

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $613,403)	$5,589,130
Interest	268,299

Total Investment Income	5,857,429

EXPENSES:

Management fees (Note 3)	3,836,109
Sub-transfer agent fees (Note 3)	415,704
Distribution and service (Rule 12b-1) fees (Class K) (Note 3)	386,666
Fund accounting and administration fees (Note 3)	94,631
Directors’ fees (Note 3)	30,260
Chief Compliance Officer service fees (Note 3)	4,360
Custodian fees	160,963
Miscellaneous	292,713

Total Expenses	5,221,406
Less reduction of expenses (Note 3)	(59,617)

Net Expenses	5,161,789

NET INVESTMENT INCOME	695,640

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on-
Net realized gain (loss) on investments	(958,370)
Foreign currency and translation of other assets and liabilities	(175,737)

(1,134,107)

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $327,627)	(65,109,826)
Foreign currency and translation of other assets and liabilities	(20,071)

(65,129,897)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(66,264,004)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(65,568,364)

The accompanying notes are an integral part of the financial statements.

12

Rainier International Discovery Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 4/1/17 TO 10/31/17	FOR THE YEAR ENDED 3/31/17
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$695,640	$490,149	$(116,105)
Net realized gain (loss) on investments and foreign currency	(1,134,107)	11,905,891	(11,682,251)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(65,129,897)	44,086,385	14,933,038

Net increase (decrease) from operations	(65,568,364)	56,482,425	3,134,682

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class I	(268,365)	—	—
Class Z	(39)	—	—

Total distributions to shareholders	(268,404)	—	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	278,711,170	61,145,797	13,043,608

Net increase in net assets	212,874,402	117,628,222	16,178,290

NET ASSETS:

Beginning of period	310,374,977	192,746,755	176,568,465

End of period	$523,249,379	$310,374,977	$192,746,755

The accompanying notes are an integral part of the financial statements.

13

Rainier International Discovery Series

Financial Highlights - Class K1

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 4/1/17 TO 10/31/17	FOR THE YEAR ENDED
			3/31/17	3/31/16	3/31/15	3/31/14
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.61	$16.44	$15.93	$15.45	$15.56	$12.89

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.02	(0.02)	(0.09)	0.01	(0.10)
Net realized and unrealized gain on investments	(1.77)	4.15	0.53	0.58	0.61	3.03

Total from investment operations	(1.78)	4.17	0.51	0.49	0.62	2.93

Less distributions to shareholders:
From net investment income	—	—	—	—	—	(0.00)[3]
From net realized gain on investments	—	—	—	(0.01)	(0.73)	(0.26)

Total distributions to shareholders	—	—	—	(0.01)	(0.73)	(0.26)

Net asset value - End of period	$18.83	$20.61	$16.44	$15.93	$15.45	$15.56

Net assets - End of period (000’s omitted)	$193,071	$120,399	$78,260	$99,944	$4,058	$2,939

Total return[4]	(8.64%)	25.36%	3.14%	3.22%	4.55%	22.91%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.40%	1.49%[5,6]	1.51%[6]	1.50%	1.50%	1.50%
Net investment income (loss)	(0.05%)	0.20%[5]	(0.12%)	(0.56%)	0.06%	(0.66%)
Portfolio turnover	73%	46%	123%	93%	111%	80%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.03%	0.21%[5]	0.14%	0.14%	0.32%	0.33%

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class K shares of the Series were formerly Class A shares of the Predecessor Fund.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

6Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. See Note 1 to the financial statements.

The accompanying notes are an integral part of the financial statements.

14

Rainier International Discovery Series

Financial Highlights - Class I1

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 04/1/17 TO 10/31/17	FOR THE YEAR ENDED
			3/31/17	3/31/16	3/31/15	3/31/14
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.81	$16.58	$16.02	$15.50	$15.58	$12.89

Income (loss) from investment operations:
Net investment income (loss)	0.07 [2]	0.05 [2]	0.00 [2,3]	(0.03)[2]	0.04 [2]	0.01 [2]
Net realized and unrealized gain on investments	(1.81)	4.18	0.56	0.56	0.62	2.95

Total from investment operations	(1.74)	4.23	0.56	0.53	0.66	2.96

Less distributions to shareholders:
From net investment income	(0.03)	—	—	—	(0.01)	(0.01)
From net realized gain on investments	—	—	—	(0.01)	(0.73)	(0.26)

Total distributions to shareholders	(0.03)	—	—	(0.01)	(0.74)	(0.27)

Net asset value - End of period	$19.04	$20.81	$16.58	$16.02	$15.50	$15.58

Net assets - End of period (000’s omitted)	$161,390	$189,955	$114,487	$76,624	$40,356	$30,323

Total return[4]	(8.38%)	25.51%	3.43%	3.47%	4.81%	23.15%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.12%	1.24%[5,6]	1.26%[6]	1.25%	1.25%	1.25%
Net investment income (loss)	0.30%	0.41%[5]	0.01%	(0.19%)	0.40%	0.08%
Portfolio turnover	73%	46%	123%	93%	111%	80%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.11%[5]	0.07%	0.06%	0.27%[3]	0.36%

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class I shares of the Series were formerly Institutional shares of the Predecessor Fund.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

6Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. See Note 1 to the financial statements.

The accompanying notes are an integral part of the financial statements.

15

Rainier International Discovery Series

Financial Highlights - Class Z*

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 8/21/17[1] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$20.82	$19.40

Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	0.01
Net realized and unrealized gain (loss) on investments	(1.75)	1.41

Total from investment operations	(1.72)	1.42

Less distributions to shareholders:
From net investment income	(0.04)	—

Total distributions to shareholders	(0.04)	—

Net asset value - End of period	$19.06	$20.82

Net assets - End of period (000’s omitted)	$168,789	$21

Total return[3]	(8.29%)	7.32%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.00%	1.00%[4]
Net investment income	0.16%	0.14%[4]
Portfolio turnover	73%	46%

*Effective August 21, 2018, Class R6 shares of the Series have been redesignated as Class Z shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts[4]:

	0.04%	0.17%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Rainier International Discovery Series

Notes to Financial Statements

1.	Organization

Rainier International Discovery Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to seek long-term capital appreciation.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class K, Class I, Class W and Class Z). Class Z shares, formerly Class R6 of the Series, were issued on August 21, 2017. Each class of shares is substantially the same, except that Class K shares bear Distribution and Service (12b-1) Fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2018, 13.4 billion shares have been designated in total among 38 series, of which 100 million have been designated as Rainier International Discovery Series Class K common stock, 100 million have been designated as Rainier International Discovery Series Class I common stock, 100 million have been designated as Rainier International Discovery Series Class W common stock and 100 million have been designated as Rainier International Discovery Series Class Z common stock. Class W common stock is not currently offered for sale.

Reorganization

The Series is the successor in interest to the Rainier International Discovery Fund (the “Predecessor Fund”), which had the same investment objective and was included as a series of another investment company, Rainier Investment Management Mutual Funds (“Predecessor Trust”), that was advised by Rainier Investment Management, LLC (an affiliated advisor of the Fund). The shareholders of the Predecessor Fund approved the reorganization of the Institutional shares and Class A shares of the Predecessor Fund with and into the Class I and Class K shares of the Series, respectively. Effective as of the close of business on August 21, 2017 (the “merger date”), the assets and liabilities of the Predecessor Fund were transferred to the Series.

The investment portfolio of the Predecessor Fund, with fair value of $271,784,669 and identified cost of $213,126,044 on August 21, 2017 was the principal asset acquired. Net assets and shares outstanding on August 21, 2017 were $163,001,355 and 8,409,569 for Institutional shares and $111,408,266 and 5,801,583 for Class A shares, respectively, all of which were transferred by a tax-free exchange into the Fund at Net Asset Value at the close of business on August 21, 2017. For financial reporting purposes, assets received and shares issued by the Series were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

As the Series was a shell fund prior to the merger date, the results of operations for the year ended October 31, 2017 represents the pro-forma results. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Fund that have been included in the Series’ Statement of Operations since the merger date, August 21, 2017.

The majority of the expenses incurred by the Series in connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization. The fiscal year end of the Predecessor Fund was March 31, 2017. Operations prior to August 21, 2017 were for the Predecessor Fund. The Series changed its fiscal year end to October 31, 2017 to reflect the fiscal year end of the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

17

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is applied as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2018 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$14,194,120	$14,194,120	$—	$—
Consumer Discretionary	47,013,642	47,013,642	—	—
Consumer Staples	50,955,809	50,955,809	—	—
Energy	4,417,178	4,417,178	—	—
Financials	65,851,547	65,851,547	—	—

18

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Health Care	$114,517,002	$114,517,002	$—	$—
Industrials	116,673,587	116,673,587	—	—
Information Technology	53,843,127	53,843,127	—	—
Materials	12,469,662	12,469,662	—	—
Mutual fund	44,738,072	44,738,072	—	—

Total assets	$524,673,746	$524,673,746	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2017 or October 31, 2018.

New Accounting Pronouncements

The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Series financial statements for the year ended October 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, the Series has early adopted the eliminated and modified disclosures, as permitted by this ASU.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the

19

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2018, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the three years ended March 31, 2014 through March 31, 2017, the period ended October 31, 2017 and the year ended October 31, 2018. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

20

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Series’ average daily net assets. The investment sub-advisor of the Series is Rainier Investment Management, LLC (“Rainier” or the “Sub-Advisor”). The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub-Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class K shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed, until at least February 28, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of Distribution and Service (12b-1) Fees, at no more than 1.15% of the average daily net assets of the Class K and Class I shares, and 1.00% of the average daily net assets of the Class Z shares. Accordingly, the Advisor waived fees of $59,617 for the year ended October 31, 2018, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

During the year ended October 31, 2018, a trade processing error was discovered for which it was determined that the Advisor would reimburse the Series $10,472. The impact of the Advisor’s contribution on the Series’ total return was immaterial. As of October 31, 2018, the respective amount is included in net realized gain (loss) on investments on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class K shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares. There are no distribution and service fees on the Class I or Class Z shares. The fees are accrued daily and paid monthly.

21

Rainier International Discovery Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2018, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $533,049,298 and $287,647,900, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class K, Class I and Class Z shares of Rainier International Discovery Series were:

CLASS K	FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 4/1/17 TO 10/31/17[1]		FOR THE YEAR ENDED 3/31/17
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,476,157	$141,061,584	2,331,969	$42,030,540	3,301,733	$52,333,976
Repurchased	(2,062,177)	(44,460,158)	(1,251,334)	(23,258,210)	(4,816,056)	(74,302,136)

Total	4,413,980	$96,601,426	1,080,635	$18,772,330	(1,514,323)	$(21,968,160)

CLASS I	FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 4/1/17 TO 10/31/17[1]		FOR THE YEAR ENDED 3/31/17
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,319,947	$206,173,813	3,005,098	$56,814,033	4,535,287	$73,098,443
Reinvested	6,335	132,393	—	—	—	—
Repurchased	(9,975,641)	(218,818,955)	(786,025)	(14,460,565)	(2,411,693)	(38,086,675)

Total	(649,359)	$(12,512,749)	2,219,073	$42,353,468	2,123,594	$35,011,768

CLASS Z	FOR THE YEAR ENDED 10/31/18		FOR THE PERIOD 8/21/17 (COMMENCEMENT OF OPERATIONS) TO 10/31/17
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,982,690	$197,271,626	1,045	$20,286
Reinvested	2	39	—	—
Repurchased	(130,380)	(2,649,172)	(14)	(287)

Total	8,852,312	$194,622,493	1,031	$19,999

1Includes capital stock transactions for the predecessor fund, Rainier International Discovery Fund.

At October 31, 2018, one shareholder account owned 15.2% of the Series. In addition, the Advisor and its affiliates owned less than 0.1% of the Series. Investment activities of these shareholders may have a material effect on the Series.

22

Rainier International Discovery Series

Notes to Financial Statements (continued)

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2019 unless extended or renewed. During the year ended October 31, 2018, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2018.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, wash sales and foreign taxes. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended October 31, 2018, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $37,986, and increase Total Distributable Earnings by $37,986. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/18	FOR THE PERIOD 4/1/17 TO 10/31/17	FOR THE YEAR ENDED 3/31/17
Ordinary income	$268,404	$—	—

At October 31, 2018, he tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$520,960,100
Unrealized appreciation	35,644,836
Unrealized depreciation	(31,928,794)

Net unrealized appreciation	$3,716,042

Undistributed ordinary income	$1,565,401
Capital loss carryforward	$(1,590,002)

23

Rainier International Discovery Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At October 31, 2018, the capital loss carryover utilized in the current year was $1,266,343.

At October 31, 2018, the Series had net short-term capital loss carryforwards of $1,590,002 carryforwards, which may be carried forward indefinitely.

24

Rainier International Discovery Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Rainier International Discovery Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Rainier International Discovery Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, and the statement of changes in net assets and the financial highlights for the year ended October 31, 2018 and for the period April 1, 2017 through October 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year ended October 31, 2018, and the changes in its net assets and the financial highlights for the year ended October 31, 2018 and for the period April 1, 2017 through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the period ended March 31, 2017 and the financial highlights for each of the periods ended on or prior to March 31, 2017 (not presented herein, other than statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 14, 2018

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

25

Rainier International Discovery Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $855,179 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended October 31, 2018. The Series had $8,667,380 in foreign source income and paid foreign taxes of $797,834.

26

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee
Principal Occupation(s) During Past 5 Years:	Chairman since 2016; Lead Independent Director since 2017 Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present)

27

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	83
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance &
Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	36
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA®
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	55
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-CEO since 2018, Co-Director of Research (2002 – 2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

28

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) – Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 – Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016) – Manning & Napier Fund, Inc.; Chief Compliance Officer and Anti-Money Laundering Officer (2017-2018) – Rainier Investment Management Mutual Funds, Inc.
Principal Occupation(s) During Past 5 Years:	Managing Director, Compliance & Regulatory Affairs since 2018; Director of Compliance (2005-2018); Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Vice President
Term of Office[1] & Length of Time Served:	Since 2017
Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) – Manning & Napier Advisors, LLC.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	36
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 – Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

Name:	Amy Williams
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation – Manning & Napier Advisors, LLC since 2009
Holds one or more of the following titles for various affiliates: Director

*At a meeting of the Board of Directors held on November 15, 2018, the Board accepted the resignation of Michele T. Mosca from her positions as Principal Executive Officer, President, Chair and Interested Director of the Fund and appointed Paul J. Battaglia to each of the resigned positions effective immediately. Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s investment advisor, Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Rainier International Discovery Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIDS-10/18-AR

ITEM 2: CODE OF ETHICS

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 13(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series, Blended Asset Maximum Series, Equity Series, Overseas Series, Disciplined Value Series, Quality Equity Series, Rainier International Discovery Series, Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2018 and 2017 were:

	2018	2017

Audit Fees (a)	$550,850	$648,474

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$168,800	$208,210

All Other Fees (d)	$0	$0

	$719,650	$856,684

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2018 and 2017.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2018	2017

Audit Related Fees	$1,800	$1,800

Tax Fees	$0	$0

	$1,800	$1,800

The Audit Related fees for the years ended October 31, 2018 and 2017 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2018 and 2017.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2018 and 2017 were $168,800 and $208,210, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,800 and $1,800, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date 12/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date 12/27/2018

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
Date 12/27/2018